As filed with the Securities and Exchange Commission on November 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor

New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Neuberger Berman Equity Funds

Investor Class Shares Trust Class Shares Advisor Class Shares Institutional Class Shares	Class A Shares Class C Shares Class R3 Shares

Emerging Markets Equity Fund
Equity Income Fund
Focus Fund
Genesis Fund
Global Equity Fund
Global Thematic Opportunities Fund
Guardian Fund
International Fund
International Institutional Fund
International Large Cap Fund
Intrinsic Value Fund

Large Cap Disciplined Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Multi-Cap Opportunities Fund
Partners Fund
Real Estate Fund
Regency Fund
Select Equities Fund
Small Cap Growth Fund
Socially Responsive Fund

Annual Report
August 31, 2011

Contents

THE FUNDS
President's Letter	1

PORTFOLIO COMMENTARY (UNAUDITED)

Emerging Markets Equity Fund	2

Equity Income Fund	6

Focus Fund	10

Genesis Fund	14

Global Equity Fund	17

Global Thematic Opportunities Fund	21

Guardian Fund	25

International Fund	29

International Institutional Fund	33

International Large Cap Fund	36

Intrinsic Value Fund	40

Large Cap Disciplined Growth Fund	44

Large Cap Value Fund	48

Mid Cap Growth Fund	52

Multi-Cap Opportunities Fund	56

Partners Fund	60

Real Estate Fund	64

Regency Fund	68

Select Equities Fund	72

Small Cap Growth Fund	76

Socially Responsive Fund	80

FUND EXPENSE INFORMATION	90

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

Emerging Markets Equity Fund	94

Equity Income Fund	97

Focus Fund	99

Genesis Fund	100

Global Equity Fund	103

Global Thematic Opportunities Fund	106

Guardian Fund	108

International Fund	109

International Institutional Fund	112

International Large Cap Fund	115

Intrinsic Value Fund	118

Large Cap Disciplined Growth Fund	120

Large Cap Value Fund	122

Mid Cap Growth Fund	124

Multi-Cap Opportunities Fund	126

Partners Fund	127

Real Estate Fund	129

Regency Fund	130

Select Equities Fund	132

Small Cap Growth Fund	133

Socially Responsive Fund	135

FINANCIAL STATEMENTS	145

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA

Emerging Markets Equity Fund	207

Equity Income Fund	207

Focus Fund	209

Genesis Fund	211

Global Equity Fund	213

Global Thematic Opportunities Fund	213

Guardian Fund	213

International Fund	215

International Institutional Fund	217

International Large Cap Fund	217

Intrinsic Value Fund	219

Large Cap Disciplined Growth Fund	221

Large Cap Value Fund	221

Mid Cap Growth Fund	223

Multi-Cap Opportunities Fund	225

Partners Fund	227

Real Estate Fund	229

Regency Fund	229

Select Equities Fund	231

Small Cap Growth Fund	233

Socially Responsive Fund	235

Reports of Independent Registered Public Accounting Firms	245

Directory	247

Trustees and Officers	248

Proxy Voting Policies and Procedures	257

Quarterly Portfolio Schedule	257

Board Consideration of the Management and
Sub-Advisory Agreements	258

Notice to Shareholders	259

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

President's Letter (Unaudited)

Dear Fellow Shareholder,

Considering recent extreme market volatility and often discouraging macroeconomic news, equity market strength over much of the past fiscal year may come as a surprise. The S&P 500 Index returned 18.5% for the 12 months ended August 31, 2011—significantly above its long-term average (9.7% annualized since 1926, as tracked by Ibbotson Associates). During the same period, the MSCI EAFE® Index gained 10.5% and the MSCI Emerging Markets Index turned in a respectable 9.4% return.

These gains belie the fact that this reporting period contained two very different markets. As the period began, the markets, which had been threatened by the possibility of a double-dip recession through summer 2010, rallied. The Federal Reserve's second quantitative easing effort ("QE2") was a tremendous stimulus that, along with unexpectedly strong corporate earnings, returned the market to its feet. Economically sensitive areas led as risk appetites increased, and the S&P 500 advanced by over 27% through February 2011.

Market volatility began to increase in March in the wake of the disaster in Japan and worsening global economic news. The U.S. economy grew only 0.8% through the first half of 2011, bringing investor sentiment full circle to recessionary fears. In addition, the ending of QE2, alarming headlines from the European debt crisis, engineered slowdowns in China and India, and a once unthinkable downgrade of U.S. government debt aggravated fears. Risk aversion increased, with investors pulling over $30 billion from equity mutual funds in July alone. In August, the CBOE Volatility (VIX) Index spiked to 48, a level not seen since March 2009, and consumer confidence hit a two-year low.

While the period closed in uncertain territory, our portfolio managers generally remain guardedly optimistic, expecting continued slow growth ahead rather than recession. In August, total industrial production was 3.4% above its level a year ago. Inventory restocking, M&A activity, and slow, steady increases in capital expenditures could also support growth for the remainder of the year. In addition, corporate balance sheets remain healthy, and in many cases, flush with cash; and earnings continue to show resilience.

With headlines continuing to influence investor sentiment and behavior, however, ongoing concerns bear watching. Paramount among these is what course of action the U.S. government and EU leaders will take in addressing their serious deficit situations. The Fed has suggested that policymakers will consider further steps to help stimulate the U.S. economy and has initiated an effort to reduce longer term interest rates dubbed "Operation Twist." However, with interest rates extremely low, and after two rounds of quantitative easing, it is uncertain what more the Fed can do. At the time of this writing, EU leaders continue working toward a solution to address Greece's potential default.

Regarding the U.S., our hope is that the deeply divided government will move past partisanship to reach lasting solutions to fiscal challenges. Meanwhile, we are closely watching economic indicators such as industrial and service business data, and consumer spending.

We have seen three sharp market declines during the last three years. During each, correlations among equities rose and stocks declined indiscriminately. As the market recovered from the first two downturns, fundamentals-driven active managers were able to add value, as the stocks of companies best positioned for the ensuing economic backdrop outperformed. Although it's too early to know this time, we think our strengths as hands-on active managers are on our side. We continue to believe that managers employing tested strategies and in-depth research to build differentiated, advantaged portfolios will outperform over the long term.

Along these lines, we are pleased to have introduced two new mutual funds—Neuberger Berman Global Equity Fund and Neuberger Berman Global Thematic Opportunities Fund, which you can learn more about in this report. Along with our other relatively new fund, Neuberger Berman Global Allocation Fund, they reinforce our commitment to providing shareholders with global investment opportunities, through experienced management teams and disciplined investment approaches.

Thank you for your confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a 3.44% total return for the fiscal year ended August 31, 2011, and underperformed its benchmark, the MSCI Emerging Markets (EM) Index, which provided a 9.40% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

From late summer through calendar year-end 2010, emerging markets continued their strong run, benefiting from expectations for improving global growth and ongoing local demographic and economic strength. Several factors converged, as the fiscal year progressed, however, that pulled back performance. As economic growth in developed markets came into question, with serious debt and political headwinds in both the U.S. and eurozone, markets weighted toward exports (global sectors) came under pressure. Additionally, concerns over inflation prompted investor outflows, particularly from local, smaller cap sectors. Central banks in several high growth economies, including China and India, began raising interest rates in an effort to control inflation and manage growth. Food inflation is a particular concern across emerging markets as it can make up almost half of the consumer price index (CPI) in certain countries.

Taking the fiscal year as a whole, emerging markets turned in high single-digit returns, underperforming both international developed markets and the S&P 500 Index. Although markets generally slowed down somewhat after their strong run, results remained positive for all sectors except Utilities. Consumer Discretionary and Staples stocks showed significant strength for the period, followed by Telecommunication Services. In addition to Utilities, Financials and Industrials stocks were areas of weakness.

By country, Thailand, Indonesia and Mexico were among the strongest markets, while Egypt, Turkey and India were the weakest. With the exception of a relatively robust Russian market, the powerful BRIC economies—Brazil, Russia, India and China—underperformed significantly this period.

Relative to the benchmark, the portfolio benefited most from underweights in the two weakest sectors, Utilities and Financials, and from our overweight in Consumer Discretionary holdings. Stock selection within Consumer Staples was also additive to performance. An overweight to the relatively weak Industrials and Health Care sectors and an underweight in Energy, relative to the benchmark, were detrimental to peformance.

Among individual holdings, Korean auto parts manufacturer Hyundai Mobis was the Fund's top contributor to performance. Hyundai/Kia Motors benefited from a loss of production from Japanese automakers. Longer term, we believe the company will benefit as Japanese automakers diversify their supplier base. Indonesia's PT Global Mediacom, an integrated pay TV and broadcasting company, benefited from favorable analyst reports highlighting the company's value. International Container Terminal, a Philippines based terminal port operator, performed well on strong fundamentals and new terminal concession wins.

Disappointments included Indian cable TV company DEN Networks. In our view, DEN is positioned to benefit from the migration to digital cable, but regulatory hurdles delayed the shutdown of the analog spectrum. Boer Power, a Chinese industrial company, underperformed as competition eroded the profitability of their Electronic Distribution Systems business. Xingda International, a leading Chinese wire manufacturer, detracted as margins dropped in both its auto and solar businesses. We believe these businesses' margins will recover over time. Supply disruptions impacted Melfas, a capacitive touch-sensor chip company. The possibility that Samsung, their biggest customer, may be developing their own chips raises significant risks for the company, and we sold the stock late in the reporting period.

We continue to see secular growth opportunities in the domestic sectors of the emerging markets. Fundamentals have remained solid and have been supported by a rising middle class, urbanization and governments with healthy balance sheets. While we acknowledge structural inflation will likely remain elevated, on average, wages have been rising faster than inflation, which combined with high savings rates bodes well for consumption over the long term.

From a sector perspective, Health Care continues to be our largest overweight, offering good consumer exposure, with a record of high returns and good cash flow generation at reasonable valuations. We are also constructive on domestically driven Industrials, due to their potential role in resolving large infrastructure bottlenecks, capacity constraints and rising labor input costs—a recurring theme across many countries, including Brazil, India, China and the Philippines. We are underweighted in Financials compared to the benchmark, where we find valuations expensive. We are also slightly overweighted in Consumer Staples.

At the country level, we see growth and value in Thailand (where we think the decisive parliamentary victory of the Puea Thai party bodes well for stability), Turkey and the Philippines. We believe India offers interesting mid-cap opportunities, as does Brazil on a selective basis. We are more cautious on component-oriented export markets such as Korea and Taiwan, but are finding select opportunities. We also continue to see opportunities in the domestic sectors in China, although considerable government policy noise (to address rapidly rising property prices and wage increases) has put downward pressure on the market. While we see potential for a property bubble in China's largest cities, we continue to think that risks on a national level are largely overstated. We also believe that local government debt is manageable considering the significant reserves of the national government.We feel the biggest risk will likely be in Chinese financials, where we are underweight compared to the benchmark.

We believe that our bottom-up fundamental analysis within a macro perspective will help us continue to capture the longer-term opportunity these markets hold.

Sincerely,

Conrad Saldanha
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	12.7%
Consumer Staples	7.5
Energy	9.4
Financials	14.5
Health Care	5.6
Industrials	10.0
Information Technology	11.6
Materials	14.2
Telecommunication Services	7.2
Utilities	1.6
Short-Term Investments	5.7
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9,12
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	10/08/2008	3.44%	21.94%
Class A	10/08/2008	3.16%	21.68%
Class C	10/08/2008	2.41%	20.76%
Class R312	06/21/2010	2.73%	21.61%
With Sales Charge
Class A		–2.77%	19.22%
Class C		1.41%	20.76%
Index
MSCI Emerging Markets Index1,18		9.40%	19.88%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 6.65%, 6.72%, 7.06% and 2.76% for Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.27%, 1.52%, 2.27% and 1.92% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a 17.70% total return for the fiscal year ended August 31, 2011. As is typical during a strong rally in the equity market, the portfolio underperformed its benchmark, the S&P 500 Index, which generated an 18.50% return. (Performance for all share classes is provided in the table immediately following this letter.) Because of the portfolio's defensive positioning, however, it made headway relative to the index during the final quarter of the fiscal year, when the rally abated and volatility intensified.

The market's strength for much of the fiscal year was largely based on relatively strong economic expectations. Going into calendar year 2011, the consensus among analysts had been for U.S. GDP growth to be in the range of 3%-4%. In the final months of the reporting period, however, fears of a double-dip recession were reignited by renewed concern over the serious debt issues facing Greece and Europe in general, and what broader effects might be felt.

Against this shifting backdrop, the Fund performed well for a number of reasons. Real Estate Investment Trusts (REITs) were among the top performing asset classes for much of this period relative to the S&P 500 Index, even though they pulled back sharply during July and August. Representing approximately 20% of the portfolio's assets, our position in REITs—namely those focused on specialty and international areas—benefited performance. American Campus Communities, a student housing specialist, was among the top contributors, while RLJ Lodging and Suntec were detractors. We did not own RLJ the entire fiscal year, so the portfolio saw less of the benefit from the sector's positive run. We consider the company undervalued, and expect that its niche—longer-term lodging for consultant type clientele—may be a benefit given that the trend toward hiring consultants instead of full-time employees tends to be increasing. Suntec, a Singapore-based office and retail REIT, underperformed as investors questioned the sustainability of the strong growth in the Asian markets.

The portfolio also benefited from investments with exposure to emerging markets consumers, a theme within the portfolio for over two years now. In this category, names including Philip Morris International and Unilever benefited as wages in some emerging markets continued to increase, leading to a higher quality of living standards, particularly in Asia. Both were among top contributors this period.

Precious metals commodity-related stocks—gold in particular—also outperformed relative to the benchmark. Royal Gold was our strongest contributor this fiscal year, and Franco-Nevada also performed well. Gold prices increased as investors sought a safe haven against a weaker U.S. dollar, fears about U.S. debt, and market volatility. Both names also offer a modest dividend yield. Within the convertibles portion of the portfolio, NovaGold appreciated significantly as well, and we sold it for a gain.

Despite the fact that oil and gas prices declined somewhat during the fiscal year, several of our diversified Canadian oil sands holdings, including Crescent Point, Cenovus, and Arc Resources, performed extremely well. CNOOC, the Chinese oil and gas conglomerate, was also beneficial to results. That position was sold for a gain and we replaced it with PetroChina, which we believed had more significant upside potential. Despite the recent price movement, we remain positive on oil. From our point of view, prices over $75 per barrel are still quite profitable for our portfolio holdings, even the higher-cost producers.

The portfolio's Utilities investments, at just over 16% of assets, added value over the fiscal year as well. The sector appeared relatively attractive in recent months as investors sought yield in a volatile market. We witnessed several of our Utilities holdings raise their dividends this period. Among our holdings, CenterPoint Energy was a standout performer, with both a dividend increase and a big win in a Texas rate case, enabling the company to begin to recoup costs.

Our convertible bond holdings were a relative detriment this period. While absolute performance was positive, they lagged the market, as they tend to do during equity rallies. Still, they are an excellent source of income and generally help dampen volatility within the portfolio, in our view. Our focus continues to be on bonds with maturity or put dates of less than seven years.

Within convertibles and elsewhere, commodities including coal, timber and uranium fell somewhat out of favor as emerging markets economies began raising interest rates to help contain inflation. This, along with the slowdown in developed markets, took a toll on holdings including James River and Paladin, both convertible bonds, and Potlatch, one of our timber REITs.

While we thought earlier analyst estimates of 3% to 4% GDP growth were overly optimistic, we also believe fears of a double-dip recession are overblown and anticipate the U.S. will muddle through with a growth rate near 1% through 2012, barring unforeseen issues in Europe. In the current environment, however, we think fear has overtaken greed, and the markets have been weak and extremely volatile as investors may react nervously to headlines and analyze each economic data release for meaning and direction.

We consider the portfolio to be well positioned against the volatility that we expect will continue. With its defensive characteristics and yield component, the portfolio typically outperforms when markets are difficult. Additionally, with the strength in our companies' balance sheets and the benefit of rising dividends, we think the Fund may be a good alternative to the bond market for investors seeking income.

Sincerely,

Richard S. Levine, Tony Gleason and Sandy Pomeroy
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in a wide array of stocks are set forth in the prospectus and statement of additional information.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change.

Equity Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	2.1%
Consumer Staples	7.6
Energy	12.0
Financials	23.4
Health Care	3.8
Industrials	7.5
Information Technology	1.2
Materials	5.3
Telecommunication Services	5.2
Utilities	16.1
Other	10.6
Short-Term Investments	5.2
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class16	06/09/2008	17.70%	6.60%
Class A16	06/09/2008	17.27%	6.31%
Class C16	06/09/2008	16.31%	5.79%
Class R316	06/21/2010	16.92%	6.42%
With Sales Charge
Class A16		10.52%	5.01%
Class C16		15.31%	5.79%
Index
S&P 500 Index1,18		18.50%	–0.23%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See footnote 16 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.02%, 1.37%, 2.13% and 1.44% for Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.81%, 1.17%, 1.92% and 1.42% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT16
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a 17.61% total return for the fiscal year ended August 31, 2011 and trailed its benchmark, the S&P 500 Index, which provided an 18.50% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fiscal year was an extremely volatile time for the markets. From a strong start in the fall of 2010 through the first calendar quarter of 2011, investors appeared optimistic that the economic recovery was progressing well, and that the GDP growth rate would accelerate as the year progressed. In late spring, the markets experienced a setback as investors struggled with the potential impact of a second round of serious sovereign debt issues in Europe, signs of slowing growth combined with contentious debt ceiling negotiations in the U.S., and the possibility of decelerating growth in emerging markets. Equities declined in response and volatility rose for the remainder of the fiscal period.

Although the Fund held its ground fairly well during the decline, market conditions were something of a headwind. Nonetheless, because the Fund is a concentrated portfolio of our analysts' best ideas, we believe our shareholders will benefit if headline risk declines and investors once again evaluate opportunities in a way that more clearly plays to the strengths of bottom-up active managers—on business prospects, valuations and fundamentals.

For the fiscal year as a whole, cyclical sectors led the market as investor optimism reigned for roughly two-thirds of the reporting period. All sectors in the S&P 500 Index except for Financials were positive for the fiscal year, with the best returns coming from the Energy and Consumer Discretionary sectors. The more defensive Telecommunication Services and Utilities sectors underperformed the index slightly over the period.

Within the portfolio, Information Technology holdings detracted the most from performance relative to the benchmark, although Energy holdings also underperformed. Within Information Technology, Apple was a top contributor, but poor performance from Hewlett-Packard and NXP Semiconductors counteracted any positive effect. Hewlett-Packard had been performing well under the direction of CEO Mark Hurd, who was ousted in August 2010. As new management took the helm, we continued to believe there was value in the company, but as earnings weakened and the company's new strategic direction became less clear, we sold our position, finding what we consider better opportunities elsewhere.

NXP is a supplier of high performance and standard semiconductor devices with a dominant market share in the vast majority of its product segments. One of the key growth drivers for NXP is an emerging technology that enables payments to be made via smart phones. Because this is a new technology, however, integration into mobile phones has been choppy and concerns about the ramp-up of this product, combined with overall economic weakness, have been weighing heavily on the stock. We see a great deal of value in its shares at current levels, however, and expect sales to pick up when the economy improves and even more so if the company's differentiated payment technology takes root and becomes widespread within the mobile phone industry.

On the positive side, our Consumer Discretionary holdings outperformed relative to the benchmark, on both strong stock selection and overweight positions. Brinker International, the operator of Chili's Restaurants, Discovery Communications, and Comcast performed well. We sold Brinker during the period, but continue to have meaningful positions in both Discovery and Comcast.

Discovery Communications is, in our view, a very well run pure-play cable network with a strong international presence. The company owns a number of cable TV channels including Discovery Channel, TLC and Animal Planet. We continue to see value in the stock and expect further upside as the company benefits from increased adoption of paid television internationally and makes strides in improving its network ratings and monetization domestically.

Comcast closed the NBC Universal deal this period, which should be self-funding from a cash flow perspective going forward. The rest of the business also continues to perform well, generating significant free cash flow which the company is redeploying to shareholders via dividends and buybacks.

Beyond our Consumer Discretionary holdings, strong stock selection led to outperformance in the Consumer Staples, Financials and Health Care sectors as well. Although we underperformed the index, we were able to add value in seven of 10 sectors.

As we enter the remainder of the year, equities appear attractive to us, although we expect the market may continue to be extremely volatile as long as macroeconomic news continues to drive investor behavior. We believe our valuation discipline allows us to use volatility to our advantage, however, as we work to purchase sound companies with strong growth prospects at depressed levels.

While we choose each holding based on its individual fundamentals, we are also mindful of how the Fund comes together as a whole. We therefore pay close attention to how holdings correlate with each other in order to create a portfolio of stocks with what we consider an optimal risk/reward balance. At this time, we believe we have a well-diversified portfolio with both cyclical and counter-cyclical exposure and believe that our rigorous bottom-up stock selection process should work in favor of our shareholders over time.

Sincerely,

Tim Creedon and David Levine
Portfolio Co-Managers

Because the Fund is concentrated in a small number of stocks, it may be substantially overweighted or underweighted in certain economic sectors at any given time. Therefore its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Focus Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	17.2%
Consumer Staples	7.8
Energy	12.1
Financials	14.0
Health Care	12.1
Industrials	9.8
Information Technology	16.1
Materials	4.5
Utilities	3.8
Short-Term Investments	2.6
Total	100.0%

PERFORMANCE HIGHLIGHTS2,8
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	17.61%	–1.40%	1.01%	10.09%
Trust Class4	08/30/1993	17.39%	–1.61%	0.81%	10.10%
Advisor Class4	09/03/1996	17.20%	–1.83%	0.60%	10.05%
Institutional Class21	06/21/2010	17.85%	–1.35%	1.03%	10.10%
Class A24	06/21/2010	17.43%	–1.43%	0.99%	10.09%
Class C24	06/21/2010	16.62%	–1.61%	0.90%	10.07%
With Sales Charge
Class A24		10.64%	–2.59%	0.40%	9.98%
Class C24		15.62%	–1.61%	0.90%	10.07%
Index
S&P 500 Index1,18		18.50%	0.78%	2.70%	9.67%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.98%, 1.19%, 1.43%, 0.80%, 1.16% and 1.91% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.75%, 1.11% and 1.86% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Advisor Class shares and August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class posted a 29.65% total return for the fiscal year ended August 31, 2011, outperforming its benchmark, the Russell 2000® Index, which provided a 22.19% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

There was a dramatic shift in terms of the stock market's performance during the fiscal year. Over the first eight months of the reporting period, the market rose sharply and more volatile/high beta stocks (whose performance is closely tied to overall market results) typically outperformed higher quality/less speculative issues (companies with higher than average profitability, less financial leverage and which are less cyclical). However, we saw a nearly complete reversal of this trend during the last four months of the period, as investor risk appetite was largely replaced with risk aversion. Against this backdrop, higher quality companies generally performed better than their higher beta counterparts.

This changing environment demonstrated what we feel has been a key attribute for the Fund. While the Fund lagged its benchmark during the market's sharp ascent, it outperformed its benchmark when the market faltered. This is consistent with what we've seen in the past, and it resulted in the Fund's strong absolute and relative performance during the fiscal year.

Stock selection was the main driver of the Fund's outperformance. Sector positioning was also beneficial, albeit to a lesser extent. The Fund's holdings and longtime overweight in the Energy sector added significant value during the period. In particular, CARBO Ceramics, Cabot Oil & Gas and Oceaneering International posted very strong results. These three companies, as well as other Energy companies held within the portfolio, benefited from rising oil prices and/or increased drilling activity.

Other notable standouts were Consumer Staples company Church & Dwight and Health Care firm Dionex. Church & Dwight markets a diverse array of household and personal care items, including its Arm & Hammer brand products. The company's stock rose sharply as its earnings surpassed expectations and it continued to generate strong free cash flow. Dionex manufactures liquid chromatography systems that are used to analyze the composition and quality of substances for biopharmaceutical, environmental and industrial customers. During the reporting period, Dionex agreed to be acquired by Thermo Fisher Scientific at a significant premium and we sold the position.

The two largest detractors from performance were for-profit education companies Capella Education and Strayer Education. These Consumer Discretionary stocks saw their stock prices fall sharply given ongoing concerns that enrollment rates would decline and that expenses would rise. While we feel these are the best-in-class companies within the for-profit education industry, we pared our exposures given the uncertainties about future revenue growth, and eliminated the Capella position after the reporting period.

Several holdings within the Financial sector, including Greenhill & Co. and Westamerica Bancorp, were also detrimental to Fund performance. Greenhill & Co.'s stock fell as its earnings declined given the tepid merger and acquisition environment. We pared the position during the period and sold out entirely in September 2011. Westamerica faltered along with the overall banking industry during the reporting period. However, we remain positive on Westamerica given its strong capital position and its historically solid track record. We also feel that the company could be a beneficiary of anticipated consolidation in the banking industry as weaker competitors get absorbed by best-in-class operators like Westamerica.

In our last report to shareholders, we stated our belief that "a number of factors could result in below average gross domestic product (GDP) growth in the coming years." Recent developments have been consistent with our view, as economic growth has moderated in recent months. Another issue that could impact the markets and investor sentiment is the escalating European debt crisis and its potential impact on the U.S. financial system. We feel the portfolio is well-positioned given the uncertainties that exist today. We continue to manage a diversified portfolio of what we consider high quality companies with proven track records of generating strong results in various economic and market environments. The portfolio is also balanced—including relatively defensive companies that we believe could hold up relatively well should the market continue to falter, as well as certain cyclical companies, such as those in the energy and agriculture industries, that could benefit should global growth strengthen more than is currently anticipated.

Sincerely,

Judith M. Vale and Robert D'Alelio
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change.

Genesis Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	6.4%
Consumer Staples	7.1
Energy	15.4
Financials	7.7
Health Care	12.7
Industrials	18.5
Information Technology	10.9
Materials	11.9
Utilities	3.2
Short-Term Investments	6.2
Total	100.0%

PERFORMANCE HIGHLIGHTS2
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	29.65%	6.21%	10.01%	12.41%
Trust Class4	08/26/1993	29.56%	6.17%	9.97%	12.40%
Advisor Class4	04/02/1997	29.23%	5.90%	9.69%	12.21%
Institutional Class6	07/01/1999	29.87%	6.45%	10.25%	12.55%
Russell 2000® Index1,18		22.19%	1.53%	5.85%	8.79%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.06%, 1.12%, 1.38% and 0.87% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratio net of waivers and reimbursements was 0.85% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Institutional Class and Advisor Class shares and through August 31, 2014 for Trust Class shares.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions.

The results shown in the table and the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Equity Fund Commentary (Unaudited)

During the two-month period from its inception on June 30, 2011 through August 31, 2011, Neuberger Berman Global Equity Fund Institutional Class posted a –9.00% return, underperforming its benchmark, the MSCI World Index, which provided a –7.47% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

In this, our first annual report letter, we would like to take the opportunity to explain our approach to portfolio management. The Global Equity Fund follows an investment discipline, Quality at a Reasonable Price (QuaRP), designed by our team, which includes a four-step process that applies initial screening, fundamental and strategic analysis, and financial analysis to help identify investment opportunities that others may miss. With the flexibility to invest across styles and market capitalization ranges, as well as outside the benchmark, we believe our approach enables us to build a differentiated portfolio with the potential to benefit our shareholders.

Looking more closely at our process, we first perform an initial screening of securities to ensure they have "quality" characteristics such as historically high return on invested capital and earnings per share, as well as low debt ratios.

Companies that pass the initial screening undergo intensive hands-on strategic analysis for a thorough understanding of both the companies and their business environments. We assess each company's strategy, management team quality, and commitment to driving shareholder value. As part of this assessment, we generally meet with company management, as well as numerous industry competitors, suppliers and customers.

Finally, using a proprietary discounted cash flow model and valuation criteria including price to cash flow and price to earnings metrics, we are able to identify the explicit price levels at which we would become a buyer—or seller—of a particular stock. In the end, we are able to build a diversified portfolio of between approximately 60 to 100 names that we believe will outperform the market over the long term.

During this abbreviated reporting period, representing tremendously negative investor sentiment and high market volatility, every sector of the MSCI World Index reported negative results. Worst hit were Financials, Industrials and Consumer Discretionary stocks. Performance of Consumer Staples, Utilities, and Information Technology stocks was relatively better. By country, Greece, Italy and Germany were the worst performing markets during a period in which all markets in the index, except New Zealand, lost value.

Within the portfolio, stock selection in the Materials, Telecommunication Services and Consumer Discretionary sectors was beneficial to performance on a relative basis, while Information Technology, Financials and Consumer Staples holdings disappointed. In terms of performance by country, holdings in Canada had the most positive effect on portfolio performance this period, followed by Germany. A zero allocation to Italy was also beneficial relative to the index. Our weaker markets this period included Korea, the U.S., and Japan.

Three of our top contributors to performance were New Gold, Silver Wheaton and Goldcorp—Canadian precious metals companies that benefited from strong operations and upward commodity price movement, especially as investors sought safe heavens from the equity market. Four U.S.-based companies—Apple, Cabot Oil & Gas, Waste Connections and McDonald's—were also top contributors.

Disappointments during the two-month period included Lincoln National, a U.S.-based financial services company. Lincoln is quite sensitive to movement in the capital markets, and has been adversely affected by prospects for continued low interest rates, poor equity returns, and higher hedging costs. Other underperformers included Alcatel-Lucent, Credit Suisse, Hyundai Mobis, Nippon Electric Glass, and Deutsche Boerse. Lincoln National, Credit Suisse and Nippon Electric Glass have been sold, but, generally speaking, we continue to believe in our longer-term value assessments of the companies we continue to own.

The current negative market sentiment has been driven by the European policy makers' delayed response to the EU sovereign debt crisis and signs of a potential U.S. economic slowdown. This has focused investor concerns on large structural issues that developed markets' governments are struggling to address effectively. We believe that, sooner or later, fiscal deficits will be reduced—either via higher taxes or via lower spending—which we believe will act as a drag to economic growth in the U.S., Europe and Japan in particular. At the same time, emerging markets are currently experiencing higher levels of inflation, which could result in higher interest rates and/or slower economic growth. As a consequence, the portfolio remains underweighted relative to the benchmark in Japan, where public debt is high, and also in the weaker European economies which we believe will suffer the most fiscal retrenchment.

However, we believe that, following improvements to their balance sheets since the financial crisis of 2008, many companies with no apparent exposure exposed to these risks are in good shape. Operating profit margins are high, and since spending on fixed assets and working capital has been restrained, cash flow is strong. As a result, valuation levels appear compelling to us. Although risks remain, we have identified a few themes that we anticipate will drive stock selection in the portfolio going forward: 1) an end to increases in the costs of raw materials, which could help Materials and Consumer Staples companies; 2) growing demand in emerging markets as the middle class grows, which could benefit global multinational Consumer Staples and Consumer Discretionary firms; and 3) consumers and companies spending more on maintenance and ongoing expenses rather than new purchases, which may benefit Consumer Discretionary sub-sectors like Cable TV, or corporate software IT firms.

With the discipline of our QuaRP strategy and the benefit of insight into these secular themes, we believe we can deliver value for our shareholders over the longer term.

Sincerely,

Benjamin Segal and Saurin Shah
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in issuers who are based or who operate outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change.

Global Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGQIX
Class A	NGQAX
Class C	NVACX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	10.5%
Consumer Staples	8.0
Energy	11.1
Financials	10.6
Health Care	11.2
Industrials	11.9
Information Technology	13.7
Materials	14.8
Telecommunication Services	6.1
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
	Inception Date	Cumulative Total Return Ended 08/31/2011 Life of Fund
At NAV
Institutional Class	06/30/2011	–9.00%
Class A	06/30/2011	–9.10%
Class C	06/30/2011	–9.20%
With Sales Charge
Class A		–14.33%
Class C		–10.11%
Index
MSCI World Index1,18		–7.47%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2011 were 1.42%, 1.78% and 2.53% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The estimated expense ratios net of waivers and/or reimbursements were 1.15%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Global Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Thematic Opportunities Fund Commentary (Unaudited)

During the period from its inception on June 30, 2011 through August 31, 2011, Neuberger Berman Global Thematic Opportunities Fund Institutional Class provided a –5.60% return, outperforming its benchmark, the MSCI All Country World Index (ACWI), which delivered a –7.56% return during the period. (Performance for all share classes is provided in the table immediately following this letter.)

Coming off of a nine-month rally during the full fiscal year, global equity markets stumbled in summer 2011 as fears of a double-dip recession were reignited. A weakened economic outlook for the U.S. was combined with heightened concerns over the serious debt issues facing Greece and Europe and their broader potential consequences. Interest rate increases in China, India and other several emerging markets nations aimed at controlling inflation implied that rapid growth in those markets could come to an abrupt end as well. As headwinds to the global economy appeared to increase, we saw investors grow more conservative, moving down the risk spectrum, out of emerging markets, and from equities to bonds.

The Fund is designed to invest along longer-term themes in which we expect above-average growth driven by structural changes in the global economy. This period, themes included being "long what China is short," the strong emerging markets consumer, being on the right side of inflation worldwide, and demand for ever-increasing agricultural yields, among others. Our managers travel extensively, going to where the investments are for a deep, hands-on understanding of the companies, economies, and industries in which we invest. Compared with the MSCI ACWI Index, we are currently underweighted in the U.S., Europe and Japan, and overweighted in emerging markets and Canada, based on our view of where the best opportunities exist.

During the abbreviated reporting period, even though investors generally shied away from emerging markets equities, a number of our top contributors came from our emerging markets consumer theme. Companies like Ace Hardware Indonesia, which serves as a combination of a Bed, Bath and Beyond and Home Depot for Indonesian consumers, and Philip Morris International saw consistent demand. Las Vegas Sands, whose operations in Macao and Singapore are quite profitable, was another top contributor, as were two auto-related names. Hong Kong's Dah Chong Hong Holdings has benefited from stellar auto sales in China. The company is the exclusive distributor of Bentleys and also has a large contract with Isuzu. India's Mahindra & Mahindra, a distributor of sport utility vehicles and tractors, was also strong, benefiting from demand stemming from generally poor road conditions.

As part of our inflation theme, we have a higher tilt toward gold than the index. Stocks closely tied to gold and other precious metals commodities holdings were a big positive for the portfolio this period, as investors sought a safe haven against a weaker dollar, fears about U.S. debt, and market volatility. Agnico-Eagle Mines and Goldcorp benefited as gold prices increased, and Silver Wheaton was also a top contributor.

Stocks within our agriculture theme underperformed over the past two months. For example, China's First Tractor was our largest detractor this period. However, we remain bullish about the sector for the longer term and are willing to be patient. As wages and quality of life improve in the emerging markets, and particularly in China, the increased demand for dietary proteins is driving a greater need for grain for feed.

All America Latina Logistica also disappointed as risk-averse investors avoided emerging markets. We continue to like this Brazilian infrastructure company, viewing it as part of the solution to helping increase Brazil's ability to export goods to Asia and other regions.

The Energy sector contained several detractors for the period. Energy names are part of our "long what China is short" theme. Coal holdings including Indonesia's PT Adaro Energy and Alpha Natural Resources, a U.S. holding, disappointed as emerging markets governments increased interest rates to manage growth and relieve inflationary pressures. Investors worried that this activity could cool the growing recent demand for products such as coal. We remain bullish for the long term on both thermal and metallurgical coal and anticipate using any temporary price declines as a buying opportunity.

One other disappointment this period was the asset manager Invesco, part of our "money in motion" theme. Investors moved money from equities to bonds during this period's market volatility, which are lower margin products for Invesco.

Longer term, however, we anticipate that investors who want to keep up with inflation to re-enter the equity market, particularly in high dividend areas, out of frustration for the current low yields of bonds.

Looking ahead, we believe that U.S. economic growth will be relatively slow in the coming months, but that we will see much more attractive economic growth in other parts of the world. Our goal is to find companies, either U.S.-based or foreign, that we believe are best positioned to take advantage of that global growth. We plan to apply a rigorous investment discipline as we seek investment candidates with what we would view as great growth stories, trading at reasonable valuations. We believe we can to identify "under the radar" local companies, multinationals, and strong niche players positioned to benefit from structural global themes that will serve our shareholders well over time.

Sincerely,

Anthony Gleason, Sandy Pomeroy, William Hunter and Richard Levine
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in issuers who are based or who operate outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change.

Global Thematic Opportunities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGHIX
Class A	NGHAX
Class C	NGHCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.3%
Consumer Staples	8.2
Energy	17.3
Financials	8.3
Health Care	1.8
Industrials	15.6
Information Technology	4.1
Materials	12.4
Telecommunication Services	1.7
Utilities	3.4
Short-Term Investments	13.9
Total	100.0%

PERFORMANCE HIGHLIGHTS2
	Inception Date	Cumulative Total Return Ended 08/31/2011 Life of Fund
At NAV
Institutional Class	06/30/2011	–5.60%
Class A	06/30/2011	–5.60%
Class C	06/30/2011	–5.80%
With Sales Charge
Class A		–11.03%
Class C		–6.74%
Index
MSCI All Country World Index1,18		–7.56%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2011 were 1.56%, 1.92% and 2.67% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The estimated expense ratios net of waivers and/or reimbursements were 1.25%, 1.61% and 2.36% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Global Thematic Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class generated a 21.35% total return for the fiscal year ended August 31, 2011, outperforming its benchmark, the S&P 500 Index, which provided an 18.50% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fiscal year started on the heels of a difficult spring and summer, when fears of a double-dip recession ran high. As economic data improved, the stock market enjoyed a strong three-quarter run. As we moved into summer 2011, however, the same set of fears seen last spring were replayed. With a second version of the Greek debt crisis, followed by a contentious U.S. debt ceiling debate, investors went from being encouraged by what seemed a healthy economy to experiencing worries over a potential recession.

Near the beginning of the fiscal year, we began adding to some of our favorite portfolio holdings, increasing weightings at what we believe were excellent valuations. The stock market rallied strongly, and, through the first half of fiscal year 2011, many of the names we had purchased at depressed levels last summer contributed positively to performance. Our performance is typically advantaged during slow-growth environments, as our quality focus identifies businesses that, in our opinion, can grow by gaining share in challenging economic times. For the first three quarters of this reporting period, high-quality businesses outperformed, and their stocks were revalued accordingly. As a result, the Fund enjoyed a performance advantage over the market index.

Ironically, the environment at the end the reporting period is similar to a year ago. Investor anxiety is high and many high-quality businesses are again priced for recession. Following the early summer's Greek debt negotiations, investors sold indiscriminately, and our holdings declined with the market regardless of the advantages we believe they offer. Although the Fund lost some of its "lead," it closed the fiscal year ahead of the benchmark.

In our opinion, when the market does not discriminate, this creates opportunity. We have now seen the good thrown out with the bad three times in three years. During the first two periods of weakness, we actively bought businesses that, in our opinion had previously been too richly valued as stocks. This time, we felt very well positioned already, and yet we also were able to buy two names that had been on our prospect list for years.

Google's disappointing earnings, driven by a decision to invest toward future growth, allowed us to introduce a position in the stock, and a merger deal that Wall Street did not like created an opening for us in Ecolab. Ecolab, which provides sanitizing and pest control products as well as food service equipment and food safety services to various industries, has, in our view, the predictability, strong free cash flow, and great secular growth opportunities associated with consumer staples companies, with the added advantage of controlling distribution.

Within the portfolio, several of our top contributors, including Altera, Schlumberger, and BG Group, performed well in the first three quarters of the period, but gave up some ground more recently. MasterCard was a benefit to the portfolio throughout. We bought MasterCard during last summer's weakness and amid concerns about prospective rules on debit processing fees. A year later, we believe the business remains very strong under a new CEO, and the stock performed well through the downturn. W.W. Grainger is another stock that held up well. Grainger reports sales numbers on a monthly basis, and as fears of recession have increased, stable, frequent revenue reports are helpful.

On the negative side, Hospira, a leading specialty injectable drug company, was our weakest performer. We view Hospira as part of the solution to controlling health care costs and consider it an attractive business for the longer term. The stock declined this period as the company's response to FDA-cited manufacturing issues has been slow and costly. The insurer Progressive was another disappointment. A defensive business, the stock was largely overlooked during the rally, even though it is managed well, growing, and taking market share. We like the company, and think its innovative new usage-based auto insurance product called Snapshot could prove to be disruptive to its competition. We bought SAIC for its fast-growing cyber security business, but as the balance of its government contract business faces a headwind on concerns about the budget, we sold the position before the end of the period.

There has been fear that market volatility and negative sentiment will spill into the economy, weakening spending. So far that hasn't happened. High frequency statistics—like credit card processing volumes, same store sales, and industrial distributors' revenues—remain relatively positive. However, statistics with more long-term significance reflect more uncertainty. In August, business and consumer sentiment and intentions surveys fell dramatically, and hints of companies delaying business decisions are evident in reduced goods orders for fall and holiday delivery, lower transportation utilization rates, and softening in electronic components orders.

Our view is that, as long as Europe doesn't deteriorate into a full crisis situation, the factors that could cause a recession are not present. While the debt problem creates uncertainty and is likely to lead to continued slow growth, we anticipate high-quality companies like those in the Fund to continue to be advantaged, and, barring a broader problem out of Europe, we are optimistic for the intermediate to long term.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change.

Guardian Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	9.0%
Consumer Staples	8.9
Energy	14.9
Financials	11.4
Health Care	13.7
Industrials	14.1
Information Technology	21.4
Materials	5.5
Short-Term Investments	1.1
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7,14
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	21.35%	1.89%	3.93%	10.92%
Trust Class4	08/03/1993	21.08%	1.71%	3.77%	10.89%
Advisor Class4	09/03/1996	20.59%	1.30%	3.37%	10.77%
Institutional Class21	05/27/2009	21.51%	1.98%	3.98%	10.93%
Class A20	05/27/2009	21.06%	1.80%	3.89%	10.92%
Class C20	05/27/2009	20.11%	1.46%	3.71%	10.89%
Class R320	05/27/2009	20.79%	1.69%	3.83%	10.91%
With Sales Charge
Class A20		14.11%	0.60%	3.27%	10.81%
Class C20		19.11%	1.46%	3.71%	10.89%
Index
S&P 500 Index1,18		18.50%	0.78%	2.70%	10.77%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.95%, 1.12%, 2.59%, 0.81%, 1.23%, 2.47% and 3.13% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.50%, 0.75%, 1.11%, 1.86% and 1.36% for Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Advisor Class shares and through August 31, 2014 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Fund Commentary (Unaudited)

Neuberger Berman International Fund Investor Class generated a 16.28% return for the fiscal year ended August 31, 2011, outperforming its benchmark, the MSCI EAFE® Index, which provided a 10.50% return. (Performance for all share classes is provided in the table immediately following this letter.)

Taken as a whole, the past fiscal year was positive but highly volatile for international developed market equities. While the MSCI EAFE Index closed the period in positive territory, it had been up by over 28% between September 2010 and April 2011.

Early in the reporting period, markets generally rebounded sharply off of mid-calendar-year 2010 lows as economic and company data surpassed expectations. Volatility increased after March 2011, as the near- and longer-term toll of the tsunami and nuclear disaster in Japan was evaluated by the market. From May through the August fiscal-year end, markets stumbled, as fears intensified around the scope of the European debt crisis and its potential broader effects. At the same time, global economic data appeared to weaken, driving investors away from riskier assets. From a regional perspective, the S&P 500 outperformed international markets for the fiscal year, with returns of over 18%. The MSCI Emerging Markets Index trailed the other two indexes noted above with a return of 9.4% during the period.

Cyclical sectors led index returns for most of the fiscal year, as the Materials, Energy and Consumer Discretionary sectors outperformed. The more traditionally defensive Health Care sector also outperformed. Weak-performing sectors included Utilities and Financials, and, to a lesser extent, Information Technology. From a country perspective, New Zealand, Norway, Australia and Ireland were among the strongest markets in the index. Greece, Italy, Israel and Spain were among the weakest.

The portfolio's outperformance versus the benchmark for the fiscal year was primarily the result of strong stock selection. Industrials, Materials and Telecommunication Services holdings contributed most to relative performance, and stock selection was additive in six of nine sectors. Within Energy, exploration and production companies—the majority of our exposure—were relatively weak. By country, the portfolio benefited most from an underweight relative to the MSCI EAFE Index in Japan, investments in a strong Canadian market, and stock selection in France. An underweight in Australia and overweights in Brazil and India were relative underperformers for the period.

In terms of individual holdings, Korean auto parts manufacturer Hyundai Mobis was the Fund's top contributor to performance for the fiscal year. Hyundai/Kia Motors benefited from reduced production by Japanese automakers. Conjecture that Japanese automakers might begin to diversify supply chains also boosted the stock. Daimler and Rolls Royce made a successful joint offer for another strong performer, Tognum, a manufacturer of off-highway high-speed engines for marine, industrial, power generation, and defense applications. Silver Wheaton, a Canadian silver streaming company, benefited from both operational successes and continued strength in silver prices, and Arkema, a specialty chemical company, did well on continued strong demand from Asia and new applications. We sold both Tognum and Arkema.

Detractors for the period included Heidelberg Cement, a global cement producer, which declined on general industry weakness and was eliminated from the portfolio. Credit Suisse, the leading Swiss investment and private bank, underperformed on weakness in its fixed income, currency and commodities trading business, a trend felt industry wide. Germany's Deutsche Boerse's performance was hurt by continued low interest rates, which negatively impacted custody businesses, and by lower securities trading volumes. Additionally, Eldorado Gold, a global gold miner, declined because of production delays and was sold.

Continued debt issues in Europe and associated government spending cuts, contractionary monetary policies in most emerging markets, and price increases in raw materials indicate a period of slowing economic growth, in our view. While a continued accommodative monetary policy in the U.S. may help to offset this, we have positioned the portfolio relatively defensively, focusing on companies that we believe are able to perform in tougher economic times.

In Europe, we think having a focus on global multinational companies exposed to the emerging markets will be beneficial as these companies should benefit from those markets' growing consumer base and rising disposable incomes. The Fund's

European weighting is roughly neutral compared to the benchmark although we have extremely limited exposure to the economies we consider among the weakest (i.e., Greece, Italy, Portugal and Spain). We remain underweighted in Japan, where we struggle to identify high-quality companies, and Australia, where we find valuations unattractive. Despite recent underperformance, we retain our exposure to emerging markets, with holdings in Brazil, Chile, China, India, Korea, South Africa and Turkey.

From a sector perspective, the Fund is modestly overweighted in Telecommunication Services. With data traffic doubling every 12-18 months and spectrum a finite resource, we expect telecom carriers to regain pricing power. We are also modestly overweighted in Materials, where we have exposure to agriculture-related and specialty chemical companies that we think have pricing power and relatively stable end markets. We also have holdings in precious metal miners, an industry where prices have risen due to economic uncertainty. One of our largest underweights continues to be in Financials. Valuations of financial stocks in developed markets are at historically inexpensive levels on the basis of price to net assets, but the outlook remains challenging. We continue to see a risk to profits from increasing regulation, and credit demand is generally sluggish across developed markets. Lastly, we continue to have a zero weighting in Utilities—which we classify as generally low growth, capital-intensive and regulated businesses.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change.

International Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBISX
Trust Class	NBITX
Class A	NIRAX
Class C	NIRCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	12.3%
Consumer Staples	9.8
Energy	7.7
Financials	14.2
Health Care	9.7
Industrials	14.4
Information Technology	6.4
Materials	15.1
Telecommunication Services	7.6
Short-Term Investments	2.8
Total	100.0%

PERFORMANCE HIGHLIGHTS7,2,15
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/15/1994	16.28%	–0.50%	7.90%	7.37%
Trust Class4	06/29/1998	15.91%	–0.63%	7.96%	7.55%
Class A26	12/20/2010	16.26%	–0.50%	7.90%	7.37%
Class C26	12/20/2010	15.63%	–0.61%	7.84%	7.33%
With Sales Charge
Class A26		9.57%	–1.67%	7.26%	7.00%
Class C26		14.63%	–0.61%	7.84%	7.33%
Index
MSCI EAFE® Index1,18		10.50%	–1.01%	5.41%	4.76%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.43%, 1.53%,1.59% and 2.34% for Investor Class, Trust Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any).The expense ratios net of waivers and/or reimbursements were 1.42%, 1.53% and 2.28% for Investor Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Trust Class shares and through August 31, 2014 for Investor Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

International Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Institutional Fund Commentary (Unaudited)

Neuberger Berman International Institutional Fund generated a 15.62% return for the fiscal year ended August 31, 2011, outperforming its benchmark, the MSCI EAFE® Index, which provided a 10.50% return.

Taken as a whole, the past fiscal year was positive but highly volatile for international developed market equities. While the MSCI EAFE Index closed the period in positive territory, it had been up by over 28% between September 2010 and April 2011.

Early in the reporting period, markets rebounded sharply off of mid-calendar-year 2010 lows as economic and company data surpassed expectations. Volatility increased after March 2011, as the near- and longer-term toll of the tsunami and nuclear disaster in Japan was evaluated by the market. From May through the August fiscal-year end, markets stumbled, as fears intensified around the scope of the European debt crisis and its potential broader effects. At the same time, global economic data appeared to weaken, driving investors away from riskier assets. From a regional perspective, the S&P 500 outperformed international markets for the fiscal year, with returns of over 18%. The MSCI Emerging Markets Index trailed the other two indexes noted above with a return of 9.4% during the period.

Cyclical sectors led index returns for most of the fiscal year, as the Materials, Energy and Consumer Discretionary sectors outperformed. The more traditionally defensive Health Care sector also outperformed. Weak-performing sectors included Utilities and Financials, and, to a lesser extent, Information Technology. From a country perspective, New Zealand, Norway, Australia and Ireland were among the strongest markets in the index. Greece, Italy, Israel and Spain were among the weakest.

The portfolio's outperformance versus the benchmark for the fiscal year was primarily the result of strong stock selection. Industrials, Materials and Telecommunication Services holdings contributed most to relative performance, and stock selection was additive in every sector except Energy. Within Energy, exploration and production companies—the majority of our exposure—were relatively weak. By country, the portfolio benefited most from an underweight relative to the MSCI EAFE Index in Japan, investments in a strong Canadian market, and stock selection in France. An underweight in Australia and overweights in Brazil and India hurt performance for the period.

In terms of individual holdings, Korean auto parts manufacturer Hyundai Mobis was the Fund's top contributor to performance for the fiscal year. Hyundai/Kia Motors benefited from reduced production by Japanese automakers. Conjecture that Japanese automakers might begin to diversify supply chains also boosted the stock. Daimler and Rolls Royce made a successful joint offer for another strong performer, Tognum, a manufacturer of off-highway high-speed engines for marine, industrial, power generation, and defense applications. Silver Wheaton, a Canadian silver streaming company, benefited from both operational successes and continued strength in silver prices, and Arkema, a specialty chemical company, did well on continued strong demand from Asia and new applications. We sold both Tognum and Arkema.

Detractors for the period included Heidelberg Cement, a global cement producer, which declined on general industry weakness and was eliminated from the portfolio. Credit Suisse, the leading Swiss investment and private bank, underperformed on weakness in its fixed income, currency and commodities trading business, a trend felt industry wide. Germany's Deutsche Boerse's performance was hurt by continued low interest rates, which negatively impacted custody businesses, and by lower securities trading volumes. Additionally, Eldorado Gold, a global gold miner, declined because of production delays and was sold.

Continued debt issues in Europe and associated government spending cuts, contractionary monetary policies in most emerging markets, and price increases in raw materials indicate, in our view, a period of slowing economic growth. While a continued accommodative monetary policy in the U.S. may help to offset this, we have positioned the portfolio relatively defensively, focusing on companies that we believe are able to perform in tougher economic times.

In Europe, we think having a focus on global multinational companies exposed to the emerging markets will be beneficial, as these companies should benefit from those markets' growing consumer base and rising disposable incomes. The Fund's European weighting is roughly neutral compared to the benchmark although we have extremely limited exposure to the economies we consider among the weakest (i.e., Greece, Italy, Portugal, and Spain). We remain underweighted in Japan, where we struggle to identify high-quality companies, and Australia, where we find valuations unattractive. Despite recent underperformance, we retain our exposure to emerging markets, with holdings in Brazil, Chile, China, India, Korea, South Africa and Turkey.

From a sector perspective, the Fund is modestly overweighted in Telecommunication Services. With data traffic doubling every 12-18 months and spectrum a finite resource, we expect telecom carriers to regain pricing power. We are also modestly overweighted in Materials, where we have exposure to agriculture-related and specialty chemical companies that we think have pricing power and relatively stable end markets. We also have holdings in precious metal miners, an industry where prices have risen due to economic uncertainty. One of our largest underweights continues to be in Financials. Valuations of financial stocks in developed markets are at historically inexpensive levels on the basis of price to net assets, but the outlook remains challenging. We continue to see a risk to profits from increasing regulation, and credit demand is generally sluggish across developed markets. Lastly, we continue to have a zero weighting in Utilities—which we classify as generally low growth, capital-intensive and regulated businesses.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change.

International Institutional Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBIIX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	12.2%
Consumer Staples	9.8
Energy	7.7
Financials	13.9
Health Care	9.7
Industrials	14.3
Information Technology	6.4
Materials	14.7
Telecommunication Services	7.6
Short-Term Investments	3.7
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	Life of Fund
Institutional Class	06/17/2005	15.62%	–0.20%	3.85%
MSCI EAFE® Index1,18		10.50%	–1.01%	3.76%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2010 was 1.26% for Institutional Class shares (prior to any fee waivers and/or expense reimbursements, if any). The expense ratio net of waivers and/or reimbursements was 0.82% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Institutional Class shares.

COMPARISON OF A $1,000,000 INVESTMENT
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions.

The results shown in the table and the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Large Cap Fund Commentary (Unaudited)

Neuberger Berman International Large Cap Fund Trust Class generated a 13.09% total return for the fiscal year ended August 31, 2011, outperforming its benchmark, the MSCI EAFE® Index, which provided a 10.50% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Taken as a whole, the past fiscal year was positive but highly volatile for international developed market equities. While the MSCI EAFE Index closed the period in positive territory, it had been up by over 28% between September 2010 and April 2011.

Early in the reporting period, markets rebounded sharply off of mid-calendar-year 2010 lows as economic and company data surpassed expectations. Volatility increased after March 2011, as the near- and longer-term toll of the tsunami and nuclear disaster in Japan was evaluated. From May through the August fiscal-year end, markets stumbled, as fears intensified around the scope of the European debt crisis and its potential broader effects. At the same time, global economic data appeared to weaken, driving investors away from riskier assets. From a regional perspective, the S&P 500 outperformed international markets for the fiscal year, with returns of over 18%. The MSCI Emerging Markets Index trailed the other two indexes noted above with a return of 9.4% during the period.

Cyclical sectors led index returns for most of the fiscal year, as the Materials, Energy and Consumer Discretionary sectors outperformed. The more traditionally defensive Health Care sector also outperformed. Weak-performing sectors included Utilities and Financials, and, to a lesser extent, Information Technology. From a country perspective, New Zealand, Norway, Australia and Ireland were among the strongest markets in the index. Greece, Italy, Israel and Spain were among the weakest.

Strong stock selection within Industrials and Consumer Discretionary, along with a lack of exposure to Utilities, contributed most to outperformance versus the benchmark during the reporting period. Within Energy, exploration and production companies—the majority of our exposure—were relatively weak. That, along with an underweight in Consumer Staples, negatively impacted the Fund.

By country, the portfolio benefited most from an underweight in Japan and by exposure to Canada and stock selection in Germany. An overweight exposure to Brazil and the Netherlands and an underweight to Australia were detrimental to performance.

Among individual holdings, Korean auto parts manufacturer Hyundai Mobis was the Fund's top contributor to performance for the fiscal year. Hyundai/Kia Motors benefited from reduced production by Japanese automakers. Conjecture that Japanese automakers might begin to diversify supply chains also boosted the stock. Silver Wheaton, a Canadian silver streaming company, benefited from both operational successes and continued strength in silver prices. Daimler and Rolls Royce made a successful joint offer for another outperformer, Tognum, a manufacturer of off-highway high-speed engines for marine, industrial, power generation, and defense applications, which was sold. Sulzer, a Swiss diversified industrial company, was also a top contributor, when viewed in U.S. dollar terms, due to the strength of the Swiss franc.

Detractors for the period included Credit Suisse, the leading Swiss investment and private bank, which underperformed on weakness in its fixed income, currency and commodities trading business, a trend felt industry-wide. Heidelberg Cement, a global cement producer, declined on general industry weakness and was eliminated from the portfolio. HRT Participacoes em Petroleo, a Brazilian energy producer, was impacted by weakness in upstream energy companies as well as the Brazilian market, and Germany's Deutsche Boerse's performance was hurt by continued low interest rates, which negatively impacted custody businesses, and by lower securities trading volumes.

Continued debt issues in Europe and associated government spending cuts, contractionary monetary policies in most emerging markets, and price increases in raw materials indicate, in our view, a period of slowing economic growth. While a continued accommodative monetary policy in the U.S. may help to offset this, we have positioned the portfolio relatively defensively, focusing on companies that we believe are able to perform in tougher economic times.

In Europe, we think having a focus on global multinational companies exposed to the emerging markets will be beneficial as these companies should benefit from those markets' growing consumer base and rising disposable incomes. The Fund's European weighting is roughly neutral compared to the benchmark although we have extremely limited exposure to the economies we consider weakest (i.e., Greece, Ireland, Portugal and Spain). We remain underweighted in Japan, where we struggle to identify high-quality companies, and Australia, where we find valuations unattractive. Despite recent underperformance, we retain our exposure to emerging markets, with holdings in Brazil, Chile, China, Korea, South Africa and Malaysia.

From a sector perspective, the Fund is modestly overweighted in Telecommunication Services. With data traffic doubling every 12-18 months and spectrum a finite resource, we expect telecom carriers to regain pricing power. We are also modestly overweighted in Materials, where we have exposure to agriculture-related and specialty chemical companies that we think have pricing power and relatively stable end markets. We also have holdings in precious metal miners, an industry where prices have risen due to economic uncertainty. One of our largest underweights continues to be in Financials. Valuations of financial stocks in developed markets are at historically inexpensive levels on the basis of price to net assets, but the outlook remains challenging. We continue to see a risk to profits from increasing regulation, and credit demand is generally sluggish across developed markets. Lastly, we continue to have no exposure to Utilities—which we classify as generally low growth, capital-intensive and regulated businesses.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change.

International Large Cap Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	11.8%
Consumer Staples	8.3
Energy	9.4
Financials	14.6
Health Care	8.6
Industrials	12.7
Information Technology	6.4
Materials	15.7
Telecommunication Services	9.6
Short-Term Investments	2.9
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	13.09%	0.40%	0.77%
Institutional Class6	10/06/2006	13.39%	0.73%	1.10%
Class A17	12/20/2007	13.06%	0.40%	0.76%
Class C17	12/20/2007	12.19%	–0.16%	0.21%
Class R317	05/27/2009	12.71%	0.26%	0.63%
With Sales Charge
Class A17		6.61%	–0.78%	–0.40%
Class C17		11.19%	–0.16%	0.21%
Index
MSCI EAFE® Index1,18		10.50%	–1.01%	–0.46%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.55%, 1.14%, 1.54%, 2.31% and 3.52% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.27%, 0.92%, 1.32%, 2.02% and 1.53% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

International Large Cap Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 13.08% total return for the fiscal year ended August 31, 2011, underperforming its benchmark, the Russell 2000® Value Index, which provided a 16.86% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Equity markets advanced during the majority of the reporting period. A rally that started in the fall of 2010 on improving economic conditions continued through the first quarter of 2011. Driven by solid sales and earnings growth, small caps continued their advance into April, surpassing their previous high in July 2007, as measured by the Russell 2000 Index.

Beginning in May, disappointing economic data triggered a sell-off in equities, with softness seen in growth, manufacturing, and employment figures. The downturn continued as sovereign debt concerns in Europe and delayed government action to raise the debt ceiling, along with the resulting downgrade in the credit rating of the U.S. government, took their toll on the economy. The dismal performance of Congress during the deficit debate combined with disappointing economic news significantly undermined investor confidence. Anxious investors reassessed their view of "riskier assets" like small caps and retreated to the perceived safer havens of defensive larger companies and fixed income investments.

Small caps are particularly sensitive to changes in economic outlooks as their revenues and profits are more levered to economic growth or contraction, and cyclical stocks have historically been more vulnerable than broader market indices in the start of a slowdown. The portfolio, which is overweighted in economically sensitive companies, was negatively impacted during the downturn. Against this backdrop of renewed concern for the health of the economic recovery, the portfolio's valuation, as measured by its discount to intrinsic value*, has become more attractive.

Stock selection and our overweight in Producer Durables companies contributed most to performance. Aerospace company Ladish, our top performer, was purchased at a 50% premium to its market price (and at our intrinsic value estimate) by Allegheny Technologies in late 2010.

The Health Care sector was also beneficial to performance. In first quarter of 2011, Cooper Companies was sold as it approached our intrinsic value estimate, and Beckman Coulter was acquired by Danaher at a price close to our intrinsic value estimate. We redeployed the proceeds into new and existing ideas.

Stock selection among Financial Services stocks were the biggest detractors from performance during the period. Lender Processing Services (LPS), the worst performer, is the leading provider of mortgage processing services. Shares suffered as regulatory uncertainty slowed foreclosure processing. Despite current challenges, LPS generates strong earnings and its customer base has grown. If, as we anticipate, regulatory certainty returns, we believe LPS should resume revenue and EPS growth. Corelogic, which provides property and mortgage information for most real estate transactions, also hurt performance as loan origination and real estate activity remain low, depressing margins. With a more normalized environment, the company's earnings power should increase in our estimation. Importantly, Corelogic recently retained an investment bank to explore strategic options that could enhance shareholder value.

Materials & Processing and Technology stocks also hurt performance. Chemtura, a specialty chemical company, underperformed. We remain positive about the firm due to its attractive niche businesses and well-respected CEO. Technology detractors include Intermec, which we sold in August, and Powerwave, a leading provider of antennas and base station equipment. Powerwave should benefit as Verizon and AT&T upgrade their networks to 4G capabilities.

During the final two months of the fiscal year, we exited a number of companies where we felt the risk/reward equation or franchise quality was no longer sufficiently compelling. Merger and acquisition activity continued to be a bright spot. We have suggested that our approach of "private equity" style analysis is well suited for small cap investing, and all the activity we witnessed during most of the fiscal year underscores our conviction. Despite daunting macroeconomic issues, there has recently been a meaningful acceleration of insider purchases and corporate share repurchase programs within our portfolio companies, demonstrating that executives have conviction in their shares.

Although the near-term economic outlook is uncertain, we believe the more pressing challenges to longer-term prosperity and market performance are the structural imbalances in our global economy. In our opinion, the U.S. needs meaningful progress on the Federal budget deficit. Overseas, we think authorities must engineer a transition to consumption-driven economies. In an environment with high levels of global indebtedness, we believe stock markets will likely experience volatile periods as the cost of policy mistakes or inaction will make debt loads appear unmanageable. Economic recoveries can happen against a backdrop of financial leverage; however, they take time and frustrate many who want a quick resolution to problems decades in the making.

These issues are not lost on investors and, we believe, account for the modest valuations of many large companies. In contrast, small companies trade like call options on the pace of the economic recovery. In the past, as the mood has darkened, valuations have quickly compressed; when optimism has returned, they have generally recovered in an equally dramatic fashion. The small cap asset class is not for the faint of heart and, more importantly, it is hard to effectively predict entry or exit points for investing in the asset class. Thus, we believe that clients should stay invested to the extent they can tolerate the swings in small-cap stocks. Remember that small cap investing brings both historically strong returns and, inevitably, volatility.

Sincerely,

Benjamin H. Nahum, James F. McAree and Amit Solomon
Portfolio Co-Managers

*  Intrinsic value reflects the group's estimate of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

The risks involved in seeking capital appreciation from investments primarily in companies with small- and mid-cap stocks are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	10.6%
Consumer Staples	2.0
Energy	5.4
Financial Services	11.3
Health Care	5.9
Materials & Processing	6.3
Producer Durables	25.4
Technology	26.7
Utilities	2.4
Short-Term Investments	4.0
Total	100.0%

PERFORMANCE HIGHLIGHTS2
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Year	10 Year	Life of Fund
At NAV
Institutional Class23	05/10/2010	13.08%	4.37%	7.47%	10.38%
Class A23	05/10/2010	12.74%	4.28%	7.43%	10.35%
Class C23	05/10/2010	11.91%	4.08%	7.32%	10.27%
With Sales Charge
Class A23		6.29%	3.05%	6.79%	9.89%
Class C23		10.91%	4.08%	7.32%	10.27%
Index
Russell 2000® Value Index1,18		16.86%	–0.62%	6.46%	7.15%
Russell 2000® Index1,18		22.19%	1.53%	5.85%	5.72%

The inception date for Neuberger Berman Intrinsic Value Fund Class A, Class C and Institutional Class shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See footnote 23 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.24%, 1.60% and 2.35% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.00%, 1.36% and 2.11% Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT27
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Disciplined Growth Fund Commentary (Unaudited)

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated a 19.44% total return for the fiscal year ended August 31, 2011, but underperformed its benchmark, the Russell 1000® Growth Index, which provided a 23.96% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Through the second half of the fiscal year, both market and economic conditions deteriorated significantly. At the end of calendar year 2010, GDP growth estimates for the first half of 2011 were around 2%, and growth was expected to accelerate to closer to 4% by the second half of the year. In recent months, however, actual growth has been significantly below expectations and estimates for the remainder of the year have been lowered considerably.

Recent employment data suggest a worsening in an already low job growth recovery. The Federal Reserve's experimental, second round of quantitative easing, or QE2, aimed at stimulating growth did not work as well as expected. The government's stimulus plan, which is now effectively rolling off, did not have the expected impact on jobs, and the lack of cooperation between the U.S. Congress and the Obama administration has been a significant drag on investor sentiment. The impasse and disturbing rhetoric surrounding debt-ceiling negotiations not only damaged sentiment but also materially impacted growth by pushing off hiring, spending, and business expansion decisions.

The European debt situation has clearly worsened as well, and while austerity measures are necessary, economic growth is also important to overcoming deficits. Without government spending, such growth may be constrained. Given that the European economy is about 10% larger than the U.S. economy, and, with roughly 50% of U.S. companies' revenues generated outside the U.S., weakness in Europe is both a global and a local concern. China raised interest rates this period in an effort to contain inflation, which also heightened concerns about global growth. With slowing growth and a number of conceivable risks of the situation in Europe—with possible consequences ranging from a split in the European Union to a very large bailout—investors have plenty of reasons to be concerned, which is something the market has clearly demonstrated in recent months.

Over the course of the full fiscal year, the portfolio benefited most from strong stock selection in the Consumer Discretionary sector, with Amazon and Starbucks among the standout performers. An overweight in the sector versus the benchmark was also additive on a relative basis, as the sector was among the strongest within the Russell 1000 Growth Index.

Amazon continues to expand its retail operations and gain market share. Because of its comprehensive offering and competitive pricing, consumers often shop with Amazon first. This very positive trend limits the company's online advertising expenses and increases the likelihood of a sale. Amazon continues to reinvest in distribution facilities and international expansion. The company is also investing in its cloud computing business, a huge growth driver that they expect will become as significant as their retail business.

Starbucks is something of a turnaround story. The company dialed back from an overly aggressive domestic expansion strategy to focus instead on new products, like Via (a ready-brew coffee), cold beverages, and breakfast sandwiches, in addition to a continued emphasis on high growth international markets like Japan and China.

The portfolio underperformed the index in Energy due to an underweight and several individual disappointments, and also underperformed the index in Information Technology (IT) and Health Care. In IT, Juniper Networks disappointed as its telecommunications customers focused spending on 4G data networks and as a new product, QFabric, launched more slowly than expected. We continue to own the stock. Hewlett-Packard, another detractor, declined as the company faced uncertainty in the wake of the departure of its CEO, Mark Hurd. We have exited the stock.

Within Health Care, Illumina, a maker of genetic sequencing equipment, declined on fears over cuts to the National Institutes of Health budget. We continue to own the stock, having stress-tested it under a variety of scenarios, and on the potential of a new diagnostic product called MiSeq. In our view Stryker, a manufacturer of orthopedics, faces more difficulties, and was sold.

In early May, we began shifting the portfolio from a slightly pro-cyclical position to a more defensive posture, expecting global headwinds to extend a period of subpar economic growth. We've reduced our exposure to Energy, Materials, IT and Industrials, and added to Consumer Staples and Health Care, using our bottom-up approach to replace holdings that rely on economic activity for growth with companies that we believe have the ability to grow through any environment. We're now at a point where we feel the portfolio is much better positioned for a market that could continue to be difficult. Still, we are contemplating further moves as we watch the global economic and market environment evolve.

Sincerely,

Daniel S. Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with large capitalizations are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change.

Large Cap Disciplined Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	17.9%
Consumer Staples	15.4
Energy	8.2
Financials	1.6
Health Care	12.6
Industrials	9.9
Information Technology	23.8
Materials	5.5
Utilities	1.0
Short-Term Investments	4.0
Total	100.0%

PERFORMANCE HIGHLIGHTS2,13
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	19.44%	2.52%	1.29%	–2.54%
Institutional Class19	04/06/2009	19.79%	2.70%	1.38%	–2.47%
Class A19	04/06/2009	19.30%	2.49%	1.28%	–2.55%
Class C19	04/06/2009	18.63%	2.17%	1.12%	–2.68%
Class R319	05/27/2009	19.16%	2.43%	1.25%	–2.58%
With Sales Charge
Class A19		12.39%	1.28%	0.68%	–3.04%
Class C19		17.63%	2.17%	1.12%	–2.68%
Index
Russell 1000® Growth Index1,18		23.96%	3.75%	2.71%	–1.63%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.24%, 0.87%, 1.31%, 2.01% and 3.24% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.11%, 0.75%, 1.11%, 1.86% and 1.36% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Investor Class shares and through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Large Cap Disciplined Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Institutional Class posted a 20.87% total return for the fiscal year ended August 31, 2011, outperforming its benchmark, the Russell 1000® Value Index, which provided a 14.37% return. (Performance for all share classes is provided in the table immediately following this letter.)

The equity market rose and fell over the fiscal year amidst a myriad of macro events. In the first half of the period, stocks appreciated steadily alongside positive headlines that included improving retail sales and consumer spending in the U.S. and rising manufacturing and industrial production in the U.S., China and Europe. Also during this time, regulatory actions such as the release of the Basel III rules (which impact banking capital requirements) and the extension of the Bush tax cuts provided a tailwind as we believe they removed some elements of uncertainty in the market. Still, concerns about the sovereign debt crisis in Europe and monetary tightening in China lingered in the background, and in the weeks that followed escalating geopolitical tensions in the Middle East and North Africa as well as the catastrophic earthquake/tsunami in Japan threw the market off its course.

Equities moved in fits and starts over the first few months and into the second half of the reporting period. M&A activity picked-up and companies in general continued to beat expectations for both earnings and revenues. Sovereign debt issues in Europe and the U.S. returned to the forefront and economic data, particularly manufacturing, began to deteriorate on a global level. At the very end of the period, conditions across Europe became increasingly dire and it became apparent that the U.S. Government was too polarized to pass a viable long-term solution for the domestic economy—leading Standard & Poor's to downgrade the U.S. credit rating from its AAA status. The market gave back some of its gains during this time but remained in positive territory for the fiscal year.

Within the portfolio, Energy was the most beneficial sector to relative performance over the period due to strong stock selection. Five of the Fund's top 10 contributors came from this sector, including Range Resources and Cabot Oil & Gas. Both of these companies are natural gas plays in the Marcellus Shale region, and the market came to realize their value in force this period, in our observation. Range Resources advanced by over 90% for the year and Cabot was up 173%.

An underweight in the Financials sector also contributed to our relative performance. Financials was the only sector within the index to generate a negative return for the year, with companies under pressure for both political and fundamental reasons. Among the financial stocks we did own, Citigroup, Goldman Sachs, Bank of America and Morgan Stanley detracted from results.

Consumer Staples was another strong sector for the portfolio. As economic worries increased in recent months, investors who had previously preferred economically sensitive stocks were drawn to companies whose businesses have that potential to grow without the benefit of U.S. economic growth. As a result, Consumer Staples companies—and the holdings we own in the sector—began to outperform early in the second quarter of 2011. In Consumer Discretionary, the portfolio benefited from Comcast and Brinker International, which was sold. Comcast had been, in our opinion, a misunderstood story with regard to the NBC Universal acquisition, and the stock was undervalued as a result. We recognized the value of the revenue potential and cost synergies of the deal early on and were rewarded as performance improved.

The Information Technology sector was the largest detriment to portfolio performance relative to the index, due mainly to Hewlett-Packard. The company had been performing well under the direction of CEO Mark Hurd, who was ousted in August 2010. We believed there was a valuation case to be made after his departure, but as earnings weakened and company strategy became less clear with the announcement of a plan to divest Hewlett-Packard of its personal computer business and buy an expensive software company, we sold the stock in August 2011.

We closed the period underweighted in Financials, Consumer Discretionary and Health Care compared to the benchmark, and overweighted in Materials (primarily gold and agriculture), and to a lesser extent, Consumer Staples. Looking ahead, we are seeing a tempering of earnings expectations for companies over the next few quarters as the domestic economy continues on a path of sluggish growth. However, market movements are being increasingly driven by events around the world, so we anticipate volatility may remain high as investors react to macroeconomic and geopolitical developments. At the same time, we believe such market volatility can uncover favorable buying opportunities. As bottom-up, value driven managers, we intend to use this to our advantage by remaining focused on our core strategy: finding attractively valued companies that have solid fundamentals and identifiable catalysts that can help them reach their true value over time. In addition, we continue to pay close attention to how individual portfolio holdings correlate with each other in order to create a portfolio with an optimal risk-return balance. We believe that staying true to our bottom-up stock selection process while remaining nimble to new opportunities can produce favorable portfolio outperformance over an economic cycle.

Sincerely,

Eli M. Salzmann
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	6.1%
Consumer Staples	9.3
Energy	10.2
Financials	23.1
Health Care	10.4
Industrials	9.6
Information Technology	7.8
Materials	4.9
Telecommunication Services	5.3
Utilities	7.4
Short-Term Investments	5.9
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class27	04/19/2010	20.87%	2.27%
Class A27	03/02/2011	20.63%	2.23%
Class C27	03/02/2011	20.14%	2.15%
With Sales Charge
Class A27		13.69%	0.99%
Class C27		19.14%	2.15%
Index
Russell 1000® Value Index1,18		14.37%	–2.60%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See note 27 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 15.26%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT27
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 28.59% total return for the fiscal year ended August 31, 2011, outperforming its benchmark, the Russell Midcap® Growth Index, which provided a 25.61% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The past fiscal year has been a roller coaster of market activity, emotions and "risk on/risk off" sentiments. We saw the implementation and winding down of the Federal Reserve's second quantitative easing effort, or QE2, a debt ceiling political skirmish and U.S. credit downgrade, and a continued cycle of optimism and regression around Europe's debt contagion. More recently, economic indicators and sentiment have turned negative, creating an aura of pessimism around the global economy and the pace of the U.S. recovery.

Despite the current backdrop, over the last 12 months every sector delivered positive returns, with the Health Care, Industrials and Energy sectors being the top contributors to the Fund's relative performance. Health Care was led by Alexion Pharmaceuticals, a company specializing in therapies for rare and life threatening diseases, which benefited from the continuing international rollout of Solaris, and Cerner Corporation, a health care information technology company, which benefited from an industry-wide focus on cost cutting and organization through software applications.

Within Industrials, significant contributors to performance were Fastenal, a wholesale and retail distributor of industrials and construction supplies, and Sensata Technologies, a manufacturer of controls and sensors for use in automobiles and aerospace. Fastenal benefited from new product introductions and Sensata from the trend of higher sensor content per automobile.

Energy, with a focus on on-shore exploration and production, also delivered one of the strongest absolute sector return for the period. Carbo Ceramics, a manufacturer of proppants used in oil and natural gas extraction, benefited from top- and bottom-line growth, and Concho Resources, an exploration company, outperformed on the strength of oil prices, production growth and excellent cost control.

Underperforming sectors included Consumer Discretionary, Telecommunication Services and Financials. Consumer Discretionary, despite strong returns from several of our largest positions, underperformed due in part to our underweight position relative to the benchmark. Conversely, our overweight in Telecommunications and an emphasis on tower companies such as SBA Communications resulted in relative underperformance. Stifel Financial, a retail and institutional brokerage and investment banking firm, was the primary detractor from the Fund's Financials sector performance, as the firm experienced a decline in trading volume and weakness in investment banking. We subsequently sold our position in Stifel.

The Fund's overall top detractor was WESCO International, a wholesale and retail industrial distributor with products more closely tied to housing. With no concrete rebound in housing on the horizon, we sold the stock.

Based on our current expectations for the balance of 2011 and into 2012, we remain overweighted in Industrials, Health Care and Information Technology and underweighted in Materials, Consumer Discretionary and Consumer Staples. We believe innovation and unique products and services can be catalysts for outperformance in a tough environment and our sector overweights reflect that belief. Inconsistent earnings and high cyclicality lead us to be underweighted in Materials and the stubbornly sluggish recoveries in employment and housing have us underweighted in the consumer sectors.

As we look forward, we believe analyst expectations of the markets are likely to moderate, which, in our view, should be a positive as we believe that they were too high and predicated on an overly optimistic view of the economy's recovery. While we expect strategic capital investment and M&A activity to continue, we believe that corporations are clearly looking for greater clarity on the economy, as well as on regulatory and tax issues out of Washington, before they substantially start allocating cash to expanding headcount. As a result, we think unemployment may remain stubbornly high for at least the near term. While commodity input costs have risen and we have seen food and gas price inflation impact a weakened consumer, we are not seeing broad inflation in our companies' financial reporting numbers and we believe it is likely that a weaker market will serve to further correct those inflated commodity prices. With respect to monetary policy, we don't expect a third iteration of quantitative easing to be immediately implemented, however, continued weak economic indicators may force the Federal Reserve into further monetary action. Regardless, we anticipate that we will see interest rates remaining low for the foreseeable future.

Despite a tougher-than-expected environment, we remain cautiously optimistic. Growth is still evident and we think mid-cap valuations are now once again attractive. We continue to focus, as we always have, on identifying higher quality growth companies with innovative, new product cycles, exceptional top-line growth, and the management teams, operating models, and balance sheet strength needed to continue to succeed in a competitive global economy. Quality has historically shined when investors have been discriminating and mindful of risk. Given the current sentiment in the market and the potential for a scarcity of strong growth, we remain confident that now is the time to embrace higher quality.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	16.9%
Consumer Staples	3.3
Energy	9.9
Financials	4.0
Health Care	16.3
Industrials	19.0
Information Technology	23.5
Materials	2.3
Telecommunication Services	3.5
Short-Term Investments	1.3
Total	100.0%

PERFORMANCE HIGHLIGHT2,7,10
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/19793	28.59%	5.82%	5.12%	11.71%
Trust Class4	08/30/1993	28.45%	5.63%	4.96%	11.62%
Advisor Class4	09/03/1996	28.01%	5.35%	4.64%	11.43%
Institutional Class6	04/19/2007	28.92%	6.15%	5.28%	11.76%
Class A20	05/27/2009	28.43%	5.80%	5.11%	11.71%
Class C20	05/27/2009	27.43%	5.43%	4.93%	11.65%
Class R320	05/27/2009	28.09%	5.67%	5.05%	11.69%
With Sales Charge
Class A20		21.07%	4.55%	4.49%	11.50%
Class C20		26.43%	5.43%	4.93%	11.65%
Index
Russell Midcap® Growth Index1,18		25.61%	4.28%	5.90%	N/A
Russell Midcap® Index1,18		21.28%	2.99%	7.16%	13.13%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.09%, 1.15%, 1.52%, 0.85%, 1.30%, 2.66% and 3.17% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.77%, 1.13%, 1.88%, and 1.38% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Advisor Class shares and through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 20.09% total return for the fiscal year ended August 31, 2011, outperforming its benchmark the S&P 500 Index, which provided an 18.50% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The equity markets posted double-digit returns for the reporting period. For much of the fiscal year, equities were supported by accommodative monetary policy, attractive relative valuations, and strong corporate profits. Investor confidence, however, shifted over the last four months of the period as weak economic data raised concerns of a slowdown in the recovery. Additionally, uncertainty regarding European debt restructuring and global fiscal policy continued to weigh on the market. Volatility increased and equities pulled back sharply to close the year.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Classic, Opportunistic, and Special Situations investments. We define Classic investments as stocks of financially stable, recognizable companies, with consistent free cash flow from diverse sources and high returns on invested capital. Opportunistic investments are stocks of undervalued, underfollowed, or inherently misunderstood companies with high free cash flow yields and improving returns on invested capital. Finally, Special Situations are companies in which we see potential benefits from under-recognized recovery prospects, new management teams, restructuring, spin-offs or other special situations, including post-bankruptcy recapitalizations.

The Fund's balanced approach across our three investment categories helped mitigate risk in a volatile equity environment with broad based alpha generation (added value) coming through stock picking. Special Situations and Opportunistic companies were key drivers of performance during the strong market conditions over the first part of the fiscal year. As market trends reversed, the larger Classic companies dampened volatility and were a source of alpha generation through stock selection. During the period, we have been increasing the Fund's exposure to Special Situations and Opportunistic companies while selectively trimming Classic companies that have done well. In our opinion, the increase in balance sheet restructuring opportunities provided an attractive environment for Special Situations investing. Additionally, price volatility enabled us to take advantage of disconnects between company fundamentals and stock valuations, resulting in an increase in Opportunistic investments.

Within the S&P 500 Index, cyclical sectors such as Consumer Discretionary and Energy were the strongest performers, while Financials underperformed. The Fund's overweight position relative to the benchmark in the Consumer Discretionary sector and underweight in Financials were two significant contributors to performance relative to the benchmark. Additionally, the Fund owned companies across various industries that meaningfully outperformed the overall market and their respective sectors. Stock selection within the Consumer Discretionary and Energy sectors was the largest contributor to relative performance, while investments in the Information Technology (IT) sector hindered relative performance. The Fund finished the fiscal year with an overweight position in the Consumer Discretionary and Industrials sectors and a relative underweight in Financials, IT and Consumer Staples.

We added several new positions to the portfolio this year, providing exposure to such themes as international growth, U.S. consumer strength versus low expectations, companies with pricing power that we believe can offset rising input costs, and increased energy demand. We think we have been able to find high-quality franchises with strong free cash flow generation trading at attractive relative valuations.

Looking forward, we continue to believe that U.S. economic growth will be slow, while global growth will be somewhat more robust, particularly in developing economies. Regarding the equity markets, the combination of strong company fundamentals and attractive relative valuations gives us confidence in the opportunities available to investors with a reasonable time horizon. Broadly speaking, corporate profitability and free cash flow generation remain strong and balance sheets are healthy. We consider stock valuations to be attractive, both in absolute terms and relative to other asset classes, particularly given the low yields on cash and high-quality fixed income investments. We believe there is potential for attractive returns in the equity markets, albeit with heightened volatility from macro headwinds. We will continue to maintain a balanced approach across our three investment categories in an effort to help mitigate risk and dampen volatility.

Our investment process is based on deep fundamental research and valuation analysis. As we evaluate both potential new positions and current portfolio holdings, we continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our investor's assets through the disciplined application of our investment process.

Sincerely,

Richard S. Nackenson
Portfolio Manager

The risks involved in seeking capital appreciation from investments in a wide array of stocks are set forth in the prospectus and statement of additional information.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

Companies that are considered "special situations" include, among other things: companies that have unrecognized recovery prospects or new management teams; companies involved in restructurings or spin-offs; companies emerging from bankruptcy; initial public offerings that trade below their initial offering prices; and companies with a break-up value above their market price. The principal risk associated with special situations is that certain of such situations may not develop as expected or the market may react differently than expected to such situations, in which case the Fund may realize losses.

The composition, industries and holdings of the Fund are subject to change.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	22.7%
Consumer Staples	7.3
Energy	11.0
Financials	6.3
Health Care	12.3
Industrials	17.1
Information Technology	13.1
Materials	4.4
Utilities	2.4
Short-Term Investments	3.4
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class22	12/21/2009	20.09%	1.02%
Class A22	12/21/2009	19.48%	0.88%
Class C22	12/21/2009	18.82%	0.64%
With Sales Charge
Class A22		12.60%	–0.35%
Class C22		17.82%	0.64%
Index
S&P 500 Index1,18		18.50%	–0.23%

Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See footnote 22 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.95%, 3.19% and 6.44% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were1.01%, 1.37% and 2.13% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT22
(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Partners Fund Commentary (Unaudited)

Neuberger Berman Partners Fund Investor Class generated a 13.48% return for the fiscal year ended August 31, 2011, trailing the Russell 1000® Value Index, which provided a 14.37% return, as well as the S&P 500 Index, which advanced by 18.50%. (Performance for all share classes is provided in the table immediately following this letter.) These positive absolute returns came despite market turmoil in last few months of the period. The Fund's relative underperformance was primarily due to disappointing results in several Information Technology holdings.

In many ways, the economy and the stock market have come full circle over the last year. Prior to the reporting period, the Greek debt crisis and the potential for it to spread to other leveraged European economies, combined with a sluggish economic recovery in the U.S., had triggered investor concern about a global economic slowdown and the potential for a double-dip recession in the U.S. Following the second quantitative easing by the Fed, some progress in resolving European debt issues, and increasing evidence that the U.S. economic recovery was sustainable, stocks, especially more economically sensitive stocks, rallied. Today, European debt woes are once again front page news and the lack of job growth and weakening investor sentiment have undermined investor confidence in the U.S. and global economic recoveries. Stocks, particularly more economically sensitive issues, have sold off sharply. We continue to believe that the U.S. and global economies can avoid slipping back into recession and that economically sensitive stocks are especially attractive based on valuation in relation to longer-term earnings power.

Health Care sector investments had the most positive impact on portfolio returns relative to the Russell 1000 Value Index this year. Ongoing strength in Shire's core franchise related to ADHD treatment along with the introduction of several new biotechnology products resulted in a substantial gain for the stock, the portfolio's single biggest performance contributor. HMOs WellPoint and Aetna also performed well. HMOs benefited from reduced medical procedures due in large part to the weak economy. We think this trend will continue as economic growth remains muted. Covidien, a medical devices supplier to hospitals, made substantial progress with improved execution on its internal business plan. Due in large part to the strong performance of Teck Resources, which benefited from the shortage of metallurgical coal caused by this year's Australian floods, our Materials sector holdings buoyed relative returns. Led by leading bond rating agency Moody's, whose results were bolstered by a substantial increase in corporate bond issuance, Financials sector investments also outperformed.

Stock selection in the Information Technology sector penalized returns. Lender Processing Services, a company that provides software for large mortgage providers (the major banks), became embroiled in legal actions relating to flaws in the foreclosure process. We believe that the mortgage processors are the primary culprits in this controversy and that Lender Processing Services will ultimately be vindicated. Consequently, we have maintained a position in this beaten-down security. The poor performance of Hewlett-Packard resulted, in our opinion, from its ill-advised acquisition of Autonomy, a software company. However, what we consider Hewlett-Packard's low stock valuation has prompted us to maintain a position in the company.

Although our Energy sector investments delivered a mid 20% return, they lagged the corresponding benchmark component. The poor performance of Petrobras, which issued a massive and highly dilutive secondary equity offering, deserves much of the blame. We are discomforted by the Brazilian government's increasingly active role in the management of the company and have therefore exited the stock. Lagging performance of oil services companies Weatherford International and McDermott International also restrained relative returns in the Energy sector.

Looking ahead, while the macroeconomic outlook remains somewhat clouded and the European sovereign debt issues bear close watching, we believe the global economy will remain on a slow growth path. Although the U.S. economy has slowed and sentiment indicators have turned negative, we believe that strong corporate balance sheets and modest valuations, especially relative to Treasury securities, present a positive case for equities. We remain comfortable with our sector exposures, which (aside from underweights in Financials and Utilities) are generally in line with the benchmark Russell 1000 Value Index weightings, and with our individual holdings, many of which now appear to us significantly undervalued based on their long-term earnings potential and balance sheet strength. In general, we are still seeing greater value in cyclical rather than in defensive names, which in our view appear more expensive relative to long-term growth potential.

In closing, we can never be sure what the economy and stock market have in store, especially in the short term. However, we can and will remain dedicated to identifying conservatively financed, high quality companies trading at attractive discounts to normalized earnings power—a strategy we believe will continue to benefit Fund shareholders.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change.

Partners Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	10.8%
Consumer Staples	5.0
Energy	15.5
Financials	22.6
Health Care	13.3
Industrials	11.4
Information Technology	9.0
Materials	3.7
Telecommunication Services	2.6
Utilities	3.4
Short-Term Investments	2.7
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/19753	13.48%	–0.93%	3.81%	12.62%
Trust Class4	08/30/1993	13.32%	–1.11%	3.63%	12.55%
Advisor Class4	08/16/1996	13.09%	–1.26%	3.44%	12.42%
Institutional Class6	06/07/2006	13.69%	–0.77%	3.90%	12.64%
Class A24	06/21/2010	13.20%	–0.99%	3.78%	12.61%
Class C24	06/21/2010	12.32%	–1.17%	3.68%	12.58%
Class R324	06/21/2010	12.93%	–1.05%	3.74%	12.60%
With Sales Charge
Class A24		6.70%	–2.16%	3.16%	12.43%
Class C24		11.32%	–1.17%	3.68%	12.58%
Index
Russell 1000® Value Index1,18		14.37%	–1.62%	3.41%	N/A
S&P 500 Index1,18		18.50%	0.78%	2.70%	11.45%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.85%, 1.03%, 1.18%, 0.69%, 1.04%, 1.79% and 1.29% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Advisor Class shares and through August 31, 2014 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Partners Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a 17.53% total return for the fiscal year ended August 31, 2011, and lagged its benchmark, the FTSE NAREIT All Equity REITs Index, which provided an 18.44% return. (Performance for all share classes is provided in the table immediately following this letter.)

Despite weakness toward the end of the reporting period, the real estate investment trust (REIT) market produced strong results for the fiscal year. Signs that REIT business fundamentals were beginning to improve, including better cash flows and REITs' continued ability to access the capital markets, supported the market. In addition, demand for REITs was generally strong as investors sought to generate relatively attractive yields in the low interest rate environment. However, as was the case with the overall stock market, REITs took a step backward late in the reporting period. During this time, investor risk aversion increased, given fears of a double-dip recession, the downgrade of the U.S. credit rating and concerns regarding the escalating European sovereign debt crisis.

Several adjustments were made to the portfolio during the period. While we continued to have an underweight in the Apartments sector versus the benchmark, we did increase exposure during the period. The underweight detracted from results as the sector was among the best performers during the fiscal year. The Fund's allocation to the Lodging/Resorts sector was pared, but we maintained an overweight versus the benchmark. This was not rewarded, as the sector performed poorly given fears of a global economic slowdown. In contrast, the Fund benefited from increasing its exposure to the Office sector. We were drawn to this sector by its favorable valuations following the lengthy economic downturn. We also saw fundamentals improve in a number of major markets, including New York City, Boston and certain West Coast cities. While the Fund was rewarded for its overweight to the Industrial sector—namely distribution warehouse REITs—we pared this allocation given concerns about the economic impact from the European sovereign debt crisis.

Overall, our stock selection benefited performance. Regional mall operator Simon Property Group was the Fund's top performing holding. The company has what we consider a compelling mix of high quality properties, as well as price-conscious outlet centers. In addition, we believe it has a strong management team and is well positioned to pursue acquisition opportunities. The Fund's position in the company Public Storage was also beneficial. Fundamentals in the Self Storage sector improved and the company was rewarded for generating strong cash flow and having low debt. Office REIT Boston Properties was another solid contributor to results. The company owns a high quality portfolio of office properties in New York City, Washington D.C., Boston and San Francisco. In addition, it has a strong balance sheet and, in our view, good access to capital.

Lodging and resort company Marriott International was the largest detractor from performance. The thesis behind this investment was our expectation for strengthening fundamentals as the economy expanded. However, the company's stock fell sharply due to signs of moderating economic growth and disappointing revenues. Another lodging and resort company, Strategic Hotels and Resorts, was hurt for having a somewhat risky balance sheet. There were also concerns that its upscale properties would be especially susceptible to a slower economy. A position in Timber REIT Weyerhaeuser Co. was also detrimental to portfolio performance. Its shares declined given decreased demand for lumber from ongoing weakness in the housing market.

Looking ahead, we maintain a positive long-term outlook for REITs due to favorable supply/demand trends and what we consider increasingly attractive stock valuations. We also anticipate seeing REIT cash flows improve over time. This could result in stronger balance sheets and dividend increases from many REITs. That said, our shorter-term outlook is somewhat cautious given several potential headwinds that could impact valuations. First, while we do not think the U.S. will slip back into recession, the economy has clearly lost some momentum. As such, REIT cash flow growth may weaken. Second, borrowing costs for REITs have remained relatively stable due to low Treasury yields. However, we continue to closely monitor the debt capital markets, as disruptions can influence both REIT borrowing costs and asset values. Third, geopolitical risks related to both European sovereign debt issues and U.S. deficit reduction efforts may influence economic activity and capital costs.

Given these near-term uncertainties, we have placed a greater emphasis on companies with lower financial leverage and those that have, in our opinion, sustainable cash flows. We have been paring our exposure to certain REITs that are more cyclical and which we think could feel the brunt of continued economic weakness.

Sincerely,

Steve S. Shigekawa and Brian Jones
Portfolio Co-Managers

The risks involved in seeking capital appreciation and income from investments primarily in companies, in particular REITs, with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change.

Real Estate Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX

SECTOR ALLOCATION
(as a % of Total Investments)
Apartments	15.6%
Diversified	9.9
Health Care	10.5
Industrial	4.8
Lodging/Resorts	6.6
Mixed	1.0
Office	14.7
Regional Malls	14.0
Self Storage	6.1
Shopping Centers	10.4
Timber	3.5
Short-Term Investments	2.9
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Trust Class	05/01/2002	17.53%	2.69%	12.23%
Institutional Class6	06/04/2008	17.77%	2.83%	12.31%
Class A17	06/21/2010	17.33%	2.65%	12.20%
Class C17	06/21/2010	16.44%	2.47%	12.09%
Class R317	06/21/2010	17.00%	2.58%	12.16%
With Sales Charge
Class A17		10.62%	1.44%	11.49%
Class C17		15.44%	2.47%	12.09%
Index
FTSE NAREIT All Equity REITs Index1,18		18.44%	0.23%	9.62%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.76%, 1.40%, 1.52%, 2.27% and 1.77% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.51%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Trust Class and Institutional Class shares and through August 31, 2014 for Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Regency Fund Commentary (Unaudited)

Neuberger Berman Regency Fund Investor Class generated a 15.79% return for the fiscal year ended August 31, 2011, lagging its Russell Midcap® Value Index benchmark, which provided a 17.51% return for the period. (Performance for all share classes is provided in the table immediately following this letter.) The advance came despite substantial market volatility over the past few months.

Last year at about this time, investors were focused on an evolving European debt crisis and the lackluster U.S. economic recovery. Today, European sovereign debt problems are once again front page news and U.S. budget woes combined with a still soft labor market and weakening investor sentiment have investors questioning whether global and domestic economic growth is sustainable. We believe the global and U.S. economies can maintain a slow growth path and that economically sensitive stocks can rebound from their recent sell-off.

Health Care sector investments had the most positive impact this fiscal year on portfolio returns relative to the Russell Midcap Value Index. Leading drug distributor and pharmacy benefits manager AmerisourceBergen was the Fund's most significant performance contributor in the Health Care sector. Like most HMOs, Coventry continued to benefit from a reduction in health care procedures caused in large part by the weak economy. We believe this trend will continue as economic growth remains muted. The strong performance of Teck Resources, due in part to a temporary shortage in metallurgical coal resulting from major flooding in Australia, buoyed relative returns in the Materials sector. Consumer Discretionary sector investments also contributed to relative returns, with department store chain J.C. Penney, publisher McGraw-Hill, and retailer Limited among the best performers in the portfolio.

Other portfolio standouts this fiscal year include mining equipment manufacturer Bucyrus International, which was acquired at an attractive premium by Caterpillar (and sold from the portfolio), energy infrastructure design and engineering company Chicago Bridge & Iron, and motorcycle manufacturer Harley-Davidson.

Information Technology investments were the largest detractors to relative returns. Lender Processing Services, a company that provides software for large mortgage providers, became embroiled in legal actions relating to technical flaws in the foreclosure process. We believe that the mortgage processors are the primary culprits in this controversy and that Lender Processing Services will ultimately be vindicated. Consequently, we have maintained a position in this beaten-down security. NXP Semiconductors was also a drag on returns. NXP's debt level hurt was as leverage became a major negative in the market sell-off toward the end of the 12-month reporting period. Financial sector holdings also underperformed, most notably regional banks Regions Financial and Huntington Bancshares. We think the sell-off in regional banks is overdone and anticipate that those stocks could rebound. Although the Fund's Energy sector holdings delivered a mid-20% return, they lagged the corresponding benchmark sector component. Exploration and production companies Whiting Petroleum and Denbury Resources were among the laggards. We remain positive on the long-term outlook for energy prices and select energy securities.

Other performance laggards this fiscal year include retailer Aeropostale, a teen clothing retailer that experienced a major fashion "miss" causing it to discount inventory and lose customers to competitors such as Abercrombie & Fitch. We have not given up hope that this company can get back on the right track, but have eliminated our position and do not intend to establish a new one until we see evidence of some progress. U.S. Steel slid as steel prices weakened due to fears of a slowing global recovery. We sold the stock in favor of what we believe are better positioned Materials companies.

Looking ahead, while the macroeconomic outlook remains somewhat clouded and European sovereign debt issues bear close watching, we believe the global economy will remain on a slow growth path. Although the U.S. economy has slowed and sentiment indicators have turned negative, strong corporate balance sheets and modest valuations, especially relative to Treasury securities, present a positive case for equities. We remain comfortable with our sector exposures, and with our stocks, many of which now appear significantly undervalued based on our estimation of their long-term earnings potential and balance sheet strength. In general, we are still finding deeper value in cyclical rather than in defensive names, which appear more expensive relative to long-term growth potential.

In closing, we can never be sure what the economy and stock market have in store in the short run. However, we can and will remain dedicated to identifying conservatively financed, high quality companies trading at attractive discounts to normalized earnings power—a strategy we believe will continue to benefit Fund shareholders.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change.

Regency Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	13.9%
Consumer Staples	2.9
Energy	9.4
Financials	26.2
Health Care	10.4
Industrials	10.5
Information Technology	8.1
Materials	4.3
Utilities	10.7
Short-Term Investments	3.6
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	15.79%	0.94%	5.82%	7.57%
Trust Class4	06/10/1999	15.66%	0.87%	5.76%	7.52%
Institutional Class25	03/08/2010	16.26%	1.05%	5.88%	7.62%
Class A24	06/21/2010	15.70%	0.94%	5.83%	7.57%
Class C24	06/21/2010	14.92%	0.76%	5.73%	7.50%
Class R324	06/21/2010	15.46%	0.88%	5.79%	7.54%
With Sales Charge
Class A24		9.06%	–0.25%	5.20%	7.05%
Class C24		13.92%	0.76%	5.73%	7.50%
Index
Russell Midcap® Value Index1,18		17.51%	1.36%	7.50%	7.13%
Russell Midcap® Index1,18		21.28%	2.99%	7.16%	6.62%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.25%, 1.43%, 1.04%, 1.32%, 2.07% and 1.57% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.26%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Investor Class and Trust Class shares and through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Regency Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Select Equities Fund Commentary (Unaudited)

Neuberger Berman Select Equities Fund Class A generated an 18.15% total return at NAV for the fiscal year ended August 31, 2011, compared with its benchmark, the S&P 500 Index, which provided an 18.50% return for the period. (Performance for all share classes is provided in the table immediately following this letter.) In a fiscal year marked by extraordinary volatility and economic uncertainty, we are pleased to have been able to deliver market-like returns with less volatility than the broader market.

When this reporting period began last fall, Federal Reserve Chairman Bernanke's announcement of a second round of quantitative easing (QE2) aimed at stimulating economic growth had triggered a strong rally of risk assets, particularly in the more cyclical areas of the equity market. This rally, while volatile, essentially continued through late spring 2011. However, by June, economic data shifted dramatically downward, highlighting a deceleration of U.S. economic growth.

For more than two years, we have stated our belief that the shape of the economic recovery would resemble the image of the Nike "swoosh" symbol, and that description has been accurate thus far. From our perspective, at the beginning calendar-year 2011, economic growth rates were more positive than the trend line we had been forecasting. At that time most economists were predicting a strong year in terms of GDP growth. Statistics now suggest to us that the trend line could be even weaker than the "swoosh" trajectory would indicate.

From a portfolio positioning perspective, beginning around June 2010 through the calendar year-end, the portfolio was invested heavily in both global franchise names and cyclical securities, which allowed us to participate in the market's upward movement during that time period. As QE2 was initiated during the fall of 2010 and early 2011, its implementation drove cyclical and industrial stocks significantly higher. The Fund's exposure to cyclicals peaked by March 2011.

From late April 2011 through the end of this reporting period, the market declined as investors reacted to 1) worsening economic data from both the U.S. and the eurozone, 2) political issues including the prolonged U.S. debt ceiling debate and 3) uncertainty over the direction European leaders would take to confront and contain their serious debt problems, as well as other issues.

During this time, we began reducing our exposure to the more cyclical Industrials, Materials and Energy sectors. As a result of our analysis of predictive economic data, first hand company meetings and market research, we reallocated assets toward more defensive areas and cash-equivalent securities. Generally speaking, in our move away from cyclical exposure, we did not significantly increase our allocations to more equity income securities as we had done in the past, but instead added to the cash portion of the portfolio given our concerns about valuations in some segments of the market.

At the beginning of this period, approximately 7% of portfolio assets were in cash. At its peak, the cash position was above 30%, and, as we close this period, our cash position is around 20%. Despite our concerns, however, we continue to look for companies that meet our investment criteria and that we believe can thrive given our economic outlook, and, as such, we added carefully selected securities during the period. For example, we increased our exposure to Consumer Discretionary stocks, but with specialized opportunities in areas including automotive components and media rather than directly cyclical areas such as retail or travel. We believe these specific investments have long-term secular trends that will benefit their growth and are somewhat masked by the cyclical nature of the industries in which they operate.

In managing a focused strategy that is not tied to the benchmark, we are able to avoid areas we consider particularly difficult. Compared with the benchmark, the Fund ended the period underweighted in Financials, Information Technology and Health Care stocks. We currently remain overweighted in Materials, and, to a smaller extent, are overweighted in Telecommunication Services.

Portfolio turnover this period was relatively high as a result of raising cash at times and changing the underlying mix of the stocks in the portfolio. With the rapid changes in the economic environment, we sold several of our top-performing holdings as well as some disappointments as part of our move to a more conservative positioning.

We continue to maintain a defensive posture, holding significant cash within the portfolio because of the ongoing uncertainty we foresee. As far as economic growth is concerned, while we are not seeing signs that necessarily point toward another recession, we do believe growth will be moderate. This is consistent with the conservative viewpoint we have had since the Fund's inception in 2008. While corporate earnings for the most part have remained resilient, we believe that without underlying economic growth, earnings estimates may have to be reviewed due to the deceleration in the economy. This could cause a major headwind for the market over the next year.

Sincerely,

Gerald Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of mid- and large capitalization are set forth in the prospectus and statement of additional information.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

The composition, industries and holdings of the Fund are subject to change.

Select Equities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	12.0%
Energy	12.2
Financials	4.4
Health Care	2.7
Industrials	14.4
Information Technology	9.9
Materials	12.7
Telecommunication Services	6.8
Utilities	4.9
Short-Term Investments	20.0
Total	100.0%

PERFORMANCE HIGHLIGHTS2
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	18.62%	–0.98%
Class A	12/20/2007	18.15%	–1.26%
Class C	12/20/2007	17.29%	–1.99%
With Sales Charge
Class A		11.37%	–2.83%
Class C		16.29%	–1.99%
Index
S&P 500 Index1,18		18.50%	–2.50%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.24%, 1.62% and 2.37% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.77%, 1.22% and 1.97% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Select Equities Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Class A shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a 29.68% total return for the fiscal year ended August 31, 2011, outperforming its benchmark, the Russell 2000® Growth Index, which provided a 27.54% return. (Performance for all share classes is provided in the table immediately following this letter.)

The past fiscal year has been a roller coaster of market activity, emotions and "risk on/risk off" sentiments. We saw the implementation and winding down of the Federal Reserve's second round of quantitative easing, or QE2, the debt-ceiling political skirmish and the U.S. credit downgrade and a continued cycle of optimism and regression around Europe's debt contagion. More recently, economic indicators and sentiment have turned negative creating an aura of pessimism around the global economy and the pace of the U.S. recovery.

On a positive note, the stylistic headwinds we encountered in 2009 and 2010 have abated. Higher beta (performance tied to overall market results) and a disregard for risk have been replaced with a focus on fundamentals and consistency, more in tune with our investment approach.

Over the last 12 months every industry sector within the portfolio delivered positive returns, with the Industrials, Health Care and Energy sectors being the top contributors to the Fund's relative performance. Within Industrials, significant contributors to performance were Heico and Polypore. Heico, a manufacturer of FAA-approved engine and component replacement parts, continues to benefit from a recovery in aviation. Polypore, a manufacturer of specialized membranes used in lithium batteries, has benefited from the continued growth in the demand of smart phones and tablets.

Positive stock selection in Health Care was lead by Alexion Pharmaceuticals, a company specializing in therapies for rare and life threatening diseases. Alexion continued to benefit from the international rollout of Solaris. We fully realized our valuation target for the stock and sold the position as a result.

Within Energy, Rosetta Resources and Brigham Exploration, on-shore oil and natural gas exploration and production companies, were the top contributors to performance. Both benefited from the strength of oil prices and production growth.

Underperforming sectors within the portfolio included Information Technology (IT) and Consumer Discretionary. The top detractors within IT were Velti PLC and Sonic Solutions. Velti, a global provider of mobile marketing and advertising solutions, was negatively impacted by code compatibility issues with leading smart phone and tablet manufacturers, while Sonic Solutions, a digital media company, failed to gain critical mass in a very competitive space. We eliminated both holdings.

Detractors within Consumer Discretionary were Brunswick Corporation and MakeMyTrip. Brunswick, a designer, manufacturer and marketer of recreation products was weighed down by concerns over consumer spending. MakeMyTrip, an Indian online travel company, disappointed on a slower-than-expected expansion of online booking in India and we sold the position.

Based on our expectations for the remainder of 2011 and into 2012, we remain overweighted relative to the benchmark in Consumer Discretionary, Consumer Staples and IT and underweighted in Materials and Financials. We believe unique products and services can be catalysts for outperformance in a tough environment and our sector overweights reflect that belief. Inconsistent earnings in Materials and a lack of strong growth metrics in Financials have led us to an underweight in both these sectors.

As we look forward, we believe analyst expectations of the markets are likely to moderate, which should be a positive as we believe that they were too high and predicated on an overly optimistic view of the economy's recovery. While we expect strategic capital investment and M&A activity to continue, we believe that corporations are clearly looking for greater clarity on the economy, as well as on regulatory and tax issues out of Washington, before they substantially start allocating cash to expanding headcount. As a result, we think unemployment may remain stubbornly high for at least the near term. While commodity input costs have risen and we have seen food and gas price inflation impact a weakened consumer, we are not seeing broad inflation in our companies' financial reporting numbers and it is likely that a weaker market will serve to further correct those inflated commodity prices. With respect to monetary policy, we don't expect a third iteration of quantitative easing to be immediately implemented, however, continued weak economic indicators may force the Federal Reserve into further monetary action. Regardless, we anticipate that we will see interest rates remaining low for the foreseeable future.

Despite a tougher-than-expected environment, we remain cautiously optimistic. Growth is still evident and small-cap valuations are now once again attractive. We continue to focus, as we always have, on identifying higher quality growth companies with innovative, new product cycles, exceptional top-line growth, and the management teams, operating models, and balance sheet strength needed to continue to succeed in a competitive global economy. Quality has historically shined when investors have been discriminating and mindful of risk. Given the current sentiment in the market and the potential for a scarcity of strong growth, we remain confident that now is the time to embrace higher quality.

Sincerely,

David H. Burstan
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with small-market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	19.4%
Consumer Staples	6.4
Energy	8.0
Financials	6.1
Health Care	18.8
Industrials	15.8
Information Technology	24.5
Short-Term Investments	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7,11
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	29.68%	3.40%	2.16%	7.22%
Trust Class4	11/03/1998	29.40%	3.18%	2.03%	7.09%
Advisor Class5	05/03/2002	29.13%	2.96%	1.91%	7.02%
Institutional Class6	04/01/2008	30.04%	3.56%	2.24%	7.29%
Class A20	05/27/2009	29.50%	3.29%	2.10%	7.18%
Class C20	05/27/2009	28.57%	2.95%	1.93%	7.04%
Class R320	05/27/2009	29.20%	3.17%	2.05%	7.13%
With Sales Charge
Class A20		22.07%	2.07%	1.50%	6.68%
Class C20		27.57%	2.95%	1.93%	7.04%
Index
Russell 2000® Growth Index1,18		27.54%	3.59%	4.89%	5.37%
Russell 2000® Index1,18		22.19%	1.53%	5.85%	7.16%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.51%, 1.71%, 1.91%, 1.28%, 2.06%, 3.44% and 4.17% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Investor Class, Trust Class and Advisor Class shares and through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary (Unaudited)

Neuberger Berman Socially Responsive Fund Investor Class generated a 19.74% total return for the fiscal year ended August 31, 2011, outperforming its benchmark, the S&P 500 Index, which provided an 18.50% return. (Performance for all share classes is provided in the table immediately following this letter.)

The past fiscal year started on the heels of a difficult spring and summer, when fears of a double-dip recession ran high. As economic data improved, the market enjoyed a strong three-quarter run. As we moved into summer 2011, however, the same set of fears seen last spring were replayed. With a second version of the Greek debt crisis, followed by a contentious U.S. debt ceiling debate, investors went from being encouraged by what seemed a healthy economy to experiencing worries over a potential recession.

Near the beginning of the fiscal year, we began adding to some of our favorite portfolio holdings, increasing weightings at what we believe were excellent valuations. The stock market rallied strongly, and, through the first half of fiscal year 2011, many of the names we had purchased at depressed levels last summer contributed positively to performance. Our performance is typically advantaged during slow-growth environments, as our quality focus identifies businesses that, in our opinion, can grow by gaining share in challenging economic times. For the first three-quarters of this reporting period, high-quality businesses outperformed, and their stocks were revalued accordingly. As a result, the Fund enjoyed a performance advantage over the market index.

Ironically, the environment at the end of the reporting period is similar to a year ago. Investor anxiety is high and many high-quality businesses are again priced for a recession. Following the early summer's Greek debt negotiations, investors sold indiscriminately and our holdings declined with the market regardless of the advantages we believe they offer. Although the Fund lost some of its "lead," we closed the year ahead of the benchmark.

In our opinion, when the market does not discriminate, this creates opportunity. We have now seen the good thrown out with the bad three times in three years. During the first two periods, we actively bought businesses that, in our opinion, had previously been too richly valued as stocks. This time, we felt very well positioned already, and yet we also were able to buy two names that had been on our prospect list for years.

Google's disappointing earnings, driven by a decision to invest toward future growth, allowed us to introduce a position in the company, which is known for exceptional workplace practices and employee satisfaction. In fact, Google consistently ranks near the top of Fortune's "100 Best Companies to Work For" list.

As a result of a merger deal that Wall Street did not like, we were able to initiate a position in Ecolab. Ecolab, which provides sanitizing and pest control products, as well as food service equipment and food safety services to various industries, has, in our view, predictability, strong free cash flow, and great secular growth opportunities associated with consumer staples companies, with the added advantage of controlling distribution. Ecolab helps customers maximize environmental, health and safety performance and has appeared on Newsweek's "Greenest Companies in America" list for its leadership in pollution prevention.

Within the portfolio, several of our top contributors, including Altera, BG Group and Covidien, performed well in the first three quarters of the reporting period, but gave up some ground more recently. MasterCard benefited performance throughout the period. We bought MasterCard during last summer's weakness and amid concerns about prospective rules on debit processing fees. A year later, we believe the business remains very strong under a new CEO, and the stock performed well through the downturn. W.W. Grainger is another stock that held up well. W.W. Grainger reports sales numbers on a monthly basis, and as fears of recession have increased, stable, frequent revenue reports are helpful.

On the negative side, Hospira, a leading specialty injectable drug company, was our weakest performer. We view Hospira as part of the solution to controlling health care costs and consider it an attractive business for the longer term. The stock declined this period as the company's response to FDA-cited manufacturing issues has been slow and costly. The insurer Progressive was another disappointment. A defensive business, the stock was largely overlooked during the rally, even though it is managed well, growing, and taking market share. We like the company, and think an innovative new usage-based auto insurance product called Snapshot could prove to be disruptive to its competition.

There has been enormous fear that market volatility and negative sentiment will spill into the economy, weakening spending. So far that hasn't happened. High frequency statistics—like credit card processing volumes, same store sales, and industrial distributors' revenues—remain relatively positive. However, statistics with more long-term significance reflect more uncertainty. In August, business and consumer sentiment and intentions surveys fell dramatically, and hints of companies delaying decisions are evident in reduced goods orders for fall and holiday delivery, lower transportation utilization rates, and softening in electronic components orders.

Our view is that, as long as Europe doesn't deteriorate into a full crisis situation, the factors that could cause a recession are not present. While the debt problem creates uncertainty and is likely to lead to continued slow growth, we anticipate high-quality companies like those in the Fund to continue to be advantaged, and, barring a broader problem out of Europe, we are optimistic for the intermediate to long term.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change.

Socially Responsive Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX

SECTOR ALLOCATION
(as a % of Total Investments)
Consumer Discretionary	9.0%
Consumer Staples	8.6
Energy	13.1
Financials	11.3
Health Care	14.2
Industrials	14.1
Information Technology	21.0
Materials	6.2
Short-Term Investments	2.5
Total	100.0%

PERFORMANCE HIGHLIGHTS2,7
		Average Annual Total Return Ended 08/31/2011
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	19.74%	2.11%	5.57%	8.06%
Trust Class4	03/03/1997	19.60%	1.92%	5.36%	7.88%
Institutional Class6	11/28/2007	19.98%	2.24%	5.63%	8.10%
Class A20	05/27/2009	19.54%	2.04%	5.53%	8.04%
Class C20	05/27/2009	18.63%	1.68%	5.35%	7.93%
Class R320	05/27/2009	19.20%	1.91%	5.47%	8.00%
With Sales Charge
Class A20		12.66%	0.84%	4.91%	7.67%
Class C20		17.63%	1.68%	5.35%	7.93%
Index
S&P 500 Index1,18		18.50%	0.78%	2.70%	7.66%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.95%, 1.13%, 0.77%, 1.21%, 1.99% and 2.96% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.75%, 1.11%, 1.86% and 1.36% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Socially Responsive Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. The results shown in the graph do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
Please see "Glossary of Indices" starting on page 88 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices and may not invest in all securities included in the described indices.

2
Expense Caps or Waivers: These arrangements are subject to change. The total returns for these periods may have been less if Management had not reimbursed and/or waived certain operating expenses. Please see the notes to the financial statements for specific information regarding which Funds and which classes currently have a portion of their operating expenses reimbursed and/or waived by Management.

3	This date reflects when Management first became investment advisor to the Fund.

4
For each of Focus Fund, Genesis Fund, Guardian Fund, Mid Cap Growth Fund and Partners Fund, Life of Fund performance shown for the Advisor Class and the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Advisor Class or the Trust Class. For each of International Fund, Regency Fund, Small Cap Growth Fund and Socially Responsive Fund, Life of Fund performance shown for the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Trust Class. The Investor Class of a Fund has lower expenses and typically higher returns than the Advisor Class, as applicable, and the Trust Class of that Fund.

5
Performance shown prior to May 2002 for the Advisor Class of Small Cap Growth Fund is that of the Fund's Investor Class. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

6
Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Partners Fund, prior to April 2007 for the Institutional Class of Mid Cap Growth Fund, prior to November 2007 for the Institutional Class of Socially Responsive Fund and prior to April 2008 for the Institutional Class of Small Cap Growth Fund is that of the respective Fund's Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund and prior to June 2008 for the Institutional Class of Real Estate Fund is that of the respective Fund's Trust Class. The Investor Class or Trust Class of a Fund, as applicable, has higher expenses and typically lower returns than the Institutional Class of that Fund.

7
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

8
The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to these changes might have been different if current policies had been in effect. As a result of becoming "non-diversified," the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in a limited number of securities, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

9
Each of Emerging Markets Equity Fund, Equity Income Fund, Global Equity Fund, Large Cap Value Fund and Multi-Cap Opportunities Fund was relatively small prior to September 2010, June 2008, August 2011, August 2011 and January 2010, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

Endnotes (Unaudited) (cont'd)

10	Prior to December 17, 2007, Mid Cap Growth Fund was known as the Manhattan Fund.

11	Prior to December 17, 2007, Small Cap Growth Fund was known as the Millennium Fund.

12
Performance shown prior to June 21, 2010 for Emerging Markets Equity Fund's Class R3 is that of Emerging Markets Equity Fund's Institutional Class. The performance information of Class R3 has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has lower expenses and typically higher returns than Class R3.

13
As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to this change might have been different if current policies had been in effect. As a result of becoming "non-diversified," the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. Although the Fund has a policy that allows it to operate as a non-diversified investment company, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified investment company.

14	Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

15
Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

16
During the period from November 2, 2006 through June 9, 2008, the Fund's Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund's Institutional Class, Class A and Class C shares was June 9, 2008 and the inception date for the Fund's Class R3 shares was June 21, 2010. Performance shown for Institutional Class, Class A, Class C and Class R3 prior to those dates is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class and ceased operations on June 9, 2008. The performance of Class R3 also includes that of Institutional Class from June 9, 2008 to June 21, 2010. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The Trust Class had moderately higher expenses and typically slightly lower returns than Institutional Class. The Institutional Class has lower expenses and typically higher returns than Class R3.

17
Performance shown prior to December 20, 2007 for Class A and Class C and prior to May 27, 2009 for Class R3 of International Large Cap Fund, and prior to June 21, 2010 for Class A, Class C and Class R3 of Real Estate Fund is that of the respective Fund's Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

18	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

19
Prior to April 9, 2009, Large Cap Disciplined Growth Fund was known as Century Fund. The inception dates are April 6, 2009 for the Fund’s Class A, Class C and Institutional Class and May 27, 2009 for the Fund’s Class R3. Performance shown prior to May 27, 2009 for Class R3, and prior to April 6, 2009 for Institutional Class, Class A and Class C, of is that of the Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower

Endnotes (Unaudited) (cont'd)

expenses and typically higher returns than Class A, Class C or Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class.

20
Performance shown prior to May 27, 2009 for Class A, Class C and Class R3 of Guardian Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Socially Responsive Fund is that of the respective Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

21
Performance shown prior to May 27, 2009 for Institutional Class of Guardian Fund, and prior to June 21, 2010 for Institutional Class of Focus Fund is that of the respective Fund's Investor Class. The performance information of Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class of a Fund has higher expenses and typically lower returns than the Institutional Class of that Fund.

22
During the period from November 2, 2006 through December 21, 2009, the Fund's Trust Class had only one investor, which could have impacted fund performance. The inception date for the Fund's Class A, Class C and Institutional Class shares was December 21, 2009. Performance shown for Class A, Class C and Institutional Class prior to that date is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class and ceased operations on December 21, 2009. Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

23
The inception date for Intrinsic Value Fund Class A, Class C and Institutional Class shares is May 10, 2010. Performance shown prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from September 12, 2008 is that of DJG Fund and the performance from July 8, 1997 (the Fund's commencement of operations) to September 11, 2008 is that of DJG Account. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors.

24
Performance shown prior to June 21, 2010 for Class A and Class C of Focus Fund and Class A, Class C and Class R3 of Partners Fund and Regency Fund is that of the respective Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

25
Performance shown prior to March 8, 2010 for Institutional Class of Regency Fund is that of the Fund's Investor Class. The performance information of the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

Endnotes (Unaudited) (cont'd)

26
Performance shown prior to December 20, 2010 for Class A and Class C of International Fund is that of the Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A or Class C.

27
During the period from November 2, 2006 through April 19, 2010, the Fund's Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund's Institutional Class was April 19, 2010, and the Fund had only one Institutional Class investor, which could have impacted performance. The inception date for the Fund's Class A and Class C was March 2, 2011. Performance shown for Institutional Class, Class A and Class C prior to those dates is that of the Trust Class, which had an inception date of November 2, 2006, and the Trust Class converted into the Institutional Class and ceased operations on April 19, 2010. The performance of Class A and Class C also includes that of Institutional Class from April 19, 2010 to March 2, 2011. The performance information of the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had moderately higher expenses and therefore typically slightly lower returns than Institutional Class, Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

S&P 500 Index:
The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000® Index:
Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization and current index membership). The Russell 1000 Index represents approximately 92% of the U.S. market.

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth rates.

Russell 1000® Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Index:
An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $130 million.

Russell 2000® Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Value Index:	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap® Index:
Measures the performance of the approximately 800 smallest companies in the Russell 1000® Index. The Russell Midcap Index represents approximately 31% of the Russell 1000® Index total market capitalization.

Russell Midcap® Growth Index:
An unmanaged index that measures the performance of those Russell Midcap® Index companies (the approximately 800 smallest companies in the Russell 1000® Index) with higher price-to-book ratios and higher forecasted Index growth rates.

Russell Midcap® Value Index:
An unmanaged index that measures the performance of those Russell Midcap® Index companies (the approximately 800 smallest companies in the Russell 1000® Index) with lower price-to-book ratios and lower forecasted Index growth rates.

FTSE NAREIT All Equity REITs Index: (formerly, FTSE NAREIT Equity REITs Index)
An unmanaged free float-adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE Amex. REITs are classified as Equity REITs if 75% or more of their gross invested book assets are invested directly or indirectly in real property.

MSCI EAFE® Index:
Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Glossary of Indices (Unaudited) (cont'd)

MSCI Emerging Markets Index:
A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan,Thailand, and Turkey.

MSCI World Index:
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index (ACWI):
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010, the MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Information About Your Fund's Expenses (Unaudited)

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 8/31/11 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Expenses Paid During the Period(1) 3/1/11 - 8/31/11		Expense Ratio	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Expenses Paid During the Period(1) 3/1/11 - 8/31/11	Expense Ratio
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$921.80	$6.10		1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class A	$1,000.00	$921.00	$7.31		1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class C	$1,000.00	$917.50	$10.92		2.26%	$1,000.00	$1,013.81	$11.47	2.26%
Class R3	$1,000.00	$918.90	$9.29		1.92%	$1,000.00	$1,015.53	$9.75	1.92%

Equity Income Fund
Institutional Class	$1,000.00	$1,003.70	$4.04		.80%	$1,000.00	$1,021.17	$4.08	.80%
Class A	$1,000.00	$1,002.00	$5.85		1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$997.10	$9.61		1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R3	$1,000.00	$1,000.60	$7.11		1.41%	$1,000.00	$1,018.10	$7.17	1.41%

Focus Fund
Investor Class	$1,000.00	$898.70	$4.55		.95%	$1,000.00	$1,020.42	$4.84	.95%
Trust Class	$1,000.00	$897.80	$5.45		1.14%	$1,000.00	$1,019.46	$5.80	1.14%
Advisor Class	$1,000.00	$897.00	$6.22		1.30%	$1,000.00	$1,018.65	$6.61	1.30%
Institutional Class	$1,000.00	$899.30	$3.59		.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$897.60	$5.31		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$894.40	$8.88		1.86%	$1,000.00	$1,015.83	$9.45	1.86%

Genesis Fund
Investor Class	$1,000.00	$974.70	$5.18		1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Trust Class	$1,000.00	$974.40	$5.57		1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Advisor Class	$1,000.00	$973.30	$6.91		1.39%	$1,000.00	$1,018.20	$7.07	1.39%
Institutional Class	$1,000.00	$975.80	$4.28		.86%	$1,000.00	$1,020.87	$4.38	.86%

Global Equity Fund
Institutional Class	$1,000.00	$910.00	$1.90	(2)	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class A	$1,000.00	$909.00	$2.49	(2)	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class C	$1,000.00	$908.00	$3.72	(2)	2.26%	$1,000.00	$1,013.81	$11.47	2.26%

Global Thematic Opportunities Fund
Institutional Class	$1,000.00	$944.00	$2.10	(2)	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$944.00	$2.70	(2)	1.61%	$1,000.00	$1,017.09	$8.19	1.61%
Class C	$1,000.00	$942.00	$3.96	(2)	2.36%	$1,000.00	$1,013.31	$11.98	2.36%

Guardian Fund
Investor Class	$1,000.00	$914.80	$4.39		.91%	$1,000.00	$1,020.62	$4.63	.91%
Trust Class	$1,000.00	$913.60	$5.21		1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Advisor Class	$1,000.00	$912.10	$7.23		1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Institutional Class	$1,000.00	$915.50	$3.62		.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$913.40	$5.35		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$909.70	$8.95		1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$912.50	$6.56		1.36%	$1,000.00	$1,018.35	$6.92	1.36%

International Fund
Investor Class	$1,000.00	$946.10	$7.11		1.45%	$1,000.00	$1,017.90	$7.37	1.45%
Trust Class	$1,000.00	$944.30	$8.58		1.75%	$1,000.00	$1,016.38	$8.89	1.75%
Class A	$1,000.00	$945.80	$8.04		1.64%	$1,000.00	$1,016.94	$8.34	1.64%
Class C	$1,000.00	$942.20	$11.36		2.32%	$1,000.00	$1,013.51	$11.77	2.32%

International Institutional Fund
Institutional Class	$1,000.00	$937.80	$3.91		.80%	$1,000.00	$1,021.17	$4.08	.80%

Expense Information as of 8/31/11 (Unaudited) cont'd

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Expenses Paid During the Period(1) 3/1/11 - 8/31/11		Expense Ratio	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Expenses Paid During the Period(1) 3/1/11 - 8/31/11	Expense Ratio
International Large Cap Fund
Trust Class	$1,000.00	$927.60	$6.07		1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$928.60	$4.38		.90%	$1,000.00	$1,020.67	$4.58	.90%
Class A	$1,000.00	$927.20	$6.02		1.24%	$1,000.00	$1,018.95	$6.31	1.24%
Class C	$1,000.00	$923.50	$9.70		2.00%	$1,000.00	$1,015.12	$10.16	2.00%
Class R3	$1,000.00	$925.10	$7.33		1.51%	$1,000.00	$1,017.59	$7.68	1.51%

Intrinsic Value Fund
Institutional Class	$1,000.00	$813.60	$4.57		1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$813.00	$6.21		1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$809.90	$9.63		2.11%	$1,000.00	$1,014.57	$10.71	2.11%

Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$923.70	$5.38		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Institutional Class	$1,000.00	$925.10	$3.64		.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$923.60	$5.38		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$921.30	$9.01		1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$923.30	$6.59		1.36%	$1,000.00	$1,018.35	$6.92	1.36%

Large Cap Value Fund
Institutional Class	$1,000.00	$954.00	$3.74		.76%	$1,000.00	$1,021.37	$3.87	.76%
Class A	$1,000.00	$966.00	$5.52	(3)	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$962.10	$9.20	(3)	1.87%	$1,000.00	$1,015.78	$9.50	1.87%

Mid Cap Growth Fund
Investor Class	$1,000.00	$972.20	$4.92		.99%	$1,000.00	$1,020.21	$5.04	.99%
Trust Class	$1,000.00	$972.30	$5.22		1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Advisor Class	$1,000.00	$970.00	$7.35		1.48%	$1,000.00	$1,017.74	$7.53	1.48%
Institutional Class	$1,000.00	$973.50	$3.73		.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$971.70	$5.52		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$968.10	$9.23		1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$970.70	$6.76		1.36%	$1,000.00	$1,018.35	$6.92	1.36%

Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$943.00	$4.90		1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$940.90	$6.65		1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$938.60	$10.31		2.11%	$1,000.00	$1,014.57	$10.71	2.11%

Partners Fund
Investor Class	$1,000.00	$849.90	$3.92		.84%	$1,000.00	$1,020.97	$4.28	.84%
Trust Class	$1,000.00	$849.20	$4.80		1.03%	$1,000.00	$1,020.01	$5.24	1.03%
Advisor Class	$1,000.00	$848.30	$5.50		1.18%	$1,000.00	$1,019.26	$6.01	1.18%
Institutional Class	$1,000.00	$850.60	$3.17		.68%	$1,000.00	$1,021.78	$3.47	.68%
Class A	$1,000.00	$848.60	$5.17		1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$845.50	$8.65		1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$847.60	$6.33		1.36%	$1,000.00	$1,018.35	$6.92	1.36%

Real Estate Fund
Trust Class	$1,000.00	$974.90	$4.93		.99%	$1,000.00	$1,020.21	$5.04	.99%
Institutional Class	$1,000.00	$976.50	$4.23		.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$973.90	$6.02		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$970.70	$9.74		1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$972.70	$7.26		1.46%	$1,000.00	$1,017.85	$7.43	1.46%

Expense Information as of 8/31/11 (Unaudited) cont'd

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Expenses Paid During the Period(1) 3/1/11 - 8/31/11	Expense Ratio	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Expenses Paid During the Period(1) 3/1/11 - 8/31/11	Expense Ratio
Regency Fund
Investor Class	$1,000.00	$855.20	$5.33	1.14%	$1,000.00	$1,019.46	$5.80	1.14%
Trust Class	$1,000.00	$854.00	$5.84	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$856.10	$3.98	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class A	$1,000.00	$854.60	$5.66	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$851.30	$9.15	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$853.20	$6.82	1.46%	$1,000.00	$1,017.85	$7.43	1.46%

Select Equities Fund
Institutional Class	$1,000.00	$942.70	$3.67	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$941.60	$5.87	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$938.30	$9.53	1.95%	$1,000.00	$1,015.38	$9.91	1.95%

Small Cap Growth Fund
Investor Class	$1,000.00	$945.60	$5.64	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Trust Class	$1,000.00	$944.30	$6.71	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Advisor Class	$1,000.00	$943.30	$7.84	1.60%	$1,000.00	$1,017.14	$8.13	1.60%
Institutional Class	$1,000.00	$946.50	$4.42	.90%	$1,000.00	$1,020.67	$4.58	.90%
Class A	$1,000.00	$944.40	$6.18	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$941.40	$9.84	2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$943.40	$7.40	1.51%	$1,000.00	$1,017.59	$7.68	1.51%

Socially Responsive Fund
Investor Class	$1,000.00	$907.80	$4.23	.88%	$1,000.00	$1,020.77	$4.48	.88%
Trust Class	$1,000.00	$906.90	$5.09	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Institutional Class	$1,000.00	$908.20	$3.51	.73%	$1,000.00	$1,021.53	$3.72	.73%
Class A	$1,000.00	$907.00	$5.34	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$903.20	$8.92	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$905.50	$6.53	1.36%	$1,000.00	$1,018.35	$6.92	1.36%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 63/365 (to reflect the period shown of June 30, 2011 (Commencement of Operations) to August 31, 2011).

(3)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period shown of March 2, 2011 to August 31, 2011).

(4)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Emerging Markets Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry

1	Vale SA ADR	Brazil	Metals & Mining	2.2%
2	China Mobile	China	Wireless Telecommunication Services	2.0%
3	Hyundai Mobis	Korea	Auto Components	2.0%
4	MTN Group	South Africa	Wireless Telecommunication Services	2.0%
5	Samsung Electronics	Korea	Semiconductors & Semiconductor Equipment	1.9%
6	Sberbank of Russia	Russia	Commercial Banks	1.6%
7	Sociedad Quimica y Minera de Chile ADR, B Shares	Chile	Chemicals	1.6%
8	LUKOIL OAO ADR	Russia	Oil, Gas & Consumable Fuels	1.5%
9	International Container Terminal Services	Philippines	Transportation Infrastructure	1.5%
10	QGEP Participacoes	Brazil	Oil, Gas & Consumable Fuels	1.4%

Number of Shares	Value† (000's)b

Common Stocks (88.9%)

Brazil (9.0%)
BM&FBOVESPA SA	166,100	$974
Brasil Insurance Participacoes E Administracao	69,100	825
Cia Hering	50,500	1,116
Diagnosticos da America	127,900	1,322
Ecorodovias Infraestrutura e Logistica	131,100	1,137
HRT Participacoes em Petroleo*	700	461
PDG Realty Empreendimentos E Participacoes	283,300	1,393
Porto Seguro	11,700	144
QGEP Participacoes	164,300	1,646
TOTVS SA	65,025	1,168
		10,186
Chile (2.5%)
Antofagasta PLC	46,550	1,020
Sociedad Quimica y Minera de Chile ADR, B Shares	28,770	1,849
		2,869
China (15.3%)
Baidu, Inc. ADR*	8,600	1,254
Bank of China, H Shares	2,716,440	1,123
Boer Power Holdings	499,000	152
China Automation Group	1,940,400	601
China Liansu Group Holdings	1,593,400	823
China Lumena New Materials	1,117,500	310
China Mobile	228,250	2,319
China Vanke, B Shares	883,700	1,135
Digital China Holdings	641,000	1,092

First Tractor, H Shares	921,300	$828
GCL-Poly Energy Holdings	1,230,600	545
GOME Electrical Appliances Holdings	2,575,654	1,115
Kingdee International Software Group	2,971,880	1,210
Prince Frog International Holdings*	1,907,000	566
SouFun Holdings ADR	35,500	651
Vinda International Holdings	682,400	799
Want Want China Holdings	1,436,800	1,192
Xingda International Holdings	1,829,800	1,093
Xinyi Glass Holdings	1,002,396	594
		17,402
Colombia (1.1%)
Ecopetrol SA ADR	28,400	1,242

Egypt (0.0%)
Centamin Egypt*	10,000	17

India (9.2%)
Ballarpur Industries	1,173,882	688
Bank of Baroda	77,690	1,247
Bharat Heavy Electricals	28,930	1,107
Cadila Healthcare	36,219	663
DEN Networks*	162,053	146
Exide Industries	417,435	1,351
Godrej Consumer Products	85,430	794
Gujarat State Petronet	347,535	757
Mahindra & Mahindra	71,345	1,141
Prestige Estates Projects	209,885	447
Sintex Industries	260,105	$817
Sun TV Network	88,715	584
United Phosphorus	218,720	693
		10,435
Indonesia (2.5%)
PT Global Mediacom Tbk	10,093,500	911
PT Harum Energy Tbk	823,500	748
PT Indocement Tunggal Prakarsa Tbk	18,700	33
PT United Tractors Tbk	424,581	1,174
		2,866
Israel (1.0%)
Israel Chemicals	76,128	1,099

Korea (11.4%)
BS Financial Group*	86,190	1,071
GS Home Shopping	9,095	1,096
Hyundai Mobis	7,338	2,318
KT Corp. ADR	62,800	1,073
LG Chem	4,550	1,614
Samsung Electronics	3,129	2,182
Samsung Heavy Industries	35,040	1,141
Shinhan Financial Group	22,525	948
Woongjin Coway	41,280	1,548
		12,991
Malaysia (2.6%)
Axiata Group	1,032,400	1,634
Top Glove	824,500	1,343
		2,977
Mexico (4.6%)
Alamos Gold	43,700	836
First Majestic Silver*	36,800	885
Fresnillo PLC	38,690	1,319
Genomma Lab Internacional Class B*	516,500	1,090
Kimberly-Clark de Mexico Class A	182,600	1,068
		5,198

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Nigeria (1.2%)
Afren PLC*	570,855	$972
Guaranty Trust Bank	5,592,847	453
		1,425
Philippines (2.5%)
Energy Development	7,562,050	1,118
International Container Terminal Services	1,450,030	1,738
		2,856
Qatar (0.8%)
Industries Qatar	25,285	865

Russia (5.7%)
Eurasia Drilling GDR	38,590	860
LUKOIL OAO ADR	28,935	1,741
Magnit OJSC GDR	45,278	1,078
Pharmstandard OJSC GDR*	49,655	996
Sberbank of Russia	638,665	1,852
		6,527
South Africa (6.5%)
Aspen Pharmacare Holdings*	74,510	900
Exxaro Resources	55,580	1,495
MTN Group	110,316	2,275
Naspers Ltd., N Shares	21,925	1,148
Shoprite Holdings	103,180	1,625
		7,443
Taiwan, Province of China (6.0%)
E.Sun Financial Holding	1,897,966	1,109
HTC Corp.	62,000	1,616
Hung Poo Real Estate Development	561,402	519
Simplo Technology	228,276	1,617
Taiwan Semiconductor Manufacturing	626,439	1,498
TXC Corp.	361,236	422
		6,781
Thailand (2.0%)
Bangkok Bank Public	174,200	930
Kasikornbank PCL	315,900	1,344
		2,274
Turkey (1.6%)
Koza Altin Isletmeleri	51,000	699
Sinpas Gayrimenkul Yatirim Ortakligi	186,896	170
Turkiye Garanti Bankasi	271,158	990
		1,859
United Arab Emirates (0.7%)
Dragon Oil	99,790	$822

United Kingdom (1.9%)
BG Group	56,360	1,219
Tullow Oil	52,905	923
		2,142
United States (0.8%)
NII Holdings	22,400	863

Total Common Stocks (Cost $108,410)		101,139

Preferred Stocks (5.5%)

Brazil (5.5%)
Banco Do Estado do Rio Grande do Sul Class B	116,700	1,289
Companhia de Bebidas das Americas ADR	40,000	1,426
Randon Participacoes	162,100	1,062
Refinaria de Petroleo IpirangaÑ*^^	173	0
Vale SA ADR	95,825	2,475

Total Preferred Stocks (Cost $6,197)		6,252

Short-Term Investments (5.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $6,467)	6,467,078	6,467

Total Investments## (100.1%) (Cost $121,074)		113,858

Liabilities, less cash, receivables and other assets [(0.1%)]		(124)

Total Net Assets (100.0%)		$113,734

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Commercial Banks	$12,356	10.9%
Metals & Mining	9,838	8.7%
Oil, Gas & Consumable Fuels	9,773	8.6%
Wireless Telecommunication Services	7,091	6.2%
Chemicals	5,565	4.9%
Machinery	4,807	4.2%
Auto Components	4,263	3.7%
Semiconductors & Semiconductor Equipment	4,225	3.7%
Pharmaceuticals	3,649	3.2%
Household Durables	2,941	2.6%
Transportation Infrastructure	2,875	2.5%
Media	2,789	2.4%
Food & Staples Retailing	2,703	2.4%
Software	2,378	2.1%
Specialty Retail	2,231	2.0%
Real Estate Management & Development	2,101	1.8%
Internet Software & Services	1,905	1.7%
Household Products	1,867	1.6%
Building Products	1,640	1.4%
Computers & Peripherals	1,617	1.4%
Communications Equipment	1,616	1.4%
Electronic Equipment, Instruments & Components	1,514	1.3%
Beverages	1,426	1.3%
Personal Products	1,360	1.2%
Health Care Equipment & Supplies	1,343	1.2%
Health Care Providers & Services	1,322	1.2%
Electrical Equipment	1,259	1.1%
Food Products	1,192	1.0%
Automobiles	1,141	1.0%
Independent Power Producers & Energy Traders	1,118	1.0%
Internet & Catalog Retail	1,096	1.0%
Diversified Telecommunication	1,073	0.9%
Diversified Financial Services	974	0.9%
Insurance	969	0.9%
Industrial Conglomerates	865	0.8%
Energy Equipment & Services	861	0.8%
Gas Utilities	757	0.7%
Paper & Forest Products	688	0.6%
Real Estate Investment Trusts	170	0.1%
Construction Materials	33	0.0%
Short-Term Investments and Other Assets—Net	6,343	5.6%

	$113,734	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund

TOP TEN EQUITY HOLDINGS

1	Honeywell International	2.1%
2	Royal Gold	2.0%
3	Philip Morris International	1.9%
4	Unilever NV	1.9%
5	CenterPoint Energy	1.9%
6	Alliant Energy	1.7%
7	BlackRock, Inc.	1.7%
8	Ecopetrol SA ADR	1.7%
9	Franco-Nevada Corp.	1.7%
10	Sanofi-Aventis ADR	1.7%

Number of Shares	Value† (000's)b

Metals & Mining (3.6%)
Franco-Nevada Corp.	589,000	$25,375
Royal Gold‡‡	382,000	29,292
		54,667
Multi-Utilities (8.9%)
Alliant Energy	640,000	25,965
CenterPoint Energy	1,417,000	28,354
NSTAR	208,000	9,510
PG&E Corp.	471,000	19,947
TECO Energy	1,069,000	19,562
Wisconsin Energy	580,000	18,351
Xcel Energy	500,000	12,335
		134,024
Oil, Gas & Consumable Fuels (11.8%)
ARC Resources	799,000	19,943
Bonavista Energy	660,000	17,495
Cenovus Energy	688,000	24,823
Crescent Point Energy	531,000	24,006
Ecopetrol SA ADR	590,000	25,795
Enbridge Energy Management*	19,147	527
PetroChina Co. ADR	167,000	21,460
Spectra Energy	851,000	22,100
Total SA ADR	412,000	20,205
		176,354
Pharmaceuticals (3.0%)
Johnson & Johnson‡‡	297,000	19,543
Sanofi-Aventis ADR	685,000	25,050
		44,593
Real Estate Investment Trusts (19.6%)
American Campus Communities‡‡	626,000	24,420
Ascendas Real Estate Investment Trustñ	1,840,000	3,239
Ascendas Real Estate Investment Trust	9,766,000	17,192
AvalonBay Communities‡‡	67,500	9,206
Campus Crest Communities	1,182,000	13,971
Digital Realty Trust‡‡	297,000	17,746
GZI REIT	17,893,000	9,606
HCP, Inc.	630,000	$23,486
Japan Logistics Fund	2,252	20,470
Lippo-Mapletree Indonesia Retail Trust	24,214,564	11,762
Mapletree Logistics Trust	13,240,000	9,785
Parkway Life Real Estate	9,193,900	14,390
Potlatch Corp.	294,900	9,897
ProLogis, Inc.	740,000	20,150
Rayonier Inc.	457,500	19,188
RLJ Lodging Trust	1,508,250	19,999
Suntec Real Estate Investment Trust	11,330,000	12,701
Ventas, Inc.	363,409	19,435
Weyerhaeuser Co.	966,000	17,417
		294,060
Road & Rail (1.6%)
Norfolk Southern	361,000	24,432

Semiconductors & Semiconductor Equipment (1.2%)
Linear Technology	20,000	573
Microchip Technology	544,000	17,854
		18,427
Tobacco (1.9%)
Philip Morris International‡‡	416,000	28,837

Transportation Infrastructure (1.5%)
SATS Ltd.	11,707,000	22,067

Water Utilities (1.3%)
Aqua America	882,000	19,475

Wireless Telecommunication Services (2.8%)
China Mobile ADR	320,000	16,374
Philippine Long Distance Telephone ADR	276,000	15,914
Taiwan Mobile	3,636,000	9,852
		42,140
Total Common Stocks (Cost $1,136,880)		1,199,726

Convertible Preferred Stocks (0.7%)
Bunge Ltd. (Cost $11,223)	115,000	11,097

See Notes to Schedule of Investments

Principal Amount	Value† (000's)b

Convertible Bonds (12.9%)
Best Buy Co., Inc., Guaranteed Notes, 2.25%, due 1/15/22	$4,600,000	$4,571
Bill Barrett Corp., Guaranteed Notes, 5.00%, due 3/15/28	3,620,000	3,688
Charles River Laboratories International, Inc., Senior Unsecured Notes, 2.25%, due 6/15/13	11,035,000	10,938
Chart Industries, Inc., Senior Subordinated Notes, 2.00%, due 8/1/18	10,185,000	9,981
Covanta Holding Corp., Senior Unsecured Notes, 1.00%, due 2/1/27	7,969,000	7,939
Equinix, Inc., Subordinated Notes, 3.00%, due 10/15/14	6,010,000	6,431
Hologic, Inc., Senior Unsecured Notes, Step-Down, 2.00%/0.00%, due 12/15/37a	19,795,000	18,756
Host Hotels & Resorts L.P., Guaranteed Notes, 2.63%, due 4/15/27ñ	9,600,000	9,600
Iconix Brand Group, Inc., Senior Subordinated Notes, 2.50%, due 6/1/16ñ	2,100,000	2,058
Integra Lifesciences Holdings Corp., Guaranteed Notes, 2.38%, due 6/1/12ñ	6,881,000	6,838
James River Coal Co., Senior Unsecured Notes, 3.13%, due 3/15/18ñ	6,630,000	4,939
James River Coal Co., Senior Unsecured Notes, 4.50%, due 12/1/15	8,170,000	7,271
Kinross Gold Corp., Senior Unsecured Notes, 1.75%, due 3/15/28	$12,260,000	$12,122
Lions Gate Entertainment Corp., Guaranteed Notes, 2.94%, due 10/15/24	2,600,000	2,600
Massey Energy Co., Guaranteed Notes, 3.25%, due 8/1/15	3,940,000	3,768
Molycorp, Inc., Senior Unsecured Notes, 3.25%, due 6/15/16ñ	1,950,000	2,255
NASDAQ OMX Group Inc. (The), Senior Unsecured Notes, 2.50%, due 8/15/13	13,215,000	13,232
NuVasive, Inc., Senior Unsecured Notes, 2.75%, due 7/1/17	6,730,000	6,293
Paladin Energy Ltd., Senior Unsecured Notes, 3.625%, due 11/4/15	10,900,000	8,447
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13	11,330,000	10,990
Primaris Retail REIT, Subordinated Notes, 5.40%,	11,500,000	11,597
RTI International Metals, Inc., Guaranteed Notes, 3.00%, due 12/1/15	490,000	515
Southern Pacific Resource, Unsecured Notes, 6.00%	4,800,000	4,639
WebMD Health Corp., Senior Unsecured Notes, 2.25%,	10,720,000	9,769
WebMD Health Corp., Senior Unsecured Notes, 2.50%,	4,750,000	4,079
Wright Medical Group, Inc., Senior Unsecured Notes, 2.63%, due 12/1/14	$10,535,000	$10,548

Total Convertible Bonds (Cost $196,564)		193,864

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (0.4%)
U.S. Treasury Bills, 0.03%, due 9/15/11	2,000,000	2,000
U.S. Treasury Bills, 0.04%, due 10/20/11	2,000,000	2,000
U.S. Treasury Bills, 0.07%, due 11/10/11	2,000,000	2,000

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $6,000)		6,000
	Number of Shares
Short-Term Investments (4.7%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $70,463)	70,462,960	70,463

Total Investments## (98.6%) (Cost $1,421,130)		1,481,150

Cash, receivables and other assets, less liabilities‡‡ (1.4%)		20,975

Total Net Assets (100.0%)		$1,502,125

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

TOP TEN EQUITY HOLDINGS

1	Oracle Corp.	5.4%
2	Halliburton Co.	4.5%
3	Apple, Inc.	4.5%
4	Honeywell International	4.3%
5	Target Corp.	4.0%
6	J.P. Morgan Chase	3.9%
7	Molson Coors Brewing Class B	3.9%
8	Colgate-Palmolive	3.9%
9	Denbury Resources	3.8%
10	NextEra Energy	3.8%

Number of Shares	Value† (000's)b

Common Stocks (97.0%)

Aerospace & Defense (6.9%)
Boeing Co.	210,000	$14,040
Honeywell International	480,000	22,949
		36,989
Beverages (3.9%)
Molson Coors Brewing Class B	480,000	21,000

Biotechnology (3.2%)
Amgen Inc.	305,000	16,899

Capital Markets (6.6%)
BlackRock, Inc.	123,000	20,264
Goldman Sachs Group	130,000	15,109
		35,373
Chemicals (0.9%)
Potash Corp. of Saskatchewan	80,000	4,638

Commercial Services & Supplies (2.9%)
Tetra Tech*	127,300	2,534
Waste Connections	370,300	12,809
		15,343
Computers & Peripherals (4.5%)
Apple, Inc.*	62,000	23,859

Containers & Packaging (0.8%)
Silgan Holdings	113,500	4,305

Diversified Financial Services (3.9%)
J.P. Morgan Chase	560,000	21,034

Electric Utilities (3.8%)
NextEra Energy	360,000	20,419

Energy Equipment & Services (4.5%)
Halliburton Co.	540,000	23,960

Health Care Equipment & Supplies (3.7%)
Covidien PLC	385,000	20,089

Health Care Providers & Services (5.1%)
Cardinal Health	390,000	16,575
UnitedHealth Group	230,000	10,930
		27,505
Household Durables (3.3%)
Fortune Brands	145,000	$8,283
Newell Rubbermaid	680,000	9,411
		17,694
Household Products (3.9%)
Colgate-Palmolive	230,000	20,693

Insurance (3.4%)
Prudential Financial	365,000	18,327

Leisure Equipment & Products (2.3%)
Mattel Inc.	455,000	12,226

Media (5.2%)
Comcast Corp. Class A Special	710,000	15,024
Discovery Communications Class C*	330,000	13,038
		28,062
Metals & Mining (2.7%)
Rio Tinto ADR	240,000	14,678

Multiline Retail (4.0%)
Target Corp.	420,000	21,701

Oil, Gas & Consumable Fuels (7.6%)
Cabot Oil & Gas	240,000	18,206
Canadian Natural Resources	45,000	1,695
Denbury Resources*	1,290,000	20,576
		40,477
Semiconductors & Semiconductor Equipment (3.6%)
Cymer, Inc.*	200,000	8,092
NXP Semiconductors*	680,000	11,077
		19,169
Software (8.0%)
Activision Blizzard	1,160,000	13,735
Oracle Corp.	1,030,000	28,912
		42,647
Textiles, Apparel & Luxury Goods (2.3%)
Coach, Inc.	215,000	12,087

Total Common Stocks (Cost $519,298)		519,174

Short-Term Investments (2.6%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $13,842)	13,842,135	$13,842

Total Investments## (99.6%) (Cost $533,140)		533,016

Cash, receivables and other assets, less liabilities (0.4%)		1,985

Total Net Assets (100.0%)		$535,001

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund

TOP TEN EQUITY HOLDINGS

1	Church & Dwight	2.8%
2	AptarGroup Inc.	2.7%
3	CARBO Ceramics	2.4%
4	Compass Minerals International	2.4%
5	Solera Holdings	2.4%
6	Oceaneering International	2.1%
7	Cabot Oil & Gas	2.0%
8	CLARCOR Inc.	2.0%
9	Concho Resources	1.9%
10	MICROS Systems	1.8%

Number of Shares	Value† (000's)b

Common Stocks (92.7%)

Aerospace & Defense (0.4%)
Alliant Techsystems	462,062	$29,327
American Science & Engineering	230,241	15,527
		44,854
Air Freight & Logistics (0.4%)
Forward Air^	1,746,600	49,621

Auto Components (0.7%)
Gentex Corp.	2,925,349	75,898

Beverages (0.7%)
Boston Beer Class A*^	967,419	78,429

Capital Markets (0.6%)
Eaton Vance	1,010,600	24,669
Greenhill & Co.	574,400	20,408
Waddell & Reed Financial Class A	736,461	22,992
		68,069
Chemicals (3.7%)
Balchem Corp.	1,308,035	54,022
Hawkins, Inc.	447,773	16,232
Intrepid Potash*	3,530,399	120,810
LSB Industries*	799,300	31,932
NewMarket Corp.	289,647	48,568
RPM International	2,303,344	48,002
Sensient Technologies^	2,582,614	93,878
		413,444
Commercial Banks (2.8%)
Bank of Hawaii	1,481,700	61,594
BOK Financial	1,024,094	50,386
Cullen/Frost Bankers	1,385,800	70,662
First Financial Bankshares	1,431,094	42,375
Westamerica Bancorp^	1,995,243	84,618
		309,635
Commercial Services & Supplies (4.9%)
Copart, Inc.*	2,692,131	115,869
Healthcare Services Group^	5,518,381	86,528
Ritchie Bros. Auctioneers	3,845,210	$88,402
Rollins, Inc.	6,390,120	133,618
United Stationers^	3,905,841	123,190
		547,607
Construction & Engineering (0.2%)
Layne Christensen*^	1,006,207	28,244

Containers & Packaging (3.3%)
AptarGroup Inc.^	6,055,900	305,702
Silgan Holdings	1,635,183	62,022
		367,724
Distributors (0.0%)
Pool Corp.	213,700	5,541

Diversified Consumer Services (1.4%)
Capella Education*	297,274	9,507
Hillenbrand, Inc.	2,422,096	49,411
Matthews International Class A^	1,679,138	56,100
Strayer Education	435,902	41,258
		156,276
Diversified Financial Services (0.1%)
Pico Holdings*	440,267	10,355

Electronic Equipment, Instruments & Components (0.9%)
Trimble Navigation*	2,665,142	98,983

Energy Equipment & Services (5.8%)
CARBO Ceramics^	1,702,600	272,671
Lufkin Industries^	1,621,220	100,889
Natural Gas Services Group*^	829,800	10,779
Oceaneering International	5,370,024	229,246
Pason Systems	2,717,915	36,330
		649,915
Food & Staples Retailing (1.7%)
Ruddick Corp.^	4,774,967	195,248

Food Products (1.9%)
Darling International*	1,601,200	$26,980
Flowers Foods	2,849,505	54,283
J & J Snack Foods^	1,169,046	59,165
Lancaster Colony	1,132,556	68,656
		209,084
Gas Utilities (2.5%)
New Jersey Resources	1,980,200	93,287
Northwest Natural Gas	849,900	38,433
Piedmont Natural Gas	760,100	23,487
South Jersey Industries	1,426,844	73,525
WGL Holdings	1,124,395	46,505
		275,237
Health Care Equipment & Supplies (5.7%)
Abaxis, Inc.*^	1,158,100	28,802
DENTSPLY International	1,851,200	65,162
Haemonetics Corp.*^	2,523,900	157,769
IDEXX Laboratories*	2,250,162	179,518
Meridian Bioscience^	2,191,397	40,541
Sirona Dental Systems*	2,119,426	98,893
West Pharmaceutical Services	1,651,629	66,263
		636,948
Health Care Providers & Services (4.1%)
AmSurg Corp.*^	1,703,534	38,551
Henry Schein*	2,319,540	152,881
Landauer, Inc.^	501,750	25,870
MWI Veterinary Supply*^	1,091,429	80,766
Patterson Companies	2,799,700	81,807
PSS World Medical*^	3,010,199	70,981
VCA Antech*	527,405	9,762
		460,618

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Health Care Technology (0.9%)
Quality Systems	1,077,505	$99,152

Hotels, Restaurants & Leisure (0.5%)
Brinker International	2,612,100	58,981

Household Durables (0.2%)
Leggett & Platt	1,212,200	26,899

Household Products (2.8%)
Church & Dwight^	7,201,938	313,572

Industrial Conglomerates (0.9%)
Raven Industries^	1,792,176	97,369

Insurance (3.6%)
Brown & Brown	596,770	12,538
Hanover Insurance Group	909,884	32,319
Harleysville Group^	1,990,130	57,057
HCC Insurance Holdings	1,213,500	35,483
Infinity Property & Casualty	121,900	6,223
RenaissanceRe Holdings	1,433,353	93,985
RLI Corp.^	1,359,046	85,919
Safety Insurance Group^	1,024,434	39,953
Validus Holdings	1,354,400	34,970
		398,447
IT Services (1.8%)
Forrester Research^	1,375,053	46,339
Jack Henry & Associates	1,946,353	56,912
ManTech International Class A^	2,006,700	75,231
Syntel, Inc.	433,262	19,826
		198,308
Leisure Equipment & Products (1.3%)
Polaris Industries	1,284,260	141,102

Life Science Tools & Services (2.0%)
ICON PLC ADR*^	3,578,000	76,247
Pharmaceutical Product Development	3,791,600	119,360
Techne Corp.	394,700	28,604
		224,211
Machinery (10.2%)
AG Growth International^	1,367,500	55,217
Badger Meter	379,205	13,283
Chart Industries*	92,912	4,394
CLARCOR Inc.^	4,755,022	221,299
Donaldson Co.	2,464,100	145,333
Douglas Dynamics	149,551	$2,171
Graco Inc.	823,117	32,497
Industrea Ltd.^	27,882,542	40,237
International Mining Machinery	28,730,600	29,336
Joy Global	511,200	42,660
Lincoln Electric Holdings	961,864	32,732
Lindsay Corp.^	1,181,550	73,492
Nordson Corp.	2,779,508	122,020
Robbins & Myers	574,500	27,605
Toro Co.	693,894	37,866
Valmont Industries	989,604	91,568
Wabtec Corp.^	2,699,900	164,397
		1,136,107
Metals & Mining (3.9%)
Alamos Gold	4,794,800	92,060
Compass Minerals International^	3,562,100	269,330
Major Drilling Group International^	5,630,600	74,803
		436,193
Office Electronics (0.8%)
Zebra Technologies Class A*	2,633,670	94,628

Oil, Gas & Consumable Fuels (9.6%)
Abraxas Petroleum*	4,509,900	16,642
Brigham Exploration*	1,711,328	49,800
Cabot Oil & Gas	2,989,500	226,783
Concho Resources*	2,480,392	215,670
Gulfport Energy*	2,056,000	59,418
Kodiak Oil & Gas*	3,511,337	21,068
Legacy Oil + Gas*	1,363,300	14,806
Legacy Oil + Gas*ñ	100,000	1,093
Northern Oil and Gas*	2,872,849	58,664
Oasis Petroleum*	1,655,880	44,046
Petrominerales Ltd.	1,838,428	57,776
Resolute Energy*	1,547,062	20,870
SM Energy	2,061,100	157,674
Southwestern Energy*	1,707,600	64,803
Vermilion Energy	1,278,200	58,858
		1,067,971
Professional Services (0.4%)
Exponent, Inc.*^	1,166,935	$49,315

Road & Rail (0.1%)
Genesee & Wyoming Class A*	184,400	9,578

Semiconductors & Semiconductor Equipment (1.2%)
GT Advance Technologies*^	7,049,100	86,070
Hittite Microwave*	849,123	46,124
		132,194
Software (6.2%)
Blackbaud, Inc.^	3,764,403	94,260
Computer Modelling Group^	1,885,500	25,126
FactSet Research Systems	1,224,800	107,660
MICROS Systems*^	4,308,942	205,364
Solera Holdings^	4,498,053	263,811
		696,221
Specialty Retail (2.2%)
Hibbett Sports*^	1,840,963	68,963
Leon's Furniture	1,100,500	13,451
Sally Beauty Holdings*	3,049,459	51,536
Tractor Supply	1,785,741	109,591
		243,541
Thrifts & Mortgage Finance (0.7%)
BankUnited	350,900	8,229
Brookline Bancorp^	4,067,590	34,249
Capitol Federal Financial	706,352	7,579
Oritani Financial	2,059,000	27,076
		77,133
Trading Companies & Distributors (0.9%)
Applied Industrial Technologies	1,036,200	31,729
MSC Industrial Direct Class A	831,300	51,266
Richelieu Hardware	554,800	14,616
		97,611
Water Utilities (0.7%)
American States Water	840,811	29,849
Aqua America	2,277,535	50,288
		80,137
Total Common Stocks (Cost $6,435,967)		10,360,400

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Exchange Traded Funds (1.0%)
SPDR Gold Trust* (Cost $58,436)	616,050	$109,442

Short-Term Investments (6.2%)
State Street Institutional Treasury Money Market Fund Institutional Class	370,356,562	370,356
State Street Institutional Treasury Plus Fund Institutional Class^	323,232,740	323,233

Total Short-Term Investments (Cost $693,589)		693,589

Total Investments## (99.9%) (Cost $7,187,992)		11,163,431

Cash, receivables and other assets, less liabilities (0.1%)		6,953

Total Net Assets (100.0%)		$11,170,384

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry

1	Hyundai Mobis	Korea	Auto Components	2.4%
2	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.2%
3	Apple Inc.	United States	Computers & Peripherals	1.9%
4	American Tower Class A	United States	Wireless Telecommunication Services	1.9%
5	Covidien PLC	United States	Health Care Equipment & Supplies	1.9%
6	Jupiter Telecommunications	Japan	Media	1.9%
7	IBM	United States	IT Services	1.8%
8	Rio Tinto ADR	United Kingdom	Metals & Mining	1.8%
9	Goldcorp, Inc.	Canada	Metals & Mining	1.8%
10	New Gold	Canada	Metals & Mining	1.8%

Number of Shares	Value† (000's)b

Common Stocks (101.2%)

Australia (1.6%)

CSL Ltd.	230	$7
Fortescue Metals Group	1,175	8
		15
Belgium (1.1%)
Anheuser-Busch InBev	185	10

Brazil (0.8%)
Porto Seguro	600	7

Canada (7.0%)
Cenovus Energy	220	8
Goldcorp, Inc.	315	17
New Gold*	1,205	16
Potash Corp. of Saskatchewan	205	12
Silver Wheaton	310	12
		65
Chile (1.6%)
Sociedad Quimica y Minera de Chile ADR, B Shares	235	15

China (2.6%)
Bank of China, H Shares	18,000	7
China Mobile	1,150	12
China Vanke, B Shares	3,800	5
		24
France (5.9%)
Alcatel-Lucent*	3,114	12
Eutelsat Communications	345	15
LVMH Moet Hennessy Louis Vuitton	70	12
Schneider Electric	120	16
		55
Germany (5.1%)
Deutsche Boerse*	205	12
Deutsche Telekom	650	8
Fresenius Medical Care	195	$13
Linde AG	87	14
		47
Japan (1.9%)
Jupiter Telecommunications	16	18

Korea (4.7%)
Hyundai Mobis	72	22
Samsung Electronics	14	10
Shinhan Financial Group	260	11
		43
Netherlands (4.3%)
Akzo Nobel	205	10
Koninklijke Ahold	1,015	12
NXP Semiconductors*	375	6
Unilever NV	355	12
		40
Norway (0.9%)
DnB NOR	680	8

Sweden (1.3%)
Telefonaktiebolaget LM Ericsson, B Shares	1,020	12

Switzerland (5.3%)
Nestle SA	190	12
Novartis AG	190	11
Roche Holding	56	10
SGS SA	9	16
		49
United Kingdom (10.6%)
BG Group ADR	130	14
Experian PLC	1,260	15
Rio Tinto ADR	280	17
Subsea 7*	560	13
Tullow Oil	440	8
Vodafone Group	7,715	20
Willis Group Holdings	285	11
		98
United States (46.5%)
3M Co.	140	$12
American Tower Class A*	335	18
Apple Inc.*	47	18
Cabot Oil & Gas	125	9
Celanese Corp.	205	10
Comcast Corp. Class A Special	450	9
Covidien PLC	345	18
CVS Caremark	425	15
Deere & Co.	95	8
Dow Chemical	215	6
FMC Technologies*	225	10
Gilead Sciences*	220	9
Google Inc. Class A*	10	5
IBM	102	17
Ingersoll-Rand PLC	290	10
J.P. Morgan Chase	270	10
Johnson & Johnson	200	13
Laboratory Corp. of America Holdings*	185	15
Lincoln National	665	14
McDonald's Corp.	150	14
MEDNAX, Inc.*	165	11
Microsoft Corp.	475	13
National Oilwell Varco	185	12
Occidental Petroleum	140	12
Oracle Corp.	575	16
Pall Corp.	230	12
Peabody Energy	180	9
Schlumberger Ltd.	135	11
State Street	230	8
Symantec Corp.*	835	14
Time Warner	305	10
United Technologies	200	15
Visa Inc. Class A	88	8
Wal-Mart Stores	290	15
Walter Energy	70	6
Waste Connections	330	11
Wells Fargo	290	8
		431
Total Common Stocks (Cost $1,017)		937

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Short-Term Investments (2.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $20)	19,946	$20

Total Investments## (103.3%) (Cost $1,037)		957

Liabilities, less cash, receivables and other assets [(3.3%)]		(31)

Total Net Assets (100.0%)		$926

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Metals & Mining	$76	8.2%
Chemicals	67	7.2%
Oil, Gas & Consumable Fuels	60	6.4%
Media	52	5.6%
Wireless Telecommunication Services	50	5.4%
Energy Equipment & Services	46	5.0%
Software	43	4.6%
Food & Staples Retailing	42	4.5%
Health Care Providers & Services	39	4.2%
Commercial Banks	34	3.7%
Pharmaceuticals	34	3.7%
Insurance	32	3.5%
Professional Services	31	3.3%
Machinery	30	3.3%
IT Services	25	2.7%
Communications Equipment	24	2.6%
Food Products	24	2.6%
Auto Components	22	2.4%
Diversified Financial Services	22	2.4%
Computers & Peripherals	18	2.0%
Health Care Equipment & Supplies	18	2.0%
Biotechnology	16	1.7%
Electrical Equipment	16	1.7%
Semiconductors & Semiconductor Equipment	16	1.7%
Aerospace & Defense	15	1.6%
Hotels, Restaurants & Leisure	14	1.5%
Industrial Conglomerates	12	1.3%
Textiles, Apparel & Luxury Goods	12	1.3%
Commercial Services & Supplies	11	1.2%
Beverages	10	1.1%
Capital Markets	8	0.9%
Diversified Telecommunication Services	8	0.9%
Internet Software & Services	5	0.5%
Real Estate Management & Development	5	0.5%
Short-Term Investments and Other Assets/Liabilities—Net	(11)	(1.2)%
	$926	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Thematic Opportunities Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry

1	Alpha Natural Resources	United States	Oil, Gas & Consumable Fuels	3.0%
2	Franklin Resources	United States	Capital Markets	2.8%
3	First Tractor, H Shares	China	Machinery	2.3%
4	Goldcorp, Inc.	Canada	Metals & Mining	2.3%
5	Sociedad Quimica y Minera de Chile ADR, B Shares	Chile	Chemicals	2.2%
6	Unilever NV	Netherlands	Food Products	2.1%
7	Warsaw Stock Exchange	Poland	Diversified Financial Services	2.1%
8	All America Latina Logistica	Brazil	Road & Rail	2.0%
9	FANUC Corp.	Japan	Machinery	2.0%
10	Mahindra & Mahindra GDR	India	Automobiles	1.9%

Number of Shares	Value† (000's)b

Common Stocks (87.0%)

Australia (1.8%)
Treasury Wine Estates*	132,000	$502

Brazil (2.0%)
All America Latina Logistica	96,000	557

Canada (12.0%)
Agnico-Eagle Mines	7,000	484
Cenovus Energy	12,500	451
Goldcorp, Inc.	12,100	628
MEG Energy*	9,800	460
NovaGold Resources*	26,000	268
Potash Corp. of Saskatchewan	8,700	504
Silver Wheaton	13,000	515
		3,310
Chile (2.2%)
Sociedad Quimica y Minera de Chile ADR, B Shares	9,400	604

China (4.0%)
ENN Energy Holdings	135,000	464
First Tractor, H Shares	720,000	647
		1,111
France (3.8%)
CFAO	13,000	534
Sanofi ADR	14,000	512
		1,046
Hong Kong (1.8%)
Dah Chong Hong Holdings	350,000	490

India (1.9%)
Mahindra & Mahindra GDR	33,000	538

Indonesia (2.8%)
Ace Hardware Indonesia	987,500	$382
PT Adaro Energy Tbk	1,629,000	386
		768
Japan (8.1%)
Asian Citrus Holdings	289,000	210
FANUC Corp.	3,300	544
International Mining Machinery	70,500	72
Kubota Corp. ADR	12,900	535
Mongolian Mining*	411,000	455
Yaskawa Electric	46,400	420
		2,236
Malaysia (1.5%)
Genting Berhad	133,000	420

Netherlands (2.1%)
Unilever NV	17,400	592

Philippines (1.7%)
Energy Development	3,224,000	477

Poland (2.1%)
Warsaw Stock Exchange	35,000	576

South Africa (1.7%)
MTN Group	23,200	478

Thailand (1.9%)
BEC World Public	380,000	514

United Kingdom (1.7%)
Lonrho PLC*	1,810,000	470

United States (33.9%)
Adecoagro SA*	43,200	459
Alpha Natural Resources*	25,100	830
Cypress Semiconductor*	12,100	192
FMC Technologies*	10,900	485
Franklin Resources	6,500	$779
Google Inc. Class A*	970	525
Gran Tierra Energy*	36,000	225
Halliburton Co.	12,000	532
Honeywell International	10,800	516
Invesco Ltd.	25,900	474
Las Vegas Sands*	7,600	354
Legg Mason	16,800	478
Lindsay Corp.	6,200	386
Norfolk Southern	3,500	237
PetroChina Co. ADR	4,100	527
Philip Morris International	7,300	506
Schlumberger Ltd.	5,800	453
Southwestern Energy*	11,800	448
United Parcel Service Class B	7,100	478
Valmont Industries	5,200	481
		9,365
Total Common Stocks (Cost $25,063)		24,054

Short-Term Investments (13.9%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $3,864)	3,863,910	3,864

Total Investments## (100.9%) (Cost $28,927)		27,918

Liabilities, less cash, receivables and other assets [(0.9%)]		(262)

Total Net Assets (100.0%)		$27,656

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL THEMATIC OPPORTUNITIES FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Oil, Gas & Consumable Fuels	$3,327	12.0%
Machinery	2,665	9.6%
Metals & Mining	2,350	8.5%
Capital Markets	1,731	6.3%
Energy Equipment & Services	1,470	5.3%
Food Products	1,261	4.6%
Chemicals	1,108	4.0%
Distributors	1,024	3.7%
Road & Rail	794	2.9%
Hotels, Restaurants & Leisure	774	2.8%
Diversified Financial Services	576	2.1%
Automobiles	538	1.9%
Internet Software & Services	525	1.9%
Aerospace & Defense	516	1.9%
Media	514	1.9%
Pharmaceuticals	512	1.9%
Tobacco	506	1.8%
Beverages	502	1.8%
Wireless Telecommunication Services	478	1.7%
Air Freight & Logistics	478	1.7%
Independent Power Producers & Energy Traders	477	1.7%
Industrial Conglomerates	470	1.7%
Gas Utilities	464	1.7%
Electrical Equipment & Instruments	420	1.5%
Specialty Retail	382	1.4%
Semiconductors & Semiconductor Equipment	192	0.7%
Short-Term Investments and Other Assets—Net	3,602	13.0%

	$27,656	100.0%

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund

TOP TEN EQUITY HOLDINGS

1	BG Group	4.5%
2	Danaher Corp.	4.3%
3	C.R. Bard	4.0%
4	Google Inc. Class A	4.0%
5	Newfield Exploration	4.0%
6	Target Corp.	4.0%
7	Procter & Gamble	3.9%
8	Progressive Corp.	3.8%
9	Schlumberger Ltd.	3.8%
10	Texas Instruments	3.7%

Number of Shares	Value† (000's)b

Common Stocks (98.0%)

Beverages (2.6%)
Coca-Cola	412,800	$29,082

Capital Markets (7.5%)
Bank of New York Mellon	780,258	16,128
BlackRock, Inc.	181,250	29,861
Charles Schwab	3,075,655	37,923
		83,912
Chemicals (3.4%)
Ecolab Inc.	698,100	37,418

Commercial Services & Supplies (2.9%)
Republic Services	1,078,250	32,736

Electronic Equipment, Instruments & Components (5.1%)
Anixter International	507,785	29,964
National Instruments	1,070,571	27,225
		57,189
Energy Equipment & Services (6.3%)
Cameron International*	535,725	27,836
Schlumberger Ltd.	536,580	41,918
		69,754
Food Products (2.3%)
McCormick & Company	531,184	25,385

Health Care Equipment & Supplies (7.3%)
C.R. Bard	466,500	44,439
Covidien PLC	709,810	37,038
		81,477
Household Products (3.9%)
Procter & Gamble	681,975	43,428

Industrial Conglomerates (7.4%)
3M Co.	416,125	34,530
Danaher Corp.	1,036,254	47,471
		82,001
Industrial Gases (2.1%)
Praxair, Inc.	239,331	23,572

Insurance (3.8%)
Progressive Corp.	2,191,550	$42,034

Internet Software & Services (7.1%)
Google Inc. Class A*	81,845	44,275
Yahoo! Inc.*	2,524,050	34,340
		78,615
IT Services (2.5%)
MasterCard, Inc. Class A	83,275	27,457

Media (5.0%)
Comcast Corp. Class A Special	996,175	21,079
Scripps Networks Interactive Class A	796,435	34,127
		55,206
Multiline Retail (4.0%)
Target Corp.	849,900	43,914

Oil, Gas & Consumable Fuels (8.4%)
BG Group	2,293,294	49,586
Newfield Exploration*	866,325	44,226
		93,812
Pharmaceuticals (6.3%)
Hospira, Inc.*	780,545	36,061
Roche Holding	191,919	33,604
		69,665
Road & Rail (1.3%)
Canadian National Railway	197,635	14,585

Semiconductors & Semiconductor Equipment (6.5%)
Altera Corp.	859,574	31,280
Texas Instruments	1,549,775	40,619
		71,899
Trading Companies & Distributors (2.3%)
W.W. Grainger	168,990	26,041

Total Common Stocks (Cost $928,192)		1,089,182

Short-Term Investments (1.1%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $12,057)	12,056,643	$12,057

Total Investments## (99.1%) (Cost $940,249)		1,101,239

Cash, receivables and other assets, less liabilities (0.9%)		10,390

Total Net Assets (100.0%)		$1,111,629

See Notes to Schedule of Investments

Schedule of Investments International Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry

1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.2%
2	Hyundai Mobis	Korea	Auto Components	2.0%
3	Nihon Kohden	Japan	Health Care Equipment & Supplies	2.0%
4	Jupiter Telecommunications	Japan	Media	1.9%
5	Sodexo	France	Hotels, Restaurants & Leisure	1.9%
6	Sulzer AG	Switzerland	Machinery	1.8%
7	Chemring Group	United Kingdom	Aerospace & Defense	1.6%
8	SGS SA	Switzerland	Professional Services	1.5%
9	Unilever NV	Netherlands	Food Products	1.5%
10	Roche Holding	Switzerland	Pharmaceuticals	1.5%

Number of Shares	Value† (000's)b

Common Stocks (97.1%)

Australia (2.3%)
CSL Ltd.	97,920	$2,943
Fortescue Metals Group	357,465	2,312
Imdex Ltd.	733,700	1,686
		6,941
Austria (0.6%)
Vienna Insurance Group Wiener Staedtische Versicherung	39,810	1,855

Belgium (2.3%)
Anheuser-Busch InBev	32,169	1,777
Colruyt SA	68,045	3,561
Telenet Group Holding*	35,437	1,437
		6,775
Brazil (1.3%)
HRT Participacoes em Petroleo*	2,500	1,647
Porto Seguro	33,200	409
TOTVS SA	105,625	1,898
		3,954
Canada (10.9%)
Cenovus Energy	45,400	1,641
Corus Entertainment, B Shares	160,878	3,345
Goldcorp, Inc.	82,300	4,286
MacDonald, Dettwiler	59,120	2,942
Neo Material Technologies*	305,400	2,797
New Gold*	309,100	4,198
Peyto Exploration & Development	145,200	3,274
Potash Corp. of Saskatchewan	73,697	4,249
Silver Wheaton	93,800	3,717
Vermilion Energy	51,962	2,429
		32,878
Chile (1.2%)
Sociedad Quimica y Minera de Chile ADR, B Shares	56,980	$3,663

China (2.8%)
Bank of China, H Shares	5,732,400	2,371
China Liansu Group Holdings	3,093,600	1,597
China Mobile ADR	54,165	2,772
China Vanke, B Shares	1,299,789	1,669
		8,409
Denmark (2.9%)
Novo Nordisk Class B	28,469	3,038
Sydbank AS	128,850	2,609
Trygvesta AS	54,430	3,045
		8,692
France (7.9%)
Alcatel-Lucent*	859,146	3,169
BNP Paribas	25,470	1,312
CFAO	84,975	3,491
Cie Generale des Etablissements Michelin Class B	20,814	1,525
CNP Assurances	132,527	2,344
Eutelsat Communications	83,758	3,730
LVMH Moet Hennessy Louis Vuitton	16,255	2,754
Sodexo	75,715	5,636
		23,961
Germany (6.3%)
Brenntag AG	40,155	4,135
Deutsche Boerse*	64,312	3,728
Deutsche Telekom	206,355	2,611
Fresenius Medical Care	64,513	4,390
Linde AG	26,109	3,998
		18,862
India (0.6%)
Bank of Baroda	118,625	$1,903

Ireland (0.7%)
DCC PLC	73,921	2,018

Japan (9.8%)
Brother Industries	224,400	2,936
Circle K Sunkus	147,200	2,463
Jupiter Telecommunications	5,210	5,804
KDDI Corp.	510	3,797
Kenedix Realty Investment	821	2,914
Makita Corp.	65,400	2,699
Nihon Kohden	228,900	5,934
Sundrug Co.	95,100	3,007
		29,554
Korea (3.8%)
Hyundai Mobis	19,312	6,100
Samsung Electronics	3,194	2,228
Shinhan Financial Group	74,095	3,118
		11,446
Netherlands (7.7%)
Akzo Nobel	46,476	2,366
Fugro NV	37,736	2,287
Imtech NV	109,200	3,173
Koninklijke Ahold	262,409	3,057
Nutreco Holding	64,965	4,423
Sligro Food GroupÑ	99,198	3,405
Unilever NV	132,508	4,486
		23,197
Norway (1.9%)
DnB NOR	240,395	2,902
Prosafe ASA	368,755	2,696
		5,598
South Africa (1.2%)
MTN Group	176,297	3,636

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Sweden (2.3%)
Elekta AB, B Shares	71,065	$2,662
Nordea Bank	155,025	1,430
Telefonaktiebolaget LM Ericsson, B Shares	262,535	2,962
		7,054
Switzerland (11.2%)
Bucher Industries	15,683	2,851
Credit Suisse Group*	108,012	3,091
Givaudan SA	4,045	3,910
Nestle SA	57,892	3,585
Novartis AG	58,026	3,384
Roche Holding	25,325	4,434
SGS SA	2,441	4,544
Sika AG	1,128	2,548
Sulzer AG	40,931	5,511
		33,858
Turkey (0.5%)
Sinpas Gayrimenkul Yatirim Ortakligi	1,718,230	1,563

United Kingdom (18.9%)
Amlin PLC	609,327	3,085
Avanti Communications Group*	47,083	255
Avanti Communications Groupñ*	117,100	635
BG Group	166,070	3,591
BHP Billiton	68,200	2,332
Bunzl PLC	263,805	3,426
Chemring Group	536,665	4,878
Diploma PLC	285,000	1,462
Experian PLC	260,751	2,978
Fidessa Group	60,759	1,599
Informa PLC	335,582	1,925
Jazztel PLC*	144,600	702
Jazztel PLCñ*	161,400	784
Mitie Group	925,322	3,336
Reed Elsevier	342,152	2,794
Rio Tinto ADR	43,100	2,636
RPS Group	713,089	2,314
Subsea 7*	143,133	3,327
Synergy HealthÑ	177,118	2,609
Tullow Oil	140,361	2,449
Vodafone Group	2,484,101	6,492
Willis Group Holdings	88,900	3,479
		57,088
Total Common Stocks (Cost $246,513)		292,905

Preferred Stocks (0.0%)

Brazil (0.0%)
Refinaria de Petroleo IpirangaÑ*^^ (Cost $8)	19,056	12

Rights (0.0%)

Belgium (0.0%)
Anheuser-Busch InBev VVPR StripÑ* (Cost $0)	177,256	$0

Short-Term Investments (2.8%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $8,532)	8,531,650	8,532

Total Investments## (99.9%) (Cost $255,053)		301,449

Cash, receivables and other assets, less liabilities (0.1%)		258

Total Net Assets (100.0%)		$301,707

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Chemicals	$23,531	7.8%
Metals & Mining	21,167	7.0%
Media	17,598	5.8%
Wireless Telecommunication Services	16,697	5.5%
Commercial Banks	15,645	5.2%
Food & Staples Retailing	15,493	5.1%
Oil, Gas & Consumable Fuels	15,043	5.0%
Insurance	14,217	4.7%
Food Products	12,494	4.1%
Machinery	11,061	3.7%
Pharmaceuticals	10,856	3.6%
Health Care Equipment & Supplies	8,596	2.8%
Energy Equipment & Services	8,310	2.8%
Auto Components	7,625	2.5%
Trading Companies & Distributors	7,561	2.5%
Professional Services	7,522	2.5%
Health Care Providers & Services	6,999	2.3%
Software	6,439	2.1%
Communications Equipment	6,131	2.0%
Commercial Services & Supplies	5,650	1.9%
Hotels, Restaurants & Leisure	5,636	1.9%
Aerospace & Defense	4,878	1.6%
Real Estate Investment Trusts	4,477	1.5%
Diversified Telecommunication	3,813	1.3%
Diversified Financial Services	3,728	1.2%
Distributors	3,491	1.2%
Construction & Engineering	3,173	1.1%
Capital Markets	3,091	1.0%
Biotechnology	2,943	1.0%
Office Electronics	2,936	1.0%
Textiles, Apparel & Luxury Goods	2,754	0.9%
Diversified Telecommunication Services	2,611	0.9%
Semiconductors & Semiconductor Equipment	2,228	0.7%
Industrial Conglomerates	2,018	0.7%
Beverages	1,777	0.6%
Real Estate Management & Development	1,669	0.6%
Building Products	1,597	0.5%
Electronic Equipment, Instruments & Components	1,462	0.5%
Short-Term Investments and Other Assets—Net	8,790	2.9%
	$301,707	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Institutional Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry

1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.1%
2	Hyundai Mobis	Korea	Auto Components	2.0%
3	Nihon Kohden	Japan	Health Care Equipment & Supplies	1.9%
4	Jupiter Telecommunications	Japan	Media	1.9%
5	Sodexo	France	Hotels, Restaurants & Leisure	1.9%
6	Sulzer AG	Switzerland	Machinery	1.8%
7	Chemring Group	United Kingdom	Aerospace & Defense	1.6%
8	SGS SA	Switzerland	Professional Services	1.5%
9	Unilever NV	Netherlands	Food Products	1.5%
10	Roche Holding	Switzerland	Pharmaceuticals	1.5%

Number of Shares	Value† (000's)b

Common Stocks (95.9%)

Australia (2.3%)
CSL Ltd.	110,455	$3,320
Fortescue Metals Group	402,195	2,601
Imdex Ltd.	812,300	1,867
		7,788
Austria (0.6%)
Vienna Insurance Group Wiener Staedtische Versicherung	44,790	2,087

Belgium (2.2%)
Anheuser-Busch InBev	36,196	1,999
Colruyt SA	76,555	4,007
Telenet Group Holding*	39,871	1,617
		7,623
Brazil (1.3%)
HRT Participacoes em Petroleo*	2,800	1,845
Porto Seguro	37,100	457
TOTVS SA	118,900	2,136
		4,438
Canada (10.8%)
Cenovus Energy	51,100	1,847
Corus Entertainment, B Shares	181,018	3,763
Goldcorp, Inc.	92,000	4,791
MacDonald, Dettwiler	65,827	3,276
Neo Material Technologies*	343,600	3,147
New Gold*	345,700	4,695
Peyto Exploration & Development	163,400	3,684
Potash Corp. of Saskatchewan	82,404	4,751
Silver Wheaton	105,500	4,181
Vermilion Energy	58,482	2,734
		36,869
Chile (1.2%)
Sociedad Quimica y Minera de Chile ADR, B Shares	64,105	$4,121

China (2.8%)
Bank of China, H Shares	6,450,200	2,668
China Liansu Group Holdings	3,480,600	1,797
China Mobile ADR	60,970	3,120
China Vanke, B Shares	1,462,400	1,878
		9,463
Denmark (2.9%)
Novo Nordisk Class B	32,031	3,419
Sydbank AS	144,976	2,935
Trygvesta AS	61,242	3,426
		9,780
France (7.9%)
Alcatel-Lucent*	975,387	3,598
BNP Paribas	28,658	1,477
CFAO	95,605	3,927
Cie Generale des Etablissements Michelin Class B	23,414	1,715
CNP Assurances	149,109	2,637
Eutelsat Communications	94,234	4,196
LVMH Moet Hennessy Louis Vuitton	18,290	3,099
Sodexo	85,190	6,342
		26,991
Germany (6.2%)
Brenntag AG	45,180	4,653
Deutsche Boerse*	72,110	4,180
Deutsche Telekom	232,180	2,937
Fresenius Medical Care	72,587	4,939
Linde AG	29,380	4,499
		21,208
India (0.3%)
Bank of Baroda	74,730	$1,199

Ireland (0.7%)
DCC PLC	83,166	2,270

Japan (9.7%)
Brother Industries	252,500	3,304
Circle K Sunkus	165,600	2,771
Jupiter Telecommunications	5,857	6,525
KDDI Corp.	574	4,273
Kenedix Realty Investment	927	3,291
Makita Corp.	73,600	3,037
Nihon Kohden	257,500	6,675
Sundrug Co.	107,000	3,383
		33,259
Korea (3.8%)
Hyundai Mobis	21,730	6,864
Samsung Electronics	3,596	2,508
Shinhan Financial Group	83,370	3,509
		12,881
Netherlands (7.6%)
Akzo Nobel	52,390	2,667
Fugro NV	42,457	2,573
Imtech NV	123,975	3,602
Koninklijke Ahold	295,246	3,440
Nutreco Holding	73,099	4,977
Sligro Food GroupÑ	111,610	3,831
Unilever NV	149,088	5,047
		26,137
Norway (1.8%)
DnB NOR	270,474	3,265
Prosafe ASA	414,895	3,033
		6,298
South Africa (1.2%)
MTN Group	198,356	4,091

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Sweden (2.3%)
Elekta AB, B Shares	80,155	$3,002
Nordea Bank	174,420	1,609
Telefonaktiebolaget LM Ericsson, B Shares	297,975	3,362
		7,973
Switzerland (11.1%)
Bucher Industries	17,645	3,208
Credit Suisse Group*	121,806	3,486
Givaudan SA	4,551	4,399
Nestle SA	65,131	4,034
Novartis AG	65,291	3,807
Roche Holding	28,559	5,000
SGS SA	2,744	5,108
Sika AG	1,256	2,837
Sulzer AG	46,052	6,200
		38,079
Turkey (0.5%)
Sinpas Gayrimenkul Yatirim Ortakligi	1,933,230	1,759

United Kingdom (18.7%)
Amlin PLC	685,575	3,471
Avanti Communications Groupñ*	57,319	311
Avanti Communications Group*	124,874	677
BG Group	186,850	4,040
BHP Billiton	77,100	2,636
Bunzl PLC	296,813	3,855
Chemring Group	603,820	5,489
Diploma PLC	317,200	1,627
Experian PLC	293,381	3,350
Fidessa Group	68,365	1,799
Informa PLC	377,576	2,166
Jazztel PLCñ*	79,300	385
Jazztel PLC*	263,670	1,280
Mitie Group	1,041,033	3,753
Reed Elsevier	384,964	3,143
Rio Tinto ADR	48,500	2,966
RPS GroupÑ	802,323	2,604
Subsea 7*	160,114	3,722
Synergy HealthÑ	199,280	2,936
Tullow Oil	157,922	2,756
Vodafone Group	2,793,529	7,301
Willis Group Holdings	100,000	3,913
		64,180
Total Common Stocks (Cost $316,324)		328,494

Rights (0.0%)

Belgium (0.0%)
Anheuser-Busch InBev VVPR StripÑ* (Cost $0)	125,976	0

Short-Term Investments (3.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $12,608)	12,607,833	$12,608

Total Investments## (99.6%) (Cost $328,932)		341,102

Cash, receivables and other assets, less liabilities (0.4%)		1,495

Total Net Assets (100.0%)		$342,597

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Chemicals	$26,421	7.7%
Metals & Mining	23,737	6.9%
Media	19,793	5.8%
Wireless Telecommunication Services	18,785	5.5%
Food & Staples Retailing	17,432	5.1%
Oil, Gas & Consumable Fuels	16,906	4.9%
Commercial Banks	16,662	4.8%
Insurance	15,991	4.7%
Food Products	14,058	4.1%
Machinery	12,445	3.6%
Pharmaceuticals	12,226	3.6%
Health Care Equipment & Supplies	9,677	2.8%
Energy Equipment & Services	9,328	2.7%
Auto Components	8,579	2.5%
Trading Companies & Distributors	8,508	2.5%
Professional Services	8,458	2.5%
Health Care Providers & Services	7,875	2.3%
Software	7,211	2.1%
Communications Equipment	6,960	2.0%
Commercial Services & Supplies	6,357	1.9%
Hotels, Restaurants & Leisure	6,342	1.9%
Aerospace & Defense	5,489	1.6%
Real Estate Investment Trusts	5,050	1.5%
Diversified Telecommunication	4,270	1.2%
Diversified Financial Services	4,180	1.2%
Distributors	3,927	1.1%
Construction & Engineering	3,602	1.1%
Capital Markets	3,486	1.0%
Biotechnology	3,320	1.0%
Office Electronics	3,304	1.0%
Textiles, Apparel & Luxury Goods	3,099	0.9%
Diversified Telecommunication Services	2,937	0.9%
Semiconductors & Semiconductor Equipment	2,508	0.7%
Industrial Conglomerates	2,270	0.7%
Beverages	1,999	0.6%
Real Estate Management & Development	1,878	0.5%
Building Products	1,797	0.5%
Electronic Equipment, Instruments & Components	1,627	0.5%
Short-Term Investments and Other Assets—Net	14,103	4.1%

	$342,597	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Large Cap Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry

1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.8%
2	Hyundai Mobis	Korea	Auto Components	2.3%
3	Jupiter Telecommunications	Japan	Media	2.2%
4	SGS SA	Switzerland	Professional Services	2.2%
5	Sulzer AG	Switzerland	Machinery	2.0%
6	Roche Holding	Switzerland	Pharmaceuticals	2.0%
7	Sodexo	France	Hotels, Restaurants & Leisure	1.9%
8	Schneider Electric	France	Electrical Equipment	1.8%
9	Givaudan SA	Switzerland	Chemicals	1.8%
10	Unilever NV	Netherlands	Food Products	1.8%

Number of Shares	Value† (000's)b

Common Stocks (96.5%)

Australia (1.7%)
CSL Ltd.	60,735	$1,826
Fortescue Metals Group	212,660	1,375
		3,201
Austria (0.9%)
Vienna Insurance Group Wiener Staedtische Versicherung	35,115	1,636

Belgium (2.9%)
Anheuser-Busch InBev	30,017	1,658
Colruyt SA	52,365	2,741
Telenet Group Holding*	26,218	1,063
		5,462
Brazil (0.9%)
HRT Participacoes em Petroleo*	2,100	1,384
Porto Seguro	20,700	255
		1,639
Canada (9.5%)
Cenovus Energy	58,840	2,127
Goldcorp, Inc.	50,600	2,635
New Gold*	190,500	2,587
Peyto Exploration & Development	90,600	2,043
Potash Corp. of Saskatchewan	54,663	3,152
Precision Drilling*	76,400	1,066
Silver Wheaton	58,600	2,322
Vermilion Energy	40,418	1,889
		17,821
Chile (1.2%)
Sociedad Quimica y Minera de Chile ADR, B Shares	35,545	2,285

China (2.5%)
Bank of China, H Shares	3,667,700	$1,517
China Mobile ADR	42,615	2,181
China Vanke, B Shares	683,400	878
		4,576
Denmark (3.6%)
Jyske Bank*	56,385	1,729
Novo Nordisk Class B	24,531	2,618
Trygvesta AS	43,425	2,429
		6,776
France (9.4%)
Alcatel-Lucent*	669,005	2,468
BNP Paribas	15,691	808
Cie Generale des Etablissements Michelin Class B	12,997	952
CNP Assurances	99,056	1,752
Eutelsat Communications	66,325	2,954
LVMH Moet Hennessy Louis Vuitton	10,210	1,730
Schneider Electric	25,876	3,461
Sodexo	48,100	3,580
		17,705
Germany (8.1%)
Brenntag AG	25,505	2,627
Deutsche Boerse*	46,687	2,706
Deutsche Telekom	162,490	2,055
Fresenius Medical Care	48,485	3,299
Linde AG	17,050	2,611
SAP AG ADR	35,085	1,913
		15,211
India (0.6%)
Bank of Baroda	65,090	1,044

Japan (5.8%)
Brother Industries	108,300	1,417
Jupiter Telecommunications	3,751	4,179
KDDI Corp.	402	$2,993
Makita Corp.	55,500	2,290
		10,879
Korea (4.4%)
Hyundai Mobis	13,856	4,377
Samsung Electronics	2,714	1,893
Shinhan Financial Group	46,175	1,943
		8,213
Malaysia (0.8%)
Axiata Group Berhad	972,300	1,538

Netherlands (6.3%)
Akzo Nobel	45,485	2,316
Fugro NV	29,668	1,798
Imtech NV	68,015	1,976
Koninklijke Ahold	204,845	2,386
Unilever NV	100,370	3,398
		11,874
Norway (1.0%)
DnB NOR	150,113	1,812

South Africa (1.5%)
MTN Group	140,586	2,899

Sweden (3.0%)
Elekta AB, B Shares	52,765	1,976
Nordea Bank	143,600	1,325
Telefonaktiebolaget LM Ericsson, B Shares	204,225	2,304
		5,605
Switzerland (13.6%)
Credit Suisse Group*	83,292	2,383
Givaudan SA	3,576	3,457
Nestle SA	45,638	2,827
Novartis AG	46,981	2,739
Roche Holding	21,081	3,691
SGS SA	2,172	4,043
Sika AG	1,151	2,600
Sulzer AG	28,281	3,808
		25,548

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

United Kingdom (18.8%)
Amlin PLC	453,791	$2,298
BG Group	124,955	2,702
BHP Billiton	42,100	1,439
Bunzl PLC	206,432	2,681
Experian PLC	239,549	2,736
Informa PLC	356,676	2,046
Reed Elsevier	278,699	2,276
Rio Tinto ADR	35,500	2,171
Sage Group	457,615	1,873
Subsea 7*	110,105	2,559
Tesco PLC	402,197	2,472
Tullow Oil	117,066	2,043
Vodafone Group	1,998,614	5,223
Willis Group Holdings	69,700	2,727
		35,246
Total Common Stocks (Cost $165,405)		180,970

Rights (0.0%)

Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip* (Cost $0)	63,890	0

Short-Term Investments (2.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $5,466)	5,465,872	5,466

Total Investments## (99.4%) (Cost $170,871)		186,436

Cash, receivables and other assets, less liabilities (0.6%)		1,039

Total Net Assets (100.0%)		$187,475

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Chemicals	$16,421	8.7%
Wireless Telecommunication Services	14,834	7.9%
Metals & Mining	12,529	6.7%
Oil, Gas & Consumable Fuels	12,188	6.5%
Media	11,455	6.1%
Insurance	11,097	5.9%
Commercial Banks	10,178	5.4%
Pharmaceuticals	9,048	4.8%
Food & Staples Retailing	7,599	4.1%
Professional Services	6,779	3.6%
Food Products	6,225	3.3%
Machinery	6,098	3.3%
Energy Equipment & Services	5,423	2.9%
Auto Components	5,329	2.8%
Trading Companies & Distributors	5,308	2.8%
Communications Equipment	4,772	2.5%
Software	3,786	2.0%
Hotels, Restaurants & Leisure	3,580	1.9%
Electrical Equipment	3,461	1.8%
Health Care Providers & Services	3,299	1.8%
Diversified Financial Services	2,706	1.4%
Capital Markets	2,383	1.3%
Diversified Telecommunication Services	2,055	1.1%
Construction & Engineering	1,976	1.1%
Health Care Equipment & Supplies	1,976	1.1%
Semiconductors & Semiconductor Equipment	1,893	1.0%
Biotechnology	1,826	1.0%
Textiles, Apparel & Luxury Goods	1,730	0.9%
Beverages	1,658	0.9%
Office Electronics	1,417	0.8%
Diversified Telecommunication	1,063	0.6%
Real Estate Management & Development	878	0.5%
Short-Term Investments and Other Assets—Net	6,505	3.5%
	$187,475	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund

TOP TEN EQUITY HOLDINGS

1	Crown Holdings	2.4%
2	Verint Systems	2.1%
3	CoreLogic, Inc.	2.1%
4	Avery Dennison	2.0%
5	DST Systems	2.0%
6	Advance Auto Parts	2.0%
7	Constellation Brands	2.0%
8	Pall Corp.	1.9%
9	Lender Processing Services	1.8%
10	Ryder System	1.7%

Number of Shares	Value† (000's)b

Common Stocks (95.0%)

Aerospace & Defense (6.1%)
Aerovironment Inc.*	56,500	$1,619
Ceradyne, Inc.*	48,055	1,507
Spirit Aerosystems Holdings Class A*	39,700	666
Teledyne Technologies*	38,552	2,105
Textron Inc.	112,539	1,899
		7,796
Beverages (2.0%)
Constellation Brands*	129,036	2,551

Chemicals (2.2%)
Chemtura Corp.*	123,400	1,634
Cytec Industries	27,400	1,244
		2,878
Commercial Banks (6.1%)
Comerica Inc.	61,974	1,586
Huntington Bancshares	306,500	1,542
TCF Financial	147,600	1,541
Texas Capital Bancshares*	64,100	1,645
Umpqua Holdings	160,600	1,569
		7,883
Commercial Services & Supplies (3.5%)
Avery Dennison	90,036	2,621
Covanta Holding	117,700	1,933
		4,554
Communications Equipment (9.8%)
Arris Group*	193,969	2,118
Brocade Communications*	473,059	1,831
Ciena Corp.*	98,683	1,208
Comverse Technology*	106,858	737
Infinera Corp.*	224,000	1,683
Powerwave Technologies*	746,500	1,314
SeaChange International*	145,226	1,142
Sierra Wireless*	110,774	809
Tekelec*	240,032	1,728
		12,570
Construction & Engineering (1.6%)
KBR, Inc.	69,300	$2,082

Containers & Packaging (4.0%)
Crown Holdings*	86,600	3,071
Sealed Air	115,458	2,127
		5,198
Electrical Equipment (1.4%)
Hubbell Inc., Class B	30,203	1,786

Electronic Equipment, Instruments & Components (3.2%)
CTS Corp.	114,855	1,102
Itron, Inc.*	38,620	1,538
LeCroy Corp.*	69,700	631
Mercury Computer Systems*	65,560	912
		4,183
Energy Equipment & Services (5.4%)
Dresser-Rand Group*	46,120	1,958
Global Industries*	307,403	1,355
ION Geophysical*	206,517	1,460
TETRA Technologies*	209,643	2,149
		6,922
Health Care Equipment & Supplies (0.6%)
Symmetry Medical*	87,700	731

Health Care Providers & Services (0.9%)
Chemed Corp.	20,425	1,186

Hotels, Restaurants & Leisure (2.8%)
Scientific Games*	231,814	2,045
Wendy's Co.	308,900	1,504
		3,549
Independent Power Producers & Energy Traders (2.4%)
GenOn Energy*	507,100	1,541
Ormat Technologies	87,956	1,492
		3,033
Internet Software & Services (2.0%)
Digital River*	72,563	1,460
Keynote Systems	44,496	1,069
		2,529
IT Services (7.9%)
Acxiom Corp.*	146,600	$1,608
Convergys Corp.*	94,800	1,010
CoreLogic, Inc.*	234,211	2,675
DST Systems	55,719	2,614
Lender Processing Services	129,000	2,275
		10,182
Life Science Tools & Services (3.4%)
Affymetrix, Inc.*	212,700	1,191
Cambrex Corp.*	304,438	1,513
Charles River Laboratories International*	52,471	1,738
		4,442
Machinery (6.3%)
ESCO Technologies	55,185	1,704
Manitowoc Co.	111,500	1,239
Navistar International*	47,085	1,949
Pall Corp.	48,490	2,479
Twin Disc	18,700	726
		8,097
Marine (1.3%)
Danaos Corp.*	261,571	1,017
Seaspan Corp.	51,550	713
		1,730
Professional Services (1.3%)
FTI Consulting*	45,500	1,655

Road & Rail (1.7%)
Ryder System	45,704	2,152

Semiconductors & Semiconductor Equipment (5.7%)
Alliance Semiconductor	86,370	25
FormFactor Inc.*	78,400	619
Ikanos Communications*	189,066	200
Intersil Corp.	143,713	1,614
MEMC Electronic Materials*	222,959	1,556
Spansion, Inc. Class A*	45,000	675
Standard Microsystems*	59,300	1,247
Ultratech, Inc.*	71,494	1,460
		7,396

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Software (4.5%)
Accelrys Inc.*	173,163	$1,126
Cadence Design Systems*	207,707	1,919
Verint Systems*	94,405	2,698
		5,743
Specialty Retail (6.9%)
Advance Auto Parts	42,996	2,611
Chico's FAS	100,000	1,392
OfficeMax Inc.*	272,265	1,707
PEP Boys-Manny, Moe & Jack	82,701	817
RadioShack Corp.	144,500	1,880
Talbots, Inc.*	160,200	471
		8,878
Textiles, Apparel & Luxury Goods (0.8%)
Carter's, Inc.*	35,000	1,082

Thrifts & Mortgage Finance (1.2%)
First Niagara Financial Group	146,300	1,575

Total Common Stocks (Cost $128,646)		122,363

Rights (0.0%)

Biotechnology (0.0%)
Pharmacopeia Drug Discovery CVR*^^ (Cost $0)	136,250	0

Short-Term Investments (4.0%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $5,170)	5,170,346	5,170

Total Investments## (99.0%) (Cost $133,816)		127,533

Cash, receivables and other assets, less liabilities (1.0%)		1,315

Total Net Assets (100.0%)		$128,848

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund

TOP TEN EQUITY HOLDINGS

1	Apple Inc.	7.9%
2	Coca-Cola	3.8%
3	Google Inc. Class A	3.6%
4	Amazon.com	3.0%
5	Oracle Corp.	2.9%
6	Procter & Gamble	2.9%
7	Johnson & Johnson	2.6%
8	Microsoft Corp.	2.5%
9	Precision Castparts	2.3%
10	Las Vegas Sands	2.1%

Number of Shares	Value† (000's)b

Common Stocks (96.3%)

Aerospace & Defense (5.6%)
Boeing Co.	147,030	$9,830
Precision Castparts	91,485	14,990
Raytheon Co.	138,416	5,984
United Technologies	81,980	6,087
		36,891
Auto Components (0.5%)
BorgWarner, Inc.*	49,505	3,534

Beverages (5.5%)
Coca-Cola	358,515	25,257
PepsiCo, Inc.	169,604	10,928
		36,185
Biotechnology (0.5%)
Gilead Sciences*	83,663	3,337

Chemicals (2.7%)
Monsanto Co.	172,970	11,923
Sigma-Aldrich	94,455	6,082
		18,005
Commercial Banks (0.8%)
Comerica Inc.	201,584	5,159

Commercial Services & Supplies (1.6%)
Republic Services	235,940	7,163
Stericycle, Inc.*	39,703	3,482
		10,645
Communications Equipment (1.8%)
Juniper Networks*	254,554	5,328
QUALCOMM Inc.	126,337	6,501
		11,829
Computers & Peripherals (9.0%)
Apple Inc.*	134,950	51,933
EMC Corp.*	330,297	7,461
		59,394
Diversified Financial Services (0.9%)
CME Group	21,089	5,633

Electric Utilities (1.0%)
American Electric Power	177,723	6,865

Energy Equipment & Services (3.9%)
Baker Hughes	91,089	5,566
National Oilwell Varco	133,663	8,838
Schlumberger Ltd.	140,000	10,937
		25,341
Food & Staples Retailing (3.0%)
Kroger Co.	419,109	$9,874
Wal-Mart Stores	189,010	10,057
		19,931
Food Products (2.8%)
Mead Johnson Nutrition	151,485	10,793
Tyson Foods Class A	453,960	7,931
		18,724
Health Care Equipment & Supplies (1.1%)
Covidien PLC	143,663	7,496

Health Care Providers & Services (3.1%)
Express Scripts*	157,426	7,390
UnitedHealth Group	277,129	13,169
		20,559
Hotels, Restaurants & Leisure (8.6%)
Las Vegas Sands*	292,574	13,625
McDonald's Corp.	127,525	11,536
Starbucks Corp.	261,188	10,087
Starwood Hotels & Resorts Worldwide	241,584	10,765
Yum! Brands	195,049	10,605
		56,618
Household Products (2.9%)
Procter & Gamble	296,435	18,877

Industrial Conglomerates (2.7%)
3M Co.	68,614	5,694
Danaher Corp.	127,426	5,837
Tyco International	152,475	6,340
		17,871
Industrial Gases (0.2%)
Praxair, Inc.	13,800	1,359

Internet & Catalog Retail (4.7%)
Amazon.com*	90,297	19,440
Netflix Inc.*	48,911	11,495
		30,935
Internet Software & Services (4.5%)
Google Inc. Class A*	44,356	23,995
SINA Corp.*	51,287	5,509
		29,504
Life Science Tools & Services (3.8%)
Illumina, Inc.*	261,089	$13,603
Waters Corp.*	145,941	11,656
		25,259
Media (1.0%)
Time Warner	199,703	6,323

Metals & Mining (2.8%)
Allegheny Technologies	138,515	6,942
Freeport-McMoRan Copper & Gold	239,109	11,272
		18,214
Multiline Retail (0.5%)
Kohl's Corp.	66,436	3,079

Oil, Gas & Consumable Fuels (4.4%)
BG Group PLC ADR	57,129	6,218
Canadian Natural Resources	227,129	8,556
EOG Resources	91,683	8,489
Range Resources	87,624	5,674
		28,937
Personal Products (1.2%)
Estee Lauder	79,703	7,784

Pharmaceuticals (4.0%)
Allergan, Inc.	105,544	8,635
Johnson & Johnson	264,455	17,401
		26,036
Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp.	441,782	8,893

Software (7.1%)
Citrix Systems*	182,079	11,003
Microsoft Corp.	631,386	16,795
Oracle Corp.	683,960	19,199
		46,997
Textiles, Apparel & Luxury Goods (2.7%)
Coach, Inc.	121,485	6,830
V.F. Corp.	91,188	10,674
		17,504
Total Common Stocks (Cost $595,625)		633,718

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Short-Term Investments (4.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $26,337)	26,337,211	$26,337

Total Investments## (100.3%) (Cost $621,962)		660,055

Liabilities, less cash, receivables and other assets [(0.3%)]		(1,669)

Total Net Assets (100.0%)		$658,386

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund

TOP TEN EQUITY HOLDINGS

1	J.P. Morgan Chase	3.4%
2	Pfizer Inc.	3.0%
3	Goldman Sachs Group	2.9%
4	General Electric	2.8%
5	Wells Fargo	2.7%
6	AT&T Inc.	2.6%
7	Johnson & Johnson	2.5%
8	Chevron Corp.	2.4%
9	Exxon Mobil	2.3%
10	Kroger Co.	2.0%

Number of Shares	Value† (000's)b

Common Stocks (91.5%)

Aerospace & Defense (1.6%)
Boeing Co.	352	$23
Lockheed Martin	323	24
		47
Airlines (1.0%)
Delta Air Lines*	3,927	29

Beverages (0.7%)
Dr. Pepper Snapple Group	567	22

Biotechnology (1.3%)
Amgen Inc.	700	39

Capital Markets (5.5%)
BlackRock, Inc.	111	18
Goldman Sachs Group	768	89
Morgan Stanley	1,832	32
State Street	778	28
		167
Chemicals (2.6%)
CF Industries Holdings	92	17
Monsanto Co.	518	36
Potash Corp. of Saskatchewan	455	26
		79
Commercial Banks (5.6%)
KeyCorp	1,825	12
PNC Financial Services Group	314	16
U.S. Bancorp	1,855	43
Wells Fargo	3,106	81
Zions Bancorp	1,071	19
		171
Computers & Peripherals (1.7%)
Dell Inc.*	3,500	52

Consumer Finance (0.8%)
American Express	467	23

Diversified Financial Services (6.6%)
Bank of America	4,709	38
Citigroup Inc.	1,893	59
J.P. Morgan Chase	2,764	104
		201
Diversified Telecommunication Services (4.6%)
AT&T Inc.	2,807	$80
Verizon Communications	1,658	60
		140
Electric Utilities (5.2%)
Duke Energy	1,353	25
Exelon Corp.	687	30
NextEra Energy	931	53
Southern Co.	1,215	50
		158
Energy Equipment & Services (0.4%)
National Oilwell Varco	175	11

Food & Staples Retailing (3.9%)
Kroger Co.	2,568	61
Wal-Mart Stores	1,075	57
		118
Health Care Equipment & Supplies (0.9%)
Zimmer Holdings*	492	28

Health Care Providers & Services (0.8%)
Aetna Inc.	578	23

Hotels, Restaurants & Leisure (3.1%)
Carnival Corp.	1,119	37
Darden Restaurants	594	28
Las Vegas Sands*	597	28
		93
Household Products (3.9%)
Colgate-Palmolive	275	25
Kimberly-Clark	518	36
Procter & Gamble	900	57
		118
Industrial Conglomerates (4.8%)
3M Co.	696	58
General Electric	5,291	86
		144
Insurance (3.9%)
Berkshire Hathaway Class B*	380	28
MetLife, Inc.	1,007	34
Prudential Financial	308	15
Reinsurance Group of America	505	27
Travelers Cos.	301	15
		119
IT Services (0.6%)
IBM	97	$17

Machinery (1.0%)
Ingersoll-Rand PLC	933	31

Media (1.7%)
Comcast Corp. Class A Special	700	15
Time Warner	1,131	36
		51
Metals & Mining (2.2%)
Freeport-McMoRan Copper & Gold	719	34
Newmont Mining	524	33
		67
Multi-Utilities (2.0%)
Public Service Enterprise Group	969	33
Sempra Energy	507	27
		60
Multiline Retail (1.1%)
Kohl's Corp.	749	35

Oil, Gas & Consumable Fuels (9.5%)
Apache Corp.	293	30
Cabot Oil & Gas	297	23
Chevron Corp.	742	73
CONSOL Energy	339	15
Exxon Mobil	926	69
Occidental Petroleum	287	25
Range Resources	831	54
		289
Pharmaceuticals (7.1%)
Bristol-Myers Squibb	700	21
Eli Lilly	653	25
Johnson & Johnson	1,175	77
Pfizer Inc.	4,856	92
		215
Road & Rail (1.0%)
Norfolk Southern	435	29

Semiconductors & Semiconductor Equipment (1.3%)
Intel Corp.	1,884	38

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Software (4.1%)
Activision Blizzard	2,600	$31
Microsoft Corp.	1,698	45
Symantec Corp.*	2,794	48
		124
Tobacco (0.5%)
Philip Morris International	230	16

Wireless Telecommunication Services (0.5%)
American Tower Class A*	272	15

Total Common Stocks (Cost $2,732)		2,769

Short-Term Investments (5.8%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $174)	174,078	174

Total Investments## (97.3%) (Cost $2,906)		2,943

Cash, receivables and other assets, less liabilities (2.7%)		83

Total Net Assets (100.0%)		$3,026

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	CARBO Ceramics	2.1%
2	Stericycle, Inc.	2.0%
3	Alexion Pharmaceuticals	1.9%
4	Dollar Tree	1.7%
5	Cerner Corp.	1.6%
6	Fastenal Co.	1.6%
7	Concho Resources	1.5%
8	Core Laboratories	1.4%
9	Rovi Corp.	1.4%
10	SBA Communications Class A	1.4%

Number of Shares	Value† (000's)b

Common Stocks (96.3%)

Aerospace & Defense (2.8%)
BE Aerospace*	109,200	$3,803
HEICO Corp.	78,000	4,253
Precision Castparts	37,400	6,128
		14,184
Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide	73,500	5,182

Auto Components (1.9%)
BorgWarner, Inc.*	66,900	4,776
Gentex Corp.	200,000	5,189
		9,965
Biotechnology (1.9%)
Alexion Pharmaceuticals*	170,000	9,851

Capital Markets (0.9%)
Affiliated Managers Group*	55,700	4,855

Chemicals (1.8%)
Airgas, Inc.	98,000	6,358
Sigma-Aldrich	41,900	2,698
		9,056
Commercial Services & Supplies (2.0%)
Stericycle, Inc.*	116,800	10,244

Communications Equipment (1.0%)
Acme Packet*	57,900	2,726
F5 Networks*	30,000	2,449
		5,175
Computers & Peripherals (0.6%)
NetApp, Inc.*	87,400	3,288

Diversified Financial Services (2.1%)
IntercontinentalExchange Inc.*	46,800	5,520
MSCI Inc. Class A*	144,900	5,009
		10,529
Electrical Equipment (4.5%)
AMETEK, Inc.	147,500	5,764
Polypore International*	85,000	5,242
Roper Industries	71,300	5,486
Sensata Technologies Holding*	199,000	6,456
		22,948
Electronic Equipment, Instruments & Components (3.6%)
Amphenol Corp. Class A	75,600	$3,552
National Instruments	191,700	4,875
Trimble Navigation*	173,900	6,458
Universal Display*	71,300	3,499
		18,384
Energy Equipment & Services (5.7%)
CARBO Ceramics	66,900	10,714
Complete Production Services*	160,500	4,664
Core Laboratories	66,500	7,420
Oil States International*	97,500	6,443
		29,241
Food & Staples Retailing (0.8%)
Whole Foods Market	60,200	3,975

Food Products (1.4%)
Mead Johnson Nutrition	99,000	7,054

Health Care Equipment & Supplies (4.1%)
Edwards Lifesciences*	75,800	5,719
Intuitive Surgical*	11,600	4,424
Masimo Corp.	100,000	2,467
NxStage Medical*	200,000	3,678
Volcano Corp.*	160,500	4,807
		21,095
Health Care Providers & Services (2.4%)
Catalyst Health Solutions*	102,500	5,506
HMS Holdings*	252,900	6,634
		12,140
Health Care Technology (2.4%)
Cerner Corp.*	122,200	8,060
Quality Systems	44,600	4,104
		12,164
Hotels, Restaurants & Leisure (2.0%)
Arcos Dorados Holdings Class A	135,000	3,722
Chipotle Mexican Grill*	12,500	3,917
Starwood Hotels & Resorts Worldwide	57,500	$2,562
		10,201
Household Products (1.0%)
Church & Dwight	122,100	5,316

Industrial Conglomerates (1.0%)
Danaher Corp.	115,900	5,309

Internet Software & Services (0.9%)
Rackspace Hosting*	132,500	4,844

IT Services (2.5%)
Cognizant Technology Solutions Class A*	93,000	5,901
VeriFone Systems*	200,000	7,044
		12,945
Life Science Tools & Services (1.3%)
Illumina, Inc.*	50,000	2,605
Waters Corp.*	49,000	3,914
		6,519
Machinery (2.8%)
Cummins Inc.	47,500	4,414
Donaldson Co.	93,600	5,520
Pall Corp.	81,600	4,172
		14,106
Media (2.5%)
Discovery Communications Class A*	102,100	4,317
Focus Media Holding ADR*	135,000	4,233
Scripps Networks Interactive Class A	93,600	4,011
		12,561
Metals & Mining (0.5%)
Cliffs Natural Resources	29,000	2,403

Multiline Retail (2.8%)
Dollar Tree*	124,800	8,913
Nordstrom, Inc.	115,900	5,269
		14,182
Oil, Gas & Consumable Fuels (3.9%)
Cabot Oil & Gas	78,000	5,917
Concho Resources*	89,200	7,756
Denbury Resources*	205,100	3,272

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

SM Energy	42,500	$3,251
		20,196
Pharmaceuticals (3.8%)
Medicis Pharmaceutical Class A	89,200	3,470
Perrigo Co.	71,300	6,755
Salix Pharmaceuticals*	89,200	2,716
Watson Pharmaceuticals*	100,300	6,732
		19,673
Professional Services (1.0%)
Verisk Analytics Class A*	151,600	5,282

Real Estate Management & Development (0.9%)
Jones Lang LaSalle	71,300	4,771

Road & Rail (1.0%)
J.B. Hunt Transport Services	129,300	5,196

Semiconductors & Semiconductor Equipment (3.2%)
Avago Technologies	217,000	7,185
Cavium Inc.*	125,000	4,024
Microchip Technology	151,100	4,959
		16,168
Software (11.1%)
ANSYS, Inc.*	117,200	6,326
Ariba, Inc.*	89,200	2,420
BMC Software*	80,000	3,249
Check Point Software Technologies*	93,500	5,090
Citrix Systems*	80,200	4,847
Informatica Corp.*	169,400	7,078
MICROS Systems*	92,700	4,418
QLIK Technologies*	165,000	4,188
Red Hat*	58,000	2,293
Rovi Corp.*	151,600	7,412
Salesforce.com, Inc.*	35,700	4,596
Solera Holdings	80,500	4,721
		56,638
Specialty Retail (5.4%)
Bed Bath & Beyond*	106,100	6,033
Dick's Sporting Goods*	138,200	4,855
O'Reilly Automotive*	89,200	5,787
Ross Stores	93,600	7,163
Tractor Supply	65,000	3,989
		27,827
Textiles, Apparel & Luxury Goods (1.9%)
Coach, Inc.	90,000	$5,060
PVH Corp.	73,600	4,906
		9,966
Trading Companies & Distributors (2.4%)
Fastenal Co.	240,700	8,059
MSC Industrial Direct Class A	71,300	4,397
		12,456
Wireless Telecommunication Services (3.5%)
American Tower Class A*	84,800	4,567
NII Holdings	151,600	5,841
SBA Communications Class A*	193,000	7,294
		17,702
Total Common Stocks (Cost $349,890)		493,591

Short-Term Investments (1.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $6,583)	6,582,896	6,583

Total Investments## (97.6%) (Cost $356,473)		500,174

Cash, receivables and other assets, less liabilities (2.4%)		12,481

Total Net Assets (100.0%)		$512,655

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund

TOP TEN EQUITY HOLDINGS

1	Boeing Co.	3.6%
2	Xerox Corp.	3.5%
3	3M Co.	3.4%
4	Thermo Fisher Scientific	3.4%
5	ConAgra Foods	3.4%
6	Activision Blizzard	3.4%
7	Pfizer Inc.	3.4%
8	Carter's, Inc.	3.4%
9	Mattel Inc.	3.4%
10	J.P. Morgan Chase	3.3%

Number of Shares	Value† (000's)b

Common Stocks (96.9%)

Aerospace & Defense (3.6%)
Boeing Co.	49,000	$3,276

Beverages (1.5%)
PepsiCo, Inc.	22,000	1,417

Capital Markets (3.0%)
Goldman Sachs Group	24,000	2,789

Chemicals (2.1%)
Ecolab Inc.	35,000	1,876

Commercial Services & Supplies (2.9%)
Covanta Holding	159,000	2,611

Communications Equipment (1.3%)
MRV Communications*	900,000	1,179

Containers & Packaging (2.4%)
Sealed Air	119,500	2,201

Diversified Financial Services (3.3%)
J.P. Morgan Chase	80,000	3,005

Electrical Equipment (4.6%)
ABB Ltd. ADR*	126,000	2,680
Rockwell Automation	24,200	1,552
		4,232
Energy Equipment & Services (5.0%)
McDermott International*	165,000	2,374
Schlumberger Ltd.	28,000	2,188
		4,562
Food Products (5.7%)
ConAgra Foods	128,000	3,126
Kraft Foods	60,000	2,101
		5,227
Gas Utilities (2.4%)
National Fuel Gas	36,000	2,209

Health Care Providers & Services (5.5%)
HCA Holdings*	128,000	2,564
Henry Schein*	38,000	2,504
		5,068
Hotels, Restaurants & Leisure (6.9%)
Darden Restaurants	56,000	$2,694
Great Wolf Resorts*	500,000	1,420
McDonald's Corp.	24,000	2,171
		6,285
Industrial Conglomerates (3.4%)
3M Co.	38,000	3,153

Internet Software & Services (2.2%)
eBay Inc.*	64,000	1,976

Leisure Equipment & Products (3.4%)
Mattel Inc.	115,000	3,090

Life Science Tools & Services (3.4%)
Thermo Fisher Scientific*	57,000	3,131

Media (6.1%)
News Corp. Class A	170,000	2,936
Omnicom Group	65,000	2,636
		5,572
Office Electronics (3.5%)
Xerox Corp.	385,000	3,195

Oil, Gas & Consumable Fuels (6.1%)
Cenovus Energy	73,000	2,634
Range Resources	45,000	2,914
		5,548
Pharmaceuticals (3.4%)
Pfizer Inc.	164,000	3,113

Professional Services (2.6%)
Nielsen Holdings*	80,000	2,373

Software (6.2%)
Activision Blizzard	264,000	3,126
Microsoft Corp.	96,000	2,553
		5,679
Specialty Retail (3.0%)
Bed Bath & Beyond*	48,000	2,729

Textiles, Apparel & Luxury Goods (3.4%)
Carter's, Inc.*	100,000	3,093

Total Common Stocks (Cost $86,981)		88,589

Short-Term Investments (3.4%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,110)	3,109,532	$3,110

Total Investments## (100.3%) (Cost $90,091)		91,699

Liabilities, less cash, receivables and other assets [(0.3%)]		(234)

Total Net Assets (100.0%)		$91,465

See Notes to Schedule of Investments

Schedule of Investments Partners Fund

TOP TEN EQUITY HOLDINGS

1	Shire PLC ADR	2.7%
2	Wells Fargo	2.6%
3	Moody's Corp.	2.5%
4	J.P. Morgan Chase	2.4%
5	Berkshire Hathaway Class B	2.4%
6	Boeing Co.	2.3%
7	Covidien PLC	1.9%
8	National Oilwell Varco	1.8%
9	Bank of America	1.8%
10	Cenovus Energy	1.8%

Number of Shares	Value† (000's)b

Common Stocks (97.4%)

Aerospace & Defense (3.3%)
Boeing Co.	712,000	$47,604
Textron Inc.	1,288,500	21,737
		69,341
Air Freight & Logistics (1.0%)
FedEx Corp.	268,311	21,121

Auto Components (1.7%)
Lear Corp.	746,530	35,669

Automobiles (0.4%)
General Motors*	387,330	9,308

Beverages (1.3%)
Coca-Cola	403,400	28,419

Biotechnology (0.9%)
Amgen Inc.	349,600	19,370

Building Products (1.7%)
Owens Corning*	1,211,630	35,210

Capital Markets (4.0%)
Goldman Sachs Group	251,100	29,183
Invesco Ltd.	1,784,600	32,658
State Street	653,400	23,209
		85,050
Commercial Banks (4.9%)
Fifth Third Bancorp	2,591,100	27,518
SunTrust Banks	1,079,900	21,490
Wells Fargo	2,067,100	53,951
		102,959
Computers & Peripherals (1.2%)
Hewlett-Packard	968,920	25,221

Construction & Engineering (0.7%)
Chicago Bridge & Iron	415,293	14,847

Consumer Finance (2.3%)
American Express	743,600	36,964
Capital One Financial	257,200	11,844
		48,808
Diversified Financial Services (7.9%)
Bank of America	4,586,900	37,475
Citigroup Inc.	849,323	26,372
J.P. Morgan Chase	1,361,800	$51,149
Moody's Corp.	1,692,374	52,176
		167,172
Diversified Telecommunication Services (2.6%)
Koninklijke KPN NV ADR	1,448,400	20,451
Telefonica SA ADR	1,689,770	35,232
		55,683
Electric Utilities (0.7%)
NV Energy	1,005,574	15,003

Electrical Equipment (1.5%)
ABB Ltd. ADR*	1,443,600	30,705

Electronic Equipment, Instruments & Components (1.4%)
Avnet, Inc.*	1,125,457	29,532

Energy Equipment & Services (5.2%)
Halliburton Co.	774,509	34,365
McDermott International*	1,088,890	15,669
National Oilwell Varco	568,448	37,586
Weatherford International*	1,258,800	21,563
		109,183
Food & Staples Retailing (1.3%)
CVS Caremark	746,000	26,789

Health Care Equipment & Supplies (3.6%)
Covidien PLC	756,700	39,485
Zimmer Holdings*	637,500	36,267
		75,752
Health Care Providers & Services (4.9%)
Aetna Inc.	806,300	32,276
Medco Health Solutions*	683,800	37,021
WellPoint Inc.	552,200	34,954
		104,251
Household Durables (1.7%)
NVR, Inc.*	32,776	20,862
Whirlpool Corp.	228,341	14,315
		35,177
Household Products (1.2%)
Energizer Holdings*	329,800	$24,893

Insurance (3.5%)
Berkshire Hathaway Class B*	697,500	50,918
MetLife, Inc.	656,442	22,056
		72,974
IT Services (2.9%)
Lender Processing Services	1,771,807	31,255
Visa Inc. Class A	328,800	28,895
		60,150
Machinery (3.4%)
Deere & Co.	270,100	21,830
Eaton Corp.	464,500	19,950
Joy Global	182,675	15,244
Terex Corp.*	894,477	14,428
		71,452
Media (2.3%)
Cablevision Systems Class A	820,800	14,824
McGraw-Hill Cos.	784,500	33,035
		47,859
Metals & Mining (3.7%)
Cliffs Natural Resources	247,500	20,506
Freeport-McMoRan Copper & Gold	291,300	13,732
Teck Resources Class B	449,200	19,913
Walter Energy	50,000	4,087
Xstrata PLC	1,184,000	20,738
		78,976
Multi-Utilities (2.7%)
CenterPoint Energy	1,269,691	25,406
National Grid ADR	288,231	14,619
PG&E Corp.	396,000	16,771
		56,796
Multiline Retail (2.4%)
J.C. Penney	843,547	22,464
Macy's, Inc.	1,114,900	28,931
		51,395

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Oil, Gas & Consumable Fuels (10.3%)
Anadarko Petroleum	296,800	$21,889
Apache Corp.	271,354	27,968
Canadian Natural Resources	923,285	34,780
Cenovus Energy	1,036,757	37,406
El Paso Corp.	997,966	19,101
EOG Resources	400,200	37,055
Occidental Petroleum	280,200	24,305
Southwestern Energy*	368,205	13,973
		216,477
Personal Products (1.2%)
Avon Products	1,076,947	24,296

Pharmaceuticals (3.7%)
Pfizer Inc.	1,044,025	19,815
Shire PLC ADR	593,498	57,629
		77,444
Semiconductors & Semiconductor Equipment (2.1%)
Intel Corp.	794,300	15,989
Lam Research*	245,900	9,138
NXP Semiconductors*	1,147,457	18,692
		43,819
Software (1.5%)
Check Point Software Technologies*	306,273	16,674
Oracle Corp.	531,400	14,916
		31,590
Specialty Retail (2.3%)
Best Buy	946,128	24,211
Lowe's Cos.	1,264,700	25,206
		49,417
Total Common Stocks (Cost $1,776,419)		2,052,108

Short-Term Investments (2.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $57,907)	57,906,533	57,907

Total Investments## (100.1%) (Cost $1,834,326)		2,110,015

Liabilities, less cash, receivables and other assets [(0.1%)]		(2,606)
Total Net Assets (100.0%)		$2,107,409

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

TOP TEN EQUITY HOLDINGS

1	Simon Property Group	8.7%
2	Public Storage	6.1%
3	Boston Properties	5.9%
4	Equity Residential	4.4%
5	Ventas, Inc.	4.3%
6	ProLogis, Inc.	3.7%
7	HCP, Inc.	3.6%
8	AvalonBay Communities	3.6%
9	Vornado Realty Trust	3.0%
10	Tanger Factory Outlet Centers	2.7%

Number of Shares	Value† (000's)b

Common Stocks (97.7%)

Apartments (15.7%)
AvalonBay Communities	100,532	$13,711
BRE Properties	131,900	6,629
Camden Property Trust	148,600	9,930
Equity Residential	273,250	16,717
Essex Property Trust	44,500	6,388
UDR, Inc.	221,500	5,916
		59,291
Diversified (7.2%)
American Assets Trust	181,523	3,652
Digital Realty Trust	122,370	7,312
DuPont Fabros Technology	228,684	5,294
Vornado Realty Trust	130,523	11,213
		27,471
Health Care (10.5%)
HCP, Inc.	369,400	13,771
Health Care REIT	141,240	7,198
OMEGA Healthcare Investors	146,619	2,661
Ventas, Inc.	303,030	16,206
		39,836
Hotels, Restaurants & Leisure (3.1%)
Marriott International	127,700	3,739
Starwood Hotels & Resorts Worldwide	183,400	8,172
		11,911
Household Durables (0.8%)
Brookfield Residential Properties*	364,646	2,895

Industrial (4.8%)
EastGroup Properties	103,900	4,199
ProLogis, Inc.	517,758	14,098
		18,297
Lodging (3.6%)
Host Hotels & Resorts	568,043	$6,720
Pebblebrook Hotel Trust	225,323	3,621
Strategic Hotel & Resorts*	668,900	3,197
		13,538
Mixed (1.0%)
PS Business Parks	69,100	3,778

Office (12.5%)
Alexandria Real Estate Equities	86,850	6,324
Boston Properties	214,400	22,360
Hudson Pacific Properties	330,843	4,609
Kilroy Realty	142,612	5,095
SL Green Realty	122,400	8,842
		47,230
Real Estate Management & Development (4.3%)
Brookfield Asset Management Class A	248,577	7,363
Brookfield Office Properties	525,915	8,825
		16,188
Regional Malls (14.1%)
General Growth Properties	448,398	6,116
Macerich Co.	179,300	8,793
Simon Property Group	280,748	32,988
Taubman Centers	97,660	5,628
		53,525
Self Storage (6.1%)
Public Storage	186,500	23,076

Shopping Centers (10.5%)
Developers Diversified Realty	503,010	6,233
Equity One	321,370	5,788
Federal Realty Investment Trust	102,300	9,263
Regency Centers	106,740	4,404
Tanger Factory Outlet Centers	366,900	$10,321
Urstadt Biddle Properties	212,800	3,577
		39,586
Timber (3.5%)
Rayonier Inc.	197,700	8,291
Weyerhaeuser Co.	269,600	4,861
		13,152
Total Common Stocks (Cost $329,687)		369,774

Short-Term Investments (2.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $11,017)	11,017,040	11,017

Total Investments## (100.6%) (Cost $340,704)		380,791

Liabilities, less cash, receivables and other assets [(0.6%)]		(2,395)

Total Net Assets (100.0%)		$378,396

See Notes to Schedule of Investments

Schedule of Investments Regency Fund

TOP TEN EQUITY HOLDINGS

1	Moody's Corp.	2.7%
2	Shire PLC ADR	2.0%
3	Assurant, Inc.	2.0%
4	NV Energy	2.0%
5	Avnet, Inc.	1.9%
6	Owens Corning	1.9%
7	Macy's, Inc.	1.9%
8	Coventry Health Care	1.9%
9	McGraw-Hill Cos.	1.9%
10	CIGNA Corp.	1.9%

Number of Shares	Value† (000's)b

Common Stocks (97.2%)

Aerospace & Defense (2.2%)
Embraer SA ADR	44,600	$1,137
Spirit Aerosystems Holdings Class A*	31,900	535
		1,672
Auto Components (1.8%)
Lear Corp.	28,100	1,343

Automobiles (0.8%)
Harley-Davidson	16,500	638

Beverages (1.2%)
Dr. Pepper Snapple Group	22,700	873

Building Products (2.6%)
Masco Corp.	58,100	515
Owens Corning*	49,500	1,439
		1,954
Capital Markets (1.6%)
Invesco Ltd.	67,400	1,233

Commercial Banks (7.7%)
Fifth Third Bancorp	122,600	1,302
First Horizon National	53,420	376
Huntington Bancshares	168,300	847
KeyCorp	26,800	178
Regions Financial	153,700	698
SunTrust Banks	57,900	1,152
Synovus Financial	213,500	310
Zions Bancorp	54,100	943
		5,806
Construction & Engineering (1.2%)
Chicago Bridge & Iron	25,900	926

Containers & Packaging (1.3%)
Temple-Inland	39,500	956

Diversified Financial Services (2.7%)
Moody's Corp.	67,000	2,066

Electric Utilities (3.1%)
DPL Inc.	3,000	90
Great Plains Energy	38,300	749
NV Energy	99,000	1,477
		2,316
Electronic Equipment, Instruments & Components (3.3%)
Anixter International	18,400	$1,086
Avnet, Inc.*	55,000	1,443
		2,529
Energy Equipment & Services (4.3%)
Complete Production Services*	13,700	398
Ensco PLC ADR	12,000	579
McDermott International*	48,800	702
National Oilwell Varco	11,600	767
Noble Corp.*	9,400	318
Oceaneering International	11,500	491
		3,255
Food Products (0.3%)
J.M. Smucker	3,000	216

Gas Utilities (1.1%)
Questar Corp.	46,300	868

Health Care Providers & Services (8.4%)
Aetna Inc.	23,300	933
AmerisourceBergen Corp.	34,300	1,358
CIGNA Corp.	30,000	1,402
Coventry Health Care*	43,000	1,414
MEDNAX, Inc.*	19,500	1,273
		6,380
Household Durables (3.4%)
Newell Rubbermaid	67,900	940
NVR, Inc.*	1,400	891
Whirlpool Corp.	11,700	733
		2,564
Household Products (1.4%)
Energizer Holdings*	14,300	1,079

Insurance (9.2%)
Assurant, Inc.	42,400	1,491
Lincoln National	57,700	1,197
PartnerRe Ltd.	11,300	644
Principal Financial Group	48,800	1,238
Progressive Corp.	37,900	727
Reinsurance Group of America	9,100	486
StanCorp Financial Group	2,600	$79
W.R. Berkley	36,400	1,124
		6,986
IT Services (1.5%)
Lender Processing Services	65,400	1,154

Machinery (4.6%)
AGCO Corp.*	22,900	981
Eaton Corp.	22,400	962
Terex Corp.*	31,200	503
WABCO Holdings*	21,400	999
		3,445
Media (2.6%)
Cablevision Systems Class A	29,300	529
McGraw-Hill Cos.	33,300	1,402
		1,931
Metals & Mining (3.1%)
Cliffs Natural Resources	15,100	1,251
Teck Resources Class B	24,600	1,091
		2,342
Multi-Utilities (6.5%)
Alliant Energy	31,600	1,282
CenterPoint Energy	67,900	1,358
CMS Energy	59,200	1,166
DTE Energy	8,500	430
OGE Energy	13,600	681
		4,917
Multiline Retail (3.1%)
J.C. Penney	33,700	897
Macy's, Inc.	55,300	1,435
		2,332
Oil, Gas & Consumable Fuels (5.2%)
Denbury Resources*	60,500	965
Newfield Exploration*	13,200	674
Noble Energy	12,300	1,087
Whiting Petroleum*	10,300	485
World Fuel Services	19,300	717
		3,928
Pharmaceuticals (2.0%)
Shire PLC ADR	15,700	1,524

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Real Estate Investment Trusts (5.3%)
Alexandria Real Estate Equities	9,900	$721
Annaly Capital Management	40,600	736
Boston Properties	7,500	782
Macerich Co.	18,088	887
Vornado Realty Trust	10,295	885
		4,011
Semiconductors & Semiconductor Equipment (3.3%)
Lam Research*	23,500	873
NXP Semiconductors*	44,700	728
ON Semiconductor*	118,000	858
		2,459
Specialty Retail (2.4%)
Chico's FAS	53,600	746
Limited Brands	27,400	1,034
		1,780
Total Common Stocks (Cost $66,664)		73,483

Short-Term Investments (3.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,756)	2,755,611	2,756

Total Investments## (100.8%) (Cost $69,420)		76,239

Liabilities, less cash, receivables and other assets [(0.8%)]		(572)

Total Net Assets (100.0%)		$75,667

See Notes to Schedule of Investments

Schedule of Investments Select Equities Fund

TOP TEN EQUITY HOLDINGS

1	American Tower Class A	6.8%
2	Nielsen Holdings	5.1%
3	NextEra Energy	4.9%
4	TransCanada Corp.	4.9%
5	Discovery Communications Class C	4.8%
6	BlackRock, Inc.	4.4%
7	BorgWarner, Inc.	4.3%
8	Praxair, Inc.	4.1%
9	eBay Inc.	4.1%
10	El Paso Corp.	4.0%

Number of Shares	Value† (000's)b

Common Stocks (80.0%)

Air Freight & Logistics (9.3%)
C.H. Robinson Worldwide	31,086	$2,192
Expeditors International	42,956	1,954
United Parcel Service Class B	37,206	2,507
		6,653
Auto Components (4.3%)
BorgWarner, Inc.*	43,376	3,097

Capital Markets (4.4%)
BlackRock, Inc.	19,238	3,169

Chemicals (6.5%)
Air Products & Chemicals	23,846	1,952
Monsanto Co.	38,744	2,671
		4,623
Electric Utilities (4.9%)
NextEra Energy	62,248	3,531

Health Care Providers & Services (2.7%)
Express Scripts*	40,750	1,913

Household Durables (2.8%)
Fortune Brands	35,000	1,999

Industrial Gases (4.1%)
Praxair, Inc.	29,861	2,941

Internet Software & Services (4.1%)
eBay Inc.*	93,975	2,901

IT Services (5.8%)
IBM	11,149	1,917
Visa Inc. Class A	25,605	2,250
		4,167
Media (4.8%)
Discovery Communications Class C*	87,637	3,463

Metals & Mining (2.1%)
Freeport-McMoRan Copper & Gold	31,424	1,481

Oil, Gas & Consumable Fuels (12.3%)
El Paso Corp.	147,635	2,826
Suncor Energy	75,407	2,405
TransCanada Corp.	81,802	3,530
		8,761
Professional Services (5.1%)
Nielsen Holdings*	122,000	$3,618

Wireless Telecommunication Services (6.8%)
American Tower Class A*	90,016	4,848

Total Common Stocks (Cost $53,326)		57,165

Short-Term Investments (20.0%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $14,280)	14,279,666	14,280

Total Investments## (100.0%) (Cost $67,606)		71,445

Liabilities, less cash, receivables and other assets [(0.0%)]		(17)

Total Net Assets (100.0%)		$71,428

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	PriceSmart, Inc.	3.1%
2	Keynote Systems	2.9%
3	HEICO Corp.	2.8%
4	Ultimate Software Group	2.4%
5	Triumph Group	2.0%
6	Computer Programs and Systems	1.9%
7	LivePerson, Inc.	1.8%
8	Rosetta Resources	1.8%
9	Polypore International	1.8%
10	Tractor Supply	1.8%

Number of Shares	Value† (000's)b

Common Stocks (99.0%)

Aerospace & Defense (4.8%)
HEICO Corp.	100,795	$5,495
Triumph Group	74,600	3,908
		9,403
Air Freight & Logistics (1.2%)
Hub Group Class A*	71,700	2,258

Capital Markets (1.2%)
HFF Inc. Class A*	202,900	2,398

Chemicals (1.1%)
Zagg Inc.*	144,300	2,169

Commercial Banks (1.3%)
Texas Capital Bancshares*	99,200	2,546

Commercial Services & Supplies (1.3%)
Interface, Inc. Class A	167,200	2,521

Communications Equipment (0.9%)
InterDigital Inc.	24,800	1,746

Consumer Finance (1.8%)
First Cash Financial Services*	73,156	3,417

Diversified Consumer Services (1.3%)
Steiner Leisure*	65,800	2,625

Diversified Financial Services (1.1%)
Portfolio Recovery Associates*	29,200	2,135

Electrical Equipment (1.8%)
Polypore International*	56,100	3,460

Energy Equipment & Services (2.3%)
Complete Production Services*	68,700	1,997
Superior Energy Services*	72,800	2,571

		4,568
Food & Staples Retailing (3.1%)
PriceSmart, Inc.	91,800	6,009

Food Products (2.4%)
Diamond Foods	26,900	2,121
Hain Celestial Group*	80,700	2,553
		4,674
Health Care Equipment & Supplies (4.6%)
Neogen Corporation*	67,600	$2,347
Sirona Dental Systems*	48,100	2,244
Volcano Corp.*	62,200	1,863
Zoll Medical*	58,000	2,592
		9,046
Health Care Providers & Services (7.4%)
Accretive Health*	82,600	2,217
Air Methods*	50,300	3,347
Catalyst Health Solutions*	53,900	2,896
HMS Holdings*	117,900	3,093
U.S. Physical Therapy	141,200	2,804
		14,357
Health Care Technology (5.0%)
Computer Programs and Systems	51,700	3,661
Quality Systems	32,500	2,991
SXC Health Solutions*	56,400	3,085
		9,737
Hotels, Restaurants & Leisure (5.1%)
Buffalo Wild Wings*	31,100	1,917
Orient-Express Hotels Class A*	350,953	2,752
Peet's Coffee & Tea*	48,917	2,849
Penn National Gaming*	62,100	2,472
		9,990
Internet & Catalog Retail (1.5%)
Shutterfly, Inc.*	53,600	2,876

Internet Software & Services (7.4%)
Keynote Systems	236,740	5,689
LivePerson, Inc.*	306,800	3,605
Mercadolibre Inc.	40,200	2,708
Rackspace Hosting*	64,800	2,369
		14,371
IT Services (3.7%)
Echo Global Logistics*	161,000	2,254
Heartland Payment Systems	128,800	2,770
ServiceSource International*	123,000	$2,223
		7,247
Leisure Equipment & Products (1.1%)
Brunswick Corp.	138,900	2,207

Machinery (2.0%)
Actuant Corp. Class A	97,800	1,964
Gorman-Rupp	69,005	2,015
		3,979
Oil, Gas & Consumable Fuels (6.5%)
Berry Petroleum Class A	59,500	2,917
Bill Barrett*	30,400	1,458
Brigham Exploration*	73,300	2,133
Rosetta Resources*	78,400	3,602
World Fuel Services	69,700	2,589
		12,699
Personal Products (0.9%)
Elizabeth Arden*	56,100	1,808

Pharmaceuticals (1.4%)
Medicis Pharmaceutical Class A	72,500	2,820

Professional Services (1.0%)
Acacia Research*	46,500	2,032

Road & Rail (1.7%)
Old Dominion Freight Line*	104,514	3,357

Semiconductors & Semiconductor Equipment (3.4%)
Cavium Inc.*	62,900	2,025
Nanometrics Inc.*	145,400	2,310
Netlogic Microsystems*	74,900	2,249
		6,584
Software (9.4%)
ACI Worldwide*	85,600	2,560
BroadSoft Inc.*	102,000	3,085
Fortinet Inc.*	99,200	1,898
QLIK Technologies*	67,500	1,713
SS&C Technologies Holdings*	99,022	1,633
TIBCO Software*	120,300	2,692

See Notes to Schedule of Investments

Number of Shares	Value† (000's)b

Ultimate Software Group*	94,100	$4,761
		18,342
Specialty Retail (8.2%)
GNC Acquisition Holdings Class A*	84,200	2,038
Hibbett Sports*	69,600	2,607
Sally Beauty Holdings*	170,600	2,883
Tractor Supply	56,100	3,443
Ulta Salon, Cosmetics & Fragrance*	49,800	2,942
Vitamin Shoppe*	45,100	1,998
		15,911
Textiles, Apparel & Luxury Goods (1.1%)
Deckers Outdoor*	25,000	2,224

Trading Companies & Distributors (2.0%)
Kaman Corp.	57,000	1,946
MSC Industrial Direct Class A	31,600	1,949
		3,895
Total Common Stocks (Cost $174,907)		193,411

Short-Term Investments (1.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,975)	1,974,759	1,975

Total Investments## (100.0%) (Cost $176,882)		195,386

Liabilities, less cash, receivables and other assets [(0.0%)]		(80)

Total Net Assets (100.0%)		$195,306

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund

TOP TEN EQUITY HOLDINGS

1	BG Group PLC	4.4%
2	Danaher Corp.	4.2%
3	Target Corp.	4.0%
4	Google Inc. Class A	4.0%
5	Newfield Exploration	4.0%
6	Procter & Gamble	3.9%
7	Progressive Corp.	3.8%
8	Texas Instruments	3.7%
9	Charles Schwab	3.4%
10	Ecolab Inc.	3.3%

Number of Shares	Value† (000's)b

Common Stocks (97.3%)

Capital Markets (7.5%)
Bank of New York Mellon	1,149,852	$23,767
BlackRock, Inc.	267,770	44,115
Charles Schwab	4,532,909	55,891
		123,773
Chemicals (3.3%)
Ecolab Inc.	1,028,300	55,117

Commercial Services & Supplies (1.8%)
Herman Miller	1,523,075	30,264

Electronic Equipment, Instruments & Components (4.9%)
Anixter International	691,205	40,788
National Instruments	1,590,795	40,454
		81,242
Food Products (4.7%)
J.M. Smucker	342,300	24,677
McCormick & Company	1,090,550	52,117
		76,794
Health Care Equipment & Supplies (6.3%)
Becton, Dickinson & Co.	624,265	50,802
Covidien PLC	1,009,500	52,676
		103,478
Household Products (3.9%)
Procter & Gamble	1,004,575	63,971

Industrial Conglomerates (7.3%)
3M Co.	613,260	50,888
Danaher Corp.	1,522,285	69,736
		120,624
Industrial Gases (2.0%)
Praxair, Inc.	331,000	32,600

Insurance (3.8%)
Progressive Corp.	3,228,290	61,919

Internet Software & Services (7.1%)
Google Inc. Class A*	120,515	65,194
Yahoo! Inc.*	3,784,560	51,489
		116,683
IT Services (2.5%)
MasterCard, Inc. Class A	124,320	$40,990

Media (4.9%)
Comcast Corp. Class A Special	1,472,125	31,150
Scripps Networks Interactive Class A	1,170,040	50,136
		81,286
Multiline Retail (4.0%)
Target Corp.	1,289,790	66,643

Oil, Gas & Consumable Fuels (13.1%)
BG Group PLC	3,386,719	73,229
Cimarex Energy	600,429	42,684
Newfield Exploration*	1,276,250	65,152
Noble Energy	395,140	34,915
		215,980
Pharmaceuticals (7.9%)
Hospira, Inc.*	1,133,000	52,345
Novo Nordisk A/S Class B	269,148	28,726
Roche Holding AG	283,448	49,630
		130,701
Professional Services (1.0%)
ICF International*	751,570	17,038

Road & Rail (1.6%)
Canadian National Railway	348,625	25,729

Semiconductors & Semiconductor Equipment (6.5%)
Altera Corp.	1,275,336	46,409
Texas Instruments	2,328,680	61,035
		107,444
Specialty Chemicals (0.9%)
Novozymes A/S	98,700	14,455

Trading Companies & Distributors (2.3%)
W.W. Grainger	250,175	38,552

Total Common Stocks (Cost $1,430,852)		1,605,283

Short-Term Investments (2.5%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $40,501)	40,501,281	$40,501

	Principal Amount

Certificates of Deposit (0.0%)
Carver Federal Savings, 0.35%, due 9/26/11	$100,000	100
Self Help Credit Union, 1.00%, due 10/29/11	250,000	250
Self Help Credit Union, 1.00%, due 11/16/11	250,000	250

Total Certificates of Deposit# (Cost $600)		600

Total Investments## (99.8%) (Cost $1,471,953)		1,646,384

Cash, receivables and other assets, less liabilities (0.2%)		2,581

Total Net Assets (100.0%)		$1,648,965

See Notes to Schedule of Investments

Notes to Schedule of Investments

†	In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Thematic Opportunities Fund ("Global Thematic Opportunities"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 – quoted prices in active markets for identical investments
● Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
● Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds, written option contracts and purchased option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds and U.S. Treasury Securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Other Level 2 inputs used by an independent pricing service to value U.S. Treasury Securities generally include quotes from several inter-dealer brokers and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in State Street Institutional Liquid Reserves Fund Institutional Class, State Street Institutional Treasury Money Market Fund Institutional Class, and State Street Institutional Treasury Plus Fund Institutional Class are valued using the respective fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of August 31, 2011:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3§§	Total
Emerging Markets Equity
Investments:
Common Stocks§	$101,139	$—	$—	$101,139
Preferred Stocks§	6,252	—	0	6,252
Short-Term Investments	—	6,467	—	6,467
Total Investments	107,391	6,467	0	113,858

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Equity Income
Investments:
Common Stocks
Aerospace & Defense	$30,694	$—	$—	$30,694
Air Freight & Logistics	24,665	—	—	24,665
Beverages	43,901	—	—	43,901
Capital Markets	39,835	—	—	39,835
Diversified Financial Services	11,396	—	—	11,396
Diversified Telecommunication Services	35,119	—	—	35,119
Electric Utilities	66,651	—	—	66,651
Food Products	28,764	—	—	28,764
Gas Utilities	19,786	—	—	19,786
Machinery	9,206	—	—	9,206
Media	15,271	15,362	—	30,633
Metals & Mining	54,667	—	—	54,667
Multi-Utilities	134,024	—	—	134,024
Oil, Gas & Consumable Fuels	176,354	—	—	176,354
Pharmaceuticals	44,593	—	—	44,593
Real Estate Investment Trusts	294,060	—	—	294,060
Road & Rail	24,432	—	—	24,432
Semiconductors & Semiconductor Equipment	18,427	—	—	18,427
Tobacco	28,837	—	—	28,837
Transportation Infrastructure	22,067	—	—	22,067
Water Utilities	19,475	—	—	19,475
Wireless Telecommunication Services	42,140	—	—	42,140
Total Common Stocks	1,184,364	15,362	—	1,199,726
Convertible Preferred Stocks	11,097	—	—	11,097
Convertible Bonds	—	193,864	—	193,864
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government		6,000		6,000
Short-Term Investments	—	70,463	—	70,463
Total Investments	1,195,461	285,689	—	1,481,150
Focus
Investments:
Common Stocks§	519,174	—	—	519,174
Short-Term Investments	—	13,842	—	13,842
Total Investments	519,174	13,842	—	533,016

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Genesis
Investments:
Common Stocks§	$10,360,400	$—	$—	$10,360,400
Exchange Traded Funds	109,442	—	—	109,442
Short-Term Investments	—	693,589	—	693,589
Total Investments	10,469,842	693,589	—	11,163,431
Global Equity
Investments:
Common Stocks§	937	—	—	937
Short-Term Investments	—	20	—	20
Total Investments	937	20	—	957
Global Thematic Opportunities
Investments:
Common Stocks
Australia	502	—	—	502
Brazil	557	—	—	557
Canada	3,310	—	—	3,310
Chile	604	—	—	604
China	1,111	—	—	1,111
France	1,046	—	—	1,046
Hong Kong	490	—	—	490
India	538	—	—	538
Indonesia	768	—	—	768
Japan	2,236	—	—	2,236
Malaysia	420	—	—	420
Netherlands	592	—	—	592
Philippines	477	—	—	477
Poland	576	—	—	576
South Africa	478	—	—	478
Thailand	—	514	—	514
United Kingdom	470	—	—	470
United States	9,365	—	—	9,365
Total Common Stocks	23,540	514	—	24,054
Short-Term Investments	—	3,864	—	3,864
Total Investments	23,540	4,378	—	27,918
Guardian
Investments:
Common Stocks§	1,089,182	—	—	1,089,182
Short-Term Investments	—	12,057	—	12,057
Total Investments	1,089,182	12,057	—	1,101,239

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
International
Investments:
Common Stocks§	$292,905	$—	$—	$292,905
Preferred Stocks§	—	—	12	12
Rights§	0	—	—	0
Short-Term Investments	—	8,532	—	8,532
Total Investments	292,905	8,532	12	301,449
International Institutional
Investments:
Common Stocks§	328,494	—	—	328,494
Rights§	0	—	—	0
Short-Term Investments	—	12,608	—	12,608
Total Investments	328,494	12,608	—	341,102
International Large Cap
Investments:
Common Stocks§	180,970	—	—	180,970
Rights§	0	—	—	0
Short-Term Investments	—	5,466	—	5,466
Total Investments	180,970	5,466	—	186,436
Intrinsic Value
Investments:
Common Stocks§	122,363	—	—	122,363
Rights§	—	—	0	0
Short-Term Investments	—	5,170	—	5,170
Total Investments	122,363	5,170	0	127,533
Large Cap Disciplined Growth
Investments:
Common Stocks§	633,718	—	—	633,718
Short-Term Investments	—	26,337	—	26,337
Total Investments	633,718	26,337	—	660,055
Large Cap Value
Investments:
Common Stocks§	2,769	—	—	2,769
Short-Term Investments	—	174	—	174
Total Investments	2,769	174	—	2,943
Mid Cap Growth
Investments:
Common Stocks§	493,591	—	—	493,591
Short-Term Investments	—	6,583	—	6,583
Total Investments	493,591	6,583	—	500,174

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Multi-Cap Opportunities
Investments:
Common Stocks§	$88,589	$—	$—	$88,589
Short-Term Investments	—	3,110	—	3,110
Total Investments	88,589	3,110	—	91,699
Partners
Investments:
Common Stocks§	2,052,108	—	—	2,052,108
Short-Term Investments	—	57,907	—	57,907
Total Investments	2,052,108	57,907	—	2,110,015
Real Estate
Investments:
Common Stocks§	369,774	—	—	369,774
Short-Term Investments	—	11,017	—	11,017
Total Investments	369,774	11,017	—	380,791
Regency
Investments:
Common Stocks§	73,483	—	—	73,483
Short-Term Investments	—	2,756	—	2,756
Total Investments	73,483	2,756	—	76,239
Select Equities
Investments:
Common Stocks§	57,165	—	—	57,165
Short-Term Investments	—	14,280	—	14,280
Total Investments	57,165	14,280	—	71,445
Small Cap Growth
Investments:
Common Stocks§	193,411	—	—	193,411
Short-Term Investments	—	1,975	—	1,975
Total Investments	193,411	1,975	—	195,386
Socially Responsive
Investments:
Common Stocks§	1,605,283	—	—	1,605,283
Short-Term Investments	—	40,501	—	40,501
Certificates of Deposit	—	600	—	600
Total Investments	1,605,283	41,101	—	1,646,384

§	The Schedule of Investments (and Summary Schedule of Investments by Industry for the international funds) provide information on the industry and/or country categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

§§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 8/31/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/11
Investments in Securities:
Emerging Markets Equity
Preferred Stocks Brazil	$ 0	$—	$—	$—	$—	$—	$—	$ 0	$ 0
Total	0	—	—	—	—	—	—	0	0
International
Preferred Stocks Brazil	11	—	1	—	—	—	—	12	1
Total	11	—	1	—	—	—	—	12	1
Intrinsic Value
Rights	0	—	—	—	—	—	—	0	—
Total	0	—	—	—	—	—	—	0	—

The Funds had no significant transfers between Levels 1 and 2 during the year ended August 31, 2011.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of August 31, 2011:

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(899)	$—	$—	$(899)

#	At cost, which approximates market value.

##	At August 31, 2011, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity	$ 121,521	$ 4,453	$ 12,116	$ (7,663)
Equity Income	1,439,077	83,259	41,186	42,073
Focus	534,709	28,247	29,940	(1,693)
Genesis	7,200,674	4,131,642	168,885	3,962,757
Global Equity	1,037	16	96	(80)
Global Thematic Opportunities	28,927	343	1,352	(1,009)
Guardian	941,741	201,999	42,501	159,498
International	261,260	49,897	9,708	40,189

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Institutional	$ 330,081	$ 29,636	$ 18,615	$ 11,021
International Large Cap	172,304	22,170	8,038	14,132
Intrinsic Value	134,186	11,432	18,085	(6,653)
Large Cap Disciplined Growth	623,958	66,927	30,830	36,097
Large Cap Value	2,925	80	62	18
Mid Cap Growth	357,411	150,997	8,234	142,763
Multi-Cap Opportunities	90,048	5,255	3,604	1,651
Partners	1,846,601	387,994	124,580	263,414
Real Estate	344,571	47,246	11,026	36,220
Regency	70,760	10,377	4,898	5,479
Select Equities	67,608	4,776	939	3,837
Small Cap Growth	178,514	23,147	6,275	16,872
Socially Responsive	1,473,171	232,848	59,635	173,213

*	Security did not produce income during the last twelve months.

^	Affiliated issuer (see Note F of Notes to Financial Statements).

‡‡	At August 31, 2011, Equity Income had outstanding call and put options written as follows:

Shares	Securities and Options	Market Value of Options
15,000	AvalonBay Communities, Call January 2012 @ 145	$ 39,000
15,000	AvalonBay Communities, Call January 2012 @ 155	45,000
6,200	American Campus Communities, Call December 2011 @ 40	5,000
15,000	Deere & Co., Put December 2011 @ 65	31,000
15,000	Digital Realty Trust, Call January 2012 @ 70	10,000
15,000	Johnson & Johnson, Call January 2012 @ 72.5	10,000
20,000	Philip Morris International, Call September 2011 @ 70	26,000
10,000	Philip Morris International, Call December 2011 @ 77.5	7,000
10,000	Royal Gold, Call October 2011 @ 60	159,000
20,000	Royal Gold, Call October 2011 @ 65	245,000
10,000	Royal Gold, Call October 2011 @ 70	82,000
10,000	Royal Gold, Call January 2012 @ 70	99,000
10,000	Royal Gold, Call January 2012 @ 75	78,000
10,000	Royal Gold, Call January 2012 @ 80	55,000
10,000	World Wrestling Entertainment, Put October 2011 @ 10	8,000

	Total	$899,000

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

ñ	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At August 31, 2011, these securities amounted to approximately $70,409,000 or 4.7% of net assets for Equity Income, approximately $1,093,000 or 0.0% of net assets for Genesis, approximately $1,419,000 or 0.5% of net assets for International, and approximately $696,000 or 0.2% of net assets for International Institutional.

Ñ	These securities have been deemed by the investment manager to be illiquid. At August 31, 2011, these securities amounted to approximately $109 or 0.0% of net assets for Emerging Markets Equity, approximately $6,026,000 or 2.0% of net assets for International, and approximately $9,371,000 or 2.7% of net assets for International Institutional.

^^	Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

a	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

b	A zero balance may reflect actual amounts rounding to less than $1,000.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$113,858	$1,481,150	$533,016	$6,334,236	$957
Affiliated issuers	—	—	—	4,829,195	—
	113,858	1,481,150	533,016	11,163,431	957
Cash	—	—	—	205	—
Foreign currency	232	1,004	—	—	—
Deposits with brokers for open option contracts	—	1,129	—	—	—
Dividends and interest receivable	236	5,393	1,401	11,331	1
Receivable for securities sold	526	2,762	1,571	16,671	—
Receivable for Fund shares sold	344	23,335	49	22,038	—
Receivable from broker	218	—	—	—	—
Receivable from Management—net (Note B)	21	—	—	—	63
Prepaid expenses and other assets	33	63	55	485	—
Total Assets	115,468	1,514,836	536,092	11,214,161	1,021

Liabilities
Due to custodian	218	—	—	—	—
Options contracts written, at value (Note A)	—	899	—	—	—
Payable for securities purchased	1,219	9,279	323	23,981	—
Payable for Fund shares redeemed	52	1,207	228	10,164	—
Payable to investment manager—net (Note B)	94	588	237	5,988	1
Payable to administrator—net (Note B)	—	533	120	2,483	—
Payable for organization costs	—	—	—	—	34
Accrued expenses and other payables	151	205	183	1,161	60
Total Liabilities	1,734	12,711	1,091	43,777	95
Net Assets at value	$113,734	$1,502,125	$535,001	$11,170,384	$926

Net Assets consist of:
Paid-in capital	$123,360	$1,429,376	$555,316	$6,844,790	$1,018
Undistributed net investment income (loss)	413	483	2,770	95,413	(1)
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(2,798)	12,799	(22,961)	254,742	(11)
Net unrealized appreciation (depreciation) in value of investments	(7,241)	59,467	(124)	3,975,439	(80)
Net Assets at value	$113,734	$1,502,125	$535,001	$11,170,384	$926

Net Assets
Investor Class	$—	$—	$503,798	$2,157,656	$—
Trust Class	—	—	17,882	3,436,501	—
Advisor Class	—	—	7,766	601,250	—
Institutional Class	107,681	701,677	4,905	4,974,977	819
Class A	4,876	567,036	377	—	62
Class C	1,146	233,220	273	—	45
Class R3	31	192	—	—	—

See Notes to Financial Statements

GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011

$27,918	$1,101,239	$301,449	$341,102	$186,436
—	—	—	—	—
27,918	1,101,239	301,449	341,102	186,436
—	—	—	—	—
—	—	128	229	57
—	—	—	—	—
26	2,046	580	564	383
4	8,925	2,977	3,352	2,496
923	535	55	657	129
—	—	—	—	—
60	—	—	79	—
42	126	22	16	33
28,973	1,112,871	305,211	345,999	189,534

—	—	—	—	—
—	—	—	—	—
1,203	—	2,669	3,019	1,841
—	244	135	22	10
16	465	213	240	86
—	258	37	—	9
34	—	—	—	—
64	275	450	121	113
1,317	1,242	3,504	3,402	2,059
$27,656	$1,111,629	$301,707	$342,597	$187,475

$28,766	$964,084	$447,828	$494,358	$230,807
(16)	8,092	—	—	1,446
—	—	(951)	—	—
(84)	(21,657)	(191,564)	(163,941)	(60,358)
(1,010)	161,110	46,394	12,180	15,580
$27,656	$1,111,629	$301,707	$342,597	$187,475

$—	$962,565	$166,859	$—	$—
—	102,639	134,049	—	18,599
—	624	—	—	—
27,420	33,479	—	342,597	161,485
164	10,814	743	—	5,241
72	1,094	56	—	2,072
—	414	—	—	78

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011

Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	26,795	62,937	—
Trust Class	—	—	1,306	69,952	—
Advisor Class	—	—	825	21,152	—
Institutional Class	6,814	62,230	260	104,776	90
Class A	310	50,459	28	—	7
Class C	74	20,853	29	—	5
Class R3	2	17	—	—	—

Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$18.80	$34.28	$—
Trust Class	—	—	13.70	49.13	—
Advisor Class	—	—	9.41	28.43	—
Institutional Class	15.80	11.28	18.84	47.48	9.10
Class R3	15.52	11.24	—	—	—

Net Asset Value and redemption price per share
Class A	$15.74	$11.24	$13.67	$—	$9.09

Offering Price per share
Class A‡	$16.70	$11.93	$14.50	$—	$9.64

Net Asset Value and offering price per share
Class C^	$15.46	$11.18	$9.32	$—	$9.08

*Cost of Investments:
Unaffiliated issuers	$121,074	$1,421,130	$533,140	$4,176,974	$1,037
Affiliated issuers	—	—	—	3,011,018	—
Total cost of investments	$121,074	$1,421,130	$533,140	$7,187,992	$1,037
Total cost of foreign currency	$232	$1,004	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011

—	66,448	10,002	—	—
—	9,066	7,256	—	1,990
—	49	—	—	—
2,903	2,306	—	37,239	17,254
17	958	40	—	564
8	87	3	—	226
—	33	—	—	8

$—	$14.49	$16.68	$—	$—
—	11.32	18.47	—	9.35
—	12.77	—	—	—
9.44	14.52	—	9.20	9.36
—	12.72	—	—	9.27

$9.44	$11.28	$18.51	$—	$9.30

$10.02	$11.97	$19.64	$—	$9.87

$9.42	$12.60	$18.41	$—	$9.17

$28,927	$940,249	$255,053	$328,932	$170,871
—	—	—	—	—
$28,927	$940,249	$255,053	$328,932	$170,871
$—	$—	$129	$212	$57

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND
	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011

Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$127,533	$660,055	$2,943	$500,174	$91,699
Affiliated issuers	—	—	—	—	—
	127,533	660,055	2,943	500,174	91,699
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	62	1,016	7	186	167
Receivable for securities sold	1,323	—	106	18,046	2,443
Receivable for Fund shares sold	607	2,177	—	1,364	1,874
Receivable from broker	—	—	—	—	—
Receivable from Management—net (Note B)	—	—	24	—	—
Prepaid expenses and other assets	12	37	33	48	8
Total Assets	129,537	663,285	3,113	519,818	96,191

Liabilities
Due to custodian	—	—	—	—	—
Options contracts written, at value (Note A)	—	—	—	—	—
Payable for securities purchased	275	3,938	—	6,329	4,590
Payable for Fund shares redeemed	258	459	—	337	35
Payable to investment manager—net (Note B)	90	285	1	232	40
Payable to administrator—net (Note B)	11	115	—	107	8
Payable for organization costs	—	—	—	—	—
Accrued expenses and other payables	55	102	86	158	53
Total Liabilities	689	4,899	87	7,163	4,726
Net Assets at value	$128,848	$658,386	$3,026	$512,655	$91,465

Net Assets consist of:
Paid-in capital	$123,442	$591,934	$3,880	$392,178	$87,299
Undistributed net investment income (loss)	(179)	1,001	20	—	204
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	11,868	27,358	(911)	(23,224)	2,354
Net unrealized appreciation (depreciation) in value of investments	(6,283)	38,093	37	143,701	1,608
Net Assets at value	$128,848	$658,386	$3,026	$512,655	$91,465

Net Assets
Investor Class	$—	$15,512	$—	$335,506	$—
Trust Class	—	—	—	28,105	—
Advisor Class	—	—	—	8,983	—
Institutional Class	114,737	565,360	2,647	113,777	91,040
Class A	8,566	40,205	349	25,167	196
Class C	5,545	37,000	30	626	229
Class R3	—	309	—	491	—

See Notes to Financial Statements

PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND
August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011

$2,110,015	$380,791	$76,239	$71,445	$195,386
—	—	—	—	—
2,110,015	380,791	76,239	71,445	195,386
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
3,457	207	134	109	41
3,125	—	—	—	6,626
784	1,574	25	76	82
—	—	—	—	—
—	9	2	—	—
142	26	15	13	32
2,117,523	382,607	76,415	71,643	202,167

—	—	—	—	—
—	—	—	—	—
6,143	2,998	530	—	6,492
2,078	839	122	80	75
835	246	—	33	138
631	—	22	16	48
—	—	—	—	—
427	128	74	86	108
10,114	4,211	748	215	6,861
$2,107,409	$378,396	$75,667	$71,428	$195,306

$2,141,942	$346,382	$84,269	$62,178	$241,722
8,175	—	295	50	—
—	—	—	—	—
(318,397)	(8,073)	(15,716)	5,361	(64,920)
275,689	40,087	6,819	3,839	18,504
$2,107,409	$378,396	$75,667	$71,428	$195,306

$1,171,405	$—	$46,529	$—	$63,566
424,932	216,314	24,144	—	19,285
308,917	—	—	—	7,901
200,620	117,138	3,483	27,326	102,964
1,436	36,303	1,227	30,934	1,174
68	8,291	119	13,168	328
31	350	165	—	88

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND
	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011

Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	2,101	—	30,948	—
Trust Class	—	—	—	1,705	—
Advisor Class	—	—	—	534	—
Institutional Class	11,178	76,265	266	10,336	9,496
Class A	838	5,452	35	1,526	21
Class C	547	5,099	3	38	24
Class R3	—	42	—	29	—

Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.38	$—	$10.84	$—
Trust Class	—	—	—	16.48	—
Advisor Class	—	—	—	16.82	—
Institutional Class	10.26	7.41	9.95	11.01	9.59
Class R3	—	7.34	—	16.87	—

Net Asset Value and redemption price per share
Class A	$10.22	$7.37	$9.93	$16.49	$9.56

Offering Price per share
Class A‡	$10.84	$7.82	$10.54	$17.50	$10.14

Net Asset Value and offering price per share
Class C^	$10.14	$7.26	$9.89	$16.68	$9.47

*Cost of Investments:
Unaffiliated issuers	$133,816	$621,962	$2,906	$356,473	$90,091
Affiliated issuers	—	—	—	—	—
Total cost of investments	$133,816	$621,962	$2,906	$356,473	$90,091
Total cost of foreign currency	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND
August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011	August 31, 2011

46,911	—	3,282	—	3,584
22,194	18,327	1,957	—	998
18,720	—	—	—	617
7,990	9,901	245	3,018	5,759
75	3,076	99	3,426	61
4	703	10	1,494	26
2	30	13	—	7

$24.97	$—	$14.18	$—	$17.74
19.15	11.80	12.34	—	19.32
16.50	—	—	—	12.81
25.11	11.83	14.22	9.05	17.88
16.41	11.80	12.32	—	12.83

$19.06	$11.80	$12.34	$9.03	$19.36

$20.22	$12.52	$13.09	$9.58	$20.54

$16.31	$11.80	$12.25	$8.82	$12.69

$1,834,326	$340,704	$69,420	$67,606	$176,882
—	—	—	—	—
$1,834,326	$340,704	$69,420	$67,606	$176,882
$—	$—	$—	$—	$—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

SOCIALLY RESPONSIVE FUND
August 31, 2011

Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$1,646,384
Affiliated issuers	—
1,646,384
Cash	—
Foreign currency	—
Deposits with brokers for open option contracts	—
Dividends and interest receivable	2,860
Receivable for securities sold	9,214
Receivable for Fund shares sold	3,294
Receivable from broker	—
Receivable from Management—net (Note B)	—
Prepaid expenses and other assets	86
Total Assets	1,661,838

Liabilities
Due to custodian	—
Options contracts written, at value (Note A)	—
Payable for securities purchased	10,986
Payable for Fund shares redeemed	524
Payable to investment manager—net (Note B)	660
Payable to administrator—net (Note B)	431
Payable for organization costs	—
Accrued expenses and other payables	272
Total Liabilities	12,873
Net Assets at value	$1,648,965

Net Assets consist of:
Paid-in capital	$1,562,450
Undistributed net investment income (loss)	9,638
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	(97,694)
Net unrealized appreciation (depreciation) in value of investments	174,571
Net Assets at value	$1,648,965

Net Assets
Investor Class	$648,057
Trust Class	484,674
Advisor Class	—
Institutional Class	417,679
Class A	75,941
Class C	12,900
Class R3	9,714

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

SOCIALLY RESPONSIVE FUND
August 31, 2011

Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	26,331
Trust Class	28,769
Advisor Class	—
Institutional Class	16,950
Class A	4,530
Class C	781
Class R3	582

Net Asset Value, offering and redemption price per share
Investor Class	$24.61
Trust Class	16.85
Advisor Class	—
Institutional Class	24.64
Class R3	16.68

Net Asset Value and redemption price per share
Class A	$16.77

Offering Price per share
Class A‡	$17.79

Net Asset Value and offering price per share
Class C^	$16.52

*Cost of Investments:
Unaffiliated issuers	$1,471,953
Affiliated issuers	—
Total cost of investments	$1,471,953
Total cost of foreign currency	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Period from June 30, 2011 (Commencement of Operations) to August 31, 2011

Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,698	$31,612	$9,462	$128,884	$2
Dividend income—affiliated issuers (Note F)	—	—	—	79,274	—
Interest income—unaffiliated issuers	9	4,605	15	852	—
Interest income—affiliated issuers (Note F)	—	—	—	11	—
Foreign taxes withheld	(156)	(1,820)	(15)	(1,566)	—
Total income	$1,551	$34,397	$9,462	$207,455	$2

Expenses:
Investment management fees (Note B)	691	4,729	3,110	73,891	1
Administration fees (Note B)	42	558	351	6,705	—
Administration fees (Note B):
Investor Class	—	—	1,104	4,408	—
Trust Class	—	—	70	12,347	—
Advisor Class	—	—	30	1,978	—
Institutional Class	55	366	3	4,283	—
Class A	13	772	—	—	—
Class C	2	275	—	—	—
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	21	—	—
Advisor Class	—	—	22	1,454	—
Class A	17	965	1	—	—
Class C	8	1,377	1	—	—
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	380	1,521	—
Trust Class	—	—	5	379	—
Advisor Class	—	—	2	149	—
Institutional Class	12	47	2	469	2
Class A	4	153	2	—	2
Class C	1	48	2	—	1
Class R3	1	2	—	—	—
Organization expense (Note A)	—	—	—	—	83
Audit fees	56	58	58	58	25
Custodian fees (Note A)	671	332	179	1,492	14
Insurance expense	2	23	47	810	—
Legal fees (Note I for International Fund)	78	79	83	102	13
Registration and filing fees	87	151	80	223	10
Reimbursement of expenses previously assumed by Management (Note B)	—	180	—	—	—
Shareholder reports	16	133	51	1,116	8
Trustees' fees and expenses	55	55	55	55	3
Interest expense (Note E)	—	—	—	—	—
Miscellaneous	12	60	62	3,283	2
Total expenses	1,823	10,363	5,721	114,723	164

See Notes to Financial Statements

GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
For the Period from June 30, 2011 (Commencement of Operations) to August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011

$32	$19,520	$8,807	$7,014	$5,170
—	—	—	—	—
—	43	14	12	12
—	—	—	—	—
(2)	(303)	(738)	(590)	(476)
$30	$19,260	$8,083	$6,436	$4,706

23	5,854	2,927	2,204	1,059
2	697	208	391	116

—	2,067	376	—	—
—	342	540	—	88
—	2	—	—	—
2	19	—	—	141
—	11	—	—	16
—	1	—	—	5
—	—	—	—	—

—	100	—	—	26
—	2	—	—	—
—	13	—	—	20
—	7	1	—	23
—	1	—	—	—

—	831	170	—	—
—	13	77	—	13
—	1	—	—	—
2	2	—	24	15
2	3	2	—	3
1	1	2	—	1
—	—	—	—	—
71	—	—	—	—
25	58	60	60	58
29	301	366	283	246
—	86	29	17	10
13	75	692	92	81
10	106	71	22	73
—	3	—	—	—
8	123	65	25	30
3	55	55	55	55
—	—	—	—	—
2	107	78	27	27
193	10,881	5,719	3,200	2,106

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Period from June 30, 2011 (Commencement of Operations) to August 31, 2011

Expenses reimbursed by Management (Note B)	(930)	(2)	(6)	(699)	(162)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	(1)	—	(2)	—
Total net expenses	893	10,360	5,715	114,022	2
Net investment income (loss)	$658	$24,037	$3,747	$93,433	$—

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(2,463)	14,645	67,908	530,955	(11)
Sales of investment securities of affiliated issuers	—	—	—	230,351	—
Foreign currency	(212)	(155)	1	(140)	(1)
Options written	—	501	—	—	—

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(8,971)	50,773	19,464	1,056,670	(80)
Affiliated investment securities	—	—	—	728,073	—
Foreign currency	—	4	—	—	—
Options written	—	(568)	—	—	—
Net gain (loss) on investments	(11,646)	65,200	87,373	2,545,909	(92)
Net increase (decrease) in net assets resulting from operations	$(10,988)	$89,237	$91,120	$2,639,342	$(92)

See Notes to Financial Statements

GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
For the Period from June 30, 2011 (Commencement of Operations) to August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011

(159)	(3)	(295)	(1,106)	(226)
—	—	—	—	—
—	—	—	—	—
34	10,878	5,424	2,094	1,880
$(4)	$8,382	$2,659	$4,342	$2,826

(84)	103,471	40,623	9,187	10,415
—	—	—	—	—
(12)	(283)	(469)	(504)	(222)
—	—	—	—	—

(1,009)	91,106	10,376	1,380	8,797
—	—	—	—	—
(1)	118	(15)	(4)	5
—	—	—	—	—
(1,106)	194,412	50,515	10,059	18,995
$(1,110)	$202,794	$53,174	$14,401	$21,821

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND
	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011

Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$773	$6,306	$32	$3,140	$1,012
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	6	31	—	41	4
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	—	(20)	—	(9)	(8)
Total income	$779	$6,317	$32	$3,172	$1,008

Expenses:
Investment management fees (Note B)	1,013	3,239	8	3,042	367
Administration fees (Note B)	72	366	1	343	37
Administration fees (Note B):
Investor Class	—	28	—	696	—
Trust Class	—	—	—	96	—
Advisor Class	—	—	—	25	—
Institutional Class	101	463	1	149	55
Class A	9	87	—	41	1
Class C	4	77	—	1	—
Class R3	—	1	—	1	—
Distribution fees (Note B):
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	19	—
Class A	12	108	—	52	1
Class C	22	386	—	5	2
Class R3	—	1	—	1	—
Shareholder servicing agent fees:
Investor Class	—	27	—	379	—
Trust Class	—	—	—	6	—
Advisor Class	—	—	—	3	—
Institutional Class	11	58	—	17	14
Class A	3	20	2	6	—
Class C	1	8	2	1	—
Class R3	—	—	—	—	—
Organization expense (Note A)	—	—	—	—	—
Audit fees	23	23	58	23	23
Custodian fees (Note A)	72	190	20	196	45
Insurance expense	4	32	—	38	4
Legal fees	68	82	90	73	71
Registration and filing fees	49	128	30	101	43
Reimbursement of expenses previously assumed by Management (Note B)	—	4	—	12	—
Shareholder reports	17	81	14	110	19
Trustees' fees and expenses	55	55	55	55	55
Interest expense (Note E)	—	—	—	—	4
Miscellaneous	10	51	2	60	7
Total expenses	1,546	5,515	283	5,551	748

See Notes to Financial Statements

PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND
For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011

$32,728	$4,767	$1,621	$1,020	$602
—	—	—	—	—
123	15	6	12	5
—	—	—	—	—
(875)	(52)	(9)	(3)	(8)
$31,976	$4,730	$1,618	$1,029	$599

11,724	2,215	558	397	1,870
1,514	166	61	43	132

2,738	—	114	—	147
1,943	641	140	—	80
1,307	—	—	—	36
178	61	2	23	100
1	34	1	66	3
—	7	—	27	—
—	—	—	—	—

571	189	41	—	23
961	—	—	—	26
2	42	1	83	4
1	36	1	134	2
—	1	—	—	1

860	—	53	—	96
62	77	27	—	15
55	—	—	—	5
18	9	1	4	14
2	17	2	22	3
2	4	2	5	—
2	2	2	—	—
—	—	—	—	—
58	60	23	56	23
454	121	94	49	142
225	11	12	6	20
77	82	73	75	74
141	107	100	51	108
—	—	—	—	—
334	92	48	23	101
55	55	55	55	55
—	—	—	—	—
244	29	30	11	30
23,529	4,058	1,441	1,130	3,110

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND
	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011

Expenses reimbursed by Management (Note B)	(311)	(293)	(271)	(112)	(128)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Total net expenses	1,235	5,222	12	5,439	620
Net investment income (loss)	$(456)	$1,095	$20	$(2,267)	$388

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	14,497	38,093	239	65,527	3,155
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	1	—	—	—
Options written	—	—	—	—	—

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(11,232)	41,586	8	60,375	5,545
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	—
Options written	—	—	—	—	—
Net gain (loss) on investments	3,265	79,680	247	125,902	8,700
Net increase (decrease) in net assets resulting from operations	$2,809	$80,775	$267	$123,635	$9,088

See Notes to Financial Statements

PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND
For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011	For the Year Ended August 31, 2011

(5)	(1,338)	(83)	(277)	(752)
—	—	(112)	—	—
—	—	—	—	—
23,524	2,720	1,246	853	2,358
$8,452	$2,010	$372	$176	$(1,759)

260,260	14,550	12,321	6,095	51,081
—	—	—	—	—
(24)	—	—	—	—
—	—	—	—	—

65,283	11,482	7,548	4,810	7,233
—	—	—	—	—
4	—	—	—	—
—	—	—	—	—
325,523	26,032	19,869	10,905	58,314
$333,975	$28,042	$20,241	$11,081	$56,555

SOCIALLY RESPONSIVE FUND
For the Year Ended August 31, 2011

Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$24,837
Dividend income—affiliated issuers (Note F)	—
Interest income—unaffiliated issuers	37
Interest income—affiliated issuers (Note F)	—
Foreign taxes withheld	(494)
Total income	$24,380

Expenses:
Investment management fees (Note B)	7,538
Administration fees (Note B)	925
Administration fees (Note B):
Investor Class	1,421
Trust Class	1,636
Advisor Class	—
Institutional Class	267
Class A	84
Class C	17
Class R3	7
Distribution fees (Note B):
Trust Class	481
Advisor Class	—
Class A	106
Class C	84
Class R3	17
Shareholder servicing agent fees:
Investor Class	543
Trust Class	76
Advisor Class	—
Institutional Class	29
Class A	28
Class C	6
Class R3	1
Organization expense (Note A)	—
Audit fees	23
Custodian fees (Note A)	374
Insurance expense	99
Legal fees	82
Registration and filing fees	123
Reimbursement of expenses previously assumed by Management (Note B)	48
Shareholder reports	212
Trustees' fees and expenses	55
Interest expense (Note E)	—
Miscellaneous	166
Total expenses	14,448

See Notes to Financial Statements

SOCIALLY RESPONSIVE FUND
For the Year Ended August 31, 2011

Expenses reimbursed by Management (Note B)	(13)
Investment management fees waived (Note B)	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—
Total net expenses	14,435
Net investment income (loss)	$9,945

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	77,391
Sales of investment securities of affiliated issuers	—
Foreign currency	(304)
Options written	—

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	112,828
Affiliated investment securities	—
Foreign currency	137
Options written	—
Net gain (loss) on investments	190,052
Net increase (decrease) in net assets resulting from operations	$199,997

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND

	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Increase (Decrease) in Net Assets:

From Operations (Note A):
Net investment income (loss)	$658	$66	$24,037	$5,988
Net realized gain (loss) on investments	(2,675)	882	14,991	6,131
Change in net unrealized appreciation (depreciation) of investments	(8,971)	362	50,209	6,947
Net increase (decrease) in net assets resulting from operations	(10,988)	1,310	89,237	19,066

Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(41)	(17)	(12,641)	(1,568)
Class A	—	(6)	(12,923)	(2,468)
Class C	—	—	(3,415)	(389)
Class R3	—	—	(1)	(0)
Net realized gain on investments:
Institutional Class	(569)	(304)	—	—
Class A	(180)	(131)	—	—
Class C	(16)	(19)	—	—
Class R3	(1)	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(807)	(477)	(28,980)	(4,425)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	127,870	4,202	648,610	89,935
Class A	7,005	4,844	515,353	141,691
Class C	1,223	118	191,097	40,417
Class R3	—	30	163	30

See Notes to Financial Statements

FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011

$3,747	$3,432	$93,433	$(5,541)	$—
67,909	48,589	761,166	327,808	(12)
19,464	(61,312)	1,784,743	405,880	(80)
91,120	(9,291)	2,639,342	728,147	(92)

(2,980)	(4,238)	—	—	—
(108)	(186)	—	—	—
(57)	(102)	—	—	—
(0)	—	—	—	—
(0)	—	—	—	—
(0)	—	—	—	—
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(3,145)	(4,526)	—	—	—

4,465	7,024	411,792	368,995	—
1,882	3,571	609,606	545,267	—
1,052	1,328	218,796	160,779	—
5,659	30	1,414,762	995,196	900
489	30	—	—	68
263	30	—	—	50
—	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	557	321	8,064	665
Class A	175	131	11,201	1,997
Class C	4	19	1,543	139
Class R3	1	—	1	—
Proceeds from conversion of Trust Class shares (Note G):
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(18,015)	(166)	(78,082)	(13,484)
Class A	(7,828)	(1,588)	(166,272)	(18,707)
Class C	(92)	(231)	(11,301)	(2,005)
Class R3	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	8	1	—	—
Class A	1	1	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note G)
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	110,909	7,682	1,120,377	240,678

Voluntary Contribution from Management (Note B)	—	—	—	—

Net Increase (Decrease) in Net Assets	99,114	8,515	1,180,634	255,319

Net Assets:
Beginning of year	14,620	6,105	321,491	66,172
End of year	$113,734	$14,620	$1,502,125	$321,491
Undistributed net investment income (loss) at end of year	$413	$—	$483	$5,312
Distributions in excess of net investment income at end of year	$—	$(22)	$—	$—

See Notes to Financial Statements

FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011

2,599	3,709	—	—	—
101	182	—	—	—
56	100	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—

(65,924)	(59,627)	(557,618)	(357,889)	—
(6,321)	(8,171)	(1,124,133)	(1,002,217)	—
(2,423)	(3,737)	(186,185)	(148,456)	—
(313)	—	(1,099,210)	(998,452)	—
(106)	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—
(58,521)	(55,531)	(312,190)	(436,777)	1,018

—	—	—	—	—

29,454	(69,348)	2,327,152	291,370	926

505,547	574,895	8,843,232	8,551,862	—
$535,001	$505,547	$11,170,384	$8,843,232	$926
$2,770	$3,144	$95,413	$(16)	$(1)
$—	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND		INTERNATIONAL FUND
	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Increase (Decrease) in Net Assets:

From Operations (Note A):
Net investment income (loss)	$(4)	$8,382	$3,929	$2,659	$3,359
Net realized gain (loss) on investments	(96)	103,188	5,662	40,154	22,039
Change in net unrealized appreciation (depreciation) of investments	(1,010)	91,224	68,334	10,361	8,250
Net increase (decrease) in net assets resulting from operations	(1,110)	202,794	77,925	53,174	33,648

Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	(3,466)	(4,777)	(2,185)	(2,021)
Trust Class	—	(310)	(413)	(1,529)	(1,558)
Advisor Class	—	—	(1)	—	—
Institutional Class	—	(36)	(1)	—	—
Class A	—	(22)	(9)	—	—
Class C	—	(1)	(0)	—	—
Class R3	—	(1)	(0)	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	(776)
Trust Class	—	—	—	—	(661)
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Total distributions to shareholders	—	(3,836)	(5,201)	(3,714)	(5,016)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	32,695	29,249	10,846	7,515
Trust Class	—	33,092	18,549	18,131	18,054
Advisor Class	—	117	95	—	—
Institutional Class	29,484	36,674	4,645	—	—
Class A	171	10,427	5,973	830	—
Class C	77	800	395	57	—
Class R3	—	473	—	—	—

See Notes to Financial Statements

INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

$4,342	$3,264	$2,826	$1,646
8,683	8,663	10,193	1,203
1,376	5,823	8,802	1,227
14,401	17,750	21,821	4,076

—	—	—	—
—	—	(161)	(333)
—	—	—	—
(3,471)	(3,179)	(1,114)	(1,013)
—	—	(62)	(72)
—	—	(8)	(6)
—	—	(0)	(1)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(3,471)	(3,179)	(1,345)	(1,425)

—	—	—	—
—	—	5,989	4,570
—	—	—	—
180,832	19,694	50,530	64,193
—	—	3,705	6,921
—	—	1,030	1,241
—	—	35	3

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND		INTERNATIONAL FUND
	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Proceeds from reinvestment of dividends and distributions:
Investor Class	—	3,241	4,474	1,940	2,383
Trust Class	—	297	412	1,448	2,041
Advisor Class	—	—	—	—	—
Institutional Class	—	31	—	—	—
Class A	—	22	9	—	—
Class C	—	1	—	—	—
Class R3	—	—	—	—	—
Proceeds from conversion of Trust Class shares (Note G):
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	(127,037)	(107,774)	(45,429)	(60,498)
Trust Class	—	(24,645)	(16,152)	(73,573)	(73,098)
Advisor Class	—	(109)	(170)	—	—
Institutional Class	(966)	(6,573)	(326)	—	—
Class A	—	(3,569)	(2,798)	(26)	—
Class C	—	(110)	(64)	—	—
Class R3	—	(115)	—	—	—
Redemption fees retained:
Investor Class	—	—	—	2	6
Trust Class	—	—	—	1	6
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note G)
Institutional Class	—	—	—	—	—
Net increase (decrease) from Fund share transactions	28,766	(44,288)	(63,483)	(85,773)	(103,591)

Voluntary Contribution from Management (Note B)	—	—	—	2,721	—

Net Increase (Decrease) in Net Assets	27,656	154,670	9,241	(33,592)	(74,959)

Net Assets:
Beginning of year	—	956,959	947,718	335,299	410,258
End of year	$27,656	$1,111,629	$956,959	$301,707	$335,299
Undistributed net investment income (loss) at end of year	$(16)	$8,092	$3,829	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$(951)	$(1,123)

See Notes to Financial Statements

INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

—	—	—	—
—	—	148	320
—	—	—	—
3,456	3,168	1,079	998
—	—	60	69
—	—	2	1
—	—	—	1
—	—	—	—
—	—	—	—
—	—	—	—
—	—	(19,007)	(7,414
—	—	—	—
(20,693)	(93,157)	(34,663)	(4,664)
—	—	(9,229)	(1,869)
—	—	(664)	(129)
—	—	(24)	—
—	—	—	—
—	—	—	—
—	2	2	1
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
163,595	(70,293)	(1,007)	64,242
—	—	—	—
174,525	(55,722)	19,469	66,893
168,072	223,794	168,006	101,113
$342,597	$168,072	$187,475	$168,006
$—	$—	$1,446	$175
$—	$(399)	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Year Ended August 31, 2011	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Increase (Decrease) in Net Assets:

From Operations (Note A):
Net investment income (loss)	$(456)	$92	$1,095	$1,277	$20	$12
Net realized gain (loss) on investments	14,497	1,351	38,094	260	239	74
Change in net unrealized appreciation (depreciation) of investments	(11,232)	(6,647)	41,586	(17,073)	8	(95)
Net increase (decrease) in net assets resulting from operations	2,809	(5,204)	80,775	(15,536)	267	(9)

Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(3)	(6)	—	—
Trust Class	—	—	—	—	—	(32)
Advisor Class	—	—	—	—	—	—
Institutional Class	(280)	—	(1,073)	(400)	(11)	—
Class A	(5	—	(17)	—	—	—
Class C	(0)	—	—	—	—	—
Class R3	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(3,436)	—	—	—	—	—
Class A	(72)	—	—	—	—	—
Class C	(3)	—	—	—	—	—
Class R3	—	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Total distributions to shareholders	(3,796)	—	(1,093)	(406)	(11)	(32)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	5,825	3,226	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	41,002	3,148	274,226	389,464	1,833	—
Class A	11,755	730	30,062	40,400	365	—
Class C	7,696	50	10,912	14,048	31	—
Class R3	—	—	379	—	—	—

See Notes to Financial Statements

MID CAP GROWTH FUND		MULTI-CAP OPPORTUNITIES FUND
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

$(2,267)	$(2,213)	$388	$257
65,527	44,583	3,155	393
60,375	25,565	5,545	(4,095)
123,635	67,935	9,088	(3,445
—	—	—	—
—	—	—	—
—	—	—	—
—	—	(363)	(31
—	—	(1)	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	(364)	(31)
10,733	7,186	—	—
8,510	10,390	—	—
4,083	1,982	—	—
62,788	130,572	69,807	53,199
16,606	15,612	559	515
405	231	155	69
747	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Year Ended August 31, 2011	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	3	6	—	—
Trust Class	—	—	—	—	—	32
Advisor Class	—	—	—	—	—	—
Institutional Class	3,704	—	763	196	11	—
Class A	77	—	14	—	—	—
Class C	2	—	—	—	—	—
Class R3	—	—	—	—	—	—
Proceeds from conversion of Trust Class shares (Note G):
Trust Class	—	—	—	—	—	(1,400)
Institutional Class	—	—	—	—	—	1,400
Payments for shares redeemed:
Investor Class	—	—	(3,962)	(3,876)	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(12,601)	(10,019)	(120,864)	(46,220)	(677)	—
Class A	(2,413)	(52)	(30,147)	(74,960)	—	—
Class C	(1,008)	—	(10,420)	(8,903)	—	—
Class R3	—	—	(126)	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note G)
Institutional Class	—	92,968	—	—	—	—
Net increase (decrease) from Fund share transactions	48,214	86,825	156,665	313,381	1,563	32

Voluntary Contribution from Management (Note B)	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets	47,227	81,621	236,347	297,439	1,819	(9)

Net Assets:
Beginning of year	81,621	—	422,039	124,600	1,207	1,216
End of year	$128,848	$81,621	$658,386	$422,039	$3,026	$1,207
Undistributed net investment income (loss) at end of year	$—	$93	$1,001	$991	$20	$11
Distributions in excess of net investment income at end of year	$(179)	$—	$—	$—	$—	$—

See Notes to Financial Statements

MID CAP GROWTH FUND		MULTI-CAP OPPORTUNITIES FUND
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

—	—	—	—
—	—	—	31
—	—	—	—
—	—	16	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	(1,800)
—	—	—	1,800)
(45,446)	(38,004)	—	—
(8,218)	(7,469)	—	(1,500)
(2,007)	(4,328)	—	—
(99,978)	(183,352)	(34,607)	(4,216
(9,011)	(1,451)	(744)	(186
(62)	(67)	—	—
(356)	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(61,206)	(68,698)	35,186	47,912
—	—	—	—
62,429	(763)	43,910	44,436
450,226	450,989	47,555	3,119
$512,655	$450,226	$91,465	$47,555
$—	$—	$204	$257
$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	PARTNERS FUND		REAL ESTATE FUND		REGENCY FUND
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Increase (Decrease) in Net Assets:

From Operations (Note A):
Net investment income (loss)	$8,452	$2,738	$2,010	$1,779	$372	$101
Net realized gain (loss) on investments	260,236	(7,213)	14,550	10,105	12,321	3,299
Change in net unrealized appreciation (depreciation) of investments	65,287	82,978	11,482	15,288	7,548	(787)
Net increase (decrease) in net assets resulting from operations	333,975	78,503	28,042	27,172	20,241	2,613

Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(1,651)	(8,029)	—	—	(65)	(336)
Trust Class	(41	(4,115)	(3,358)	(1,439)	(43)	(257)
Advisor Class	—	(2,659)	—	—	—	—
Institutional Class	(512)	(1,236)	(1,252)	(239)	(3)	—
Class A	(1)	—	(238)	(0)	(0)	—
Class C	(0)	—	(33)	(0)	—	—
Class R3	(0)	—	(2)	(0)	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	(395)	—	—
Institutional Class	—	—	—	(65)	—	—
Class A	—	—	—	(0)	—	—
Class C	—	—	—	(0)	—	—
Class R3	—	—	—	(0)	—	—
Total distributions to shareholders	(2,205)	(16,039)	(4,883)	(2,138)	(111)	(593)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	74,334	138,438	—	—	7,185	28,267
Trust Class	38,654	100,153	138,594	81,532	5,314	85,347
Advisor Class	42,986	71,790	—	—	—	—
Institutional Class	96,923	41,170	108,485	17,701	3,620	1,022
Class A	3,028	35	44,074	543	1,432	30
Class C	40	30	8,984	137	93	35
Class R3	—	30	355	30	124	30

See Notes to Financial Statements

SELECT EQUITIES FUND		SMALL CAP GROWTH FUND
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

$176	$218	$(1,759)	$(1,845)
6,095	3,708	51,081	34,610
4,810	(4,906)	7,233	(23,308)
11,081	(980)	56,555	9,457
—	—	—	—
—	—	—	—
—	—	—	—
(165)	(60)	—	—
(75)	(117)	—	—
—	—	—	—
—	—	—	—
(588)	(195)	—	—
(936)	(818)	—	—
(374)	(184)	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(2,138)	(1,374)	—	—
—	—	5,673	68,483
—	—	4,236	7,814
—	—	3,396	3,953
15,320	17,277	24,584	94,869
11,389	30,804	2,105	652
2,667	6,357	183	69
—	—	18	1

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	PARTNERS FUND		REAL ESTATE FUND		REGENCY FUND
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Proceeds from reinvestment of dividends and distributions:
Investor Class	1,578	7,676	—	—	62	319
Trust Class	40	3,880	3,267	1,789	41	245
Advisor Class	—	2,499	—	—	—	—
Institutional Class	494	1,199	643	49	3	—
Class A	1	—	207	—	—	—
Class C	—	—	21	—	—	—
Class R3	—	—	2	—	—	—
Proceeds from conversion of Trust Class shares (Note G):
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(268,716)	(332,108)	—	—	(26,056)	(20,055)
Trust Class	(251,604)	(192,603)	(72,565)	(41,057)	(72,798)	(30,468)
Advisor Class	(126,640)	(119,450)	—	—	—	—
Institutional Class	(61,130)	(59,013)	(17,479)	(2,130)	(517)	(258)
Class A	(1,356)	—	(8,698)	(4)	(134)	—
Class C	—	—	(770)	—	(10)	—
Class R3	—	—	(39)	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	83	24	—	—
Institutional Class	—	—	27	4	—	—
Class A	—	—	7	—	—	—
Class C	—	—	1	—	—	—
Class R3	—	—	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note G)
Institutional Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(451,368)	(336,274)	205,199	58,618	(81,641)	64,514

Voluntary Contribution from Management (Note B)	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets	(119,598)	(273,810)	228,358	83,652	(61,511)	66,534
Net Assets:
Beginning of year	2,227,007	2,500,817	150,038	66,386	137,178	70,644
End of year	$2,107,409	$2,227,007	$378,396	$150,038	$75,667	$137,178
Undistributed net investment income (loss) at end of year	$8,175	$2,192	$—	$—	$295	$47
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

SELECT EQUITIES FUND		SMALL CAP GROWTH FUND
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

—	—	—	—
—	—	—	—
—	—	—	—
653	188	—	—
915	669	—	—
237	126	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	(38,006)	(152,060)
—	—	(13,552)	(23,125)
—	—	(8,117)	(6,446)
(8,413	(5,470)	(30,528)	(11,722)
(24,490)	(30,981)	(1,630)	(246)
(2,924)	(1,752)	(11)	(4)
—	—	(5)	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(4,646)	17,218	(51,654)	(17,762)
—	—	—	—
4,297	14,864	4,901	(8,305)
67,131	52,267	190,405	198,710
$71,428	$67,131	$195,306	$190,405
$50	$114	$—	$—
$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2011	Year Ended August 31, 2010

Increase (Decrease) in Net Assets:

From Operations (Note A):
Net investment income (loss)	$9,945	$2,647
Net realized gain (loss) on investments	77,087	(19,522)
Change in net unrealized appreciation (depreciation) of investments	112,965	113,650
Net increase (decrease) in net assets resulting from operations	199,997	96,775

Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(921)	(1,891)
Trust Class	(696)	(1,213)
Advisor Class	—	—
Institutional Class	(765)	(412)
Class A	(104)	(24)
Class C	(6)	(6)
Class R3	(4)	(0)
Net realized gain on investments:
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Tax Return of Capital:
Investor Class	—	—
Trust Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Total distributions to shareholders	(2,496)	(3,546)

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	139,144	72,265
Trust Class	164,774	86,558
Advisor Class	—	—
Institutional Class	281,194	98,699
Class A	71,454	12,643
Class C	10,253	3,521
Class R3	10,856	176

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2011	Year Ended August 31, 2010

Proceeds from reinvestment of dividends and distributions:
Investor Class	867	1,743
Trust Class	687	1,197
Advisor Class	—	—
Institutional Class	718	390
Class A	86	20
Class C	4	4
Class R3	3	—
Proceeds from conversion of Trust Class shares (Note G):
Trust Class	—	—
Institutional Class	—	—
Payments for shares redeemed:
Investor Class	(187,556)	(148,755)
Trust Class	(101,822)	(68,082)
Advisor Class	—	—
Institutional Class	(51,612)	(14,994)
Class A	(7,369)	(1,077)
Class C	(695)	(190)
Class R3	(1,046)	—
Redemption fees retained:
Investor Class	—	—
Trust Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Proceeds from shares issued in connection with the Reorganization (Note G)
Institutional Class	—	—
Net increase (decrease) from Fund share transactions	329,940	44,118

Voluntary Contribution from Management (Note B)	—	—

Net Increase (Decrease) in Net Assets	527,441	137,347

Net Assets:
Beginning of year	1,121,524	984,177
End of year	$1,648,965	$1,121,524
Undistributed net investment income (loss) at end of year	$9,638	$2,492
Distributions in excess of net investment income at end of year	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Funds are separate operating series of the Trust, each of which (except Focus, Large Cap Disciplined Growth, Multi-Cap Opportunities, Real Estate, and Select Equities) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, and eleven offer Class R3 shares. During the fiscal years ended August 31, 2009 and 2010, certain of the Funds and share classes participated in Fund reorganizations and share class conversions, as described in Note G. Intrinsic Value had no operations until May 10, 2010 other than matters relating to its organization and registration of shares under the 1933 Act. Each of Global Equity and Global Thematic Opportunities had no operations until June 30, 2011, other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3
Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2011 were $632,597, $856,245, $2,529,700, $10,395, $255,696, $6,099, $161,332, $2,349, $678,468, $87,920, $11,346 and $155,889 for Focus, Genesis, Guardian, International, Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities, Partners, Regency, Small Cap Growth, and Socially Responsive, respectively.

5
Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except Global Equity and Global Thematic Opportunities, to continue to, and the intention of

Global Equity and Global Thematic Opportunities to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008-2010. As of August 31, 2011, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2011, permanent differences resulting primarily from different book and tax accounting for net operating losses, convertible preferred stock income adjustments, contingent payment debt instrument basis adjustments, premium amortization adjustments, partnership and grantor trust income adjustments, foreign capital gains tax, foreign currency gains and losses, capital gain tax adjustments, non-deductible 12b-1 fees, non-taxable distributions from stocks, passive foreign investment companies gains and losses, distribution redesignations, excise taxes, distributions in excess of earnings, voluntary contribution from Management, capital loss carryforwards expiring and characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund.

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

	Distributions Paid From:
	Ordinary Income				Long-Term Capital Gain				Return of Capital				Total
	2011		2010		2011		2010		2011		2010		2011		2010
Emerging Markets Equity	$260,779		$401,423		$546,041		$75,247		$—		$—		$806,820		$476,670
Equity Income	28,980,423		4,424,691		—		—		—		—		28,980,423		4,424,691
Focus	3,145,492		4,526,117		—		—		—		—		3,145,492		4,526,117
Genesis	—		—		—		—		—		—		—		—
Global Equity	—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—
Global Thematic Opportunities	—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—
Guardian	3,835,761		5,201,382		—		—		—		—		3,835,761		5,201,382
International	3,714,343		3,578,758		—		—		—		1,437,207		3,714,343		5,015,965
International Institutional	3,471,677		3,178,503		—		—		—		—		3,471,677		3,178,503
International Large Cap	1,345,152		1,424,898		—		—		—		—		1,345,152		1,424,898
Intrinsic Value	773,419		—	(1)	3,022,518		—	(1)	—		—	(1)	3,795,937		—	(1)
Large Cap Disciplined Growth	1,092,590		406,207		—		—		—		—		1,092,590		406,207
Large Cap Value	11,626		31,594		—		—		—		—		11,626		31,594
Mid Cap Growth	—		—		—		—		—		—		—		—

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2011	2010	2011	2010	2011	2010	2011	2010
Multi-Cap Opportunities	$363,704	$30,769	$—	$—	$—	$—	$363,704	$30,769
Partners	2,204,971	16,039,409	—	—	—	—	2,204,971	16,039,409
Real Estate	4,883,092	1,678,446	—	—	—	459,930	4,883,092	2,138,376
Regency	111,346	593,129	—	—	—	—	111,346	593,129
Select Equities	742,451	1,374,065	1,396,018	—	—	—	2,138,469	1,374,065
Small Cap Growth	—	—	—	—	—	—	—	—
Socially Responsive	2,495,671	3,545,308	—	—	—	—	2,495,671	3,545,308

(1)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

(2)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

As of August 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Emerging Markets Equity	$473,824	$—	$(7,691,103)	$(2,350,693)	$(9,567,972)
Equity Income	22,508,822	8,721,248	41,518,854	—	72,748,924
Focus	2,769,981	—	(1,692,662)	(21,392,569)	(20,315,250)
Genesis	95,412,913	267,424,521	3,962,756,337	—	4,325,593,771
Global Equity	80,952	—	(79,632)	(10,687)	(9,367)
Global Thematic Opportunities	54,121	—	(1,009,516)	(83,421)	(1,038,816)
Guardian	8,092,053	—	159,617,821	(20,164,603)	147,545,271
International	—	—	40,196,884	(186,317,494)	(146,120,610)
International Institutional	351,154	—	11,041,023	(163,149,817)	(151,757,640)
International Large Cap	1,500,609	—	14,153,254	(58,924,403)	(43,270,540)
Intrinsic Value	272,509	11,965,170	(6,652,845)	—	5,584,834
Large Cap Disciplined Growth	1,018,098	29,354,946	36,096,549	—	66,469,593
Large Cap Value	19,482	—	18,300	(892,397)	(854,615)
Mid Cap Growth	—	—	142,762,663	(22,285,281)	120,477,382
Multi-Cap Opportunities	3,477,311	—	1,650,745	(961,752)	4,166,304
Partners	8,174,851	—	263,414,206	(306,123,055)	(34,533,998)
Real Estate	—	—	36,219,985	(4,206,035)	32,013,950
Regency	295,716	—	5,478,593	(14,376,355)	(8,602,046)
Select Equities	2,880,122	2,544,303	3,836,827	—	9,261,252
Small Cap Growth	—	—	16,872,210	(63,288,381)	(46,416,171)
Socially Responsive	9,638,034	—	173,352,904	(96,475,584)	86,515,354

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, partnership and Trust basis adjustments, common stock basis adjustments, capital loss carryforwards, post October loss deferrals, return of capital basis adjustments, organization expenses, passive foreign investment companies, contingent payment debt instrument basis adjustments, premium amortization accruals, forward contracts mark to market, non-taxable dividend adjustments and convertible preferred stock basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Under current tax law, the use of a fund's capital loss carryforwards to offset future gains may be limited. As determined at August 31, 2011, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2016	2017	2018
Focus	$—	$—	$21,392,569
Global Equity(1)	—	—	—
Global Thematic Opportunities(1)	—	—	—
Guardian	—	—	20,164,603
International	—	71,736,235	114,232,268
International Institutional	—	85,006,896	78,142,921
International Large Cap	—	22,763,951	36,160,452
Large Cap Value	—	67,547	824,850
Mid Cap Growth	—	21,093,068	1,192,213
Partners	—	—	306,123,055
Real Estate	—	448,804	3,757,231
Regency	—	—	14,376,355
Small Cap Growth	9,147,497	32,917,417	21,223,467
Socially Responsive	—	3,751,904	92,723,680

During the year ended August 31, 2011, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Multi-Cap Opportunities, Partners, Real Estate, Regency, Small Cap Growth and Socially Responsive utilized capital loss carryforwards of $2,031,705, $69,325,127, $496,278,745, $103,470,963, $37,756,396, $8,654,396, $9,826,037, $6,222,796, $247,930, $65,790,559, $780,067, $223,883,133, $11,873,491, $10,766,690, $49,649,524 and $61,949,002, respectively. During the year ended August 31, 2011, Mid Cap Growth had capital loss carryforwards expire during the year of $36,905,067.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

(1)
At August 31, 2011, Global Equity and Global Thematic Opportunities each had capital loss carryforwards of $10,687 and $83,421, respectively, that are short-term in character and that can be carried forward indefinitely. These capital loss carryforwards will be treated as occurring on the first day of the following fiscal year of each Fund.

Under current tax law, certain net capital, net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2011, the Funds elected to defer the following:

	Post October Capital Loss Deferral	Post October Currency Loss Deferral
Emerging Markets Equity	$2,350,693	$—
International	—	348,991
Multi-Cap Opportunities	961,752	—

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for securities domiciled in India. At August 31, 2011, this amounted to $23,903, which is reflected in accrued expenses and other payables in the Statement of Assets and Liabilities.

7
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Real Estate and Regency to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Real Estate and Regency are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Equity Income, Real Estate and Regency until the following calendar year. At August 31, 2011, Equity Income, Real Estate and Regency estimated these amounts within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. For the year ended August 31, 2011, the character of distributions paid to shareholders of Equity Income, Real Estate and Regency disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Real Estate and Regency together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of Equity Income's, Real Estate's and Regency's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Real Estate and Regency learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Real Estate and Regency of the actual breakdown of distributions paid to Equity Income, Real Estate and Regency during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Real Estate and Regency to reflect actual results. As a result, the composition of Equity Income's, Real Estate's and Regency's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Real Estate and Regency shareholders on IRS Form 1099DIV.

8
Organization expenses: Costs incurred by each of Global Equity and Global Thematic Opportunities in connection with its organization, which amounted to $83,115 and $71,218, respectively, have been expensed as incurred.

9
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10
Redemption of fund shares: Prior to June 1, 2011, each class of Emerging Markets Equity, International, International Institutional, and International Large Cap charged a redemption fee of 2%, and each class of Real Estate charged a redemption fee of 1%, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of June 1, 2011, the Funds no longer charged a redemption fee. All redemption fees were paid to and recorded by each Fund as paid-in capital. For the year ended August 31, 2011, Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate received $9,571, $2,769, $0, $1,681 and $118,130, respectively, in redemption fees.

11
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12
Derivative instruments: During the year ended August 31, 2011, certain of the Funds' use of derivatives, as described below, was limited to written option transactions and purchased option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

  When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used to generate incremental cash for Equity Income for the year ended August 31, 2011. Written option transactions for Equity Income for the year ended August 31, 2011 were:

Equity Income

	Put Options		Call Options
	Number	Value When Written	Number	Value When Written
Contracts outstanding 8/31/2010	—	$—	60,600	$77,000
Contracts written	108,000	190,000	690,200	1,054,000
Contracts expired	—	—	(45,300)	(51,000)
Contracts exercised	(20,000)	(21,000)	(45,000)	(67,000)
Contracts closed	(63,000)	(106,000)	(494,300)	(733,000)
Contracts outstanding 8/31/2011	25,000	$63,000	166,200	$280,000

Premiums paid by a Fund upon purchasing a covered call option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used for hedging purposes for Partners for the year ended August 31, 2011. There were no purchased options outstanding at August 31, 2011. Purchased option transactions for Partners for the year ended August 31, 2011 were:

Partners

Call Options
	Number	Value When Purchased
Contracts outstanding 8/31/2010	—	$—
Contracts purchased	200,000	430,000
Contracts expired	—	—
Contracts exercised	—	—
Contracts closed	(200,000)	(430,000)
Contracts outstanding 8/31/2011	—	$—

At August 31, 2011, Equity Income had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Contracts Risk	Statements of Assets and Liabilities Location
Option Contracts Written	$899,000	Option contracts
Total Value	$899,000	written, at value

The impact of the use of these derivative instruments on the Statements of Operations during the year ended August 31, 2011 was as follows:

Realized Gain (Loss)

Equity Income	Equity Contracts Risk	Statements of Operations Location
Option Contracts Written	$501,000	Net realized gain
Total Realized Gain (Loss)	$501,000	(loss) on options written

Partners

		Net realized gain
Option Contracts Purchased	$(259,000)	(loss) on sales of
Total Realized Gain (Loss)	$(259,000)	investment securities of unaffiliated issuers

Change in Appreciation (Depreciation)

Equity Income	Equity Contracts Risk	Statements of Operations Location
		Change in net
Option Contracts Written	$(568,000)	unrealized appreciation
Total Change in Appreciation (Depreciation)	$(568,000)	(depreciation) in value of options written

For the year ended August 31, 2011, Equity Income had an average market value of $400,800 in written options.

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income and Partners, did not hold any derivative instruments during the year ended August 31, 2011 that require additional disclosures pursuant to ASC 815.

13
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14
Expense offset arrangement: Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2011, the impact of this arrangement was a reduction of expenses of $29, $657, $15, $1,683, $0, $1, $25, $33, $21, $19, $11, $44, $0, $11, $13, $146, $25, $3, $16, $46 and $120 for Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Thematic Opportunities, Guardian, International, International Institutional, International Large Cap, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Multi-Cap Opportunities, Partners, Real Estate, Regency, Select Equities, Small Cap Growth, and Socially Responsive, respectively.

15	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International and International Institutional:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Partners, Regency(1), Select Equities, and Socially Responsive:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Global Thematic Opportunities:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%

(1)
Management has voluntarily agreed to waive its management fee in the amount of 0.11% of the average daily net assets of Regency (0.15% as of September 1, 2011). Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the year ended August 31, 2011, such waived fees amounted to $111,501 for Regency.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A, Class C and Class R3 pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Large Cap, Partners, Real Estate, Regency, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund, and Class A, Class C and Class R3 of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of each of International, Large Cap Disciplined Growth, Regency and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. The Institutional Class of each of Equity Income, Large Cap Value and Multi-Cap Opportunities has agreed to repay the fees and expenses forgone or reimbursed for that Fund's Trust Class prior to June 9, 2008, April 19, 2010 and December 21, 2009, respectively, provided that the repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. During the year ended August 31, 2011, the Institutional Class of Equity Income, Class A of Equity Income, Class C of Equity Income, the Advisor Class of Guardian, the Institutional Class of Guardian, the Investor Class of Large Cap Disciplined Growth, the Advisor Class of Mid Cap Growth, the Institutional Class of Socially Responsive, and Class R3 of Socially Responsive reimbursed Management $149,546, $14,135, $15,773, $933, $1,957,

$4,009, $11,836, $47,340, and $309, respectively, under its contractual expense limitation agreement. At August 31, 2011, contingent liabilities to Management under the agreement were as follows:

				Expenses Deferred In Fiscal Period Ending, August 31,
				2009		2010		2011
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2012		2013		2014
Emerging Markets Equity Fund Institutional Class	1.25%		8/31/14	$371,874	(3)	$337,197		$800,846
Emerging Markets Equity Fund Class A	1.50%		8/31/14	56,747	(3)	191,189		114,075
Emerging Markets Equity Fund Class C	2.25%		8/31/14	19,340	(3)	11,530		13,198
Emerging Markets Equity Fund Class R3	1.91%		8/31/14	—		2,284	(14)	2,132
Equity Income Fund Institutional Class	0.80%		8/31/14	18,095		105,290		—
Equity Income Fund Class A	1.16%		8/31/14	307,047		177,324		—
Equity Income Fund Class C	1.91%		8/31/14	5,564		39,060		—
Equity Income Fund Class R3	1.41%		8/31/14	—		2,040	(14)	1,618
Focus Fund Trust Class	1.50%		8/31/14	—		—		—
Focus Fund Advisor Class	1.50%		8/31/21	—		—		—
Focus Fund Institutional Class	0.75%		8/31/14	—		2,035	(14)	2,813
Focus Fund Class A	1.11%		8/31/14	—		2,035	(14)	1,836
Focus Fund Class C	1.86%		8/31/14	—		2,036	(14)	1,723
Genesis Fund Trust Class	1.50%		8/31/14	—		—		—
Genesis Fund Advisor Class	1.50%		8/31/21	—		—		—
Genesis Fund Institutional Class	0.85%		8/31/21	510,447		783,406		699,320
Global Equity Fund Institutional Class	1.15%		8/31/14	—		—		140,976	(17)
Global Equity Fund Class A	1.51%		8/31/14	—		—		11,381	(17)
Global Equity Fund Class C	2.26%		8/31/14	—		—		9,265	(17)
Global Thematic Opportunities Fund Institutional Class	1.25%		8/31/14	—		—		154,263	(17)
Global Thematic Opportunities Fund Class A	1.61%		8/31/14	—		—		2,585	(17)
Global Thematic Opportunities Fund Class C	2.36%		8/31/14	—		—		2,176	(17)
Guardian Fund Trust Class	1.50%		8/31/14	—		—		—
Guardian Fund Advisor Class	1.50%		8/31/21	20,599		6,275		—
Guardian Fund Institutional Class	0.75%		8/31/14	—	(6)	7		—
Guardian Fund Class A	1.11%		8/31/14	633	(6)	2,942		2,166
Guardian Fund Class C	1.86%		8/31/14	603	(6)	1,149		296
Guardian Fund Class R3	1.36%		8/31/14	603	(6)	1,052		140
International Fund Investor Class	1.40%		8/31/14	—		16,392		290,850
International Fund Trust Class	2.00%		8/31/21	—		—		—
International Fund Class A	1.51%		8/31/14	—		—		2,210	(15)
International Fund Class C	2.26%		8/31/14	—		—		1,681	(15)
International Institutional Fund Institutional Class	0.85	%(2)	8/31/21	892,834		827,327		976,101

				Expenses Deferred In Fiscal Period Ending, August 31,
				2009		2010		2011
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2012		2013		2014
International Large Cap Fund Trust Class	1.25%		8/31/14	$118,494		$84,392		$36,362
International Large Cap Fund Institutional Class	0.90%		8/31/14	259,193		181,331		174,363
International Large Cap Fund Class A	1.30	%(2)	8/31/14	15,881		15,818		7,000
International Large Cap Fund Class C	2.00%		8/31/14	3,157		2,975		3,222
International Large Cap Fund Class R3	1.51%		8/31/14	642	(6)	1,177		283
Intrinsic Value Fund Institutional Class	1.00%		8/31/14	—		331,673	(13)	292,802
Intrinsic Value Fund Class A	1.36%		8/31/14	—		2,249	(13)	13,592
Intrinsic Value Fund Class C	2.11%		8/31/14	—		225	(13)	5,011
Large Cap Disciplined Growth Fund Investor Class	1.11	%(5)	8/31/15	110,752		14,102		—
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/14	40,802	(4)	236,837		235,665
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/14	120,878	(4)	79,451		35,879
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/14	57,300	(4)	46,889		21,490
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/14	679	(6)	1,123		258
Large Cap Value Fund Institutional Class	0.75	%(12)	8/31/14	258,534		187,742	(11)	254,006
Large Cap Value Fund Class A	1.11%		8/31/14	—		—		13,297	(16)
Large Cap Value Fund Class C	1.86%		8/31/14	—		—		3,825	(16)
Mid Cap Growth Fund Trust Class	1.50%		8/31/14	—		—		—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/21	12,953		—		—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/14	87,923		127,686		94,033
Mid Cap Growth Fund Class A	1.11%		8/31/14	625	(6)	6,744		16,201
Mid Cap Growth Fund Class C	1.86%		8/31/14	613	(6)	1,365		821
Mid Cap Growth Fund Class R3	1.36%		8/31/14	613	(6)	1,110		397
Multi-Cap Opportunities Fund Institutional Class	1.00	%(7)	8/31/14	146,100		218,745	(9)	126,524
Multi-Cap Opportunities Fund Class A	1.36%		8/31/14	—		3,135	(8)	896
Multi-Cap Opportunities Fund Class C	2.11%		8/31/14	—		1,973	(8)	524
Partners Fund Trust Class	1.50%		8/31/14	—		—		—
Partners Fund Advisor Class	1.50%		8/31/21	—		—		—
Partners Fund Institutional Class	0.70%		8/31/14	—		—		—
Partners Fund Class A	1.11%		8/31/14	—		2,027	(14)	1,333
Partners Fund Class C	1.86%		8/31/14	—		2,027	(14)	1,629
Partners Fund Class R3	1.36%		8/31/14	—		2,029	(14)	1,607
Real Estate Fund Trust Class	1.50	%(2)	8/31/21	221,579		222,429		84,709
Real Estate Fund Institutional Class	0.85%		8/31/21	21,094		79,150		209,367

				Expenses Deferred In Fiscal Period Ending, August 31,
				2009		2010		2011
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2012		2013		2014
Real Estate Fund Class A	1.21%		8/31/14	$—		$2,145	(14)	$65,175
Real Estate Fund Class C	1.96%		8/31/14	—		2,098	(14)	14,827
Real Estate Fund Class R3	1.46%		8/31/14	—		2,066	(14)	2,177
Regency Fund Investor Class	1.50%		8/31/21	—		—		—
Regency Fund Trust Class	1.25%		8/31/21	110,510		80,831		71,988
Regency Fund Institutional Class	0.85%		8/31/14	—		576	(10)	4,750
Regency Fund Class A	1.21%		8/31/14	—		2,050	(14)	2,672
Regency Fund Class C	1.96%		8/31/14	—		2,052	(14)	1,870
Regency Fund Class R3	1.46%		8/31/14	—		2,055	(14)	1,691
Select Equities Fund Institutional Class	0.75%		8/31/14	37,421		61,415		106,173
Select Equities Fund Class A	1.20%		8/31/14	191,995		176,836		124,091
Select Equities Fund Class C	1.95%		8/31/14	28,856		43,830		46,670
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/21	307,973		267,245		140,394
Small Cap Growth Fund Trust Class	1.40	%(2)	8/31/21	89,143		94,255		62,498
Small Cap Growth Fund Advisor Class	1.60%		8/31/21	39,339		32,264		21,179
Small Cap Growth Fund Institutional Class	0.90%		8/31/14	38,496		161,405		401,065
Small Cap Growth Fund Class A	1.26%		8/31/14	702	(6)	2,583		7,835
Small Cap Growth Fund Class C	2.01%		8/31/14	685	(6)	1,571		1,142
Small Cap Growth Fund Class R3	1.51%		8/31/14	678	(6)	1,618		457
Socially Responsive Fund Trust Class	1.50%		8/31/14	—		—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/14	—		—		—
Socially Responsive Fund Class A	1.11%		8/31/14	628	(6)	5,979		10,903
Socially Responsive Fund Class C	1.86%		8/31/14	603	(6)	2,285		2,205
Socially Responsive Fund Class R3	1.36%		8/31/14	292	(6)	1,161		—

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)
In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse the Institutional Class of International Institutional, Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth and the Trust Class of Small Cap Growth, so that their Operating Expenses are limited to 0.80%, 1.24%, 0.99%, 1.15% and 1.37%, respectively, per annum of their average daily net assets. For the year ended August 31, 2011, voluntary reimbursements for the Institutional Class of International Institutional, Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth and the Trust Class of Small Cap Growth, amounted to $130,233, $4,750, $961,357, $109,893 and $7,030, respectively. This undertaking, which is terminable by Management upon notice to International Institutional, International Large Cap, Real Estate and Small Cap Growth, is in addition to the contractual undertaking as stated above.

(3)	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(4)	Period from April 6, 2009 (Commencement of Operations) to August 31, 2009.

(5)	Expense limitation was 1.50% until April 13, 2009.

(6)	Period from May 27, 2009 (Commencement of Operations) to August 31, 2009.

(7)
From December 14, 2009 to December 20, 2009, the contractual expense limitation was 1.25% for Trust Class. In addition, Management voluntarily limited Operating Expenses of Trust Class to 1.00% per annum of average daily net assets for the same period.

(8)	Period from December 21, 2009 (Commencement of Operations) to August 31, 2010.

(9)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(10)	Period from March 8, 2010 (Commencement of Operations) to August 31, 2010.

(11)
On April 19, 2010, Large Cap Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. From the period September 1, 2009 to April 18, 2010, there was $107,991 of expenses deferred by the Trust Class. From April 19, 2010 to August 31, 2010 there was $79,751 of expenses deferred by the Institutional Class.

(12)	Prior to April 19, 2010, the contractual expense limitation was 1.00% for Trust Class.

(13)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

(14)	Period from June 21, 2010 (Commencement of Operations) to August 31, 2010.

(15)	Period from December 20, 2010 (Commencement of Operations) to August 31, 2011.

(16)	Period from March 2, 2011 (Commencement of Operations) to August 31, 2011.

(17)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH"), which was formed to facilitate the May 4, 2009 management buyout of the businesses conducted by NB Group, and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI and certain of its subsidiaries own the remaining 48% of the voting equity of NBG.

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

On August 30, 2011, Management made a voluntary contribution to International in the amount of $2,721,097. This payment was made by Management in connection with an administrative matter affecting the timing of a trade.

For the year ended August 31, 2011, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Emerging Markets Equity Fund Class A	$2,787	$1,800	$—	$—
Emerging Markets Equity Fund Class C	—	615	—	—
Equity Income Fund Class A	306,605	6,400	—	—
Equity Income Fund Class C	—	47,966	—	—
Focus Fund Class A	373	—	—	—
Focus Fund Class C	—	—	—	—
Global Equity Fund Class A	—	—	—	—
Global Equity Fund Class C	—	—	—	—
Global Thematic Opportunities Fund Class A	—	—	—	—
Global Thematic Opportunities Fund Class C	—	—	—	—
Guardian Fund Class A	2,997	2,381	—	—
Guardian Fund Class C	—	227	—	—
International Fund Class A	492	—	—	—
International Fund Class C	—	—	—	—
International Large Cap Fund Class A	1,772	—	—	—
International Large Cap Fund Class C	—	1,536	—	—
Intrinsic Value Fund Class A	12,234	—	—	—
Intrinsic Value Fund Class C	—	812	—	—
Large Cap Disciplined Growth Fund Class A	23,113	—	—	—
Large Cap Disciplined Growth Fund Class C	—	6,412	—	—
Large Cap Value Fund Class A	—	—	—	—
Large Cap Value Fund Class C	—	—	—	—
Mid Cap Growth Fund Class A	1,934	—	—	—
Mid Cap Growth Fund Class C	—	245	—	—
Multi-Cap Opportunities Fund Class A	280	—	—	—
Multi-Cap Opportunities Fund Class C	—	—	—	—
Partners Fund Class A	479	—	—	—
Partners Fund Class C	—	—	—	—
Real Estate Fund Class A	47,038	—	—	—
Real Estate Fund Class C	—	4,160	—	—
Regency Fund Class A	562	—	—	—
Regency Fund Class C	—	25	—	—
Select Equities Fund Class A	12,578	39,493	—	—
Select Equities Fund Class C	—	2,373	—	—
Small Cap Growth Fund Class A	296	—	—	—
Small Cap Growth Fund Class C	—	72	—	—
Socially Responsive Fund Class A	44,626	—	—	—
Socially Responsive Fund Class C	—	3,220	—	—

During the year ended August 31, 2011, International Institutional engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment adviser), common trustees/directors and/or common officers ("Interfund Transactions"). These Interfund Transactions complied with Rule 17a-7 under the 1940 Act and totaled $104,137,036.

Note C—Securities Transactions:

During the year ended August 31, 2011, there were purchase and sale transactions of long term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Emerging Markets Equity	$150,923	$46,526	Large Cap Disciplined Growth	$748,342	$599,808
Equity Income	1,239,599	194,209	Large Cap Value	4,131	2,777
Focus	648,628	711,586	Mid Cap Growth	268,734	325,932
Genesis	1,918,677	2,411,058	Multi-Cap Opportunities	97,925	63,883
Global Equity	1,090	63	Partners	1,014,622	1,455,694
Global Thematic Opportunities	26,699	1,565	Real Estate	275,032	77,369
Guardian	365,843	388,056	Regency	26,602	103,880
International	153,031	236,017	Select Equities	93,882	106,729
International Institutional	272,605	118,820	Small Cap Growth	402,701	453,506
International Large Cap	100,216	101,610	Socially Responsive	672,742	296,246
Intrinsic Value	90,977	51,291

During the year ended August 31, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2011 and August 31, 2010 was as follows:

	For the Year Ended August 31, 2011				For the Year Ended August 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total
Emerging Markets Equity:
Institutional Class	7,246	31	(1,036)	6,241	275	21	(11)	285
Class A	395	10	(447)	(42)	314	9	(101)	222
Class C	69	—	(5)	64	8	1	(15)	(6)
Class R3	—	—	—	—	2	—	—	2	(8)
Equity Income:
Institutional Class	58,460	734	(7,030)	52,164	9,207	69	(1,371)	7,905
Class A	46,755	1,040	(15,009)	32,786	14,455	209	(1,926)	12,738
Class C	17,321	143	(1,025)	16,439	4,115	14	(205)	3,924
Class R3	14	—	—	14	3	—	—	3	(8)

	For the Year Ended August 31, 2011				For the Year Ended August 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total
Focus:
Investor Class	226	134	(3,362)	(3,002)	397	214	(3,411)	(2,800)
Trust Class	132	7	(444)	(305)	278	14	(637)	(345)
Advisor Class	107	5	(246)	(134)	150	11	(421)	(260)
Institutional Class	274	—	(16)	258	2	—	—	2 (8)
Class A	33	—	(7)	26	2	—	—	2 (8)
Class C	26	—	—	26	3	—	—	3 (8)
Genesis:
Investor Class	12,368	—	(16,504)	(4,136)	13,475	—	(13,108)	367
Trust Class	12,656	—	(23,330)	(10,674)	13,829	—	(25,904)	(12,075)
Advisor Class	7,853	—	(6,710)	1,143	6,994	—	(6,531)	463
Institutional Class	30,647	—	(23,578)	7,069	26,505	—	(26,384)	121
Global Equity:
Institutional Class(11)	90	—	—	90	—	—	—	—
Class A(11)	7	—	—	7	—	—	—	—
Class C(11)	5	—	—	5	—	—	—	—
Global Thematic Opportunities:
Institutional Class(11)	3,000	—	(97)	2,903	—	—	—	—
Class A(11)	17	—	—	17	—	—	—	—
Class C(11)	8	—	—	8	—	—	—	—
Guardian:
Investor Class	2,170	220	(8,495)	(6,105)	2,335	364	(8,655)	(5,956)
Trust Class	2,774	26	(2,157)	643	1,920	43	(1,660)	303
Advisor Class	9	—	(8)	1	8	—	(15)	(7)
Institutional Class	2,374	2	(425)	1,951	376	—	(26)	350
Class A	882	2	(304)	580	599	1	(280)	320
Class C	60	—	(8)	52	36	—	(6)	30
Class R3	36	—	(8)	28	—	—	—	—
International:
Investor Class	630	116	(2,631)	(1,885)	514	162	(4,164)	(3,488)
Trust Class	943	78	(3,889)	(2,868)	1,147	125	(4,551)	(3,279)
Class A(9)	41	—	(1)	40	—	—	—	—
Class C(9)	3	—	—	3	—	—	—	—
International Institutional:
Institutional Class	18,262	372	(2,147)	16,487	2,424	388	(11,797)	(8,985)

	For the Year Ended August 31, 2011				For the Year Ended August 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions		Shares Redeemed	Total
International Large Cap:
Trust Class	599	15	(1,957)	(1,343)	546	38		(895)	(311)
Institutional Class	5,068	113	(3,494)	1,687	7,475	118		(563)	7,030
Class A	375	6	(940)	(559)	829	8		(225)	612
Class C	109	—	(67)	42	149	—		(15)	134
Class R3	3	—	(2)	1	—	—		—	—
Intrinsic Value:
Institutional Class	3,398	317	(1,135)	2,580	313	9,297		(1,012)	8,598 (7)
Class A	974	6	(209)	771	72	—		(5)	67 (7)
Class C	635	—	(93)	542	5	—		—	5 (7)
Large Cap Disciplined Growth:
Investor Class	776	—	(511)	265	490	1		(594)	(103)
Institutional Class	36,192	101	(15,937)	20,356	59,000	29		(6,979)	52,050
Class A	4,132	2	(4,029)	105	6,177	—		(11,372)	(5,195)
Class C	1,446	—	(1,405)	41	2,139	—		(1,374)	765
Class R3	50	—	(17)	33	—	—		—	—
Large Cap Value:
Trust Class	—	—	—	—	—	(142	)(5)	—	(142)
Institutional Class	186	1	(67)	120	—	146	(5)	—	146 (6)
Class A(10)	35	—	—	35	—	—		—	—
Class C(10)	3	—	—	3	—	—		—	—
Mid Cap Growth:
Investor Class	1,005	—	(4,213)	(3,208)	847	—		(4,497)	(3,650)
Trust Class	521	—	(513)	8	823	—		(572)	251
Advisor Class	244	—	(122)	122	152	—		(332)	(180)
Institutional Class	5,784	—	(9,627)	(3,843)	15,725	—		(21,102)	(5,377)
Class A	1,018	—	(554)	464	1,161	—		(110)	1,051
Class C	24	—	(3)	21	17	—		(5)	12
Class R3	45	—	(21)	24	—	—		—	—
Multi-Cap Opportunities:
Trust Class	—	—	—	—	—	(211	)(1)	(182)	(393)
Institutional Class	7,157	1	(3,536)	3,622	6,158	215	(1)	(499)	5,874 (2)
Class A	62	—	(78)	(16)	60	—		(23)	37 (3)
Class C	16	—	—	16	8	—		—	8 (3)

	For the Year Ended August 31, 2011				For the Year Ended August 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total
Partners:
Investor Class	2,739	58	(9,871)	(7,074)	5,735	321	(13,771)	(7,715)
Trust Class	1,844	2	(12,048)	(10,202)	5,401	211	(10,556)	(4,944)
Advisor Class	2,376	—	(7,065)	(4,689)	4,494	157	(7,578)	(2,927)
Institutional Class	3,437	18	(2,179)	1,276	1,718	50	(2,456)	(688)
Class A	138	—	(65)	73	2	—	—	2	(8)
Class C	2	—	—	2	2	—	—	2	(8)
Class R3	—	—	—	—	2	—	—	2	(8)
Real Estate:
Trust Class	11,860	287	(6,207)	5,940	8,592	198	(4,549)	4,241
Institutional Class	9,119	55	(1,478)	7,696	1,996	5	(227)	1,774
Class A	3,727	17	(721)	3,023	53	—	—	53	(8)
Class C	753	2	(65)	690	13	—	—	13	(8)
Class R3	30	—	(3)	27	3	—	—	3	(8)
Regency:
Investor Class	460	4	(1,741)	(1,277)	2,177	26	(1,599)	604
Trust Class	394	3	(5,979)	(5,582)	7,539	23	(2,802)	4,760
Institutional Class	221	—	(33)	188	79	—	(22)	57	(4)
Class A	106	—	(10)	96	3	—	—	3	(8)
Class C	7	—	—	7	3	—	—	3	(8)
Class R3	10	—	—	10	3	—	—	3	(8)
Select Equities:
Institutional Class	1,637	73	(911)	799	2,067	22	(678)	1,411
Class A	1,229	102	(2,722)	(1,391)	3,672	79	(3,697)	54
Class C	296	27	(331)	(8)	767	15	(216)	566
Small Cap Growth:
Investor Class	313	—	(2,240)	(1,927)	4,760	—	(10,205)	(5,445)
Trust Class	213	—	(691)	(478)	493	—	(1,455)	(962)
Advisor Class	259	—	(621)	(362)	376	—	(615)	(239)
Institutional Class	1,449	—	(1,698)	(249)	6,230	—	(788)	5,442
Class A	109	—	(80)	29	41	—	(15)	26
Class C	14	—	(1)	13	6	—	—	6
Class R3	1	—	—	1	—	—	—	—

	For the Year Ended August 31, 2011				For the Year Ended August 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total
Socially Responsive:
Investor Class	5,393	34	(7,404)	(1,977)	3,415	85	(7,056)	(3,556)
Trust Class	9,308	40	(5,809)	3,539	5,954	85	(4,734)	1,305
Institutional Class	10,824	28	(2,002)	8,850	4,654	19	(713)	3,960
Class A	4,062	5	(421)	3,646	870	1	(72)	799
Class C	582	—	(39)	543	244	—	(13)	231
Class R3	624	—	(58)	566	12	—	—	12

(1)	Approximately 215,000 Institutional Class shares were issued in connection with conversion of approximately 215,000 Trust Class shares (see Note G).

(2)	On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class.

(3)	Period from December 21, 2009 (Commencement of Operations) to August 31, 2010.

(4)	Period from March 8, 2010 (Commencement of Operations) to August 31, 2010.

(5)	Approximately 146,000 Institutional Class shares were issued in connection with conversion of approximately 146,000 Trust class shares (see Note G).

(6)	On April 19, 2010, Large Cap Value's Trust Class was converted into the Fund's Institutional Class.

(7)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010 (see Note G).

(8)	Period from June 21, 2010 (Commencement of Operations) to August 31, 2010.

(9)	Period from December 20, 2010 (Commencement of Operations) to August 31, 2011.

(10)	Period from March 2, 2011 (Commencement of Operations) to August 31, 2011.

(11)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

Note E—Lines of Credit:

At August 31, 2011, each Fund (except Global Equity, Global Thematic Opportunities, and Large Cap Value) was a participant in a single committed, unsecured $200,000,000 ($150,000,000 prior to September 17, 2010) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% (0.15% prior to September 17, 2010) per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 ($150,000,000 prior to September 17, 2010) at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2011. During the year ended August 31, 2011, Multi-Cap Opportunities had borrowings under this line of credit for a period of seven days with the greatest amount borrowed being $20,311,315. On these borrowings, Multi-Cap Opportunities paid interest rates ranging from 1.49000% to 1.49125%. The total interest amount Multi-Cap Opportunities paid was $4,163, which is reflected in the Statements of Operations under the caption "Interest expense."

At August 31, 2011, International, International Institutional and International Large Cap were participants in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at August 31, 2011. During the year ended August 31, 2011, International, International Institutional, and International Large Cap did not utilize this line of credit.

Note F—Investments In Affiliates*:

	Balance of Shares Held August 31, 2010	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2011	Value August 31, 2011	Income from Investments in Affiliated Issuers Included in Total Income
Genesis
Abaxis, Inc.	1,090,300	125,000	57,200	1,158,100	$28,801,947	$—
AG Growth International	612,000	782,200	26,700	1,367,500	55,217,325	3,093,792
American Medical Systems Holdings**	6,880,465	—	6,880,465	—	—	—
AmSurg Corp.	1,832,334	—	128,800	1,703,534	38,550,974	—
AptarGroup Inc.	6,465,600	—	409,700	6,055,900	305,701,832	4,785,192
Astec Industries**	1,337,022	—	1,337,022	—	—	—
Blackbaud, Inc.	4,122,103	—	357,700	3,764,403	94,260,651	1,841,748
Boston Beer	1,019,019	—	51,600	967,419	78,428,658	—
Brookline Bancorp	2,463,798	1,838,392	234,600	4,067,590	34,249,108	1,332,533
Capella Education**	732,274	134,600	569,600	297,274	9,506,823	—
CARBO Ceramics	2,167,200	—	464,600	1,702,600	272,671,390	1,598,116
Church & Dwight	3,870,855	3,696,555	365,472	7,201,938	313,572,381	4,463,942
CLARCOR Inc.	5,078,522	—	323,500	4,755,022	221,298,724	2,079,849
Compass Minerals International	3,802,000	—	239,900	3,562,100	269,330,381	6,418,920
Computer Modelling Group	—	1,900,200	14,700	1,885,500	25,125,881	487,449
Dionex Corp.**	2,041,532	—	2,041,532	—	—	—
Exponent, Inc.	1,164,735	32,000	29,800	1,166,935	49,314,673	—
Forrester Research	1,118,353	288,900	32,200	1,375,053	46,339,286	3,795,759
Forward Air	1,738,700	138,600	130,700	1,746,600	49,620,906	485,226
GT Advance Technologies	—	7,453,400	404,300	7,049,100	86,069,511	—

	Balance of Shares Held August 31, 2010	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2011	Value August 31, 2011	Income from Investments in Affiliated Issuers Included in Total Income
Haemonetics Corp.	2,690,600	—	166,700	2,523,900	$157,768,989	$—
Harleysville Group	1,446,219	603,611	59,700	1,990,130	57,057,027	4,954,170
Healthcare Services Group	3,896,854	2,023,427	401,900	5,518,381	86,528,214	3,636,445
Hibbett Sports	1,916,763	43,600	119,400	1,840,963	68,962,474	—
ICON PLC	3,823,400	—	245,400	3,578,000	76,247,180	—
Industrea Ltd.	—	28,084,842	202,300	27,882,542	40,236,828	80,018
J & J Snack Foods	1,245,946	—	76,900	1,169,046	59,165,418	562,793
Landauer, Inc.	854,945	—	353,195	501,750	25,870,230	1,645,120
Layne Christensen	1,785,121	—	778,914	1,006,207	28,244,230	—
Lindsay Corp.	1,254,550	—	73,000	1,181,550	73,492,410	421,690
Lufkin Industries	1,613,320	170,300	162,400	1,621,220	100,888,521	840,660
Major Drilling Group International	1,917,900	3,937,200	224,500	5,630,600	74,802,515	853,455
ManTech International	2,426,100	—	419,400	2,006,700	75,231,183	933,366
Matthews International	2,393,690	—	714,552	1,679,138	56,100,001	611,722
Meridian Bioscience	2,124,997	195,000	128,600	2,191,397	40,540,845	1,645,189
MICROS Systems	4,531,742	—	222,800	4,308,942	205,364,176	—
MWI Veterinary Supply	1,141,729	—	50,300	1,091,429	80,765,746	—
Natural Gas Services Group	225,000	622,300	17,500	829,800	10,779,102	—
New Jersey Resources**	1,901,500	204,200	125,500	1,980,200	93,287,222	2,875,954
Oceaneering International**	2,856,612	2,733,412	220,000	5,370,024	229,246,325	1,625,527
PetMed Express**	2,502,838	—	2,502,838	—	—	522,905
PSS World Medical	1,441,815	1,704,884	136,500	3,010,199	70,980,492	—
Raven Industries	1,872,976	—	80,800	1,792,176	97,368,922	3,597,348
RLI Corp.	1,199,907	189,639	30,500	1,359,046	85,918,888	11,052,767
Ruddick Corp.	4,504,902	399,165	129,100	4,774,967	195,248,401	2,408,623
Safety Insurance Group	158,973	882,361	16,900	1,024,434	39,952,926	1,795,830
Sensient Technologies	—	2,686,114	103,500	2,582,614	93,878,019	1,347,091
Solera Holdings	4,790,753	—	292,700	4,498,053	263,810,808	1,418,476
South Jersey Industries**	1,336,000	179,044	88,200	1,426,844	73,525,271	2,060,652
State Street Institutional Treasury Plus Fund Institutional Class	—	579,261,836	256,029,096	323,232,740	323,232,740	11,608
Surmodics, Inc.**	1,349,655	—	1,349,655	—	—	—
United Stationers	1,048,975	2,918,266	61,400	3,905,841	123,190,225	846,515
Wabtec Corp.	2,892,200	—	192,300	2,699,900	164,396,911	166,364
Westamerica Bancorp	2,121,843	—	126,600	1,995,243	84,618,256	2,988,890
Total					$5,234,760,946	$79,285,704

*	Affiliated issuers, as defined in the 1940 Act, as amended.

**	At August 31, 2011, the issuers of these securities were no longer affiliated with the Fund.

Note G—Reorganization and Share Class Conversions:

On December 21, 2009, Trust Class shares of Multi-Cap Opportunities converted into Institutional Class shares of Multi-Cap Opportunities pursuant to a share class conversion ("Conversion"). The Conversion was accomplished by a tax-free conversion of 214,699 Trust Class shares of Multi-Cap Opportunities (valued at $1,799,703) into 214,699 Institutional Class shares of Multi-Cap Opportunities. The number of Institutional Class shares of Multi- Cap Opportunities outstanding immediately after the Conversion was 214,699. The net assets of Institutional Class shares of Multi-Cap Opportunities immediately after the Conversion were $1,799,703.

On April 19, 2010, Trust Class shares of Large Cap Value converted into Institutional Class shares of Large Cap Value pursuant to a share class conversion ("Conversion"). The Conversion was accomplished by a tax-free conversion of 145,505 Trust Class shares of Large Cap Value (valued at $1,400,420) into 145,505 Institutional Class shares of Large Cap Value. The number of Institutional Class shares of Large Cap Value outstanding immediately after the Conversion was 145,505. The net assets of Institutional Class shares of Large Cap Value immediately after the Conversion were $1,400,420.

On May 7, 2010, DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"), transferred its assets to Intrinsic Value in exchange for Institutional Class shares of Intrinsic Value. The transfer was accomplished by a tax-free exchange of 9,296,816 Institutional Class shares of Intrinsic Value (valued at $92,968,164) for the partners capital of DJG Fund on May 7, 2010. DJG Fund's aggregate net assets on May 7, 2010 ($92,968,164, including $11,595,910 of net unrealized appreciation) were transferred to Intrinsic Value. The number of Institutional Class shares of Intrinsic Value outstanding immediately after the transfer was 9,296,816. The net assets of Institutional Class shares of Intrinsic Value immediately after the transfer were $92,968,164.

Note H—Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU No. 2011-04 amends ASC 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. It will not affect the fair valuation of the Funds' investments, but rather the quantitative and qualitative disclosures in the financial statements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

Note I—Legal Matters:

In July 2010, Benjamin J. Gamoran filed a purported "Verified Derivative Complaint" in the Supreme Court of the State of New York naming, along with other defendants, the Trust as a nominal defendant. The suit alleged that the defendants are liable for losses related to International's investments in shares of certain companies that are alleged to have illegally offered or facilitated online gambling by individuals located in the United States and asserted purported state law derivative claims for breach of fiduciary duty, negligence, and waste. In August 2010, defendants removed the action to the United States District Court for the Southern District of New York. On May 11, 2011, the District Court dismissed the action without prejudice upon plaintiff's mid-suit demand on the Board. The Board has named a committee of non-involved Trustees to review the plaintiff's demand and to make a recommendation to the Board regarding how to appropriately respond. The committee has retained counsel to assist it.

On August 24, 2011, the plaintiff filed a new complaint in Delaware federal court again naming the Trust as a nominal defendant. The new complaint alleges derivative claims that are similar to those in the July 2010 case and asserts some additional claims, including some purported class claims.

For the period ended August 31, 2011, the litigation, demand investigation and related fees recorded in the Statement of Operations were $493,533. The Trust, on behalf of International, has filed a claim under its insurance policy for reimbursement of certain litigation expenses. After the end of the fiscal period, as of September 22, 2011, the Trust, on behalf of International, has received $297,880 in insurance proceeds. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Trust is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. Costs of the demand investigation are not currently anticipated to be covered by the Trust's insurance policy.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Emerging Markets Equity Fund
Institutional Class
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)	$—
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)	$—
Class A
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)	$—
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)	$—
Class C
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)	$—
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)	$—
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)	$—
Class R3
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)	$—
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—	$—
Equity Income Fund
Institutional Class
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)	$—
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)	$—
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)	$—
8/31/2008‡‡	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)	$—
Period from 11/2/2006^ to 8/31/2007‡‡	$10.00	$0.25	$0.52	$0.77	$(0.25)	$(0.00)	$—	$(0.25)	$—
Class A
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)	$—
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)	$—
8/31/2009	$10.72	$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—	$(0.26)	$—
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—	$—	$(0.06)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
8/31/2011	$0.00	$15.80	3.44%		$107.7	1.26%	1.26	%‡	1.05%	71%
8/31/2010	$0.00	$15.61	18.76%		$9.0	1.26%	1.26	%‡	.72%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.05	44.66	%**	$4.0	1.28%*	1.28	%‡*	1.55%*	84	%**
Class A
8/31/2011	$0.00	$15.74	3.16%		$4.9	1.50%	1.50	%‡	.19%	71%
8/31/2010	$0.00	$15.57	18.58%		$5.5	1.51%	1.51	%‡	.61%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.02	44.38	%**	$1.8	1.53%*	1.53	%‡*	1.31%*	84	%**
Class C
8/31/2011	$0.00	$15.46	2.41%		$1.1	2.26%	2.26	%‡	(.12%)	71%
8/31/2010	$0.00	$15.41	17.62%		$0.2	2.26%	2.26	%‡	(.63%)	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$13.96	43.42	%**	$0.2	2.28%*	2.28	%‡*	.77%*	84	%**
Class R3
8/31/2011	$0.00	$15.52	2.73%		$0.0	1.91%	1.91	%‡	(.04%)	71%
Period from 6/21/2010^ to 8/31/2010	$0.00	$15.42	2.12	%**	$0.0	1.93%*	1.93	%‡*	(.09%)*	81	%Ø
Equity Income Fund
Institutional Class
8/31/2011	$—	$11.28	17.70%		$701.7	.80%	.80	%§	2.93%	22%
8/31/2010	$—	$10.02	18.81%		$100.9	.80%	.80	%‡	4.09%	29%
8/31/2009	$—	$8.74	(15.54%)		$18.9	.80%	.80	%‡	3.97%	61%
8/31/2008‡‡	$—	$10.72	7.01	%†††	$5.6	.97%	.96	%‡	2.94%	48%
Period from 11/2/2006^ to 8/31/2007‡‡	$—	$10.52	7.73	%†††**	$5.4	1.00%*	1.00	%‡*	2.81%*	26	%**
Class A
8/31/2011	$—	$11.24	17.27%		$567.0	1.16%	1.16	%§	2.50%	22%
8/31/2010	$—	$9.99	18.36%		$176.6	1.16%	1.16	%‡	3.70%	29%
8/31/2009	$—	$8.72	(16.01%)		$43.0	1.16%	1.16	%‡	3.15%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	1.17%*	1.16	%‡*	2.72%*	48	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class C
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)	$—
8/31/2010	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)	$—
8/31/2009	$10.71	$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—	$(0.21)	$—
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—	$(0.05)	$—
Class R3
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)	$—
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)	$—
Focus Fund
Investor Class
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)	$—
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)	$—
8/31/2009	$24.78	$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—	$(2.33)	$—
8/31/2008	$32.79	$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—	$(6.07)	$—
8/31/2007	$34.30	$0.15	$3.33	$3.48	$(0.15)	$(4.84)	$—	$(4.99)	$—
Trust Class
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)	$—
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$18.18	$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—	$(1.71)	$—
8/31/2008	$24.09	$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—	$(4.43)	$—
8/31/2007	$25.19	$0.05	$2.46	$2.51	$(0.04)	$(3.57)	$—	$(3.61)	$—
Advisor Class
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)	$—
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$12.64	$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—	$(1.20)	$—
8/31/2008	$16.80	$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—	$(3.10)	$—
8/31/2007	$17.57	$0.00	$1.71	$1.71	$—	$(2.48)	$—	$(2.48)	$—
Institutional Class
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)	$—
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
8/31/2011	$—	$11.18	16.31%		$233.2	1.91%	1.91	%§	1.81%	22%
8/31/2010	$—	$9.96	17.59%		$44.0	1.91%	1.91	%‡	3.15%	29%
8/31/2009	$—	$8.70	(16.60%)		$4.3	1.91%	1.91	%‡	2.46%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	1.92%*	1.90	%‡*	2.22%*	48	%Ø
Class R3
8/31/2011	$—	$11.24	16.92%		$0.2	1.41%	1.41	%‡	2.44%	22%
Period from 6/21/2010^ to 8/31/2010	$—	$9.99	(.04	%)**	$0.0	1.41%*	1.41	%‡*	5.53%*	29	%Ø
Focus Fund
Investor Class
8/31/2011	$—	$18.80	17.61%		$503.8	.97%	.97%		.65%	113%
8/31/2010	$—	$16.07	(2.39%)		$478.8	.97%	.97%		.61%	89%
8/31/2009	$—	$16.59	(21.06%)		$540.9	.99%	.99	%‡	.92%	89%
8/31/2008	$—	$24.78	(7.12%)		$795.6	.89%	.88	%‡	.56%	90%
8/31/2007	$—	$32.79	10.71%		$1,018.6	.88%	.87	%‡	.44%	53%
Trust Class
8/31/2011	$—	$13.70	17.39%		$17.9	1.16%	1.16%		.45%	113%
8/31/2010	$—	$11.73	(2.61%)		$18.9	1.19%	1.19%		.38%	89%
8/31/2009	$—	$12.14	(21.21%)		$23.7	1.24%	1.24	%‡	.65%	89%
8/31/2008	$—	$18.18	(7.37%)		$41.5	1.11%	1.10	%‡	.31%	90%
8/31/2007	$—	$24.09	10.49%		$72.3	1.08%	1.07	%‡	.21%	53%
Advisor Class
8/31/2011	$—	$9.41	17.20%		$7.8	1.32%	1.32%		.30%	113%
8/31/2010	$—	$8.08	(2.83%)		$7.7	1.42%	1.42	%§	.15%	89%
8/31/2009	$—	$8.40	(21.45%)		$10.2	1.50%	1.50	%‡	.40%	89%
8/31/2008	$—	$12.64	(7.55%)		$16.7	1.34%	1.33	%‡	.12%	90%
8/31/2007	$—	$16.80	10.23%		$23.3	1.29%	1.28	%‡	.02%	53%
Institutional Class
8/31/2011	$—	$18.84	17.85%		$4.9	.75%	.75	%‡	1.03%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$16.08	(9.51	%)**	$0.0	.75%*	.75	%‡*	1.80%*	89	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)	$—
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—	$—
Class C
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)	$—
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—	$—
Genesis Fund
Investor Class
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—	$—
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—	$—
8/31/2009	$34.95	$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)	$(1.32)	$—
8/31/2008	$37.55	$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—	$(6.06)	$—
8/31/2007	$34.92	$0.18 @@	$5.58 @@	$5.76	$(0.46)	$(2.67)	$—	$(3.13)	$—
Trust Class
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—	$—
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—	$—
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)	$—
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)	$—
8/31/2007	$49.89	$0.24 @@	$7.96 @@	$8.20	$(0.60)	$(3.80)	$—	$(4.40)	$—
Advisor Class
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—	$—
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—	$—
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)	$—
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)	$—
8/31/2007	$29.10	$0.06 @@	$4.67 @@	$4.73	$(0.18)	$(2.22)	$—	$(2.40)	$—
Institutional Class
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—	$—
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—	$—
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)	$—
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)	$—
8/31/2007	$47.95	$0.32 @@	$7.68 @@	$8.00	$(0.78)	$(3.65)	$—	$(4.43)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2011	$—	$13.67	17.43%		$0.4	1.11%	1.11	%‡	.66%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$11.73	(9.56	%)**	$0.0	1.11%*	1.11	%‡*	1.44%*	89	%Ø
Class C
8/31/2011	$—	$9.32	16.62%		$0.3	1.86%	1.86	%‡	(.16%)	113%
Period from 6/21/2010^ to 8/31/2010	$—	$8.07	(9.73	%)**	$0.0	1.86%*	1.86	%‡*	.69%*	89	%Ø
Genesis Fund
Investor Class
8/31/2011	$—	$34.28	29.65%		$2,157.7	1.05%	1.05%		.81%	18%
8/31/2010	$—	$26.44	8.41%		$1,773.6	1.06%	1.06%		(.11%)	16%
8/31/2009	$—	$24.39	(25.72%)		$1,626.8	1.08%	1.08	%‡	(.04%)	12%
8/31/2008	$—	$34.95	10.18%		$2,386.8	1.03%	1.02	%‡	(.20%)	18	%##
8/31/2007	$—	$37.55	17.51%		$1,997.2	1.03%	1.02	%‡	.51%@@	25%
Trust Class
8/31/2011	$—	$49.13	29.56%		$3,436.5	1.13%	1.13%		.74%	18%
8/31/2010	$—	$37.92	8.34%		$3,057.6	1.12%	1.12%		(.17%)	16%
8/31/2009	$—	$35.00	(25.73%)		$3,244.1	1.12%	1.12	%‡	(.09%)	12%
8/31/2008	$—	$50.16	10.22%		$4,799.6	1.09%	1.09	%‡	(.27%)	18	%##
8/31/2007	$—	$53.69	17.41%		$4,985.5	1.10%	1.09	%‡	.48%@@	25%
Advisor Class
8/31/2011	$—	$28.43	29.23%		$601.3	1.40%	1.40%		.43%	18%
8/31/2010	$—	$22.00	8.11%		$440.2	1.38%	1.38%		(.42%)	16%
8/31/2009	$—	$20.35	(25.95%)		$397.9	1.38%	1.38	%‡	(.34%)	12%
8/31/2008	$—	$29.25	9.89%		$596.8	1.35%	1.34	%‡	(.53%)	18	%##
8/31/2007	$—	$31.43	17.14%		$547.2	1.35%	1.35	%‡	.20%@@	25%
Institutional Class
8/31/2011	$—	$47.48	29.87%		$4,975.0	.87%	.87	%‡	.97%	18%
8/31/2010	$—	$36.56	8.68%		$3,571.8	.85%	.85	%‡	.11%	16%
8/31/2009	$—	$33.64	(25.55%)		$3,283.0	.85%	.85	%‡	.18%	12%
8/31/2008	$—	$48.09	10.48%		$4,781.4	.84%	.84	%‡	(.03%)	18	%##
8/31/2007	$—	$51.52	17.73%		$3,307.5	.85%	.84	%‡	.65%@@	25%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Global Equity Fund
Institutional Class
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—	$—
Class A
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—	$—
Class C
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—	$—
Global Thematic Opportunities Fund
Institutional Class
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.56)	$(0.56)	$—	$—	$—	$—	$—
Class A
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.55)	$(0.56)	$—	$—	$—	$—	$—
Class C
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.56)	$(0.58)	$—	$—	$—	$—	$—
Guardian Fund
Investor Class
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)	$—
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)	$—
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)	$—
8/31/2007	$18.64	$0.14	$2.49	$2.63	$(0.07)	$(1.31)	$—	$(1.38)	$—
Trust Class
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)	$—
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)	$—
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)	$—
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)	$—
8/31/2007	$14.66	$0.07	$1.98	$2.05	$(0.04)	$(1.03)	$—	$(1.07)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Equity Fund
Institutional Class
Period from 6/30/2011^ to 8/31/2011	$—	$9.10	(9.00	%)**	$0.8	1.15%*	1.15	%‡*	(.20%)*	8%**
Class A
Period from 6/30/2011^ to 8/31/2011	$—	$9.09	(9.10	%)**	$0.1	1.51%*	1.51	%‡*	(.53%)*	8%**
Class C
Period from 6/30/2011^ to 8/31/2011	$—	$9.08	(9.20	%)**	$0.0	2.26%*	2.26	%‡*	(1.31%)*	8%**
Global Thematic Opportunities Fund
Institutional Class
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$27.4	1.25%*	1.25	%‡*	(.14%)*	11%**
Class A
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$0.2	1.61%*	1.61	%‡*	(.50%)*	11%**
Class C
Period from 6/30/2011^ to 8/31/2011	$—	$9.42	(5.80	%)**	$0.1	2.36%*	2.36	%‡*	(1.32%)*	11%**
Guardian Fund
Investor Class
8/31/2011	$—	$14.49	21.35%		$962.6	.92%	.92%		.74%	32%
8/31/2010	$—	$11.98	7.99%		$869.2	.95%	.95%		.40%	36%
8/31/2009	$—	$11.15	(22.65%)		$875.5	.97%	.97	%‡	.67%	29%
8/31/2008	$—	$16.58	(5.38%)		$1,252.9	.89%	.88	%‡	.59%	42%
8/31/2007	$—	$19.89	14.48%		$1,441.6	.88%	.87	%‡	.69%	20%
Trust Class
8/31/2011	$—	$11.32	21.08%		$102.6	1.09%	1.09%		.55%	32%
8/31/2010	$—	$9.38	7.75%		$79.0	1.12%	1.12%		.23%	36%
8/31/2009	$—	$8.75	(22.74%)		$71.0	1.14%	1.14	%‡	.50%	29%
8/31/2008	$—	$13.02	(5.52%)		$103.6	1.07%	1.06	%‡	.41%	42%
8/31/2007	$—	$15.64	14.30%		$122.7	1.05%	1.05	%‡	.47%	20%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Advisor Class
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—	$—
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)	$—
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)	$—
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)	$—
8/31/2007	$16.48	$0.01	$2.22	$2.23	$—	$(1.16)	$—	$(1.16)	$—
Institutional Class
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—	$—
Class A
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—	$—
Class C
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)	$—
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—	$—
Class R3
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)	$—
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—	$—
International Fund
Investor Class
8/31/2011	$14.51	$0.15	$2.06	$2.21	$(0.19)	$—	$—	$(0.19)	$0.15
8/31/2010	$13.58	$0.13	$0.99	$1.12	$(0.14)	$—	$(0.05)	$(0.19)	$—
8/31/2009	$17.64	$0.16	$(3.86)	$(3.70)	$(0.36)	$—	$—	$(0.36)	$—
8/31/2008	$25.68	$0.38	$(4.26)	$(3.88)	$(0.80)	$(3.36)	$—	$(4.16)	$—
8/31/2007	$24.23	$0.26	$3.81	$4.07	$(0.29)	$(2.33)	$—	$(2.62)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2011	$—	$12.77	20.59%	$0.6	1.50%	1.50	%§	.15%	32%
8/31/2010	$—	$10.59	7.38%	$0.5	1.50%	1.50	%‡	(.16%)	36%
8/31/2009	$—	$9.87	(23.05%)	$0.5	1.50%	1.50	%‡	.13%	29%
8/31/2008	$—	$14.65	(5.96%)	$0.9	1.50%	1.50	%‡	(.04%)	42%
8/31/2007	$—	$17.55	13.82%	$1.1	1.50%	1.50	%‡	.04%	20%
Institutional Class
8/31/2011	$—	$14.52	21.51%	$33.5	.75%	.75	%§	.77%	32%
8/31/2010	$—	$12.01	8.22%	$4.3	.75%	.75	%‡	.65%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$11.16	7.41%**	$0.1	.75%*	.75	%‡*	1.12%*	29	%Ø
Class A
8/31/2011	$—	$11.28	21.06%	$10.8	1.11%	1.11	%‡	.51%	32%
8/31/2010	$—	$9.36	7.72%	$3.5	1.11%	1.11	%‡	.23%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$8.75	7.36%**	$0.5	1.11%*	1.11	%‡*	.41%*	29	%Ø
Class C
8/31/2011	$—	$12.60	20.11%	$1.1	1.86%	1.86	%‡	(.28%)	32%
8/31/2010	$—	$10.51	7.08%	$0.4	1.86%	1.86	%‡	(.51%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.86	7.06%**	$0.1	1.86%*	1.86	%‡*	.01%*	29	%Ø
Class R3
8/31/2011	$—	$12.72	20.79%	$0.4	1.36%	1.36	%‡	.28%	32%
8/31/2010	$—	$10.57	7.51%	$0.1	1.36%	1.36	%‡	(.02%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.88	7.27%**	$0.1	1.36%*	1.36	%‡*	.51%*	29	%Ø
International Fund
Investor Class
8/31/2011	$0.00	$16.68	16.28%	$166.9	1.45%	1.45	%‡	.90%	45%
8/31/2010	$0.00	$14.51	8.26%	$172.5	1.40%	1.40	%‡	.93%	61%
8/31/2009	$0.00	$13.58	(20.42%)	$208.8	1.40%	1.40	%‡	1.38%	81%
8/31/2008	$0.00	$17.64	(17.11%)	$405.2	1.26%	1.25	%‡	1.80%	53%
8/31/2007	$0.00	$25.68	17.44%	$690.6	1.25%	1.23	%‡	1.02%	42%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Trust Class
8/31/2011	$16.08	$0.12	$2.27	$2.39	$(0.17)	$—	$—	$(0.17)	$0.17
8/31/2010	$15.03	$0.13	$1.10	$1.23	$(0.13)	$—	$(0.05)	$(0.18)	$—
8/31/2009	$19.43	$0.17	$(4.24)	$(4.07)	$(0.33)	$—	$—	$(0.33)	$—
8/31/2008	$28.18	$0.39	$(4.69)	$(4.30)	$(0.77)	$(3.68)	$—	$(4.45)	$—
8/31/2007	$26.52	$0.27	$4.16	$4.43	$(0.24)	$(2.53)	$—	$(2.77)	$—
Class A
Period from 12/20/2010^ to 8/31/2011	$18.58	$0.07	$(0.31)	$(0.24)	$—	$—	$—	$—	$0.17
Class C
Period from 12/20/2010^ to 8/31/2011	$18.58	$0.06	$(0.40)	$(0.34)	$—	$—	$—	$—	$0.17
International Institutional Fund
Institutional Class
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)	$—
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)	$—
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)	$—
8/31/2007	$12.69	$0.20	$2.04	$2.24	$(0.18)	$(0.31)	$—	$(0.49)	$—
International Large Cap Fund
Trust Class
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)	$—
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)	$—
8/31/2007	$10.19	$0.17	$1.79	$1.96	$(0.05)	$(0.01)	$—	$(0.06)	$—
Institutional Class
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)	$—
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)	$—
Period from 10/6/2006^ to 8/31/2007	$10.19	$0.19	$1.80	$1.99	$(0.06)	$(0.01)	$—	$(0.07)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Trust Class
8/31/2011	$0.00	$18.47	15.91%		$134.0	1.69%		1.69%		.61%		45%
8/31/2010	$0.00	$16.08	8.18%		$162.8	1.52%		1.52%		.81%		61%
8/31/2009	$0.00	$15.03	(20.48%)		$201.5	1.49%		1.49	%‡	1.29%		81%
8/31/2008	$0.00	$19.43	(17.21%)		$417.7	1.36%		1.35	%‡	1.64%		53%
8/31/2007	$0.00	$28.18	17.34%		$824.3	1.34%		1.33	%‡	.96%		42%
Class A
Period from 12/20/2010^ to 8/31/2011	$0.00	$18.51	(.38	%)**	$0.7	1.69	%a*	1.69	%‡a*	.57	%a*	45	%Ø
Class C
Period from 12/20/2010^ to 8/31/2011	$0.00	$18.41	(.91	%)**	$0.1	2.33	%a*	2.33	%‡a*	.48	%a*	45	%Ø
International Institutional Fund
Institutional Class
8/31/2011	$—	$9.20	15.62%		$342.6	.80%		.80	%^^	1.67%		46%
8/31/2010	$0.00	$8.10	9.05%		$168.1	.80%		.80	%^^	1.53%		50%
8/31/2009	$0.00	$7.53	(19.92%)		$223.8	.81%		.81	%^^	2.01%		98%
8/31/2008	$0.00	$9.84	(16.90%)		$411.5	.81%		.80	%^^	2.32%		58%
8/31/2007	$0.00	$14.44	17.97%		$574.3	.83%		.83	%^^	1.44%		59%
International Large Cap Fund
Trust Class
8/31/2011	$0.00	$9.35	13.09%		$18.6	1.25%		1.25	%‡	.97%		54%
8/31/2010	$0.00	$8.31	5.87%		$27.7	1.25%		1.25	%‡	1.10%		45%
8/31/2009	$0.00	$7.93	(18.84%)		$28.9	1.27%		1.27	%‡	1.62%		90%
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.28%		1.27	%‡	2.07%		97%
8/31/2007	$0.00	$12.09	19.24%		$54.2	1.25%		1.24	%‡	1.42%		23%
Institutional Class
8/31/2011	$0.00	$9.36	13.39%		$161.5	.90%		.90	%‡	1.60%		54%
8/31/2010	$0.00	$8.32	6.29%		$129.5	.90%		.90	%‡	1.45%		45%
8/31/2009	$0.00	$7.93	(18.57%)		$67.7	.92%		.92	%‡	2.00%		90%
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.93%		.92	%‡	2.59%		97%
Period from 10/6/2006^ to 8/31/2007	$0.00	$12.11	19.56	%**	$111.0	.90	%*	.89	%‡*	1.80	%*	23	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)	$—
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—	$—
Class C
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)	$—
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)	$—
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—	$—
Class R3
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)	$—
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)	$—
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—	$—
Intrinsic Value Fund
Institutional Class
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—	$—
Class A
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—	$—
Class C
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)	$—
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2011	$0.00	$9.30	13.06%		$5.2	1.24%	1.24	%‡	.81%	54%
8/31/2010	$0.00	$8.27	5.87%		$9.3	1.24%	1.24	%‡	1.24%	45%
8/31/2009	$0.00	$7.90	(18.83%)		$4.0	1.29%	1.29	%‡	1.63%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.34%*	1.34	%‡*	1.15%*	97	%Ø
Class C
8/31/2011	$0.00	$9.17	12.19%		$2.1	2.00%	2.00	%‡	.57%	54%
8/31/2010	$0.00	$8.20	5.02%		$1.5	2.01%	2.01	%‡	.45%	45%
8/31/2009	$0.00	$7.87	(19.34%)		$0.4	2.01%	2.01	%‡	1.23%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	2.04%*	2.03	%‡*	2.05%*	97	%Ø
Class R3
8/31/2011	$0.00	$9.27	12.71%		$0.1	1.51%	1.51	%‡	1.15%	54%
8/31/2010	$0.00	$8.26	5.57%		$0.1	1.51%	1.51	%‡	.87%	45%
Period from 5/27/2009^ to 8/31/2009	$0.00	$7.90	11.27	%**	$0.1	1.52%*	1.52	%‡*	1.31%*	90	%Ø
Intrinsic Value Fund
Institutional Class
8/31/2011	$—	$10.26	13.08%		$114.7	1.00%	1.00	%‡	(.35%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.41	(5.90	%)**	$80.9	1.00%*	1.00	%‡*	.33%*	19	%**
Class A
8/31/2011	$—	$10.22	12.74%		$8.6	1.36%	1.36	%‡	(.73%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.40	(6.00	%)**	$0.6	1.36%*	1.36	%‡*	(.02%)*	19	%**
Class C
8/31/2011	$—	$10.14	11.91%		$5.5	2.11%	2.11	%‡	(1.48%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.38	(6.20	%)**	$0.0	2.11%*	2.11	%‡*	(.79%)*	19	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Large Cap Disciplined Growth Fund
Investor Class
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)	$—
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—	$—
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—	$—
8/31/2007	$6.52	$(0.00)	$0.93	$0.93	$—	$—	$—	$—	$—
Institutional Class
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—	$—
Class A
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—	$—
Class C
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—	$—
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—	$—
Class R3
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—	$—
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—	$—
Large Cap Value Fund
Institutional Class
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010‡‡‡‡	$8.57	$0.08	$(0.13)	$(0.05)	$(0.22)	$—	$—	$(0.22)	$—
8/31/2009‡‡‡‡	$10.04	$0.19	$(1.52)	$(1.33)	$(0.14)	$—	$—	$(0.14)	$—
8/31/2008‡‡‡‡	$10.93	$0.24	$(0.62)	$(0.38)	$(0.24)	$(0.27)	$—	$(0.51)	$—
Period from 11/2/2006^ to 8/31/2007‡‡‡‡	$10.00	$0.21	$0.88	$1.09	$(0.16)	$—	$—	$(0.16)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Disciplined Growth Fund
Investor Class
8/31/2011	$—	$7.38	19.44%		$15.5	1.11%	1.11	%§	(.08%)	101%
8/31/2010	$—	$6.18	2.37%		$11.4	1.11%	1.11	%‡	.29%	104%
8/31/2009	$—	$6.04	(18.27%)		$11.7	1.34%	1.34	%‡	.40%	132	%###
8/31/2008	$—	$7.39	(.81%)		$11.9	1.51%	1.50	%‡	(.00%)	167%
8/31/2007	$—	$7.45	14.26%		$10.0	1.51%	1.50	%‡	(.02%)	46%
Institutional Class
8/31/2011	$—	$7.41	19.79%		$565.4	.75%	.75	%‡	.29%	101%
8/31/2010	$—	$6.20	2.76%		$346.6	.75%	.75	%‡	.61%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.05	14.58	%**	$23.3	.75%*	.75	%‡*	.86%*	132	%Ø###
Class A
8/31/2011	$—	$7.37	19.30%		$40.2	1.11%	1.11	%‡	(.09%)	101%
8/31/2010	$—	$6.18	2.32%		$33.0	1.11%	1.11	%‡	.35%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.04	14.39	%**	$63.7	1.11%*	1.11	%‡*	.47%*	132	%Ø###
Class C
8/31/2011	$—	$7.26	18.63%		$37.0	1.86%	1.86	%‡	(.83%)	101%
8/31/2010	$—	$6.12	1.66%		$31.0	1.86%	1.86	%‡	(.46%)	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.02	14.02	%**	$25.9	1.86%*	1.86	%‡*	(.28%)*	132	%Ø###
Class R3
8/31/2011	$—	$7.34	19.16%		$0.3	1.36%	1.36	%‡	(.29%)	101%
8/31/2010	$—	$6.16	2.16%		$0.1	1.36%	1.36	%‡	.04%	104%
Period from 5/27/2009^ to 8/31/2009	$—	$6.03	10.24	%**	$0.1	1.36%*	1.36	%‡*	.20%*	132	%Ø###
Large Cap Value Fund
Institutional Class
8/31/2011	$—	$9.95	20.87%		$2.6	.75%	.75	%‡	1.28%	191%
8/31/2010‡‡‡‡	$—	$8.30	(.71	%)†††††	$1.2	.92%	.92	%‡	.93%	52%
8/31/2009‡‡‡‡	$—	$8.57	(13.01	%)†††††	$1.2	1.03%	1.03	%‡	2.39%	94%
8/31/2008‡‡‡‡	$—	$10.04	(3.68	%)†††††	$4.8	1.01%	1.01	%‡	2.24%	53%
Period from 11/2/2006^ to 8/31/2007‡‡‡‡	$—	$10.93	10.87	%†††††**	$7.1	1.00%*	1.00	%‡*	2.37%*	42	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—	$—
Class C
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—	$—
Mid Cap Growth Fund
Investor Class
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—	$—
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—	$—
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—	$—
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—	$—
8/31/2007	$8.17	$(0.03)	$2.40	$2.37	$—	$—	$—	$—	$—
Trust Class
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—	$—
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—	$—
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—	$—
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—	$—
8/31/2007	$12.53	$(0.09)	$3.67	$3.58	$—	$—	$—	$—	$—
Advisor Class
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—	$—
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—	$—
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—	$—
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—	$—
8/31/2007	$12.96	$(0.12)	$3.80	$3.68	$—	$—	$—	$—	$—
Institutional Class
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—	$—
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—	$—
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—	$—
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—	$—
Period from 4/19/2007^ to 8/31/2007	$9.97	$(0.01)	$0.59	$0.58	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
Period from 3/2/2011^ to 8/31/2011	$—	$9.93	(3.40	%)**	$0.3	1.12%*	1.12	%‡*	1.22%*	191	%Ø
Class C
Period from 3/2/2011^ to 8/31/2011	$—	$9.89	(3.79	%)**	$0.0	1.86%*	1.86	%‡*	.26%*	191	%Ø
Mid Cap Growth Fund
Investor Class
8/31/2011	$—	$10.84	28.59%		$335.5	1.02%	1.02%		(.45%)	49%
8/31/2010	$—	$8.43	13.46%		$288.0	1.07%	1.07%		(.55%)	70%
8/31/2009	$—	$7.43	(22.04%)		$280.9	1.11%	1.11	%‡	(.28%)	69%
8/31/2008	$—	$9.53	(9.58%)		$396.7	1.01%	1.01	%‡	(.49%)	70%
8/31/2007	$—	$10.54	29.01%		$446.3	1.03%	1.02	%‡	(.33%)	49%
Trust Class
8/31/2011	$—	$16.48	28.45%		$28.1	1.07%	1.07%		(.52%)	49%
8/31/2010	$—	$12.83	13.44%		$21.8	1.14%	1.14%		(.61%)	70%
8/31/2009	$—	$11.31	(22.21%)		$16.4	1.26%	1.26	%‡	(.37%)	69%
8/31/2008	$—	$14.54	(9.75%)		$11.7	1.25%	1.25	%‡	(.73%)	70%
8/31/2007	$—	$16.11	28.57%		$13.4	1.31%	1.30	%‡	(.63%)	49%
Advisor Class
8/31/2011	$—	$16.82	28.01%		$9.0	1.50%	1.50	%§	(.95%)	49%
8/31/2010	$—	$13.14	12.98%		$5.4	1.50%	1.50	%§	(.98%)	70%
8/31/2009	$—	$11.63	(22.36%)		$6.9	1.50%	1.50	%‡	(.57%)	69%
8/31/2008	$—	$14.98	(9.98%)		$3.2	1.50%	1.49	%‡	(.98%)	70%
8/31/2007	$—	$16.64	28.40%		$1.5	1.50%	1.49	%‡	(.80%)	49%
Institutional Class
8/31/2011	$—	$11.01	28.92%		$113.8	.75%	.75	%‡	(.21%)	49%
8/31/2010	$—	$8.54	13.87%		$121.1	.75%	.75	%‡	(.22%)	70%
8/31/2009	$—	$7.50	(21.63%)		$146.6	.75%	.75	%‡	.12%	69%
8/31/2008	$—	$9.57	(9.29%)		$51.1	.75%	.75	%‡	(.22%)	70%
Period from 4/19/2007^ to 8/31/2007	$—	$10.55	5.82	%**	$18.1	.75%*	.74	%‡*	(.25%)*	49	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class A
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—	$—
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—	$—
Class C
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—	$—
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—	$—
Class R3
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—	$—
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—	$—
Multi-Cap Opportunities Fund
Institutional Class
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)	$—
8/31/2010‡‡‡	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)	$—
8/31/2009‡‡‡	$9.84	$0.07	$(1.84)	$(1.77)	$(0.05)	$(0.09)	$—	$(0.14)	$—
8/31/2008‡‡‡	$11.14	$0.05	$(0.86)	$(0.81)	$(0.07)	$(0.42)	$—	$(0.49)	$—
Period from 11/2/2006^ to 8/31/2007‡‡‡	$10.00	$0.04	$1.12	$1.16	$(0.02)	$—	$—	$(0.02)	$—
Class A
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—	$—
Class C
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
8/31/2011	$—	$16.49	28.43%		$25.2	1.11%	1.11	%‡	(.56%)	49%
8/31/2010	$—	$12.84	13.53%		$13.6	1.11%	1.11	%‡	(.51%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.31	9.38	%**	$0.1	1.11%*	1.11	%‡*	(.01%)*	69	%Ø
Class C
8/31/2011	$—	$16.68	27.43%		$0.6	1.86%	1.86	%‡	(1.36%)	49%
8/31/2010	$—	$13.09	12.65%		$0.2	1.86%	1.86	%‡	(1.32%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.62	9.21	%**	$0.1	1.86%*	1.86	%‡*	(.64%)*	69	%Ø
Class R3
8/31/2011	$—	$16.87	28.09%		$0.5	1.36%	1.36	%‡	(.91%)	49%
8/31/2010	$—	$13.17	13.24%		$0.1	1.36%	1.36	%‡	(.84%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.63	9.30	%**	$0.1	1.36%*	1.36	%‡*	(.14%)*	69	%Ø
Multi-Cap Opportunities Fund
Institutional Class
8/31/2011	$—	$9.59	20.09%		$91.0	1.01%	1.01	%^^	.64%	105%
8/31/2010‡‡‡	$—	$8.03	3.02	%††††	$47.2	1.00%	1.00	%^^	1.10%	62%
8/31/2009‡‡‡	$—	$7.93	(17.74	%)††††	$3.1	1.02%	1.02	%^^	1.02%	124%
8/31/2008‡‡‡	$—	$9.84	(7.53	%)††††	$5.0	1.01%	1.01	%^^	.46%	129%
Period from 11/2/2006^ to 8/31/2007‡‡‡	$—	$11.14	11.58	%††††**	$8.6	1.00%*	1.00	%^^*	.44%*	88	%**
Class A
8/31/2011	$—	$9.56	19.48%		$0.2	1.37%	1.37	%^^	.28%	105%
Period from 12/21/2009^ to 8/31/2010	$—	$8.02	(4.30	%)**	$0.3	1.36%*	1.36	%^^*	.58%*	62	%Ø
Class C
8/31/2011	$—	$9.47	18.82%		$0.2	2.12%	2.12	%^^	(.50%)	105%
Period from 12/21/2009^ to 8/31/2010	$—	$7.97	(4.89	%)**	$0.1	2.12%*	2.12	%^^*	(.18%)*	62	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Partners Fund
Investor Class
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)	$—
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)	$—
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)	$—
8/31/2007	$28.71	$0.14	$3.96	$4.10	$(0.20)	$(0.51)	$—	$(0.71)	$—
Trust Class
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)	$—
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)	$—
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)	$—
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)	$—
8/31/2007	$22.14	$0.06	$3.05	$3.11	$(0.11)	$(0.39)	$—	$(0.50)	$—
Advisor Class
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—	$—
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)	$—
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)	$—
8/31/2007	$19.18	$0.02	$2.65	$2.67	$(0.06)	$(0.34)	$—	$(0.40)	$—
Institutional Class
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)	$—
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)	$—
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)	$—
8/31/2007	$28.72	$0.19	$3.96	$4.15	$(0.08)	$(0.51)	$—	$(0.59)	$—
Class A
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)	$—
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—	$—
Class C
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)	$—
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Partners Fund
Investor Class
8/31/2011	$—	$24.97	13.48%		$1,171.4	.85%	.85%		.42%	41%
8/31/2010	$—	$22.03	2.21%		$1,189.1	.85%	.85%		.19%	42%
8/31/2009	$—	$21.67	(23.27%)		$1,337.2	.89%	.89	%‡	.85%	35%
8/31/2008	$—	$28.90	(6.22%)		$2,193.1	.81%	.80	%‡	.42%	41%
8/31/2007	$—	$32.10	14.33%		$2,267.6	.81%	.80	%‡	.44%	47%
Trust Class
8/31/2011	$—	$19.15	13.32%		$424.9	1.04%	1.04%		.22%	41%
8/31/2010	$—	$16.90	2.01%		$547.6	1.03%	1.03%		.01%	42%
8/31/2009	$—	$16.67	(23.38%)		$622.6	1.04%	1.04	%‡	.70%	35%
8/31/2008	$—	$22.25	(6.40%)		$1,004.0	.99%	.99	%‡	.23%	41%
8/31/2007	$—	$24.75	14.09%		$1,171.5	1.00%	.99	%‡	.26%	47%
Advisor Class
8/31/2011	$—	$16.50	13.09%		$308.9	1.19%	1.19%		.07%	41%
8/31/2010	$—	$14.59	1.83%		$341.5	1.18%	1.18%		(.14%)	42%
8/31/2009	$—	$14.42	(23.47%)		$379.7	1.20%	1.20	%‡	.54%	35%
8/31/2008	$—	$19.27	(6.56%)		$559.0	1.15%	1.14	%‡	.08%	41%
8/31/2007	$—	$21.45	13.94%		$599.0	1.15%	1.14	%‡	.11%	47%
Institutional Class
8/31/2011	$—	$25.11	13.69%		$200.6	.69%	.69%		.61%	41%
8/31/2010	$—	$22.15	2.35%		$148.7	.69%	.69	%§	.35%	42%
8/31/2009	$—	$21.79	(23.10%)		$161.3	.70%	.70	%‡	1.01%	35%
8/31/2008	$—	$29.06	(6.08%)		$168.1	.66%	.65	%‡	.59%	41%
8/31/2007	$—	$32.28	14.49%		$133.5	.66%	.65	%‡§	.59%	47%
Class A
8/31/2011	$—	$19.06	13.20%		$1.4	1.11%	1.11	%‡	.30%	41%
Period from 6/21/2010^ to 8/31/2010	$—	$16.90	(7.95	%)**	$0.0	1.11%*	1.11	%‡*	.16%*	42	%Ø
Class C
8/31/2011	$—	$16.31	12.32%		$0.1	1.86%	1.86	%‡	(.56%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.57	(8.08	%)**	$0.0	1.86%*	1.86	%‡*	(.60%)*	42	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class R3
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)	$—
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—	$—
Real Estate Fund
Trust Class
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)	$—
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)	$—
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)	$—
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)	$—
8/31/2007	$15.69	$0.17	$(0.09)	$0.08	$(0.19)	$(1.37)	$—	$(1.56)	$—
Institutional Class
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)	$—
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)	$—
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)	$—
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)	$—
Class A
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)	$—
Class C
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)	$—
Class R3
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)	$—
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)	$—
Regency Fund
Investor Class
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)	$—
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)	$—
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)	$—
8/31/2007	$16.52	$0.13	$2.19	$2.32	$(0.10)	$(0.09)	$—	$(0.19)	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
8/31/2011	$—	$16.41	12.93%		$0.0	1.36%	1.36	%‡	(.08%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.58	(8.01	%)**	$0.0	1.36%*	1.36	%‡*	(.09%)*	42	%Ø
Real Estate Fund
Trust Class
8/31/2011	$0.01	$11.80	17.53%		$216.3	.99%	.99	%‡	.75%	28%
8/31/2010	$0.00	$10.23	35.09%		$126.7	.99%	.99	%‡	1.73%	70%
8/31/2009	$0.00	$7.74	(23.69%)		$63.0	.99%	.99	%‡	3.61%	181%
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.00%	.97	%‡	1.93%	187%
8/31/2007	$0.00	$14.21	(.43%)		$110.4	.99%	.97	%‡	1.06%	99%
Institutional Class
8/31/2011	$0.00	$11.83	17.77%		$117.1	.85%	.85	%‡	.81%	28%
8/31/2010	$0.00	$10.25	35.18%		$22.6	.85%	.85	%‡	1.77%	70%
8/31/2009	$0.00	$7.76	(23.46%)		$3.3	.85%	.85	%‡	3.47%	181%
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	.87%*	.86	%‡*	2.76%*	187	%Ø
Class A
8/31/2011	$0.00	$11.80	17.33%		$36.3	1.21%	1.21	%‡	.33%	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(.98	%)**	$0.5	1.21%*	1.21	%‡*	.68%*	70	%Ø
Class C
8/31/2011	$0.00	$11.80	16.44%		$8.3	1.96%	1.96	%‡	(.46%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.24	(1.08	%)**	$0.1	1.96%*	1.96	%‡*	.66%*	70	%Ø
Class R3
8/31/2011	$0.00	$11.80	17.00%		$0.3	1.46%	1.46	%‡	(.06%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(1.04	%)**	$0.0	1.46%*	1.46	%‡*	.93%*	70	%Ø
Regency Fund
Investor Class
8/31/2011	$—	$14.18	15.79%		$46.5	1.22%	1.22	%‡	.38%	27%
8/31/2010	$—	$12.26	11.51%		$55.9	1.22%	1.22	%‡	.10%	51%
8/31/2009	$—	$11.07	(21.04%)		$43.8	1.36%	1.36	%‡	.78%	51%
8/31/2008	$—	$15.02	(9.93%)		$79.1	1.13%	1.11	%‡	.43%	60%
8/31/2007	$—	$18.65	14.10%		$99.9	1.09%	1.08	%‡	.72%	80%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Trust Class
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)	$—
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)	$—
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)	$—
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)	$—
8/31/2007	$14.41	$0.08	$1.91	$1.99	$(0.06)	$(0.08)	$—	$(0.14)	$—
Institutional Class
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)	$—
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—	$—
Class A
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—	$—
Class C
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—	$—
Class R3
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—	$—
Select Equities Fund
Institutional Class
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)	$—
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)	$—
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)	$—
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—	$—
Class A
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)	$—
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)	$—
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)	$—
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2011	$—	$12.34	15.66%		$24.1	1.26%	1.26	%‡	.33%	27%
8/31/2010	$—	$10.68	11.55%		$80.5	1.25%	1.25	%‡	.07%	51%
8/31/2009	$—	$9.66	(20.96%)		$26.9	1.25%	1.25	%‡	.89%	51%
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.26%	1.24	%‡	.30%	60%
8/31/2007	$—	$16.26	13.84%		$55.6	1.25%	1.24	%‡	.51%	80%
Institutional Class
8/31/2011	$—	$14.22	16.26%		$3.5	.86%	.86	%‡	.67%	27%
Period from 3/8/2010^ to 8/31/2010	$—	$12.28	(6.40	%)**	$0.7	.85%*	.85	%‡*	.48%*	51	%Ø
Class A
8/31/2011	$—	$12.34	15.70%		$1.2	1.22%	1.22	%‡	.37%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.68	(6.40	%)**	$0.0	1.21%*	1.21	%‡*	.04%*	51	%Ø
Class C
8/31/2011	$—	$12.25	14.92%		$0.1	1.97%	1.97	%‡	(.31%)	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.66	(6.57	%)**	$0.0	1.96%*	1.96	%‡*	(.64%)*	51	%Ø
Class R3
8/31/2011	$—	$12.32	15.46%		$0.2	1.47%	1.47	%‡	.32%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.67	(6.49	%)**	$0.0	1.46%*	1.46	%‡*	(.22%)*	51	%Ø
Select Equities Fund
Institutional Class
8/31/2011	$—	$9.05	18.62%		$27.3	.75%	.75	%‡	.67%	150%
8/31/2010	$—	$7.91	.44%		$17.6	.75%	.75	%‡	.78%	129%
8/31/2009	$—	$8.06	(12.03%)		$6.5	.75%	.75	%‡	1.04%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	.76%*	.76	%‡*	1.17%*	53	%**
Class A
8/31/2011	$—	$9.03	18.15%		$30.9	1.20%	1.20	%‡	.23%	150%
8/31/2010	$—	$7.88	(.11%)		$38.0	1.20%	1.20	%‡	.36%	129%
8/31/2009	$—	$8.05	(11.95%)		$38.3	1.20%	1.20	%‡	.52%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	1.24%*	1.24	%‡*	.63%*	53	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class C
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)	$—
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)	$—
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)	$—
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—	$—
Small Cap Growth Fund
Investor Class
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—	$—
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—	$—
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—	$—
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—	$—
8/31/2007	$15.01	$(0.18)	$4.32	$4.14	$—	$—	$—	$—	$—
Trust Class
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—	$—
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—	$—
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—	$—
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—	$—
8/31/2007	$16.52	$(0.21)	$4.74	$4.53	$—	$—	$—	$—	$—
Advisor Class
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—	$—
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—	$—
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—	$—
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—	$—
8/31/2007	$11.07	$(0.17)	$3.18	$3.01	$—	$—	$—	$—	$—
Institutional Class
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—	$—
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—	$—
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—	$—
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—	$—
Class A
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—	$—
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
8/31/2011	$—	$8.82	17.29%		$13.2	1.95%	1.95	%‡	(.53%)	150%
8/31/2010	$—	$7.74	(.75%)		$11.6	1.95%	1.95	%‡	(.41%)	129%
8/31/2009	$—	$7.94	(12.58%)		$7.4	1.95%	1.95	%‡	(.22%)	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	1.99%*	1.98	%‡*	(.08%)*	53	%**
Small Cap Growth Fund
Investor Class
8/31/2011	$—	$17.74	29.68%		$63.6	1.15%	1.15	%‡	(.88%)	185%
8/31/2010	$—	$13.68	4.03%		$75.4	1.15%	1.15	%‡	(.89%)	235%
8/31/2009	$—	$13.15	(26.62%)		$144.1	1.30%	1.30	%‡	(.89%)	292%
8/31/2008	$—	$17.92	(6.42%)		$239.9	1.31%	1.29	%‡	(.93%)	185%
8/31/2007	$—	$19.15	27.58%		$58.1	1.30%	1.27	%‡	(1.01%)	153%
Trust Class
8/31/2011	$—	$19.32	29.40%		$19.3	1.37%	1.37	%‡	(1.10%)	185%
8/31/2010	$—	$14.93	3.47%		$22.0	1.37%	1.37	%‡	(1.11%)	235%
8/31/2009	$—	$14.43	(26.64%)		$35.2	1.40%	1.40	%‡	(1.00%)	292%
8/31/2008	$—	$19.67	(6.56%)		$42.3	1.41%	1.39	%‡	(1.04%)	185%
8/31/2007	$—	$21.05	27.42%		$8.5	1.40%	1.38	%‡	(1.08%)	153%
Advisor Class
8/31/2011	$—	$12.81	29.13%		$7.9	1.60%	1.60	%‡	(1.33%)	185%
8/31/2010	$—	$9.92	3.23%		$9.7	1.60%	1.60	%‡	(1.34%)	235%
8/31/2009	$—	$9.61	(26.81%)		$11.7	1.60%	1.60	%‡	(1.19%)	292%
8/31/2008	$—	$13.13	(6.75%)		$13.6	1.61%	1.59	%‡	(1.23%)	185%
8/31/2007	$—	$14.08	27.19%		$4.3	1.60%	1.57	%‡	(1.30%)	153%
Institutional Class
8/31/2011	$—	$17.88	30.04%		$103.0	.90%	.90	%‡	(.63%)	185%
8/31/2010	$—	$13.75	3.93%		$82.6	.91%	.91	%‡	(.63%)	235%
8/31/2009	$—	$13.23	(26.30%)		$7.5	.90%	.90	%‡	(.48%)	292%
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76	%**	$4.3	.91%*	.90	%‡*	(.55%)*	185	%Ø
Class A
8/31/2011	$—	$19.36	29.50%		$1.2	1.26%	1.26	%‡	(1.01%)	185%
8/31/2010	$—	$14.95	3.60%		$0.5	1.26%	1.26	%‡	(1.01%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$14.43	11.17	%**	$0.1	1.26%*	1.26	%‡*	(.76%)*	292	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class C
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—	$—
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—	$—
Class R3
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—	$—
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—	$—
Socially Responsive Fund
Investor Class
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)	$—
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)	$—
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)	$—
8/31/2007	$23.88	$0.18	$3.42	$3.60	$(0.04)	$(0.24)	$—	$(0.28)	$—
Trust Class
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)	$—
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)	$—
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)	$—
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)	$—
8/31/2007	$16.53	$0.08	$2.38	$2.46	$(0.01)	$(0.17)	$—	$(0.18)	$—
Institutional Class
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)	$—
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)	$—
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)	$—
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)	$—
Class A
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)	$—
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
8/31/2011	$—	$12.69	28.57%		$0.3	2.01%	2.01	%‡	(1.72%)	185%
8/31/2010	$—	$9.87	2.81%		$0.1	2.01%	2.01	%‡	(1.76%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.60	10.98	%**	$0.1	2.01%*	2.01	%‡*	(1.47%)*	292	%Ø
Class R3
8/31/2011	$—	$12.83	29.20%		$0.1	1.51%	1.51	%‡	(1.24%)	185%
8/31/2010	$—	$9.93	3.33%		$0.1	1.51%	1.51	%‡	(1.25%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.61	11.10	%**	$0.1	1.52%*	1.52	%‡*	(.97%)*	292	%Ø
Socially Responsive Fund
Investor Class
8/31/2011	$—	$24.61	19.74%		$648.1	.90%	.90%		.69%	20%
8/31/2010	$—	$20.58	10.14%		$582.5	.94%	.94%		.27%	41%
8/31/2009	$—	$18.74	(21.83%)		$597.1	.93%	.93%		.51%	36%
8/31/2008	$—	$24.51	(6.49%)		$804.0	.90%	.89%		.57%	35%
8/31/2007	$—	$27.20	15.15%		$786.2	.91%	.90%		.66%	16%
Trust Class
8/31/2011	$—	$16.85	19.60%		$484.7	1.08%	1.08%		.50%	20%
8/31/2010	$—	$14.11	9.94%		$356.1	1.12%	1.12%		.10%	41%
8/31/2009	$—	$12.88	(22.01%)		$308.2	1.13%	1.13%		.32%	36%
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.09%	1.08%		.38%	35%
8/31/2007	$—	$18.81	14.93%		$355.5	1.10%	1.09%		.45%	16%
Institutional Class
8/31/2011	$—	$24.64	19.98%		$417.7	.74%	.74	%§	.82%	20%
8/31/2010	$—	$20.60	10.36%		$166.9	.75%	.75	%‡	.49%	41%
8/31/2009	$—	$18.75	(21.71%)		$77.6	.75%	.75	%‡	.70%	36%
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.75%*	.74	%‡*	.83%*	35	%Ø
Class A
8/31/2011	$—	$16.77	19.54%		$75.9	1.11%	1.11	%‡	.42%	20%
8/31/2010	$—	$14.08	10.03%		$12.4	1.11%	1.11	%‡	.18%	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.88	7.33	%**	$1.1	1.11%*	1.11	%‡*	.11%*	36	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management
Class C
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)	$—
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—	$—
Class R3
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)	$—
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)	$—
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
8/31/2011	$—	$16.52	18.63%	$12.9	1.86%	1.86	%‡	(.35%)	20%
8/31/2010	$—	$13.94	9.10%	$3.3	1.86%	1.86	%‡	(.57%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.86	7.17%**	$0.1	1.86%*	1.86	%‡*	(.40%)*	36	%Ø
Class R3
8/31/2011	$—	$16.68	19.20%	$9.7	1.36%	1.36	%§	.08%	20%
8/31/2010	$—	$14.05	9.74%	$0.2	1.36%	1.36	%‡	(.11%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.87	7.25%**	$0.1	1.36%*	1.36	%‡*	.12%*	36	%Ø

Notes to Financial Highlights

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended August 31, 2009, Management reimbursed Emerging Markets Equity and Socially Responsive for losses incurred in connection with a trade error, which had no impact on total return. On August 30, 2011, Management made a voluntary contribution to International in the amount of $2,721,097. This payment was made by Management in connection with an administrative matter affecting the timing of a trade and had a 1.05%, 1.07%, 0.91% and 0.91% impact on total return for Investor Class, Trust Class, Class A and Class C, respectively.

‡‡
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

‡‡‡
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class.

‡‡‡‡
On April 19, 2010, Large Cap Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††
During the period from November 2, 2006 through June 9, 2008, Equity Income's Trust Class had only one investor, which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††
During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

†††††
During the period from November 2, 2006 through April 19, 2010, Large Cap Value's Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund's Trust Class was converted into the Fund's Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

Notes to Financial Highlights (cont'd)

‡
After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2011		2010		2009		2008		2007
Emerging Markets Equity Fund Institutional Class	2.56%		6.65%		14.78	%(13)	—		—
Emerging Markets Equity Fund Class A	3.22%		6.71%		18.97	%(13)	—		—
Emerging Markets Equity Fund Class C	3.80%		7.05%		17.56	%(13)	—		—
Emerging Markets Equity Fund Class R3	8.02%		39.77	%(3)	—		—		—
Equity Income Fund Institutional Class	—		1.01%		1.32%		3.63	%(12)	2.91	%(6)(16)
Equity Income Fund Class A	—		1.36%		2.31%		5.67	%(17)	—
Equity Income Fund Class C	—		2.12%		2.80%		6.94	%(17)	—
Equity Income Fund Class R3	4.32%		36.17	%(3)	—		—		—
Focus Fund Investor Class	—		—		.99%		.89%		.87%
Focus Fund Trust Class	—		—		1.24%		1.10%		1.07%
Focus Fund Advisor Class	—		—		1.53%		1.33%		1.28%
Focus Fund Institutional Class	.85%		36.90	%(3)	—		—		—
Focus Fund Class A	2.20%		37.28	%(3)	—		—		—
Focus Fund Class C	2.92%		38.06	%(3)	—		—		—
Genesis Fund Investor Class	—		—		1.08%		1.03%		1.03%
Genesis Fund Trust Class	—		—		1.12%		1.09%		1.10%
Genesis Fund Advisor Class	—		—		1.38%		1.35%		1.35%
Genesis Fund Institutional Class	.89%		.87%		.87%		.85%		.85%
Global Equity Fund Institutional Class	55.68	%(21)	—		—		—		—
Global Equity Fund Class A	69.65	%(21)	—		—		—		—
Global Equity Fund Class C	74.49	%(21)	—		—		—		—
Global Thematic Opportunities Fund Institutional Class	4.83	%(21)	—		—		—		—
Global Thematic Opportunities Fund Class A	13.72	%(21)	—		—		—		—
Global Thematic Opportunities Fund Class C	21.31	%(21)	—		—		—		—
Guardian Fund Investor Class	—		—		.97%		.89%		.87%
Guardian Fund Trust Class	—		—		1.14%		1.06%		1.05%
Guardian Fund Advisor Class	—		2.59%		5.33%		3.44%		2.85%
Guardian Fund Institutional Class	—		.81%		5.16	%(15)	—		—
Guardian Fund Class A	1.15%		1.22%		2.24	%(15)	—		—
Guardian Fund Class C	1.90%		2.46%		6.27	%(15)	—		—
Guardian Fund Class R3	1.44%		3.12%		5.77	%(15)	—		—
International Fund Investor Class	1.60%		1.41%		1.40%		1.26%		1.24%
International Fund Trust Class	—		—		1.49%		1.35%		1.33%
International Fund Class A	3.02	%(10)(a)	—		—		—		—
International Fund Class C	8.24	%(10)(a)	—		—		—		—
International Large Cap Fund Trust Class	1.39%		1.53%		1.73%		1.37%		1.48%
International Large Cap Fund Institutional Class	1.01%		1.12%		1.30%		.97%		.99	%(4)
International Large Cap Fund Class A	1.39%		1.52%		2.17%		1.70	%(7)	—

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2011		2010		2009		2008		2007
International Large Cap Fund Class C	2.14%		2.29%		3.94%		4.08	%(7)	—
International Large Cap Fund Class R3	1.87%		3.50%		6.18	%(15)	—		—
Intrinsic Value Fund Institutional Class	1.26%		1.70	%(19)	—		—		—
Intrinsic Value Fund Class A	1.65%		2.11	%(19)	—		—		—
Intrinsic Value Fund Class C	2.34%		3.09	%(19)	—		—		—
Large Cap Disciplined Growth Fund Investor Class	—		1.23%		2.50%		2.53%		2.44%
Large Cap Disciplined Growth Fund Institutional Class	.80%		.87%		1.57	%(14)	—		—
Large Cap Disciplined Growth Fund Class A	1.19%		1.30%		1.79	%(14)	—		—
Large Cap Disciplined Growth Fund Class C	1.92%		2.01%		2.56	%(14)	—		—
Large Cap Disciplined Growth Fund Class R3	1.48%		3.23%		6.21	%(15)	—		—
Large Cap Value Fund Institutional Class	18.35	%(16)	15.47	%(2)(16)	15.05	%(16)	2.58	%(16)	2.54	%(1)(16)
Large Cap Value Fund Class A	17.08	%(20)	—		—		—		—
Large Cap Value Fund Class C	26.31	%(20)	—		—		—		—
Mid Cap Growth Fund Investor Class	—		—		1.11%		1.01%		1.02%
Mid Cap Growth Fund Trust Class	—		—		1.26%		1.25%		1.30%
Mid Cap Growth Fund Advisor Class	—		—		1.86%		2.38%		3.39%
Mid Cap Growth Fund Institutional Class	.81%		.83%		.87%		.78%		1.03	%(5)
Mid Cap Growth Fund Class A	1.19%		1.28%		4.05	%(15)	—		—
Mid Cap Growth Fund Class C	2.04%		2.64%		6.29	%(15)	—		—
Mid Cap Growth Fund Class R3	1.50%		3.15%		5.78	%(15)	—		—
Partners Fund Investor Class	—		—		.89%		.80%		.80%
Partners Fund Trust Class	—		—		1.05%		.99%		.99%
Partners Fund Advisor Class	—		—		1.20%		1.14%		1.14%
Partners Fund Institutional Class	—		—		.71%		.65%		.65%
Partners Fund Class A	1.29%		35.72	%(3)	—		—		—
Partners Fund Class C	4.61%		37.45	%(3)	—		—		—
Partners Fund Class R3	6.07%		36.96	%(3)	—		—		—
Real Estate Fund Trust Class	1.55%		1.75%		2.02%		1.83%		1.59%
Real Estate Fund Institutional Class	1.16%		1.39%		2.80%		1.77	%(11)	—
Real Estate Fund Class A	1.60%		12.56	%(3)	—		—		—
Real Estate Fund Class C	2.37%		20.75	%(3)	—		—		—
Real Estate Fund Class R3	2.81%		37.36	%(3)	—		—		—
Regency Fund Investor Class	1.33%		1.24%		1.37%		1.12%		1.08%
Regency Fund Trust Class	1.54%		1.42%		1.59%		1.36%		1.31%
Regency Fund Institutional Class	1.16%		1.03	%(18)	—		—		—
Regency Fund Class A	1.91%		37.23	%(3)	—		—		—
Regency Fund Class C	3.97%		35.88	%(3)	—		—		—
Regency Fund Class R3	6.06%		37.59	%(3)	—		—		—
Select Equities Fund Institutional Class	1.17%		1.22%		2.57%		13.92	%(7)	—
Select Equities Fund Class A	1.58%		1.60%		2.19%		3.99	%(7)	—
Select Equities Fund Class C	2.30%		2.35%		2.91%		7.21	%(7)	—
Small Cap Growth Fund Investor Class	1.49%		1.50%		1.48%		1.42%		1.76%

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2011	2010	2009		2008		2007
Small Cap Growth Fund Trust Class	1.67%	1.70%	1.73%		1.64%		2.22%
Small Cap Growth Fund Advisor Class	1.80%	1.90%	1.99%		1.96%		2.58%
Small Cap Growth Fund Institutional Class	1.26%	1.28%	1.69%		1.10	%(9)	—
Small Cap Growth Fund Class A	1.78%	2.05%	5.34	%(15)	—		—
Small Cap Growth Fund Class C	2.52%	3.43%	6.65	%(15)	—		—
Small Cap Growth Fund Class R3	2.05%	4.16%	6.29	%(15)	—		—
Socially Responsive Fund Institutional Class	—	.77%	.78%		.76	%(8)	—
Socially Responsive Fund Class A	1.14%	1.21%	1.70	%(15)	—		—
Socially Responsive Fund Class C	1.89%	1.99%	6.17	%(15)	—		—
Socially Responsive Fund Class R3	—	2.95%	5.76	%(15)	—		—

(1)	Period from November 2, 2006 to August 31, 2007.

(2)
On April 19, 2010, Large Cap Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(3)	Period from June 21, 2010 to August 31, 2010.

(4)	Period from October 6, 2006 to August 31, 2007.

(5)	Period from April 19, 2007 to August 31, 2007.

(6)	Period from November 2, 2006 to August 31, 2007.

(7)	Period from December 20, 2007 to August 31, 2008.

(8)	Period from November 28, 2007 to August 31, 2008.

(9)	Period from April 1, 2008 to August 31, 2008.

(10)	Period from December 20, 2010 to August 31, 2011.

(11)	Period from June 4, 2008 to August 31, 2008.

(12)
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(13)	Period from October 8, 2008 to August 31, 2009. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(14)	Period from April 6, 2009 to August 31, 2009.

(15)	Period from May 27, 2009 to August 31, 2009.

(16)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

(17)	Period from June 9, 2008 to August 31, 2008.

(18)	Period from March 8, 2010 to August 31, 2010.

(19)	Period from May 10, 2010 to August 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(20)	Period from March 2, 2011 to August 31, 2011.

(21)	Period from June 30, 2011 to August 31, 2011. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

Notes to Financial Highlights (cont'd)

a	For Class A and Class C, additional legal fees, which are a non-recurring expense, are included in ratios on a nonannualized basis (See Note I of Notes to Financial Statements).

^^
After utilization of the Line of Credit by International Institutional and Multi-Cap Opportunities and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had a Fund not utilized the Line of Credit or had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2011	2010		2009		2008		2007
International Institutional Fund Institutional Class	1.23%	1.24%		1.26%		1.11%		1.12%
Multi-Cap Opportunities Fund Institutional Class	1.21%	1.95	%(1)	5.67	%(4)	2.33	%(4)	2.31	%(3)(4)
Multi-Cap Opportunities Fund Class A	1.69%	3.18	%(2)	—		—		—
Multi-Cap Opportunities Fund Class C	2.43%	6.43	%(2)	—		—		—

(1)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(2)	Period from December 21, 2009 to August 31, 2010.

(3)	Period from November 2, 2006 to August 31, 2007.

(4)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

§
After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management, as applicable. Had a Fund not made such reimbursements or had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2011	2010	2009	2008	2007
Equity Income Fund Institutional Class	.76%	—	—	—	—
Equity Income Fund Class A	1.16%	—	—	—	—
Equity Income Fund Class C	1.90%	—	—	—	—
Focus Fund Advisor Class	—	1.39%	—	—	—
Guardian Fund Advisor Class	1.35%	—	—	—	—
Guardian Fund Institutional Class	.74%	—	—	—	—
Large Cap Disciplined Growth Fund Investor Class	1.08%	—	—	—	—
Mid Cap Growth Fund Advisor Class	1.34%	1.48%	—	—	—
Partners Fund Institutional Class	—	.68%	—	—	.64%
Socially Responsive Fund Institutional Class	.72%	—	—	—	—
Socially Responsive Fund Class R3	1.35%	—	—	—	—

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

ØØ
Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Notes to Financial Highlights (cont'd)

Ø
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2007 for International Large Cap and Mid Cap Growth, for the year ended August 31, 2008 for Equity Income, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Multi-Cap Opportunities, Partners, Real Estate, and Regency, and for the year ended August 31, 2011 for International and Large Cap Value.

##
On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Fasciano (acquired fund) prior to the merger date.

###
On April 9, 2009, Large Cap Disciplined Growth (formerly, Neuberger Berman Century Fund) acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date.

@@
Subsequent to August 31, 2007, Genesis received notification that a substantial portion of a special cash dividend received from one of its investments, which was recorded as dividend income in the 2007 financial statements, represented a non-taxable return of capital to Genesis. The reclassification had no impact on the total or per share net assets of Genesis, but resulted in a decrease of $62,516,000 in net investment income (loss), an increase of $2,354,000 in net realized gain (loss) on investments and an increase of $60,162,000 in change in unrealized appreciation (depreciation) of investments, for that year. The financial highlights for each class of shares for the year ended August 31, 2007, have been updated to reflect the revised recharacterization. The impact on the financial highlights for each class was a reclassification of $0.21, $0.32, $0.18 and $0.26 per share for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively, and a decrease in the Ratio of Net Investment Income (Loss) to Average Net Assets of 0.57%, 0.61%, 0.59% and 0.54% for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Select Equities Fund, fourteen of the series constituting Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2011, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of the Trust as of August 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 14, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund, and Neuberger Berman Multi-Cap Opportunities Fund (formerly Research Opportunities Fund), each a series of the Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Trust, as of August 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 14, 2011

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:
Please contact your investment provider

For Trust Class, Advisor Class and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Independent Fund Trustees

John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	45
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	45	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	45
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	45
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert A. Kavesh (1927)	Trustee since 1986	Retired, since 2002; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	45
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	45
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	45
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	45	Manager, Larch Lane Multi-Strategy Fund complex (which currently consists of three funds), since 2006; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Edward I. O'Brien (1928)	Trustee since 1993	Private Investor; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	45	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Cornelius T. Ryan (1931)	Trustee since 1982	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; formerly, Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, 1981 to 2010.	45
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bioscience Partners, 1981 to 2005.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	45
Director, H&R Block, Inc. (financial services company), since May 2001; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	45
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	45	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Fund Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI") since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of LBHI Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			45
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	45	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Jack L. Rivkin* (1940)	Trustee since 2002; President, 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
45
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*	Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator.

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on April 13, 2011, the Board, including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Global Equity Fund and Neuberger Berman Global Thematic Opportunities Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as each Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for each Fund and their experience. The Board also considered the composite performance of separate accounts that were managed by certain of the same portfolio managers using similar investment objectives, policies and strategies as each respective Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for each Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management, Neuberger or their affiliates from their relationship with each Fund.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management and the contractual limits on each Fund's expenses undertaken by Management for each Fund. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." The Board compared the fees charged to each Fund to the fees charged to separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and such separate accounts and determined that the differences in fees were consistent with the management and other services provided. The Board discussed any anticipated economies of scale in relation to the services Management provides to each Fund, noting that the start-up phase of a fund may be too soon to properly evaluate all of the economies. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels based on expected costs to be borne by Management in operating each Fund.

Conclusions
In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to each Fund.

Notice to Shareholders (Unaudited)

Emerging Markets Equity Fund, Intrinsic Value Fund and Select Equities Fund hereby designate $546,041, $3,022,518 and $1,396,018, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2011, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Fund's distributions during the calendar year 2011 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Emerging Markets Equity Fund	$1,698,050
Equity Income Fund	31,414,583
Focus Fund	9,369,757
Genesis Fund	208,158,478
Global Equity Fund	1,564
Global Thematic Opportunities Fund	31,841
Guardian Fund	19,520,133
International Fund	8,807,330
International Institutional Fund	7,014,165
International Large Cap Fund	5,170,005
Intrinsic Value Fund	772,879
Large Cap Disciplined Growth Fund	6,305,483
Large Cap Value Fund	31,371
Multi-Cap Opportunities	1,011,825
Partners Fund	32,628,948
Regency Fund	1,602,415
Select Equities Fund	1,019,913
Socially Responsive Fund	24,837,185

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

  H0599 10/11

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Thematic Opportunities, Guardian, International, International Institutional, International Large Cap, Large Cap Value, Partners, Real Estate, and Select Equities Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities, Regency, Small Cap Growth, and Socially Responsive Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $591,500 and $609,775 for the fiscal years ended 2010 and 2011, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $133,000 and $135,625 for the fiscal years ended 2010 and 2011, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2010 and 2011, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $141,500 and $147,750 for the fiscal years ended 2010 and 2011, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $26,000 and $22,750 for the fiscal years ended 2010 and 2011, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2010 and 2011, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2010 and 2011, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $141,500 and $174,968 for the fiscal years ended 2010 and 2011, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $26,000 and $22,750 for the fiscal years ended 2010 and 2011, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: October 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: October 25, 2011

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: October 25, 2011